FIDELITY ADVISOR
FOCUS FUNDSSM
CLASS A, CLASS T, CLASS B AND CLASS C
Consumer Industries
Cyclical Industries
Financial Services
Health Care
Natural Resources
Technology
Utilities Growth

SEMIANNUAL REPORT
JANUARY 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PERFORMANCE OVERVIEW  4

CONSUMER INDUSTRIES   5                        PERFORMANCE
                      9                        FUND TALK: THE MANAGER'S OVERVIEW
                      10                       INVESTMENT SUMMARY
                      11                       INVESTMENTS
                      14                       FINANCIAL STATEMENTS
                      18                       NOTES TO THE FINANCIAL STATEMENTS

CYCLICAL INDUSTRIES   23                       PERFORMANCE
                      27                       FUND TALK: THE MANAGER'S OVERVIEW
                      28                       INVESTMENT SUMMARY
                      29                       INVESTMENTS
                      31                       FINANCIAL STATEMENTS
                      35                       NOTES TO THE FINANCIAL STATEMENTS

FINANCIAL SERVICES    39                       PERFORMANCE
                      43                       FUND TALK: THE MANAGER'S OVERVIEW
                      44                       INVESTMENT SUMMARY
                      45                       INVESTMENTS
                      47                       FINANCIAL STATEMENTS
                      51                       NOTES TO THE FINANCIAL STATEMENTS

HEALTH CARE           56                       PERFORMANCE
                      60                       FUND TALK: THE MANAGER'S OVERVIEW
                      61                       INVESTMENT SUMMARY
                      62                       INVESTMENTS
                      64                       FINANCIAL STATEMENTS
                      68                       NOTES TO THE FINANCIAL STATEMENTS

NATURAL RESOURCES     73                       PERFORMANCE
                      77                       FUND TALK: THE MANAGER'S OVERVIEW
                      78                       INVESTMENT SUMMARY
                      79                       INVESTMENTS
                      81                       FINANCIAL STATEMENTS
                      85                       NOTES TO THE FINANCIAL STATEMENTS

TECHNOLOGY            90                       PERFORMANCE
                      94                       FUND TALK: THE MANAGERS' OVERVIEW
                      95                       INVESTMENT SUMMARY
                      96                       INVESTMENTS
                      98                       FINANCIAL STATEMENTS
                      102                      NOTES TO THE FINANCIAL STATEMENTS

UTILITIES GROWTH      107                      PERFORMANCE
                      111                      FUND TALK: THE MANAGER'S OVERVIEW
                      112                      INVESTMENT SUMMARY
                      113                      INVESTMENTS
                      114                      FINANCIAL STATEMENTS
                      118                      NOTES TO THE FINANCIAL STATEMENTS

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PERFORMANCE OVERVIEW

Predictable only for its volatility, the U.S. stock market gave investors a wild - and oftentimes profitable - ride during the six-month period ending January 31, 1999. In that time, the Standard & Poor's 500 Index - a popular measure of the U.S. stock market - returned 15.02%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - had a 6.27% increase over the past six months. Meanwhile, the technology-laden NASDAQ Index posted a whopping 33.83% return during the same time frame.

Those numbers belie the continual tug-of-war between investors' positive outlook for the U.S. equity market, and the international events that threatened to undermine that confidence. As the period opened, stocks were being slowly dragged downward from their record high in mid-July. At the other end of the rope: the ongoing financial crisis in Asia, which began to loosen the sure grip many investors held on the domestic stock markets. The battle became even more lopsided when Russia joined the fray. Its escalating economic and political disasters culminated in a series of loan defaults and a subsequent devaluation of the ruble. Investor reaction was swift and extreme: They loosened their grasp on the equity market and the Dow plunged 512.61 points on August 31 - erasing all previous gains for the year.

Seeking the sanctity of a less volatile haven, investors found refuge in U.S. Treasuries. There they paused to catch their collective breath, anxious about the prospect of what looked almost assuredly like an impending bear market. While Treasury yields dropped to their lowest yield levels in three decades, new fears loomed on the horizon. The specter of presidential impeachment hearings recalled memories of the 1970s' bear market during the Watergate scandal. Also, rumors of troubled hedge funds and their potential impact on the nation's economy added to the maelstrom.

Faced with the possibility of global economic chaos, the U.S. Federal Reserve Board stepped in. To address the lack of confidence in domestic and global equity markets, the Fed instituted its first in a series of three separate 0.25% interest-rate cuts. The first quarter-point cut in the fed funds rate came on September 29. However, investor reaction was less than overwhelming, as many expressed disappointment that the cut was not deeper. Then, in a surprise move, the Fed slashed rates another quarter-point on October 15, and the Dow responded with its third-greatest single-day point gain ever. The third rate cut - a so-called "insurance" cut on November 17 - was the final brick in the foundation that the stock market needed to support a fourth-quarter rally. Technology stocks, particularly the high-flying Internet issues, helped drive stock market performance to new heights. Strong holiday sales also lifted confidence heading into the new year.

Despite all the worldwide financial and economic concerns, the S&P 500(Registered trademark) index notched a record fourth-straight year of returns exceeding 20%. The Dow Jones Industrial Average had its fourth consecutive year of double digit returns - also a new record.

As 1999 began, the U.S. economy continued to demonstrate its strength. High levels of employment, low inflation, strong consumer buying patterns and low interest rates sparked hopes of continued growth. The stock market, meanwhile, sustained its momentum in January. Despite some instances of profit-taking in technology issues, the S&P 500 index, Dow Jones Industrial Average and NASDAQ all reached record highs in the first month of 1999. Even concerns over Brazil's currency devaluation were hard pressed to put the brakes on the soaring equity markets.

Individual sector performance was mixed during the six-month period ending January 31, 1999. TECHNOLOGY stocks were the primary factor behind the market's fourth-quarter rally in 1998 and solid performance through the first month of 1999. Internet stocks were particularly strong. The Internet became a more and more viable and sought-after medium for advertisers, and continues to transform how individuals source information and conduct business. Excess inventories and slow demand from Asia hurt technology earlier in the period. By the end of 1998, however, nine out of the top 10 best-performing stocks in the S&P 500 were technology stocks.

HEALTH CARE stocks also contributed to the market's overall success, continuing their trend of recent strong performance. The pharmaceutical arena, buoyed by strong pipelines of new products, the ability to bring products to market more rapidly and the demands of an aging population, helped boost the performance of health care stocks overall. The health care sector in general also benefited from its somewhat "economy-proof" nature; people need health care regardless of whether the economy is weak or strong.

Currency devaluations in Russia and Brazil, as well as Russia's loan defaults, were particularly detrimental to the performance of FINANCE stocks during the six-month period ending January 31, 1999. On a more recent note, however, stable economic growth, coupled with nonexistent inflation, buoyed the financial sector in January of 1999.

The period's hardest-hit group of stocks proved to be NATURAL RESOURCES. Overproduction, lack of demand, unusually warm winters and weak global economic growth contributed to weak results nearly across the board. Electric utilities, oil, gas, and paper and forest stocks posted mostly flat to negative returns. Crude oil prices hit a 12-year low, natural gas prices were at a seven-year low and the number of rigs drilling for oil and gas was at a 49-year low.

The poor performance of electric utilities also detracted from the overall returns of UTILITY stocks in general. In addition, many telecommunications stocks in the utilities sector were battered during the third quarter of 1998 as investors fled the equity markets in search of safer, less volatile investments. With the exception of that quarter, telephone utility stocks benefited greatly as demand for data networking and communications increased tremendously.

CYCLICAL INDUSTRIES - those whose performance usually moves in line with prevailing economic conditions - turned in mixed results. Automobile stocks performed well as auto sales reached record levels. Conversely, industrial commodities suffered from the state of the global economy. Stocks in the CONSUMER INDUSTRIES sector also posted mixed returns. Companies with significant business outside the U.S. took it on the chin during the global economic turmoil, while retailers - which typically have little international exposure - generally performed well during the period.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED  JANUARY 31,      PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV CONSUMER - CL A    12.64%         31.88%       94.83%

FIDELITY ADV CONSUMER - CL A    6.16%          24.30%       83.63%
(INCL. 5.75% SALES CHARGE)

S&P 500 (registered trademark)  15.02%         32.49%       103.54%

GS Consumer Industries          11.15%         27.43%       84.43%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JANUARY 31,      PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV CONSUMER - CL A    31.88%       31.87%

FIDELITY ADV CONSUMER - CL A    24.30%       28.67%
(INCL. 5.75% SALES CHARGE)

S&P 500                         32.49%       34.28%

GS Consumer Industries          27.43%       28.90%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL A       S&P 500
GS CONSUMER INDUSTRIES
             00185                       SP001
GS002
  1996/09/03       9425.00                    10000.00
   10000.00
  1996/09/30       9943.38                    10516.69
   10513.26
  1996/10/31      10056.48                    10806.74
   10515.20
  1996/11/30      10395.78                    11623.62
   11025.10
  1996/12/31      10216.82                    11393.36
   10884.77
  1997/01/31      10710.11                    12105.21
   11305.36
  1997/02/28      10842.92                    12200.12
   11695.56
  1997/03/31      10529.87                    11698.81
   11296.69
  1997/04/30      10700.63                    12397.23
   11790.13
  1997/05/31      11525.94                    13151.98
   12465.57
  1997/06/30      12114.10                    13741.19
   12976.04
  1997/07/31      12787.63                    14834.57
   13662.47
  1997/08/31      12332.28                    14003.54
   12875.85
  1997/09/30      13156.20                    14770.51
   13567.42
  1997/10/31      12917.00                    14277.18
   13296.15
  1997/11/30      13551.41                    14938.07
   14130.89
  1997/12/31      13988.48                    15194.56
   14591.98
  1998/01/31      13923.62                    15362.61
   14472.66
  1998/02/28      14928.97                    16470.56
   15602.11
  1998/03/31      15782.98                    17314.02
   16489.31
  1998/04/30      15685.69                    17488.19
   16327.46
  1998/05/31      15761.36                    17187.57
   16451.19
  1998/06/30      16550.51                    17885.73
   17157.68
  1998/07/31      16301.88                    17695.25
   16593.20
  1998/08/31      14010.10                    15136.87
   14250.87
  1998/09/30      14167.78                    16106.54
   14330.43
  1998/10/31      15878.08                    17416.64
   16100.92
  1998/11/30      16802.57                    18472.27
   17178.98
  1998/12/31      18004.40                    19536.64
   18227.30
  1999/01/29      18362.64                    20353.66
   18442.58
IMATRL PRASUN   SHR__CHT 19990131 19990226 110853 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $18,363 - an 83.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,443 - an 84.43% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CONSUMER - CL T     12.56%         31.60%       93.24%

FIDELITY ADV CONSUMER - CL T     8.62%          26.99%       86.47%
(INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Consumer Industries           11.15%         27.43%       84.43%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CONSUMER - CL T       31.60%       31.42%

FIDELITY ADV CONSUMER - CL T       26.99%       29.49%
(INCL. 3.50% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Consumer Industries             27.43%       28.90%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA CONSUMER IND -CL T       S&P 500
GS CONSUMER INDUSTRIES
             00195                       SP001
GS002
  1996/09/03       9650.00                    10000.00
   10000.00
  1996/09/30      10180.75                    10516.69
   10513.26
  1996/10/31      10296.55                    10806.74
   10515.20
  1996/11/30      10643.95                    11623.62
   11025.10
  1996/12/31      10451.06                    11393.36
   10884.77
  1997/01/31      10955.66                    12105.21
   11305.36
  1997/02/28      11091.51                    12200.12
   11695.56
  1997/03/31      10761.58                    11698.81
   11296.69
  1997/04/30      10936.25                    12397.23
   11790.13
  1997/05/31      11770.78                    13151.98
   12465.57
  1997/06/30      12362.72                    13741.19
   12976.04
  1997/07/31      13051.69                    14834.57
   13662.47
  1997/08/31      12585.91                    14003.54
   12875.85
  1997/09/30      13396.56                    14770.51
   13567.42
  1997/10/31      13152.02                    14277.18
   13296.15
  1997/11/30      13800.59                    14938.07
   14130.89
  1997/12/31      14236.18                    15194.56
   14591.98
  1998/01/31      14169.91                    15362.61
   14472.66
  1998/02/28      15185.99                    16470.56
   15602.11
  1998/03/31      16058.50                    17314.02
   16489.31
  1998/04/30      15948.06                    17488.19
   16327.46
  1998/05/31      16025.37                    17187.57
   16451.19
  1998/06/30      16820.56                    17885.73
   17157.68
  1998/07/31      16566.54                    17695.25
   16593.20
  1998/08/31      14236.18                    15136.87
   14250.87
  1998/09/30      14397.48                    16106.54
   14330.43
  1998/10/31      16128.00                    17416.64
   16100.92
  1998/11/30      17069.78                    18472.27
   17178.98
  1998/12/31      18282.32                    19536.64
   18227.30
  1999/01/29      18647.26                    20353.66
   18442.58
IMATRL PRASUN   SHR__CHT 19990131 19990226 111148 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $18,647 - an 86.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,443 - an 84.43% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gain (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares' bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CONSUMER - CL B     12.28%         30.90%       91.38%

FIDELITY ADV CONSUMER - CL B     7.28%          25.90%       88.38%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Consumer Industries           11.15%         27.43%       84.43%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CONSUMER - CL B     30.90%       30.89%

FIDELITY ADV CONSUMER - CL B     25.90%       30.04%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Consumer Industries           27.43%       28.90%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA CONSUMER IND -CL B       S&P 500
GS CONSUMER INDUSTRIES
             00190                       SP001
GS002
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10550.00                    10516.69
   10513.26
  1996/10/31      10670.00                    10806.74
   10515.20
  1996/11/30      11030.00                    11623.62
   11025.10
  1996/12/31      10830.11                    11393.36
   10884.77
  1997/01/31      11353.01                    12105.21
   11305.36
  1997/02/28      11493.80                    12200.12
   11695.56
  1997/03/31      11151.90                    11698.81
   11296.69
  1997/04/30      11322.85                    12397.23
   11790.13
  1997/05/31      12187.65                    13151.98
   12465.57
  1997/06/30      12791.00                    13741.19
   12976.04
  1997/07/31      13494.90                    14834.57
   13662.47
  1997/08/31      13012.22                    14003.54
   12875.85
  1997/09/30      13841.35                    14770.51
   13567.42
  1997/10/31      13576.87                    14277.18
   13296.15
  1997/11/30      14249.10                    14938.07
   14130.89
  1997/12/31      14689.16                    15194.56
   14591.98
  1998/01/31      14620.57                    15362.61
   14472.66
  1998/02/28      15649.39                    16470.56
   15602.11
  1998/03/31      16541.02                    17314.02
   16489.31
  1998/04/30      16426.71                    17488.19
   16327.46
  1998/05/31      16506.73                    17187.57
   16451.19
  1998/06/30      17318.35                    17885.73
   17157.68
  1998/07/31      17044.00                    17695.25
   16593.20
  1998/08/31      14643.44                    15136.87
   14250.87
  1998/09/30      14798.16                    16106.54
   14330.43
  1998/10/31      16577.85                    17416.64
   16100.92
  1998/11/30      17528.63                    18472.27
   17178.98
  1998/12/31      18771.97                    19536.64
   18227.30
  1999/01/29      18838.00                    20353.66
   18442.58
IMATRL PRASUN   SHR__CHT 19990131 19990226 111346 R00000000000032


$10,000 OVER THE LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,838 - an 88.38% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,443 - an 84.43% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CONSUMER - CL C     12.22%         30.97%       91.30%

FIDELITY ADV CONSUMER - CL C     11.22%         29.97%       91.30%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Consumer Industries           11.15%         27.43%       84.43%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CONSUMER - CL C     30.97%       30.87%

FIDELITY ADV CONSUMER - CL C     29.97%       30.87%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Consumer Industries           27.43%       28.90%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA CONSUMER IND -CL C       S&P 500
GS CONSUMER INDUSTRIES
             00282                       SP001
GS002
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10550.00                    10516.69
   10513.26
  1996/10/31      10670.00                    10806.74
   10515.20
  1996/11/30      11030.00                    11623.62
   11025.10
  1996/12/31      10830.11                    11393.36
   10884.77
  1997/01/31      11353.01                    12105.21
   11305.36
  1997/02/28      11493.80                    12200.12
   11695.56
  1997/03/31      11151.90                    11698.81
   11296.69
  1997/04/30      11322.85                    12397.23
   11790.13
  1997/05/31      12187.65                    13151.98
   12465.57
  1997/06/30      12791.00                    13741.19
   12976.04
  1997/07/31      13494.90                    14834.57
   13662.47
  1997/08/31      13012.22                    14003.54
   12875.85
  1997/09/30      13841.35                    14770.51
   13567.42
  1997/10/31      13576.87                    14277.18
   13296.15
  1997/11/30      14247.70                    14938.07
   14130.89
  1997/12/31      14686.44                    15194.56
   14591.98
  1998/01/31      14606.62                    15362.61
   14472.66
  1998/02/28      15655.65                    16470.56
   15602.11
  1998/03/31      16545.05                    17314.02
   16489.31
  1998/04/30      16431.02                    17488.19
   16327.46
  1998/05/31      16510.84                    17187.57
   16451.19
  1998/06/30      17320.42                    17885.73
   17157.68
  1998/07/31      17046.76                    17695.25
   16593.20
  1998/08/31      14652.23                    15136.87
   14250.87
  1998/09/30      14807.22                    16106.54
   14330.43
  1998/10/31      16585.06                    17416.64
   16100.92
  1998/11/30      17534.87                    18472.27
   17178.98
  1998/12/31      18776.92                    19536.64
   18227.30
  1999/01/29      19130.05                    20353.66
   18442.58
IMATRL PRASUN   SHR__CHT 19990131 19990226 112538 R00000000000032

$10,000 OVER THE LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $19,130 - a 91.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,443 - an 84.43% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Doug Chase)

An interview with Doug Chase, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. HOW DID THE FUND PERFORM, DOUG?

A. During the six-month period that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares had returns of 12.64%, 12.56%, 12.28% and 12.22%, respectively. During the same period, the Standard & Poor's 500 Index returned 15.02%. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 11.15% over the same six-month period. During the 12-month period ending January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 31.88%, 31.60%, 30.90% and 30.97%, respectively. By comparison, the S&P 500 index and the Goldman Sachs Consumer Industries Index returned 32.49% and 27.43%, respectively, during the same 12-month period.

Q. WHAT WAS YOUR STRATEGY DURING THIS VOLATILE PERIOD?

A. I looked for opportunities to buy undervalued companies, as well as companies that appeared to have the best business trends at the time. In the beginning of August, I began to shift from retailing stocks to multinational companies, because multinationals were cheap and retailers were getting expensive. When the market plummeted in late August, retailing took it on the chin, and as retail stocks got cheaper, I added more to the portfolio. With the approach of the end of the calendar year - the usual time for retail stock sell-offs - I decided that conditions still looked positive after talking to the management of many retailers, so I pared back the fund's multinational holdings and added even more retail stocks. Within the consumer products area, I stayed focused on household products and personal care during the year rather than on food, beverage and tobacco. The first two groups tend to have higher sales growth and better earnings growth over time, because it's much easier to innovate in these areas.

Q. HOW MUCH OF AN IMPACT DID GLOBAL ECONOMIC PROBLEMS HAVE ON THE
FUND?

A. Among consumer stocks, I observed that if the majority of a company's sales came from the U.S. and it made its earnings targets, its stock performed well. If the majority of sales came from outside the U.S., then its stock did poorly, whether or not the company made its earnings targets. So, multinational companies like Coca-Cola, Gillette and Avon were punished, regardless of the impact on their earnings from international economic problems.

Q. WHICH STOCKS PERFORMED WELL?

A. By their nature, retailers operate primarily in the U.S., so they generally performed well during the period. Dayton Hudson - which owns discounter Target Stores - Lowe's hardware stores and Saks all performed strongly. Wal-Mart, the fund's number-one holding at the end of the period, was a stellar performer, benefiting from its steadily increasing market share and its growing earnings. First Brands, the maker of Glad Bag products, was acquired by Clorox, and its stock price increased as a result. Clorox also performed well based on its earnings and volume growth. Drug chains Walgreen's and CVS did very well, benefiting from steady earnings growth.

Q. WHICH STOCKS DISAPPOINTED?

A. As I mentioned earlier, Gillette, one of the fund's top holdings, recovered well in December and January, but didn't do as well as I expected. Gillette did have lower earnings, but it also had a great story - its launch of the new Mach 3 razor. Although the launch of the razor was a huge success, it could not offset the impact of the global economic crisis. Coca-Cola was another disappointment. With the majority of its sales outside the U.S., Coca-Cola had significant international exposure, and its stock performed poorly. Avon was an even bigger disappointment, because in spite of meeting earnings targets and maintaining earnings estimates, its stock was extremely volatile, simply because the majority of its business is outside the U.S.

Q. WHAT'S YOUR OUTLOOK, DOUG?

A. I'm always cautious. Consumer activity is very strong right now, but the U.S. may not have absorbed the total impact of the world's economic problems. It is possible that the U.S. economy simply cannot strengthen much further without triggering wage inflation. Stocks have become much more expensive without a corresponding decline in interest rates to justify their higher price-to-earnings ratios. I'm continuing to take a bottom-up approach, picking high-quality stocks rather than betting on the direction of the economy. I'm also taking a long-term view, waiting for opportunities to present themselves rather than trying to predict the future or reacting emotionally to events in the market. So far, that's proved to be a successful strategy for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$33 million

MANAGER: Doug Chase, since 1997;
joined Fidelity in 1993

ADVISOR CONSUMER INDUSTRIES FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                               % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.           6.9

Philip Morris Companies, Inc.   4.9

Procter & Gamble Co.            4.5

Home Depot, Inc.                3.2

Gillette Co.                    2.8

McDonald's Corp.                2.6

Clorox Co.                      2.5

PepsiCo, Inc.                   2.5

Time Warner, Inc.               2.2

CBS Corp.                       2.2

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

General Merchandise Stores 12.9%
Household Products 12.5%
Broadcasting 10.8%
Foods 7.0%
Beverages 6.9%
All Others 49.9%*

Row: 1, Col: 1, Value: 12.9
Row: 1, Col: 2, Value: 12.5
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 7.0
Row: 1, Col: 5, Value: 6.9
Row: 1, Col: 6, Value: 49.9

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR CONSUMER INDUSTRIES FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.9%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 1.7%

Interpublic Group of              3,100                    $ 245,288
Companies, Inc.

Omnicom Group, Inc.               3,100                     198,400

Outdoor Systems, Inc. (a)         4,562                     131,158

                                                            574,846

AIR TRANSPORTATION - 0.4%

Viad Corp.                        4,400                     126,225

APPAREL STORES - 3.8%

Abercrombie & Fitch Co. Class     2,995                     229,118
A (a)

AnnTaylor Stores Corp. (a)        2,400                     93,000

Chicos Fas, Inc. (a)              2,100                     64,050

Gap, Inc.                         7,312                     469,339

Limited, Inc. (The)               4,300                     146,738

TJX Companies, Inc.               6,900                     203,981

Wet Seal, Inc. Class A (a)        1,800                     67,725

                                                            1,273,951

AUTOS, TIRES, & ACCESSORIES -
0.3%

Canadian Tire Corp. Ltd.          1,900                     52,177
Series A

Pep Boys-Manny, Moe & Jack        3,700                     58,275

                                                            110,452

BEVERAGES - 6.9%

Anheuser-Busch Companies,         5,600                     395,850
Inc.

Canandaigua Brands, Inc.          800                       46,900
Class A (a)

Celestial Seasonings, Inc. (a)    7,800                     225,225

Coca-Cola Co. (The)               3,200                     209,400

Coors (Adolph) Co. Class B        4,100                     262,656

Golden State Vinters, Inc.        5,200                     77,675
Class B (a)

PepsiCo, Inc.                     21,400                    835,938

Seagram Co. Ltd.                  4,200                     200,106

Whitman Corp.                     2,900                     56,550

                                                            2,310,300

BROADCASTING - 10.8%

Cablevision Systems Corp.         2,100                     141,488
Class A (a)

CBS Corp.                         21,100                    717,400

Chancellor Media Corp. (a)        1,700                     97,750

Clear Channel Communications,     2,200                     136,125
Inc. (a)

Comcast Corp.:

Class A (special)                 2,500                     169,961

Class A                           2,100                     136,500

Cox Communications, Inc.          3,700                     265,938
Class A (a)

E.W. Scripps Co. Class A          1,300                     57,606

Jacor Communications, Inc.        3,500                     243,688
Class A (a)

MediaOne Group, Inc.              6,400                     358,800

Tele-Communications, Inc.         6,200                     425,088
(TCI Group) Series A (a)

Time Warner, Inc.                 11,650                    728,125

USA Networks, Inc. (a)            3,000                     108,000

                                                            3,586,469

BUILDING MATERIALS - 0.3%

Richelieu Hardware Ltd. (a)       7,900                     91,484



                                 SHARES                    VALUE (NOTE 1)

CONSUMER ELECTRONICS - 0.8%

Gemstar International Group       1,400                    $ 81,025
Ltd. (a)

Newell Co.                        4,500                     187,031

                                                            268,056

DRUG STORES - 2.3%

CVS Corp.                         5,930                     324,668

Walgreen Co.                      7,150                     446,875

                                                            771,543

DRUGS & PHARMACEUTICALS - 0.0%

Rexall Sundown, Inc. (a)          600                       8,250

ENTERTAINMENT - 5.2%

Carnival Corp.                    3,100                     152,094

Disney (Walt) Co.                 11,100                    366,300

International Speedway Corp.      2,000                     85,000
Class A

King World Productions, Inc.      5,000                     136,875
(a)

Premier Parks, Inc. (a)           1,800                     57,038

Royal Carribean Cruises Ltd.      1,000                     39,750

Tele-Communications, Inc.         5,750                     307,625
(Liberty Media Group) Series
A (a)

Viacom, Inc.:

Class A (a)                       800                       67,100

Class B (non-vtg.) (a)            6,300                     535,500

                                                            1,747,282

FOODS - 7.0%

American Italian Pasta Co.        4,600                     128,800
Class A (a)

Archer-Daniels-Midland Co.        1,995                     30,174

Bestfoods                         3,550                     178,609

ConAgra, Inc.                     5,100                     165,750

Corn Products International,      2,737                     72,702
Inc.

Dean Foods Co.                    1,200                     46,800

Earthgrains Co.                   2,700                     69,525

Flowers Industries, Inc.          1,200                     28,875

Groupe Danone                     120                       33,670

Heinz (H.J.) Co.                  6,675                     375,886

Hershey Foods Corp.               800                       45,000

Interstate Bakeries Corp.         2,500                     61,406

Keebler Foods Co. (a)             4,100                     148,625

Kellogg Co.                       1,400                     57,225

Nabisco Holdings Corp. Class A    2,900                     121,981

Quaker Oats Co.                   3,300                     183,563

Ralston Purina Co.                2,600                     71,175

Sanderson Farms, Inc.             3,000                     45,750

Sara Lee Corp.                    11,300                    288,150

Tootsie Roll Industries, Inc.     1,500                     67,594

Vlasic Foods International,       2,800                     56,700
Inc. (a)

Wrigley (Wm.) Jr. Co.             700                       65,538

                                                            2,343,498

GENERAL MERCHANDISE STORES -
12.9%

Consolidated Stores Corp. (a)     1,140                     19,024

Costco Companies, Inc. (a)        3,600                     298,350

Dayton Hudson Corp.               10,500                    669,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GENERAL MERCHANDISE STORES -
CONTINUED

Dollar Tree Stores, Inc. (a)      2,550                    $ 110,128

Federated Department Stores,      10,000                    418,125
Inc. (a)

Nordstrom, Inc.                   2,000                     83,250

Saks, Inc. (a)                    11,124                    409,502

Wal-Mart Stores, Inc.             26,650                    2,291,886

                                                            4,299,640

GROCERY STORES - 4.5%

Albertson's, Inc.                 5,900                     359,900

Kroger Co. (a)                    3,300                     209,550

Loblaw Companies Ltd.             2,800                     71,334

Meyer (Fred), Inc. (a)            7,100                     443,750

Safeway, Inc. (a)                 7,350                     412,519

                                                            1,497,053

HOME FURNISHINGS - 0.2%

Maxim Group, Inc. (a)             2,300                     52,038

HOUSEHOLD PRODUCTS - 12.5%

Alberto-Culver Co. Class A        4,700                     110,450

Avon Products, Inc.               7,950                     293,653

Church & Dwight Co., Inc.         1,900                     74,338

Clorox Co.                        6,699                     838,212

Dial Corp.                        1,800                     49,163

Gillette Co.                      15,700                    922,375

Procter & Gamble Co.              16,530                    1,502,164

Unilever NV (NY shares)           5,100                     390,150

                                                            4,180,505

LEISURE DURABLES & TOYS - 1.0%

Brunswick Corp.                   900                       22,219

Harley-Davidson, Inc.             1,900                     98,800

Hasbro, Inc.                      2,200                     81,813

Mattel, Inc.                      5,000                     113,438

                                                            316,270

LODGING & GAMING - 0.4%

Circus Circus Enterprises,        4,500                     61,313
Inc. (a)

Promus Hotel Corp. (a)            1,000                     29,875

Sun International Hotels Ltd.     1,300                     55,494
(a)

                                                            146,682

PACKAGING & CONTAINERS - 0.7%

Corning, Inc.                     2,700                     131,625

Tupperware Corp.                  4,200                     86,363

                                                            217,988

PAPER & FOREST PRODUCTS - 0.9%

Kimberly-Clark Corp.              6,200                     308,838

PRINTING - 0.3%

Quebecor Printing, Inc. (sub.     1,000                     21,672
vtg.)

Reynolds & Reynolds Co. Class     2,100                     42,000
A

Valassis Communications, Inc.     400                       20,450

                                                            84,122



                                 SHARES                    VALUE (NOTE 1)

PUBLISHING - 3.5%

American Greetings Corp.          1,000                    $ 39,500
Class A

Gannet, Inc.                      3,300                     217,181

Harcourt General, Inc.            2,450                     117,600

Harte Hanks Communications,       1,900                     47,975
Inc.

McGraw-Hill Companies, Inc.       2,000                     216,250

Playboy Enterprises, Inc.         9,800                     221,725
Class B (a)

Reader's Digest Association,      4,500                     129,375
Inc.  Class A (non-vtg.)

Times Mirror Co. Class A          900                       49,556

Torstar Corp.                     3,800                     40,359

Tribune Co.                       1,300                     83,119

                                                            1,162,640

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Starwood Hotels & Resorts         1,300                     32,500
Worldwide, Inc.

RESTAURANTS - 3.7%

Brinker International, Inc.       1,800                     49,500
(a)

CEC Entertainment, Inc. (a)       1,000                     29,875

CKE Restaurants, Inc.             2,300                     54,625

Logan's Roadhouse, Inc. (a)       25                        594

McDonald's Corp.                  10,900                    859,056

Outback Steakhouse, Inc. (a)      1,000                     36,500

Papa John's International,        800                       32,600
Inc. (a)

Sizzler International, Inc.       10,900                    25,888
(a)

Starbucks Corp. (a)               900                       46,856

Tricon Global Restaurants,        2,300                     109,394
Inc. (a)

                                                            1,244,888

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.4%

Action Performance Companies,     2,300                     110,400
Inc. (a)

Barnes & Noble, Inc. (a)          1,600                     59,900

Borders Group, Inc. (a)           2,600                     44,525

Finish Line, Inc. Class A (a)     5,200                     47,775

Home Depot, Inc.                  17,700                    1,068,638

Lowe's Companies, Inc.            7,900                     460,669

Office Depot, Inc. (a)            4,200                     145,950

Staples, Inc. (a)                 4,350                     124,519

Tandy Corp.                       900                       48,600

Williams-Sonoma, Inc. (a)         800                       27,750

                                                            2,138,726

SERVICES - 0.7%

ACNielsen Corp. (a)               2,300                     52,613

Day Runner, Inc. (a)              1,000                     13,500

Modis Professional Services,      3,000                     43,688
Inc. (a)

Service Corp. International       2,300                     36,513

ServiceMaster Co.                 3,950                     75,297

                                                            221,611

TEXTILES & APPAREL - 0.7%

Fruit of the Loom, Inc. Class     1,100                     15,950
A (a)

Liz Claiborne, Inc.               1,900                     72,675

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TEXTILES & APPAREL - CONTINUED

Mohawk Industries, Inc. (a)       500                      $ 19,250

Pacific Sunwear of                1,950                     49,359
California, Inc. (a)

VF Corp.                          1,000                     42,625

WestPoint Stevens, Inc. Class     1,300                     34,572
A (a)

                                                            234,431

TOBACCO - 4.9%

Philip Morris Companies, Inc.     34,600                    1,626,200

TOTAL COMMON STOCKS                                         30,976,488
(Cost $24,697,326)

CASH EQUIVALENTS - 7.1%



Taxable Central Cash Fund (b)     2,370,141                 2,370,141
(Cost $2,370,141)

TOTAL INVESTMENT IN                                         $ 33,346,629
SECURITIES - 100%
(Cost $27,067,467)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $27,146,784. Net unrealized appreciation aggregated $6,199,845, of which $6,859,066 related to appreciated investment securities and $659,221 related to depreciated investment securities.

ADVISOR CONSUMER INDUSTRIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 33,346,629
value  (cost $27,067,467) -
See accompanying schedule

Cash                                       10,867

Receivable for investments                 275,267
sold

Receivable for fund shares                 82,613
sold

Dividends receivable                       11,608

Interest receivable                        9,525

Other receivables                          11

 TOTAL ASSETS                              33,736,520

LIABILITIES

Payable for investments        $ 197,925
purchased

Payable for fund shares         53,672
redeemed

Accrued management fee          11,408

Distribution fees payable       13,085

Other payables and accrued      29,080
expenses

 TOTAL LIABILITIES                         305,170

NET ASSETS                                $ 33,431,350

Net Assets consist of:

Paid in capital                           $ 27,249,627

Accumulated net investment                 (93,728)
loss

Accumulated undistributed net              (3,712)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                6,279,163
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                $ 33,431,350

CALCULATION OF MAXIMUM                     $15.89
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption     price per
share ($2,696,828 (divided
by)     169,737 shares)

 Maximum offering price per                $16.86
share    (100/94.25 of
$15.89)

 CLASS T:  NET ASSET VALUE                 $15.84
and redemption     price per
share ($17,115,937 (divided
by)     1,080,856 shares)

 Maximum offering price per                $16.41
share    (100/96.50 of
$15.84)

 CLASS B:  NET ASSET VALUE                 $15.70
and offering price     per
share ($7,535,466 (divided
by)     479,979 shares) A

 CLASS C:  NET ASSET VALUE                 $15.71
and offering price     per
share ($1,775,876 (divided
by)     113,011 shares) A

 INSTITUTIONAL CLASS:  NET                 $15.96
ASSET VALUE, offering price
  and redemption price per
share     ($4,307,243
(divided by) 269,843 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
        SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                           $ 124,972
Dividends

Interest                                     54,500

 TOTAL INCOME                                179,472

EXPENSES

Management fee                   $ 83,927

Transfer agent fees               41,440

Distribution fees                 77,395

Accounting fees and expenses      30,029

Non-interested trustees'          52
compensation

Custodian fees and expenses       6,187

Registration fees                 43,775

Audit                             14,423

Legal                             294

Miscellaneous                     70

 Total expenses before            297,592
reductions

 Expense reductions               (24,392)   273,200

NET INVESTMENT INCOME (LOSS)                 (93,728)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            100,123

 Foreign currency transactions    (283)      99,840

Change in net unrealized                     3,719,996
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              3,819,836

NET INCREASE (DECREASE) IN                  $ 3,726,108
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (93,728)                    $ (119,125)
income (loss)

 Net realized gain (loss)       99,840                        2,436,414

 Change in net unrealized       3,719,996                     1,539,184
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     3,726,108                     3,856,473
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (1,578,626)                   (1,433,351)
from net realized gains

Share transactions - net        3,441,880                     15,183,117
increase (decrease)

Redemption fees                 9,461                         39,768

  TOTAL INCREASE (DECREASE)     5,598,823                     17,646,007
IN NET ASSETS

NET ASSETS

 Beginning of period            27,832,527                    10,186,520

 End of period (including      $ 33,431,350                  $ 27,832,527
accumulated net investment
loss of $93,728)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 15.08                       $ 13.48               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.06)                 (.05)
D

 Net realized and unrealized      1.69                          3.31                  3.60
gain (loss)

 Total from investment            1.66                          3.25                  3.55
operations

Less Distributions

 From net realized gain           (.85)                         (1.68)                (.07)

Redemption fees added to paid     .00                           .03                   -
in capital

Net asset value, end of period   $ 15.89                       $ 15.08               $ 13.48

TOTAL RETURN B, C                 12.64%                        27.48%                35.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,697                       $ 2,220               $ 944
(000 omitted)

Ratio of expenses to average      1.65% A, F                    1.75% F               1.75% A, F
net assets

Ratio of expenses to average      1.63% A, G                    1.73% G               1.73% A, G
net assets after expense
reductions

Ratio of net investment           (.37)% A                      (.47)%                (.50)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 15.00                       $ 13.45               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.10)                 (.09)
D

 Net realized and unrealized      1.69                          3.28                  3.60
gain (loss)

 Total from investment            1.65                          3.18                  3.51
operations

Less Distributions

 From net realized gain           (.81)                         (1.66)                (.06)

Redemption fees added to paid     .00                           .03                   -
in capital

Net asset value, end of period   $ 15.84                       $ 15.00               $ 13.45

TOTAL RETURN B, C                 12.56%                        26.93%                35.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,116                      $ 13,989              $ 7,314
(000 omitted)

Ratio of expenses to average      1.90% A, F                    2.00% F               2.00% A, F
net assets

Ratio of expenses to average      1.88% A, G                    1.98% G               1.97% A, G
net assets after expense
reductions

Ratio of net investment           (.61)% A                      (.71)%                (.83)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.91                       $ 13.42               $ 11.46
period

Income from Investment
Operations

 Net investment income (loss)     (.08)                         (.17)                 (.08)
D

 Net realized and unrealized      1.68                          3.26                  2.04
gain (loss)

 Total from investment            1.60                          3.09                  1.96
operations

Less Distributions

 From net realized gain           (.81)                         (1.64)                -

Redemption fees added to paid     .00                           .04                   -
in capital

Net asset value, end of period   $ 15.70                       $ 14.91               $ 13.42

TOTAL RETURN B, C                 12.28%                        26.30%                17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,535                       $ 5,419               $ 596
(000 omitted)

Ratio of expenses to average      2.41% A, F                    2.50% F               2.50% A, F
net assets

Ratio of expenses to average      2.39% A, G                    2.48% G               2.46% A, G
net assets after expense
reductions

Ratio of net investment           (1.13)% A                     (1.23)%               (1.60)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 14.95                       $ 12.66
period

Income from Investment
Operations

 Net investment income (loss)     (.08)                         (.13)
D

 Net realized and unrealized      1.67                          2.87
gain (loss)

 Total from investment            1.59                          2.74
operations

Less Distributions

 From net realized gain           (.83)                         (.49)

Redemption fees added to paid     .00                           .04
in capital

Net asset value, end of period   $ 15.71                       $ 14.95

TOTAL RETURN B, C                 12.22%                        22.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,776                       $ 1,461
(000 omitted)

Ratio of expenses to average      2.41% A, F                    2.50% A, F
net assets

Ratio of expenses to average      2.40% A, G                    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (1.12)% A                     (1.27)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%


A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 15.12                       $ 13.51               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.01)                         (.03)                 (.01)
D

 Net realized and unrealized      1.69                          3.31                  3.59
gain (loss)

 Total from investment            1.68                          3.28                  3.58
operations

Less Distributions

 From net realized gain           (.85)                         (1.70)                (.07)

Redemption fees added to paid     .01                           .03                   -
in capital

Net asset value, end of period   $ 15.96                       $ 15.12               $ 13.51

TOTAL RETURN B, C                 12.81%                        27.70%                35.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,307                       $ 4,745               $ 1,333
(000 omitted)

Ratio of expenses to average      1.41% A, F                    1.50% F               1.50% A, F
net assets

Ratio of expenses to average      1.40% A, G                    1.48% G               1.48% A, G
net assets after expense
reductions

Ratio of net investment           (.12)% A                      (.20)%                (.13)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $14,401,005 and $13,001,189, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 2,738      $ 94

CLASS T    36,411       0

CLASS B    30,662       22,996

CLASS C    7,584        7,249

          $ 77,395     $ 30,339

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 8,396      $ 2,581

CLASS T    18,942       4,614

CLASS B    17,820       17,820 *

CLASS C    3,131        3,131 *

          $ 48,289     $ 28,146

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                      AMOUNT    % OF AVERAGE NET ASSETS

CLASS A               $ 3,535   .32 *

CLASS T                20,212   .28 *

CLASS B                10,370   .34 *

CLASS C                2,737    .36 *

INSTITUTIONAL CLASS    4,586    .22 *

                      $ 41,440

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,455 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75 - 1.50%             $ 1,976

CLASS T               2.00 - 1.75%              10,200

CLASS B               2.50 - 2.25%              6,124

CLASS C               2.50 - 2.25%              1,605

INSTITUTIONAL CLASS   1.50 - 1.25%              1,801

                                               $ 21,706

Effective December 1, 1998, Class A, Class T, Class B, Class C and the Institutional Class expense limitations were changed to 1.50%, 1.75%, 2.25%, 2.25%, and 1.25% of each class' average net assets, respectively.

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,632 under this arrangement.
In addition, the fund has entered into arrangements with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS T   $ 54

6. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 10% of the total outstanding shares of the fund.

7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED  YEAR ENDED

                        JANUARY 31,       JULY 31,

                        1999              1998 A

FROM NET REALIZED GAIN

Class A                 $ 121,205         $ 122,598

Class T                  772,285           1,001,052

Class B                  327,913           102,510

Class C                  82,949            1,954

Institutional Class      274,274           205,237

Total                   $ 1,578,626       $ 1,433,351

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              45,713                        92,013              $ 660,330

Reinvestment of distributions    9,730                         9,124                119,873

Shares redeemed                  (32,924)                      (23,935)             (467,556)

Net increase (decrease)          22,519                        77,202              $ 312,647

CLASS T Shares sold              322,388                       784,694             $ 4,496,005

Reinvestment of distributions    59,264                        73,835               728,352

Shares redeemed                  (233,459)                     (469,801)            (3,249,636)

Net increase (decrease)          148,193                       388,728             $ 1,974,721

CLASS B Shares sold              198,500                       359,596             $ 2,737,080

Reinvestment of distributions    25,754                        7,684                314,459

Shares redeemed                  (107,599)                     (48,361)             (1,469,628)

Net increase (decrease)          116,655                       318,919             $ 1,581,911

CLASS C Shares sold              59,997                        101,815             $ 847,436

Reinvestment of distributions    6,196                         43                   75,711

Shares redeemed                  (50,882)                      (4,158)              (725,743)

Net increase (decrease)          15,311                        97,700              $ 197,404

INSTITUTIONAL CLASS Shares       109,169                       246,078             $ 1,505,143
sold

Reinvestment of distributions    21,083                        15,764               260,589

Shares redeemed                  (174,277)                     (46,652)             (2,390,535)

Net increase (decrease)          (44,025)                      215,190             $ (624,803)



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 1,311,243

Reinvestment of distributions    113,019

Shares redeemed                  (334,712)

Net increase (decrease)         $ 1,089,550

CLASS T Shares sold             $ 11,054,004

Reinvestment of distributions    913,447

Shares redeemed                  (6,762,615)

Net increase (decrease)         $ 5,204,836

CLASS B Shares sold             $ 5,098,496

Reinvestment of distributions    94,935

Shares redeemed                  (692,526)

Net increase (decrease)         $ 4,500,905

CLASS C Shares sold             $ 1,469,653

Reinvestment of distributions    542

Shares redeemed                  (61,277)

Net increase (decrease)         $ 1,408,918

INSTITUTIONAL CLASS Shares      $ 3,450,421
sold

Reinvestment of distributions    196,010

Shares redeemed                  (667,523)

Net increase (decrease)         $ 2,978,908


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

9. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.


ADVISOR CYCLICAL INDUSTRIES FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL A     -1.03%         7.02%        46.02%

FIDELITY ADV CYCLICAL - CL A     -6.72%         0.87%        37.62%
(INCL. 5.75% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Cyclical Industries           -0.27%         5.09%        42.91%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL A       7.02%        17.00%

FIDELITY ADV CYCLICAL - CL A       0.87%        14.16%
(INCL. 5.75% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Cyclical Industries             5.09%        15.96%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL A       S&P 500
GS CYCLICAL INDUSTRIES
             00184                       SP001
GS003
  1996/09/03       9425.00                    10000.00
   10000.00
  1996/09/30       9783.15                    10516.69
   10449.51
  1996/10/31      10065.90                    10806.74
   10623.81
  1996/11/30      10669.10                    11623.62
   11299.86
  1996/12/31      10612.70                    11393.36
   11101.84
  1997/01/31      10888.23                    12105.21
   11459.45
  1997/02/28      10916.74                    12200.12
   11487.29
  1997/03/31      10584.20                    11698.81
   11120.08
  1997/04/30      10745.72                    12397.23
   11654.84
  1997/05/31      11638.82                    13151.98
   12461.54
  1997/06/30      12246.89                    13741.19
   12959.26
  1997/07/31      13111.49                    14834.57
   13980.32
  1997/08/31      12826.45                    14003.54
   13471.60
  1997/09/30      13135.80                    14770.51
   13938.94
  1997/10/31      12290.57                    14277.18
   13095.58
  1997/11/30      12499.40                    14938.07
   13453.87
  1997/12/31      12592.62                    15194.56
   13598.24
  1998/01/31      12859.24                    15362.61
   13598.41
  1998/02/28      13874.44                    16470.56
   14714.19
  1998/03/31      14561.50                    17314.02
   15518.24
  1998/04/30      14756.33                    17488.19
   15588.62
  1998/05/31      14530.73                    17187.57
   15359.18
  1998/06/30      14592.26                    17885.73
   15161.59
  1998/07/31      13905.20                    17695.25
   14328.86
  1998/08/31      11792.76                    15136.87
   12063.57
  1998/09/30      11875.60                    16106.54
   12434.95
  1998/10/31      12998.82                    17416.64
   13538.58
  1998/11/30      13413.21                    18472.27
   14155.28
  1998/12/31      13991.18                    19536.64
   14242.33
  1999/01/29      13762.18                    20353.66
   14290.54
IMATRL PRASUN   SHR__CHT 19990131 19990226 135949 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $13,762 - a 37.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,291 - a 42.91% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CYCLICAL INDUSTRIES FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL T     -1.14%         6.76%        45.34%

FIDELITY ADV CYCLICAL - CL T     -4.60%         3.03%        40.26%
(INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Cyclical Industries           -0.27%         5.09%        42.91%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL T       6.76%        16.78%

FIDELITY ADV CYCLICAL - CL T       3.03%        15.06%
(INCL. 3.50% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Cyclical Industries             5.09%        15.96%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL T       S&P 500
GS CYCLICAL INDUSTRIES
             00194                       SP001
GS003
  1996/09/03       9650.00                    10000.00
   10000.00
  1996/09/30      10016.70                    10516.69
   10449.51
  1996/10/31      10306.20                    10806.74
   10623.81
  1996/11/30      10923.80                    11623.62
   11299.86
  1996/12/31      10846.68                    11393.36
   11101.84
  1997/01/31      11138.52                    12105.21
   11459.45
  1997/02/28      11167.70                    12200.12
   11487.29
  1997/03/31      10817.49                    11698.81
   11120.08
  1997/04/30      10982.87                    12397.23
   11654.84
  1997/05/31      11897.30                    13151.98
   12461.54
  1997/06/30      12519.89                    13741.19
   12959.26
  1997/07/31      13395.40                    14834.57
   13980.32
  1997/08/31      13103.57                    14003.54
   13471.60
  1997/09/30      13410.13                    14770.51
   13938.94
  1997/10/31      12554.81                    14277.18
   13095.58
  1997/11/30      12768.64                    14938.07
   13453.87
  1997/12/31      12864.11                    15194.56
   13598.24
  1998/01/31      13137.15                    15362.61
   13598.41
  1998/02/28      14166.28                    16470.56
   14714.19
  1998/03/31      14859.36                    17314.02
   15518.24
  1998/04/30      15058.89                    17488.19
   15588.62
  1998/05/31      14827.86                    17187.57
   15359.18
  1998/06/30      14890.87                    17885.73
   15161.59
  1998/07/31      14187.28                    17695.25
   14328.86
  1998/08/31      12024.01                    15136.87
   12063.57
  1998/09/30      12107.88                    16106.54
   12434.95
  1998/10/31      13267.38                    17416.64
   13538.58
  1998/11/30      13691.05                    18472.27
   14155.28
  1998/12/31      14270.80                    19536.64
   14242.33
  1999/01/29      14025.52                    20353.66
   14290.54
IMATRL PRASUN   SHR__CHT 19990131 19990226 140144 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $14,026 - a 40.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,291 - a 42.91% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CYCLICAL INDUSTRIES FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL B     -1.32%         6.30%        43.94%

FIDELITY ADV CYCLICAL - CL B     -5.97%         1.30%        40.94%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Cyclical Industries           -0.27%         5.09%        42.91%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL B     6.30%        16.31%

FIDELITY ADV CYCLICAL - CL B     1.30%        15.29%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Cyclical Industries           5.09%        15.96%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA CYCLICAL IND -CL B       S&P 500
GS CYCLICAL INDUSTRIES
             00234                       SP001
GS003
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10380.00                    10516.69
   10449.51
  1996/10/31      10680.00                    10806.74
   10623.81
  1996/11/30      11320.00                    11623.62
   11299.86
  1996/12/31      11240.08                    11393.36
   11101.84
  1997/01/31      11542.50                    12105.21
   11459.45
  1997/02/28      11572.75                    12200.12
   11487.29
  1997/03/31      11209.84                    11698.81
   11120.08
  1997/04/30      11381.21                    12397.23
   11654.84
  1997/05/31      12318.73                    13151.98
   12461.54
  1997/06/30      12953.82                    13741.19
   12959.26
  1997/07/31      13861.09                    14834.57
   13980.32
  1997/08/31      13548.58                    14003.54
   13471.60
  1997/09/30      13866.28                    14770.51
   13938.94
  1997/10/31      12958.74                    14277.18
   13095.58
  1997/11/30      13169.80                    14938.07
   13453.87
  1997/12/31      13268.76                    15194.56
   13598.24
  1998/01/31      13540.88                    15362.61
   13598.41
  1998/02/28      14596.72                    16470.56
   14714.19
  1998/03/31      15304.25                    17314.02
   15518.24
  1998/04/30      15511.06                    17488.19
   15588.62
  1998/05/31      15260.71                    17187.57
   15359.18
  1998/06/30      15315.13                    17885.73
   15161.59
  1998/07/31      14585.84                    17695.25
   14328.86
  1998/08/31      12354.42                    15136.87
   12063.57
  1998/09/30      12441.29                    16106.54
   12434.95
  1998/10/31      13619.57                    17416.64
   13538.58
  1998/11/30      14035.44                    18472.27
   14155.28
  1998/12/31      14636.13                    19536.64
   14242.33
  1999/01/29      14094.00                    20353.66
   14290.54
IMATRL PRASUN   SHR__CHT 19990131 19990226 140418 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $14,094 - a 40.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,291 - a 42.91% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CYCLICAL INDUSTRIES FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL C     -1.36%         6.30%        43.81%

FIDELITY ADV CYCLICAL - CL C     -2.29%         5.30%        43.81%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Cyclical Industries           -0.27%         5.09%        42.91%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted unmanaged index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - CL C         6.30%        16.26%

FIDELITY ADV CYCLICAL - CL C         5.30%        16.26%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                              32.49%       34.28%

GS Cyclical Industries               5.09%        15.96%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA CYCLICAL IND -CL C       S&P 500
GS CYCLICAL INDUSTRIES
             00283                       SP001
GS003
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10380.00                    10516.69
   10449.51
  1996/10/31      10680.00                    10806.74
   10623.81
  1996/11/30      11320.00                    11623.62
   11299.86
  1996/12/31      11240.08                    11393.36
   11101.84
  1997/01/31      11542.50                    12105.21
   11459.45
  1997/02/28      11572.75                    12200.12
   11487.29
  1997/03/31      11209.84                    11698.81
   11120.08
  1997/04/30      11381.21                    12397.23
   11654.84
  1997/05/31      12318.73                    13151.98
   12461.54
  1997/06/30      12953.82                    13741.19
   12959.26
  1997/07/31      13861.09                    14834.57
   13980.32
  1997/08/31      13548.58                    14003.54
   13471.60
  1997/09/30      13866.28                    14770.51
   13938.94
  1997/10/31      12958.74                    14277.18
   13095.58
  1997/11/30      13169.84                    14938.07
   13453.87
  1997/12/31      13257.55                    15194.56
   13598.24
  1998/01/31      13528.55                    15362.61
   13598.41
  1998/02/28      14590.89                    16470.56
   14714.19
  1998/03/31      15295.51                    17314.02
   15518.24
  1998/04/30      15501.47                    17488.19
   15588.62
  1998/05/31      15252.14                    17187.57
   15359.18
  1998/06/30      15306.35                    17885.73
   15161.59
  1998/07/31      14580.05                    17695.25
   14328.86
  1998/08/31      12357.81                    15136.87
   12063.57
  1998/09/30      12433.79                    16106.54
   12434.95
  1998/10/31      13609.18                    17416.64
   13538.58
  1998/11/30      14035.55                    18472.27
   14155.28
  1998/12/31      14623.24                    19536.64
   14242.33
  1999/01/29      14381.25                    20353.66
   14290.54
IMATRL PRASUN   SHR__CHT 19990131 19990226 140847 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $14,381 - a 43.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,291 - a 42.91% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CYCLICAL INDUSTRIES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Albert Ruback)

An interview with Albert Ruback, Portfolio Manager of Fidelity Advisor Cyclical Industries Fund

Q. HOW DID THE FUND PERFORM, ALBERT?

A. For the six months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned -1.03%, -1.14%, -1.32% and -1.36%, respectively. In comparison, the Standard & Poor's 500 Index returned 15.02% and the Goldman Sachs Cyclical Industries Index
- an index 277 of stocks designed to measure the performance of companies in the cyclical industries sector - returned -0.27% during this period. For the 12 months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 7.02%, 6.76%, 6.30% and 6.30%, respectively. The S&P 500 returned 32.49% during this period, while the Goldman Sachs index returned 5.09%.

Q. WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE? WHY DID THE FUND LAG THE GOLDMAN SACHS INDEX DURING THE
SIX-MONTH PERIOD?

A. Cyclical industries turned in mixed results during the past six months. In the third quarter of 1998, the fund produced negative returns as the global economic crisis took hold on the U.S. stock market. In the fourth quarter of 1998, the fund staged a turnaround led by strong performance from conglomerates, such as Tyco and General Electric. Both companies managed to increase profits and earnings during the period. However, the primary reason for the fund's underperformance compared to the Goldman Sachs index was the portfolio's asset underweighting relative to the index in auto stocks. General Motors, Ford and DaimlerChrysler all surged in response to record sales numbers. In hindsight, I underestimated the potential of the auto stocks, given my doubts about the strength of the U.S. economy.

Q. YOU MADE SOME CHANGES TO THE FUND'S TOP HOLDINGS DURING THE PERIOD
 . . .

A. That's right. I sold off the fund's holdings in DEKALB after it was acquired by Monsanto. The stock performed very well during the period, so I felt it was prudent to lock in profits. Textron was added to the fund's holdings because I felt that its stock was undervalued considering its fundamental business outlook and its strong track record of earnings growth. I added to the fund's stake in US Airways because I felt airline traffic would pick up due to the cuts in interest rates, which were favorable for consumer spending. In addition, fuel costs were low and fares were coming down, which I thought could stimulate demand. I also added Pentair, a smaller-cap conglomerate, to the fund's top holdings; its stock looked inexpensive given earnings improvements.

Q. WHAT STOCKS HELPED PERFORMANCE?

A. Tyco and General Electric were the biggest contributors to total return. Tyco stock rallied during the period as it increased profits by acquiring a number of companies, including its announced $11 billion purchase of electric device maker AMP. General Electric performed solidly in response to strong earnings growth and a dividend increase. The stock surged from a 12-month low of $72 on October 8, 1998, to $104 by the end of the period.

Q. WHAT STOCKS WERE THE MAIN DISAPPOINTMENTS?

A. While the fund's assets remained underweighted relative to the benchmark index in such industrial commodities as chemicals and paper, these sectors continued to lag. Stone Container detracted most significantly from performance as the paper sector continued to languish in a poor business environment with little ability to raise prices and increase profit margins. Lackluster performance from chemical companies DuPont and Monsanto also detracted from total return.

Q. WHAT'S YOUR OUTLOOK, ALBERT?

A. I think the short-term environment remains difficult for cyclical stocks. In the absence of a catalyst such as another interest-rate cut or strong signs of a turnaround in Asia and the global economy, industrial commodities and cyclical stocks could continue to struggle in 1999. This is the primary reason for my defensive strategy of allocating a significant portion of fund assets to conglomerates. These holdings provide predictable earnings and the ability to quickly cut costs in a weak economic environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$5 million

MANAGER: Albert Ruback, since inception;
joined Fidelity in 1991

ADVISOR CYCLICAL INDUSTRIES FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                                 % OF FUND'S INVESTMENTS

General Electric Co.              10.6

Tyco International Ltd.           9.6

Textron, Inc.                     6.9

du Pont (E.I.) de Nemours & Co.   5.3

Ford Motor Co.                    4.5

Emerson Electric Co.              4.2

Boeing Co.                        3.7

Waste Management, Inc.            2.8

US Airways Group, Inc.            2.7

Pentair, Inc.                     2.2

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Electrical Equipment 16.7%
Industrial Machinery & Equipment 14.0%
Aerospace & Defense 12.8%
Chemicals & Plastics 8.4%
Paper & Forest Products 6.2%
All Others 41.9%*

Row: 1, Col: 1, Value: 16.7
Row: 1, Col: 2, Value: 14.0
Row: 1, Col: 3, Value: 12.8
Row: 1, Col: 4, Value: 8.4
Row: 1, Col: 5, Value: 6.2
Row: 1, Col: 6, Value: 41.9

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR CYCLICAL INDUSTRIES FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.6%

                                 SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 12.8%

Alliant Techsystems, Inc. (a)     400                   $ 35,100

Boeing Co.                        6,400                  221,200

Gulfstream Aerospace Corp. (a)    700                    38,500

Lockheed Martin Corp.             1,314                  46,319

Sundstrand Corp.                  200                    8,900

Textron, Inc.                     5,500                  409,406

                                                         759,425

AIR TRANSPORTATION - 4.7%

America West Holding Corp.        900                    19,350
Class B (a)

Northwest Airlines Corp.          2,000                  54,750
Class A (a)

Southwest Airlines Co.            1,650                  44,344

US Airways Group, Inc. (a)        3,200                  159,200

                                                         277,644

AUTOS, TIRES, & ACCESSORIES -
5.7%

Federal-Mogul Corp.               250                    14,813

Ford Motor Co.                    4,400                  270,325

Lear Corp. (a)                    300                    11,813

SPX Corp.                         300                    21,225

TRW, Inc.                         500                    24,031

                                                         342,207

BROADCASTING - 0.7%

PanAmSat Corp. (a)                1,000                  40,188

BUILDING MATERIALS - 2.7%

Carlisle Companies, Inc.          400                    18,650

Crane Co.                         900                    24,469

Masco Corp.                       1,600                  51,700

Owens-Corning                     1,000                  35,750

Southdown, Inc.                   300                    16,669

USG Corp.                         200                    11,350

                                                         158,588

CHEMICALS & PLASTICS - 8.3%

du Pont (E.I.) de Nemours &       6,200                  317,363
Co.

Ferro Corp.                       800                    17,500

IMC Global, Inc.                  700                    12,731

Ivex Packaging Corp. (a)          2,200                  48,538

Lyondell Petrochemical Co.        500                    7,469

Nalco Chemical Co.                500                    13,750

Potash Corp. of Saskatchewan      300                    18,164

Sealed Air Corp. (a)              360                    19,103

Solutia, Inc.                     360                    6,885

Spartech Corp.                    700                    16,713

Witco Corp.                       1,100                  16,913

                                                         495,129

COMPUTERS & OFFICE EQUIPMENT
- 2.2%

Pitney Bowes, Inc.                800                    55,050

Xerox Corp.                       600                    74,400

                                                         129,450



                                 SHARES                 VALUE (NOTE 1)

CONSTRUCTION - 1.0%

Centex Corp.                      400                   $ 17,275

Kaufman & Broad Home Corp.        500                    14,094

Lennar Corp.                      500                    13,688

Oakwood Homes Corp.               700                    13,431

                                                         58,488

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              600                    31,800

General Motors Corp. Class H      400                    19,700
(a)

                                                         51,500

DEFENSE ELECTRONICS - 2.7%

Litton Industries, Inc. (a)       900                    51,244

Raytheon Co.:

Class A                           381                    21,241

Class B                           1,600                  89,500

                                                         161,985

ELECTRICAL EQUIPMENT - 16.7%

Emerson Electric Co.              4,300                  250,206

General Electric Co.              6,000                  629,241

Honeywell, Inc.                   1,500                  97,781

Hubbell, Inc. Class B             400                    14,650

                                                         991,878

ENGINEERING - 1.4%

EG & G, Inc.                      1,400                  39,725

Fluor Corp.                       1,200                  45,750

                                                         85,475

HOME FURNISHINGS - 0.3%

Leggett & Platt, Inc.             1,000                  20,375

INDUSTRIAL MACHINERY &
EQUIPMENT - 14.0%

Caterpillar, Inc.                 1,200                  51,975

Coltec Industries, Inc. (a)       6,000                  109,875

Illinois Tool Works, Inc.         1,000                  60,313

Ingersoll-Rand Co.                900                    42,750

Tyco International Ltd.           7,400                  570,263

                                                         835,176

IRON & STEEL - 0.1%

Inland Steel Industries, Inc.     296                    4,477

LEASING & RENTAL - 0.1%

Ryder Systems, Inc.               250                    6,094

METALS & MINING - 1.6%

Alcoa, Inc.                       985                    82,371

Martin Marietta Materials,        274                    14,385
Inc.

                                                         96,756

PACKAGING & CONTAINERS - 1.4%

Owens-Illinois, Inc. (a)          2,000                  58,500

Silgan Holdings, Inc. (a)         1,100                  25,713

                                                         84,213

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

PAPER & FOREST PRODUCTS - 6.2%

Bowater, Inc.                     1,000                 $ 39,063

Champion International Corp.      800                    28,050

Fort James Corp.                  1,000                  35,875

Pentair, Inc.                     3,500                  133,875

Smurfit-Stone Container Corp.     4,356                  70,241
(a)

Temple-Inland, Inc.               400                    22,825

Union Camp Corp.                  400                    24,675

Willamette Industries, Inc.       500                    17,500

                                                         372,104

POLLUTION CONTROL - 3.2%

Ogden Corp.                       800                    20,800

Waste Management, Inc.            3,372                  168,389

                                                         189,189

RAILROADS - 2.7%

Bombardier, Inc. Class B          1,600                  23,822

Burlington Northern Santa Fe      2,400                  83,100
Corp.

Canadian National Railway Co.     1,000                  53,004

                                                         159,926

SERVICES - 1.1%

Ecolab, Inc.                      1,700                  65,875

SHIP BUILDING & REPAIR - 1.3%

Avondale Industries, Inc.         1,000                  31,625

General Dynamics Corp.            800                    46,500

                                                         78,125

TEXTILES & APPAREL - 2.1%

Shaw Industries, Inc.             5,700                  120,769

Unifi, Inc.                       400                    6,675

                                                         127,444

TRUCKING & FREIGHT - 0.7%

CNF Transportation, Inc.          300                    13,313

Expeditors International of       300                    13,763
Washington, Inc.

USFreightways Corp.               400                    13,950

                                                         41,026

TOTAL COMMON STOCKS                                      5,632,737
(Cost $5,118,023)

CONVERTIBLE PREFERRED STOCKS
- 0.1%

                                 SHARES                 VALUE (NOTE 1)

CHEMICALS & PLASTICS - 0.1%

Sealed Air Corp. Series A,        142                   $ 7,544
$2.00 (Cost $6,266)

CASH EQUIVALENTS - 5.3%



Taxable Central Cash Fund (b)     314,906                314,906
(Cost $314,906)

TOTAL INVESTMENT IN                                      $ 5,955,187
SECURITIES - 100%
(Cost $5,439,195)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $5,441,194. Net unrealized appreciation aggregated $513,993, of which $938,677 related to appreciated investment securities and $424,684 related to depreciated investment securities.

ADVISOR CYCLICAL INDUSTRIES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                         JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 5,955,187
value (cost $5,439,195) -
See accompanying schedule

Receivable for investments                 18,189
sold

Receivable for fund shares                 23,102
sold

Dividends receivable                       4,220

Interest receivable                        1,628

Receivable from investment                 5,771
adviser for expense
reductions

 TOTAL ASSETS                              6,008,097

LIABILITIES

Payable to custodian bank      $ 437,516

Payable for investments         5,250
purchased

Payable for fund shares         869
redeemed

Distribution fees payable       2,192

Other payables and  accrued     18,873
expenses

 TOTAL LIABILITIES                         464,700

NET ASSETS                                $ 5,543,397

Net Assets consist of:

Paid in capital                           $ 5,247,481

Accumulated net investment                 (4,220)
loss

Accumulated undistributed net              (215,859)
realized gain loss on
investments and foreign
currency transactions

Net unrealized appreciation                515,995
(depreciation) on
investments and assets and
liabilities in  foreign
currencies

NET ASSETS                                $ 5,543,397

CALCULATION OF MAXIMUM                     $12.62
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($550,443 (divided by)
   43,600 shares)

 Maximum offering price per                $13.39
share    (100/94.25 of
$12.62)

 CLASS T:  NET ASSET VALUE                 $12.58
and redemption    price per
share ($2,540,677 (divided
by)    201,905 shares)

 Maximum offering price per                $13.04
share    (100/96.50 of
$12.58)

 CLASS B:  NET ASSET VALUE                 $12.46
and offering price    per
share ($872,799 (divided by)
70,063    shares) A

 CLASS C:  NET ASSET VALUE                 $12.48
and offering    price per
share ($268,556 (divided by)
  21,518 shares) A

 INSTITUTIONAL CLASS:  NET                 $12.74
ASSET VALUE, offering price
  and redemption price per
share    ($1,310,922
(divided by) 102,908 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
        SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                            $ 33,429
Dividends

Interest                                      12,357

 TOTAL INCOME                                 45,786

EXPENSES

Management fee                   $ 16,110

Transfer agent fees               9,827

Distribution fees                 12,530

Accounting fees and expenses      30,006

Non-interested trustees'          10
compensation

Custodian fees and expenses       2,534

Registration fees                 41,374

Audit                             14,405

Legal                             65

Miscellaneous                     17

 Total expenses before            126,878
reductions

 Expense reductions               (76,872)    50,006

NET INVESTMENT INCOME (LOSS)                  (4,220)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (213,481)

 Foreign currency transactions    94          (213,387)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            124,525

 Assets and liabilities in        4           124,529
foreign currencies

NET GAIN (LOSS)                               (88,858)

NET INCREASE (DECREASE) IN                   $ (93,078)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (4,220)                     $ (19,026)
income (loss)

 Net realized gain (loss)       (213,387)                     519,808

 Change in net unrealized       124,529                       (358,431)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     (93,078)                      142,351
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (287,985)                     (348,447)
from net realized gains

Share transactions - net        (30,584)                      1,857,245
increase (decrease)

Redemption fees                 2,286                         8,921

  TOTAL INCREASE (DECREASE)     (409,361)                     1,660,070
IN NET ASSETS

NET ASSETS

 Beginning of period            5,952,758                     4,292,688

 End of period (including      $ 5,543,397                   $ 5,952,758
accumulated net investment
loss of $4,220)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.56                       $ 13.80               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.03)                 (.01)
D

 Net realized and unrealized      (.27)                         .76                   3.89
gain (loss)

 Total from investment            (.27)                         .73                   3.88
operations

Less Distributions

 From net investment income       -                             -                     (.01)

 From net realized gain           (.68)                         (.99)                 (.08)

 Total distributions              (.68)                         (.99)                 (.09)

Redemption fees added to paid     .01                           .02                   .01
in capital

Net asset value, end of period   $ 12.62                       $ 13.56               $ 13.80

TOTAL RETURN B, C                 (1.03)%                       6.05%                 39.11%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 550                         $ 471                 $ 365
(000 omitted)

Ratio of expenses to average      1.66% A, F                    1.75% F               1.75% A, F
net assets

Ratio of expenses to average      1.62% A, G                    1.75%                 1.73% A, G
net assets after expense
reductions

Ratio of net investment           .07% A                        (.22)%                (.09)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.51                       $ 13.77               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.01)                         (.06)                 (.04)
D

 Net realized and unrealized      (.26)                         .77                   3.89
gain (loss)

 Total from investment            (.27)                         .71                   3.85
operations

Less Distributions

 From net investment income       -                             -                     (.01)

 From net realized gain           (.66)                         (.99)                 (.08)

 Total distributions              (.66)                         (.99)                 (.09)

Redemption fees added to paid     .00                           .02                   .01
in capital

Net asset value, end of period   $ 12.58                       $ 13.51               $ 13.77

TOTAL RETURN B, C                 (1.14)%                       5.91%                 38.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,541                       $ 2,973               $ 1,920
(000 omitted)

Ratio of expenses to average      1.92% A, F                    2.00% F               2.00% A, F
net assets

Ratio of expenses to average      1.88% A, G                    2.00%                 1.97% A, G
net assets after expense
reductions

Ratio of net investment           (.21)% A                      (.47)%                (.37)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.40                       $ 13.75               $ 11.56
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.14)                 (.06)
D

 Net realized and unrealized      (.26)                         .76                   2.25
gain (loss)

 Total from investment            (.30)                         .62                   2.19
operations

Less Distributions

 From net realized gain           (.65)                         (.99)                 -

Redemption fees added to paid     .01                           .02                   -
in capital

Net asset value, end of period   $ 12.46                       $ 13.40               $ 13.75

TOTAL RETURN B, C                 (1.32)%                       5.23%                 18.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 873                         $ 985                 $ 252
(000 omitted)

Ratio of expenses to average      2.41% A, F                    2.50% F               2.50% A, F
net assets

Ratio of expenses to average      2.38% A, G                    2.50%                 2.45% A, G
net assets after expense
reductions

Ratio of net investment           (.69)% A                      (1.03)%               (1.11)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 13.45                       $ 12.54
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.11)
D

 Net realized and unrealized      (.27)                         1.39
gain (loss)

 Total from investment            (.31)                         1.28
operations

Less Distributions

 From net realized gain           (.67)                         (.38)

Redemption fees added to paid     .01                           .01
in capital

Net asset value, end of period   $ 12.48                       $ 13.45

TOTAL RETURN B, C                 (1.36)%                       10.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 269                         $ 165
(000 omitted)

Ratio of expenses to average      2.40% A, F                    2.50% A, F
net assets

Ratio of expenses to average      2.36% A, G                    2.50% A
net assets after expense
reductions

Ratio of net investment           (.66)% A                      (1.06)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.68                       $ 13.84               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .02                           .01 H                 .03
D

 Net realized and unrealized      (.27)                         .75                   3.91
gain (loss)

 Total from investment            (.25)                         .76                   3.94
operations

Less Distributions

 From net investment income       -                             -                     (.02)

 From net realized gain           (.70)                         (.95)                 (.08)

 Total distributions              (.70)                         (.95)                 (.10)

Redemption fees added to paid     .01                           .03                   -
in capital

Net asset value, end of period   $ 12.74                       $ 13.68               $ 13.84

TOTAL RETURN B, C                 (.84)%                        6.32%                 39.64%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,311                       $ 1,360               $ 1,756
(000 omitted)

Ratio of expenses to average      1.41% A, F                    1.50% F               1.50% A, F
net assets

Ratio of expenses to average      1.38% A, G                    1.50%                 1.48% A, G
net assets after expense
reductions

Ratio of net investment           .30% A                        .04%                  .25% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).
H DURING THE PERIOD, A
SIGNIFICANT SHAREHOLDER
REDEMPTION CAUSED AN
UNUSUALLY HIGH LEVEL OF
INVESTMENT INCOME PER SHARE.


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,119,658 and $2,893,477, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 597        $ 185

CLASS T    6,733        309

CLASS B    4,139        3,245

CLASS C    1,061        989

          $ 12,530     $ 4,728

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 1,011      $ 465

CLASS T    3,270        730

CLASS B    6,044        6,044 *

CLASS C    209          209 *

          $ 10,534     $ 7,448

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                      AMOUNT   % OF AVERAGE NET ASSETS

CLASS A               $ 976    .41*

CLASS T                5,044   .38*

CLASS B                1,866   .45*

CLASS C                706     .67*

INSTITUTIONAL CLASS    1,235   .20*

                      $ 9,827

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $526 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75 - 1.50%             $ 6,750

CLASS T               2.00 - 1.75%              37,466

CLASS B               2.50 - 2.25%              11,883

CLASS C               2.50 - 2.25%              3,256

INSTITUTIONAL CLASS   1.50 - 1.25%              16,533

                                               $ 75,888

Effective December 1, 1998, Class A, Class T, Class B, Class C and the Institutional Class expense limitations were changed to 1.50%, 1.75%, 2.25%, 2.25%, and 1.25% of each class' average net assets, respectively.

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $984 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR was record owner of approximately 29% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED  YEAR ENDED

                        JANUARY 31,       JULY 31,

                        1999              1998 A

FROM NET REALIZED GAIN

Class A                 $ 23,684          $ 27,503

Class T                  144,300           168,735

Class B                  41,003            21,647

Class C                  9,726             303

Institutional Class      69,272            130,259

Total                   $ 287,985         $ 348,447

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              9,303                         10,882              $ 111,661

Reinvestment of distributions    2,195                         2,142                23,537

Shares redeemed                  (2,624)                       (4,708)              (31,840)

Net increase (decrease)          8,874                         8,316               $ 103,358

CLASS T Shares sold              40,423                        227,185             $ 493,944

Reinvestment of distributions    13,134                        12,558               140,529

Shares redeemed                  (71,720)                      (159,076)            (866,543)

Net increase (decrease)          (18,163)                      80,667              $ (232,070)

CLASS B Shares sold              20,224                        60,410              $ 236,721

Reinvestment of distributions    3,632                         1,702                38,541

Shares redeemed                  (27,280)                      (6,954)              (319,758)

Net increase (decrease)          (3,424)                       55,158              $ (44,496)

CLASS C Shares sold              13,233                        13,383              $ 158,861

Reinvestment of distributions    915                           25                   9,726

Shares redeemed                  (4,872)                       (1,166)              (58,039)

Net increase (decrease)          9,276                         12,242              $ 110,548

INSTITUTIONAL CLASS Shares       3,234                         31,192              $ 36,348
sold

Reinvestment of distributions    6,212                         10,114               67,154

Shares redeemed                  (5,902)                       (68,822)             (71,426)

Net increase (decrease)          3,544                         (27,516)            $ 32,076



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 148,228

Reinvestment of distributions    27,217

Shares redeemed                  (63,873)

Net increase (decrease)         $ 111,572

CLASS T Shares sold             $ 3,069,729

Reinvestment of distributions    158,925

Shares redeemed                  (2,112,359)

Net increase (decrease)         $ 1,116,295

CLASS B Shares sold             $ 820,607

Reinvestment of distributions    21,404

Shares redeemed                  (94,508)

Net increase (decrease)         $ 747,503

CLASS C Shares sold             $ 179,797

Reinvestment of distributions    303

Shares redeemed                  (16,290)

Net increase (decrease)         $ 163,810

INSTITUTIONAL CLASS Shares      $ 426,137
sold

Reinvestment of distributions    129,319

Shares redeemed                  (837,391)

Net increase (decrease)         $ (281,935)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

9. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.


ADVISOR FINANCIAL SERVICES FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL A    -2.42%         15.08%       86.57%

FIDELITY ADV FINANCIAL - CL A    -8.03%         8.46%        75.84%
(INCL. 5.75% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Financial Services            -3.46%         12.99%       98.01%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL A      15.08%       29.52%

FIDELITY ADV FINANCIAL - CL A      8.46%        26.38%
(INCL. 5.75% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Financial Services              12.99%       32.76%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL A     S&P 500
GS FINANCIAL SERVICES
             00183                       SP001
GS004
  1996/09/03       9425.00                    10000.00
   10000.00
  1996/09/30      10009.35                    10516.69
   10584.56
  1996/10/31      10546.58                    10806.74
   11272.70
  1996/11/30      11385.40                    11623.62
   12278.35
  1996/12/31      11045.81                    11393.36
   12100.98
  1997/01/31      11631.15                    12105.21
   12935.63
  1997/02/28      11772.76                    12200.12
   13395.32
  1997/03/31      10932.52                    11698.81
   12504.96
  1997/04/30      11829.41                    12397.23
   13328.32
  1997/05/31      12282.57                    13151.98
   14040.84
  1997/06/30      12915.11                    13741.19
   14892.68
  1997/07/31      14265.15                    14834.57
   16504.52
  1997/08/31      13424.91                    14003.54
   15483.68
  1997/09/30      14285.27                    14770.51
   16744.42
  1997/10/31      14200.07                    14277.18
   16445.06
  1997/11/30      14673.41                    14938.07
   17053.65
  1997/12/31      15481.66                    15194.56
   17997.81
  1998/01/31      15279.73                    15362.61
   17523.74
  1998/02/28      16558.64                    16470.56
   19045.66
  1998/03/31      17501.01                    17314.02
   20165.67
  1998/04/30      17760.64                    17488.19
   20512.24
  1998/05/31      17376.00                    17187.57
   20061.46
  1998/06/30      18077.96                    17885.73
   20758.18
  1998/07/31      18020.27                    17695.25
   20510.80
  1998/08/31      14058.50                    15136.87
   16002.19
  1998/09/30      14534.20                    16106.54
   16320.87
  1998/10/31      15882.84                    17416.64
   18092.98
  1998/11/30      16816.51                    18472.27
   19193.75
  1998/12/31      17272.97                    19536.64
   19625.39
  1999/01/29      17584.20                    20353.66
   19800.64
IMATRL PRASUN   SHR__CHT 19990131 19990226 141147 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $17,584 - an 75.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $19,801 - a 98.01% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR FINANCIAL SERVICES FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL T    -2.48%         14.81%       85.43%

FIDELITY ADV FINANCIAL - CL T    -5.89%         10.80%       78.94%
(INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Financial Services            -3.46%         12.99%       98.01%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL T      14.81%       29.19%

FIDELITY ADV FINANCIAL - CL T      10.80%       27.30%
(INCL. 3.50% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Financial Services              12.99%       32.76%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL T     S&P 500
GS FINANCIAL SERVICES
             00193                       SP001
GS004
  1996/09/03       9650.00                    10000.00
   10000.00
  1996/09/30      10238.65                    10516.69
   10584.56
  1996/10/31      10788.70                    10806.74
   11272.70
  1996/11/30      11647.55                    11623.62
   12278.35
  1996/12/31      11299.87                    11393.36
   12100.98
  1997/01/31      11889.52                    12105.21
   12935.63
  1997/02/28      12024.84                    12200.12
   13395.32
  1997/03/31      11164.55                    11698.81
   12504.96
  1997/04/30      12082.84                    12397.23
   13328.32
  1997/05/31      12546.82                    13151.98
   14040.84
  1997/06/30      13184.80                    13741.19
   14892.68
  1997/07/31      14567.07                    14834.57
   16504.52
  1997/08/31      13706.78                    14003.54
   15483.68
  1997/09/30      14587.38                    14770.51
   16744.42
  1997/10/31      14500.21                    14277.18
   16445.06
  1997/11/30      14974.83                    14938.07
   17053.65
  1997/12/31      15791.84                    15194.56
   17997.81
  1998/01/31      15585.35                    15362.61
   17523.74
  1998/02/28      16893.14                    16470.56
   19045.66
  1998/03/31      17846.95                    17314.02
   20165.67
  1998/04/30      18112.44                    17488.19
   20512.24
  1998/05/31      17719.12                    17187.57
   20061.46
  1998/06/30      18427.10                    17885.73
   20758.18
  1998/07/31      18348.43                    17695.25
   20510.80
  1998/08/31      14316.89                    15136.87
   16002.19
  1998/09/30      14813.03                    16106.54
   16320.87
  1998/10/31      16168.33                    17416.64
   18092.98
  1998/11/30      17110.69                    18472.27
   19193.75
  1998/12/31      17576.58                    19536.64
   19625.39
  1999/01/29      17894.23                    20353.66
   19800.64
IMATRL PRASUN   SHR__CHT 19990131 19990226 141438 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $17,894 - an 78.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $19,801 - a 98.01% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR FINANCIAL SERVICES FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL B    -2.68%         14.29%       83.69%

FIDELITY ADV FINANCIAL - CL B    -7.20%         9.29%        80.69%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Financial Services            -3.46%         12.99%       98.01%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL B      14.29%       28.69%

FIDELITY ADV FINANCIAL - CL B      9.29%        27.81%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Financial Services              12.99%       32.76%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA FINANCIAL SERV -CL B     S&P 500
GS FINANCIAL SERVICES
             00163                       SP001
GS004
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10610.00                    10516.69
   10584.56
  1996/10/31      11180.00                    10806.74
   11272.70
  1996/11/30      12070.00                    11623.62
   12278.35
  1996/12/31      11709.71                    11393.36
   12100.98
  1997/01/31      12320.74                    12105.21
   12935.63
  1997/02/28      12460.98                    12200.12
   13395.32
  1997/03/31      11569.48                    11698.81
   12504.96
  1997/04/30      12511.06                    12397.23
   13328.32
  1997/05/31      12991.87                    13151.98
   14040.84
  1997/06/30      13642.97                    13741.19
   14892.68
  1997/07/31      15065.36                    14834.57
   16504.52
  1997/08/31      14173.86                    14003.54
   15483.68
  1997/09/30      15067.02                    14770.51
   16744.42
  1997/10/31      14976.56                    14277.18
   16445.06
  1997/11/30      15459.02                    14938.07
   17053.65
  1997/12/31      16306.56                    15194.56
   17997.81
  1998/01/31      16072.16                    15362.61
   17523.74
  1998/02/28      17417.45                    16470.56
   19045.66
  1998/03/31      18385.65                    17314.02
   20165.67
  1998/04/30      18650.63                    17488.19
   20512.24
  1998/05/31      18242.97                    17187.57
   20061.46
  1998/06/30      18956.38                    17885.73
   20758.18
  1998/07/31      18874.85                    17695.25
   20510.80
  1998/08/31      14716.67                    15136.87
   16002.19
  1998/09/30      15219.88                    16106.54
   16320.87
  1998/10/31      16624.45                    17416.64
   18092.98
  1998/11/30      17579.13                    18472.27
   19193.75
  1998/12/31      18050.98                    19536.64
   19625.39
  1999/01/29      18069.00                    20353.66
   19800.64
IMATRL PRASUN   SHR__CHT 19990131 19990226 141718 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,069 - an 80.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $19,801 - a 98.01% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR FINANCIAL SERVICES FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL C    -2.72%         14.21%       83.40%

FIDELITY ADV FINANCIAL - CL C    -3.62%         13.21%       83.40%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Financial Services            -3.46%         12.99%       98.01%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - CL C    14.21%       28.60%

FIDELITY ADV FINANCIAL - CL C    13.21%       28.60%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Financial Services            12.99%       32.76%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA FINANCIAL SERV -CL C     S&P 500
GS FINANCIAL SERVICES
             00284                       SP001
GS004
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10610.00                    10516.69
   10584.56
  1996/10/31      11180.00                    10806.74
   11272.70
  1996/11/30      12070.00                    11623.62
   12278.35
  1996/12/31      11709.71                    11393.36
   12100.98
  1997/01/31      12320.74                    12105.21
   12935.63
  1997/02/28      12460.98                    12200.12
   13395.32
  1997/03/31      11569.48                    11698.81
   12504.96
  1997/04/30      12511.06                    12397.23
   13328.32
  1997/05/31      12991.87                    13151.98
   14040.84
  1997/06/30      13642.97                    13741.19
   14892.68
  1997/07/31      15065.36                    14834.57
   16504.52
  1997/08/31      14173.86                    14003.54
   15483.68
  1997/09/30      15067.02                    14770.51
   16744.42
  1997/10/31      14976.56                    14277.18
   16445.06
  1997/11/30      15468.24                    14938.07
   17053.65
  1997/12/31      16292.56                    15194.56
   17997.81
  1998/01/31      16058.94                    15362.61
   17523.74
  1998/02/28      17399.72                    16470.56
   19045.66
  1998/03/31      18364.68                    17314.02
   20165.67
  1998/04/30      18628.78                    17488.19
   20512.24
  1998/05/31      18212.32                    17187.57
   20061.46
  1998/06/30      18933.50                    17885.73
   20758.18
  1998/07/31      18852.24                    17695.25
   20510.80
  1998/08/31      14697.84                    15136.87
   16002.19
  1998/09/30      15199.64                    16106.54
   16320.87
  1998/10/31      16600.33                    17416.64
   18092.98
  1998/11/30      17552.36                    18472.27
   19193.75
  1998/12/31      18022.90                    19536.64
   19625.39
  1999/01/29      18340.24                    20353.66
   19800.64
IMATRL PRASUN   SHR__CHT 19990131 19990226 142157 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,340 - an 83.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $19,801 - a 98.01% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR FINANCIAL SERVICES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Ewing)

An interview with Robert Ewing, Portfolio Manager of Fidelity Advisor Financial Services Fund

Q. HOW DID THE FUND PERFORM, BOB?

A. It performed well when compared to financial services indexes, but it lagged the overall market during a difficult period for financial stocks. For the six-month period that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned -2.42%, -2.48%, -2.68% and -2.72%, respectively. During the same period, the Standard & Poor's 500 Index had a return of 15.02% while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector
- had a return of -3.46%. For the 12-month period that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares had returns of 15.08%, 14.81%, 14.29% and 14.21%, respectively. The S&P 500 index had a return of 32.49% for the 12-month period, while the Goldman Sachs Financial Services Index had a return of 12.99%.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT FOR FINANCIAL STOCKS DURING THE SIX-MONTH PERIOD?

A. It was an unusual, volatile period, starting in August amidst global financial instability that culminated with the Russian government defaulting on some of its bonds. This was an unexpected event and it occurred when many financial institutions were heavily leveraged - they were using borrowed money to invest. When financial companies use borrowed money, any change in the value of assets they hold has a levered effect on the value of the business. In reaction to the Russian default, investors moved away from any risky asset class, including stocks and corporate bonds. The stocks of financial services suffered even more than stocks in general. However, when Federal Reserve Chairman Alan Greenspan announced on September 29 the first in a series of three cuts in short-term interest rates, the capital markets calmed down and the markets rebounded. Financial services stocks, which had fallen more sharply than the overall market, at first recovered more quickly than the market, but have since lagged it slightly. At the end of the period, the markets showed more stability. The Brazilian currency devaluation in January, for example, did not have the impact of the Russian default. The Brazilian announcement was not as much of a surprise, and there was a lot less leverage in the financial system.

Q. DID THE VOLATILITY CAUSE ANY CHANGES IN YOUR STRATEGIES?

A. The environment actually reinforced our belief in many of the strategies we had been implementing. Going into the summer, we were emphasizing companies with strong consumer focus and domestic orientations. We also were emphasizing non-lenders such as life insurance companies.

Q. WHAT WERE SOME OF THE INVESTMENTS THAT CONTRIBUTED TO PERFORMANCE, AND WHAT WERE SOME OF THE DISAPPOINTMENTS?

A. Providian Financial did exceptionally well. This company increased both its credit card business and its fee income. Citigroup had its ups and downs, but generally helped the fund as the new company, formed by the merger of Citicorp and Travelers, took shape and improved earnings. Another good performer was Freddie Mac, the mortgage company. It was a great environment for mortgage companies as lower interest rates stimulated refinancings and the earnings of mortgage companies. A disappointment was U.S. Bancorp, which failed to meet its earnings targets. At this point, it is not clear whether this was because of a poor environment or because its corporate strategy, which emphasizes efficiency, made it difficult to grow revenues. Several regional banks were disappointing performers. Many of these banks, after completing mergers, found it harder than planned to cut costs and to increase revenues. Also disappointing were the real estate investment trusts, even though they generally met earnings expectations. I suspect the market questioned the future value of commercial real estate.

Q. WHAT IS YOUR OUTLOOK FOR FINANCIAL STOCKS, BOB?

A. 1999 will be very interesting. The backdrop is great for financial stocks, because they have been trading with price-to-earnings ratios only about two-thirds as high as the overall stock market. Effectively, they are trading at a 33% discount to the S&P 500. And yet, there is a very good chance that financial companies will increase their earnings faster than the overall S&P 500, perhaps 11% to 12% in 1999. They still are increasing their assets. Loan growth is about 5% to 6%, and the quality of loans is still acceptable. Concerns would arise, however, if the Brazilian troubles spread to other countries or if general global economic problems pressure U.S. economic growth. If the U.S. economy starts to slow down, credit losses could increase, which would be a bad development for financial companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.


(checkmark)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$238 million

MANAGER: Robert Ewing, since 1998; joined
Fidelity in 1990

ADVISOR FINANCIAL SERVICES FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                               % OF FUND'S INVESTMENTS

Citigroup, Inc.                 5.8

American International Group,   4.9
Inc.

BankAmerica Corp.               4.7

American Express Co.            4.4

Bank One Corp.                  4.2

Wells Fargo & Co.               4.0

Chase Manhattan Corp.           3.8

Providian Financial Corp.       3.7

Household International, Inc.   3.3

Freddie Mac                     3.3

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Banks 29.2%
Credit & Other Finance 24.4%
Insurance 16.9%
Federal Sponsored Credit 7.7%
Securities Industry 5.0%
All Others 16.8%*

Row: 1, Col: 1, Value: 29.2
Row: 1, Col: 2, Value: 24.4
Row: 1, Col: 3, Value: 16.9
Row: 1, Col: 4, Value: 7.7
Row: 1, Col: 5, Value: 4.7
Row: 1, Col: 6, Value: 17.1

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR FINANCIAL SERVICES FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.1%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 29.2%

AmSouth Bancorp.                  59,500                     $ 2,621,719

Bank of New York Co., Inc.        170,960                     6,069,080

Bank One Corp.                    189,182                     9,908,407

BankAmerica Corp.                 169,104                     11,308,830

BB&T Corp.                        16,000                      612,000

Cathay Bancorp, Inc.              10,000                      373,750

Chase Manhattan Corp.             117,000                     9,001,688

Comerica, Inc.                    51,750                      3,231,141

First Union Corp.                 14,137                      743,960

Hanmi Bank (a)                    5,450                       79,025

M&T Bank Corp.                    2,500                       1,250,000

Marshall & Ilsley Corp.           19,500                      1,155,375

North Fork Bancorp., Inc.         26,250                      551,250

SunTrust Banks, Inc.              10,000                      704,375

U.S. Bancorp                      206,450                     6,954,784

Wachovia Corp.                    24,405                      2,162,893

Wells Fargo & Co.                 274,000                     9,572,875

Westamerica Bancorp.              50,000                      1,759,375

Zions Bancorp                     30,000                      1,740,000

                                                              69,800,527

CREDIT & OTHER FINANCE - 24.4%

American Express Co.              102,300                     10,524,113

Associates First Capital          166,200                     6,741,488
Corp. Class A

Citigroup, Inc.                   248,662                     13,940,605

Equitable Companies (The),        40,000                      2,790,000
Inc.

Firstcity Financial Corp. (a)     35,800                      523,575

FIRSTPLUS Financial Group,        10,000                      24,375
Inc. (a)

Fleet Financial Group, Inc.       89,600                      3,970,400

Household International, Inc.     179,657                     7,893,679

MBNA Corp.                        107,750                     3,010,266

Providian Financial Corp.         87,607                      8,831,881

                                                              58,250,382

FEDERAL SPONSORED CREDIT - 7.7%

Fannie Mae                        88,435                      6,444,701

Freddie Mac                       127,220                     7,887,640

SLM Holding Corp.                 89,500                      3,943,594

                                                              18,275,935

INSURANCE - 16.9%

ACE Ltd.                          20,000                      560,000

Aegon NV (Reg.) ADR               8,258                       914,057

AFLAC, Inc.                       53,400                      2,289,525

Allmerica Financial Corp.         12,400                      668,825

Allstate Corp.                    58,570                      2,200,036

Ambac Financial Group, Inc.       15,100                      903,169

American Bankers Insurance        20,000                      920,000
Group, Inc.

American International Group,     112,880                     11,619,585
Inc.

Berkshire Hathaway, Inc.:

Class A (a)                       60                          3,900,000

Class B (a)                       24                          51,600



                                 SHARES                      VALUE (NOTE 1)

Blanch E.W. Holdings, Inc.        18,000                     $ 1,020,375

Capital Re Corp.                  16,000                      291,000

Executive Risk, Inc.              5,000                       234,688

Hartford Financial Services       59,200                      3,074,700
Group, Inc.

Hartford Life, Inc. Class A       12,000                      676,500

HCC Insurance Holdings, Inc.      23,000                      447,063

Marsh & McLennan Companies,       36,250                      2,279,219
Inc.

MBIA, Inc.                        11,700                      767,081

Nationwide Financial              14,500                      695,094
Services, Inc.  Class A

PMI Group, Inc.                   10,500                      450,188

Progressive Corp.                 9,200                       1,149,425

Reliastar Financial Corp.         20,087                      832,355

RenaissanceRe Holdings Ltd.       15,000                      502,500

Torchmark Corp.                   50,000                      1,640,625

Travelers Property Casualty       30,000                      864,375
Corp.  Class A

UICI (a)                          60,200                      1,298,063

                                                              40,250,048

REAL ESTATE INVESTMENT TRUSTS
- 4.1%

AMRESCO Capital Trust, Inc.       50,000                      481,250

Apartment Investment &            37,400                      1,397,825
Management Co. Class A

Crescent Real Estate Equities     48,000                      1,017,000
Co.

Duke Realty Investments, Inc.     49,500                      1,138,500

Equity Office Properties Trust    30,000                      765,000

Equity Residential Properties     22,500                      915,469
Trust (SBI)

Mack-Cali Realty Corp.            20,000                      597,500

Ocwen Asset Investment Corp.      141,200                     697,175

Public Storage, Inc.              42,500                      1,081,094

Simon Property Group, Inc.        30,000                      789,375

Starwood Hotels & Resorts         34,000                      850,000
Worldwide, Inc.

                                                              9,730,188

SAVINGS & LOANS - 3.8%

Astoria Financial Corp.           8,000                       366,000

Charter One Financial, Inc.       61,750                      1,729,000

Dime Bancorp, Inc.                58,500                      1,418,625

Golden State Bancorp, Inc.        51,660                      965,396

Golden State Bancorp, Inc.        26,660                      112,472
warrants 12/31/99 (a)

Washington Mutual, Inc.           104,520                     4,389,840

                                                              8,981,333

SECURITIES INDUSTRY - 5.0%

Bear Stearns Companies, Inc.      50,000                      2,356,250

E Trade Group, Inc. (a)           7,000                       772,625

Investors Group, Inc.             50,000                      823,849

Lehman Brothers Holdings,         51,000                      2,789,063
Inc.

Merrill Lynch & Co., Inc.         8,300                       630,800

Morgan Stanley, Dean Witter &     25,000                      2,170,313
Co.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SECURITIES INDUSTRY - CONTINUED

Schwab (Charles) Corp.            5,000                      $ 351,563

Waddell & Reed Financial, Inc.:

Class A                           87,845                      1,855,726

Class B                           12,245                      256,380

                                                              12,006,569

TOTAL COMMON STOCKS                                           217,294,982
(Cost $190,832,144)

CASH EQUIVALENTS - 8.9%



Taxable Central Cash Fund (b)     21,346,950                  21,346,950
(Cost $21,346,950)

TOTAL INVESTMENT IN                                         $ 238,641,932
SECURITIES - 100%
(Cost $212,179,094)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $212,245,411. Net unrealized appreciation aggregated $26,396,521, of which $35,374,164 related to appreciated investment securities and $8,977,643 related to depreciated investment securities.

ADVISOR FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 238,641,932
value  (cost $212,179,094) -
 See accompanying schedule

Receivable for fund shares                    653,947
sold

Dividends receivable                          266,051

Interest receivable                           78,109

 TOTAL ASSETS                                 239,640,039

LIABILITIES

Payable for fund shares         $ 1,099,548
redeemed

Accrued management fee           113,508

Distribution fees payable        130,227

Other payables and  accrued      91,634
expenses

 TOTAL LIABILITIES                            1,434,917

NET ASSETS                                   $ 238,205,122

Net Assets consist of:

Paid in capital                              $ 219,253,206

Undistributed net investment                  351,353
income

Accumulated undistributed net                 (7,862,299)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   26,462,862
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 238,205,122

CALCULATION OF MAXIMUM                        $16.95
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($22,401,702 (divided
by)    1,321,297 shares)

 Maximum offering price per                   $17.98
share   (100/94.25 of $16.95)

 CLASS T:  NET ASSET VALUE                    $16.90
and redemption    price per
share ($109,347,260 (divided
by)   6,470,164 shares)

 Maximum offering price per                   $17.51
share   (100/96.50 of $16.90)

 CLASS B:  NET ASSET VALUE                    $16.74
and offering price    per
share ($73,847,373 (divided
by)    4,410,994 shares) A

 CLASS C:  NET ASSET VALUE                    $16.76
and offering price    per
share  ($23,867,117 (divided
by)     1,423,648 shares) A

 INSTITUTIONAL CLASS:  NET                    $17.03
ASSET VALUE, offering price
  and redemption price per
share    ($8,741,670
(divided by) 513,401 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
             SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,666,881
Dividends

Interest                                        472,510

 TOTAL INCOME                                   2,139,391

EXPENSES

Management fee                   $ 622,123

Transfer agent fees               298,613

Distribution fees                 703,998

Accounting fees and expenses      60,884

Non-interested trustees'          391
compensation

Custodian fees and expenses       4,831

Registration fees                 62,933

Audit                             14,590

Legal                             2,629

Miscellaneous                     553

 Total expenses before            1,771,545
reductions

 Expense reductions               (9,286)       1,762,259

NET INVESTMENT INCOME                           377,132

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (7,702,803)

 Foreign currency transactions    14,087        (7,688,716)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,499,355

 Assets and liabilities in        213           1,499,568
foreign currencies

NET GAIN (LOSS)                                 (6,189,148)

NET INCREASE (DECREASE) IN                     $ (5,812,016)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 377,132                     $ 420,029
income

 Net realized gain (loss)       (7,688,716)                   15,277,202

 Change in net unrealized       1,499,568                     12,949,534
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     (5,812,016)                   28,646,765
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (262,092)                     (245,431)
From net investment income

 From net realized gain         (12,813,576)                  (1,447,197)

 TOTAL DISTRIBUTIONS            (13,075,668)                  (1,692,628)

Share transactions - net        25,344,232                    134,897,670
increase (decrease)

Redemption fees                 55,249                        68,426

  TOTAL INCREASE (DECREASE)     6,511,797                     161,920,233
IN NET ASSETS

NET ASSETS

 Beginning of period            231,693,325                   69,773,092

 End of period (including      $ 238,205,122                 $ 231,693,325
undistributed net investment
income of $351,353 and
$262,870, respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.74                       $ 15.11               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .06                           .11                   .06

 Net realized and unrealized      (.78)                         3.80                  5.06
gain (loss)

 Total from investment            (.72)                         3.91                  5.12
operations

Less Distributions

 From net investment income       (.05)                         (.06)                 (.01)

 From net realized gain           (1.02)                        (.23)                 (.01)

 Total distributions              (1.07)                        (.29)                 (.02)

Redemption fees added to paid     .00                           .01                   .01
in capital

Net asset value, end of period   $ 16.95                       $ 18.74               $ 15.11

TOTAL RETURN B, C                 (2.42)%                       26.32%                51.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,402                      $ 21,907              $ 6,275
(000 omitted)

Ratio of expenses to average      1.24% A                       1.32%                 1.75% A, F
net assets

Ratio of expenses to average      1.23% A, G                    1.30% G               1.73% A, G
net assets after expense
reductions

Ratio of net investment           .80% A                        .63%                  .55% A
income to average net assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.66                       $ 15.07               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .04                           .07                   .04

 Net realized and unrealized      (.76)                         3.78                  5.04
gain (loss)

 Total from investment            (.72)                         3.85                  5.08
operations

Less Distributions

 From net investment income       (.02)                         (.04)                 (.01)

 From net realized gain           (1.02)                        (.23)                 (.01)

 Total distributions              (1.04)                        (.27)                 (.02)

Redemption fees added to paid     .00                           .01                   .01
in capital

Net asset value, end of period   $ 16.90                       $ 18.66               $ 15.07

TOTAL RETURN B, C                 (2.48)%                       25.96%                50.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 109,347                     $ 118,608             $ 52,003
(000 omitted)

Ratio of expenses to average      1.56% A                       1.52%                 1.94% A
net assets

Ratio of expenses to average      1.55% A, F                    1.50% F               1.91% A, F
net assets after expense
reductions

Ratio of net investment           .48% A                        .44%                  .37% A
income to average net assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.52                       $ 15.04               $ 12.56
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.02)                 (.02)
D

 Net realized and unrealized      (.75)                         3.76                  2.50
gain (loss)

 Total from investment            (.75)                         3.74                  2.48
operations

Less Distributions

 From net investment income       (.01)                         (.04)                 -

 From net realized gain           (1.02)                        (.23)                 -

 Total distributions              (1.03)                        (.27)                 -

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 16.74                       $ 18.52               $ 15.04

TOTAL RETURN B, C                 (2.68)%                       25.29%                19.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 73,847                      $ 65,926              $ 7,737
(000 omitted)

Ratio of expenses to average      1.99% A                       2.06%                 2.50% A, F
net assets

Ratio of expenses to average      1.98% A, G                    2.04% G               2.49% A, G
net assets after expense
reductions

Ratio of net investment           .05% A                        (.14)%                (.37)% A
income (loss) to average net
assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 18.56                       $ 15.24
period

Income from Investment
Operations

 Net investment income (loss)     .01                           (.03)
D

 Net realized and unrealized      (.77)                         3.57
gain (loss)

 Total from investment            (.76)                         3.54
operations

Less Distributions

 From net investment income       (.02)                         (.02)

 From net realized gain           (1.02)                        (.21)

 Total distributions              (1.04)                        (.23)

Redemption fees added to paid     .00                           .01
in capital

Net asset value, end of period   $ 16.76                       $ 18.56

TOTAL RETURN B, C                 (2.72)%                       23.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 23,867                      $ 19,983
(000 omitted)

Ratio of expenses to average      1.96% A                       2.09% A
net assets

Ratio of expenses to average      1.95% A, F                    2.07% A, F
net assets after expense
reductions

Ratio of net investment           .09% A                        (.22)% A
income (loss) to average net
assets

Portfolio turnover                41% A                         54%

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.80                       $ 15.14               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .09                           .14                   .10

 Net realized and unrealized      (.77)                         3.79                  5.06
gain (loss)

 Total from investment            (.68)                         3.93                  5.16
operations

Less Distributions

 From net investment income       (.07)                         (.05)                 (.02)

 From net realized gain           (1.02)                        (.23)                 (.01)

 Total distributions              (1.09)                        (.28)                 (.03)

Redemption fees added to paid     .00                           .01                   .01
in capital

Net asset value, end of period   $ 17.03                       $ 18.80               $ 15.14

TOTAL RETURN B, C                 (2.15)%                       26.39%                51.78%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,742                       $ 5,270               $ 3,758
(000 omitted)

Ratio of expenses to average      .94% A                        1.14%                 1.50% A, F
net assets

Ratio of expenses to average      .93% A, G                     1.13% G               1.47% A, G
net assets after expense
reductions

Ratio of net investment           1.14% A                       .81%                  .85% A
income to average net assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Financial Services Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not

2. OPERATING POLICIES- CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $53,677,802 and $39,700,947, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 25,399     $ 31

CLASS T    253,743      268

CLASS B    324,905      243,776

CLASS C    99,952       94,200

          $ 703,999    $ 338,275

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed

4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 76,622     $ 29,151

CLASS T     110,880      38,434

CLASS B     136,035      136,035 *

CLASS C     9,357        9,357 *

           $ 332,894    $ 212,977

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 26,319   .26 *

CLASS T                 164,065   .33 *

CLASS B                 81,965    .25 *

CLASS C                 21,538    .22 *

INSTITUTIONAL CLASS     4,726     .20 *

                       $ 298,613

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $7,715 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,215 under this arrangement.

In addition, the fund has entered into an arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $71 under the custodian arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                            SIX MONTHS ENDED JANUARY 31,
                            1999                          YEAR ENDED
                                                          JULY 31,
                                                          1998 A

FROM NET INVESTMENT INCOME

Class A                     $ 59,899                      $ 32.929

Class T                      123,799                       169,652

Class B                      37,278                        31,387

Class C                      22,247                        990

Institutional Class          18,869                        10,473

Total                       $ 262,092                     $ 245,431

FROM NET REALIZED GAIN

Class A                     $ 1,222,059                   $ 134,384

Class T                      6,313,742                     1,003,813

Class B                      3,868,227                     249,387

Class C                      1,134,605                     10,862

Institutional Class          274,943                       48,751

Total                       $ 12,813,576                  $ 1,447,197

                            $ 13,075,668                  $ 1,692,628

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              351,412                       934,476             $ 5,596,332

Reinvestment of distributions    85,856                        9,387                1,165,066

Shares redeemed                  (285,212)                     (189,881)            (4,471,888)

Net increase (decrease)          152,056                       753,982             $ 2,289,510

CLASS T Shares sold              1,524,704                     4,223,164           $ 24,000,312

Reinvestment of distributions    443,615                       66,953               6,006,543

Shares redeemed                  (1,852,874)                   (1,386,617)          (28,849,755)

Net increase (decrease)          115,445                       2,903,500           $ 1,157,100

CLASS B Shares sold              1,268,572                     3,302,648           $ 19,713,502

Reinvestment of distributions    235,778                       13,682               3,166,468

Shares redeemed                  (652,552)                     (271,676)            (10,024,161)

Net increase (decrease)          851,798                       3,044,654           $ 12,855,809

CLASS C Shares sold              501,089                       1,117,558           $ 7,778,122

Reinvestment of distributions    57,369                        710                  771,613

Shares redeemed                  (211,490)                     (41,588)             (3,335,563)

Net increase (decrease)          346,968                       1,076,680           $ 5,214,172

INSTITUTIONAL CLASS Shares       286,145                       170,926             $ 4,689,294
sold

Reinvestment of distributions    18,075                        3,344                245,820

Shares redeemed                  (71,130)                      (142,257)            (1,107,473)

Net increase (decrease)          233,090                       32,013              $ 3,827,641



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 16,203,034

Reinvestment of distributions    147,404

Shares redeemed                  (3,281,384)

Net increase (decrease)         $ 13,069,054

CLASS T Shares sold             $ 71,654,298

Reinvestment of distributions    1,051,227

Shares redeemed                  (23,635,629)

Net increase (decrease)         $ 49,069,896

CLASS B Shares sold             $ 57,223,474

Reinvestment of distributions    213,556

Shares redeemed                  (4,668,237)

Net increase (decrease)         $ 52,768,793

CLASS C Shares sold             $ 19,997,372

Reinvestment of distributions    11,224

Shares redeemed                  (764,009)

Net increase (decrease)         $ 19,244,587

INSTITUTIONAL CLASS Shares      $ 2,901,545
sold

Reinvestment of distributions    52,667

Shares redeemed                  (2,208,872)

Net increase (decrease)         $ 745,340


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.


8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.



ADVISOR HEALTH CARE FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL A  15.52%         34.72%       106.00%

FIDELITY ADV HEALTH CARE - CL    8.88%          26.98%       94.16%
A (INCL. 5.75% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Health Care                   12.31%         33.56%       114.13%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL A    34.72%       34.95%

FIDELITY ADV HEALTH CARE - CL      26.98%       31.68%
A (INCL. 5.75% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Health Care                     33.56%       37.14%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL A        S&P 500
GS HEALTH CARE
             00177                       SP001
GS005
  1996/09/03       9425.00                    10000.00
   10000.00
  1996/09/30      10056.48                    10516.69
   10812.87
  1996/10/31       9830.28                    10806.74
   10714.59
  1996/11/30      10329.80                    11623.62
   11456.00
  1996/12/31      10395.78                    11393.36
   11211.23
  1997/01/31      11027.25                    12105.21
   12140.37
  1997/02/28      11159.20                    12200.12
   12322.91
  1997/03/31      10556.00                    11698.81
   11479.40
  1997/04/30      11093.23                    12397.23
   12192.08
  1997/05/31      11932.05                    13151.98
   13124.59
  1997/06/30      12818.00                    13741.19
   14149.23
  1997/07/31      13289.25                    14834.57
   14590.78
  1997/08/31      12469.28                    14003.54
   13768.10
  1997/09/30      13258.30                    14770.51
   14522.88
  1997/10/31      13133.40                    14277.18
   14348.05
  1997/11/30      13383.20                    14938.07
   14887.11
  1997/12/31      13606.41                    15194.56
   15322.92
  1998/01/31      14411.52                    15362.61
   16033.22
  1998/02/28      15196.51                    16470.56
   17070.43
  1998/03/31      15790.28                    17314.02
   17844.91
  1998/04/30      15961.36                    17488.19
   18314.30
  1998/05/31      15830.53                    17187.57
   18020.01
  1998/06/30      16685.96                    17885.73
   19053.99
  1998/07/31      16806.73                    17695.25
   19066.04
  1998/08/31      14763.76                    15136.87
   16554.54
  1998/09/30      16451.72                    16106.54
   18419.75
  1998/10/31      16926.78                    17416.64
   19244.11
  1998/11/30      17804.62                    18472.27
   20271.43
  1998/12/31      19023.27                    19536.64
   21491.50
  1999/01/29      19415.71                    20353.66
   21413.35
IMATRL PRASUN   SHR__CHT 19990131 19990226 142359 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $19,416 - a 94.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $21,413 - a 114.13% increase.

(checkmark)UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR HEALTH CARE FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL T  15.39%         34.32%       104.55%

FIDELITY ADV HEALTH CARE - CL    11.35%         29.61%       97.39%
T (INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Health Care                   12.31%         33.56%       114.13%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL T    34.32%       34.56%

FIDELITY ADV HEALTH CARE - CL      29.61%       32.58%
T (INCL. 3.50% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Health Care                     33.56%       37.14%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL T        S&P 500
GS HEALTH CARE
             00191                       SP001
GS005
  1996/09/03       9650.00                    10000.00
   10000.00
  1996/09/30      10286.90                    10516.69
   10812.87
  1996/10/31      10055.30                    10806.74
   10714.59
  1996/11/30      10566.75                    11623.62
   11456.00
  1996/12/31      10624.65                    11393.36
   11211.23
  1997/01/31      11271.20                    12105.21
   12140.37
  1997/02/28      11396.65                    12200.12
   12322.91
  1997/03/31      10779.05                    11698.81
   11479.40
  1997/04/30      11319.45                    12397.23
   12192.08
  1997/05/31      12178.30                    13151.98
   13124.59
  1997/06/30      13075.75                    13741.19
   14149.23
  1997/07/31      13558.25                    14834.57
   14590.78
  1997/08/31      12718.70                    14003.54
   13768.10
  1997/09/30      13526.32                    14770.51
   14522.88
  1997/10/31      13398.52                    14277.18
   14348.05
  1997/11/30      13654.11                    14938.07
   14887.11
  1997/12/31      13872.26                    15194.56
   15322.92
  1998/01/31      14696.15                    15362.61
   16033.22
  1998/02/28      15478.85                    16470.56
   17070.43
  1998/03/31      16086.47                    17314.02
   17844.91
  1998/04/30      16261.54                    17488.19
   18314.30
  1998/05/31      16117.36                    17187.57
   18020.01
  1998/06/30      16992.75                    17885.73
   19053.99
  1998/07/31      17106.03                    17695.25
   19066.04
  1998/08/31      15025.71                    15136.87
   16554.54
  1998/09/30      16741.42                    16106.54
   18419.75
  1998/10/31      17216.43                    17416.64
   19244.11
  1998/11/30      18103.12                    18472.27
   20271.43
  1998/12/31      19338.14                    19536.64
   21491.50
  1999/01/29      19739.26                    20353.66
   21413.35
IMATRL PRASUN   SHR__CHT 19990131 19990226 142621 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $19,739 - a 97.39% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $21,413 - a 114.13% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR HEALTH CARE FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL B  15.14%         33.73%       102.29%

FIDELITY ADV HEALTH CARE - CL    10.14%         28.73%       99.29%
B (INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Health Care                   12.31%         33.56%       114.13%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL B  33.73%       33.94%

FIDELITY ADV HEALTH CARE - CL    28.73%       33.11%
B (INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Health Care                   33.56%       37.14%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA HEALTH CARE -CL B        S&P 500
GS HEALTH CARE
             00164                       SP001
GS005
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10660.00                    10516.69
   10812.87
  1996/10/31      10420.00                    10806.74
   10714.59
  1996/11/30      10950.00                    11623.62
   11456.00
  1996/12/31      11010.00                    11393.36
   11211.23
  1997/01/31      11680.00                    12105.21
   12140.37
  1997/02/28      11810.00                    12200.12
   12322.91
  1997/03/31      11170.00                    11698.81
   11479.40
  1997/04/30      11720.00                    12397.23
   12192.08
  1997/05/31      12600.00                    13151.98
   13124.59
  1997/06/30      13530.00                    13741.19
   14149.23
  1997/07/31      14010.00                    14834.57
   14590.78
  1997/08/31      13140.00                    14003.54
   13768.10
  1997/09/30      13967.29                    14770.51
   14522.88
  1997/10/31      13824.46                    14277.18
   14348.05
  1997/11/30      14079.52                    14938.07
   14887.11
  1997/12/31      14304.95                    15194.56
   15322.92
  1998/01/31      15126.34                    15362.61
   16033.22
  1998/02/28      15937.06                    16470.56
   17070.43
  1998/03/31      16545.10                    17314.02
   17844.91
  1998/04/30      16726.45                    17488.19
   18314.30
  1998/05/31      16566.44                    17187.57
   18020.01
  1998/06/30      17462.50                    17885.73
   19053.99
  1998/07/31      17569.17                    17695.25
   19066.04
  1998/08/31      15425.03                    15136.87
   16554.54
  1998/09/30      17179.79                    16106.54
   18419.75
  1998/10/31      17660.65                    17416.64
   19244.11
  1998/11/30      18567.72                    18472.27
   20271.43
  1998/12/31      19824.52                    19536.64
   21491.50
  1999/01/29      19929.00                    20353.66
   21413.35
IMATRL PRASUN   SHR__CHT 19990131 19990226 142805 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $19,929 - a 99.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $21,413 - a 114.13% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR HEALTH CARE FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL C  15.21%         33.51%       102.06%

FIDELITY ADV HEALTH CARE - CL    14.21%         32.51%       102.06%
C (INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Health Care                   12.31%         33.56%       114.13%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE - CL C      33.51%       33.88%

FIDELITY ADV HEALTH CARE - CL        32.51%       33.88%
C (INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                              32.49%       34.28%

GS Health Care                       33.56%       37.14%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA HEALTH CARE -CL C        S&P 500
GS HEALTH CARE
             00285                       SP001
GS005
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10660.00                    10516.69
   10812.87
  1996/10/31      10420.00                    10806.74
   10714.59
  1996/11/30      10950.00                    11623.62
   11456.00
  1996/12/31      11010.00                    11393.36
   11211.23
  1997/01/31      11680.00                    12105.21
   12140.37
  1997/02/28      11810.00                    12200.12
   12322.91
  1997/03/31      11170.00                    11698.81
   11479.40
  1997/04/30      11720.00                    12397.23
   12192.08
  1997/05/31      12600.00                    13151.98
   13124.59
  1997/06/30      13530.00                    13741.19
   14149.23
  1997/07/31      14010.00                    14834.57
   14590.78
  1997/08/31      13140.00                    14003.54
   13768.10
  1997/09/30      13967.29                    14770.51
   14522.88
  1997/10/31      13824.46                    14277.18
   14348.05
  1997/11/30      14079.34                    14938.07
   14887.11
  1997/12/31      14304.85                    15194.56
   15322.92
  1998/01/31      15134.42                    15362.61
   16033.22
  1998/02/28      15932.09                    16470.56
   17070.43
  1998/03/31      16538.32                    17314.02
   17844.91
  1998/04/30      16708.48                    17488.19
   18314.30
  1998/05/31      16548.95                    17187.57
   18020.01
  1998/06/30      17431.70                    17885.73
   19053.99
  1998/07/31      17538.06                    17695.25
   19066.04
  1998/08/31      15410.94                    15136.87
   16554.54
  1998/09/30      17151.32                    16106.54
   18419.75
  1998/10/31      17642.29                    17416.64
   19244.11
  1998/11/30      18536.95                    18472.27
   20271.43
  1998/12/31      19802.57                    19536.64
   21491.50
  1999/01/29      20206.26                    20353.66
   21413.35
IMATRL PRASUN   SHR__CHT 19990131 19990226 143424 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $20,206 - a 102.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $21,413 - a 114.13% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR HEALTH CARE FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Beso Sikharulidze)

An interview with Beso Sikharulidze, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. HOW DID THE FUND PERFORM, BESO?

A. Very well. For the six months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 15.52%, 15.39%, 15.14% and 15.21%, respectively. These returns outpaced the 15.02% return for the Standard & Poor's 500 Index and the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned 12.31% during the same period. For the 12 months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 34.72%, 34.32%, 33.73% and 33.51%, respectively. The S&P 500 index returned 32.49%, while the Goldman Sachs index returned 33.56%, over the same 12-month period.

Q. WHAT WERE THE MAIN FACTORS CONTRIBUTING TO THE FUND'S
STRONG PERFORMANCE?

A. Drug stocks posted solid gains during most of the period due to strong product pipelines, increased merger activity and robust domestic sales. During periods of market weakness, I took the opportunity to increase the fund's asset weightings in pharmaceuticals, biotechnology and medical equipment. My strategy of overweighting the fund's assets in these sectors relative to the Goldman Sachs index worked out well. While the fund was overweighted in pharmaceutical stocks relative to the benchmark indexes, total return received the biggest boost from a number of top holdings, such as Eli Lilly, Warner-Lambert and Schering-Plough. Performance also was helped by the fund's underweighted position relative to the Goldman Sachs benchmark in HMOs and hospitals, which continued to struggle during the period.

Q. WHAT WAS YOUR RATIONALE BEHIND THIS DECISION TO SIGNIFICANTLY
INCREASE THE FUND'S HOLDINGS IN PHARMACEUTICAL, BIOTECHNOLOGY AND
MEDICAL EQUIPMENT COMPANIES?

A. Similar to what I mentioned in the annual report six months ago, I did not foresee any major changes in the market's favorable growth outlook for these types of companies. As a result, I continued to take a positive long-term view on these sectors. The major factors for the bullish outlook were an aging population with increasing demand for health care products and an increasing supply of innovative, effective and safe new drugs. Most importantly, however, these companies produced strong corporate earnings combined with a favorable business outlook.

Q. YOU MENTIONED ELI LILLY, WARNER-LAMBERT AND SCHERING-PLOUGH AS
MAJOR CONTRIBUTORS TO THE FUND'S PERFORMANCE. WHAT WERE THE STORIES
HERE?

A. These stocks performed very well. But first, I would like to talk about a stock you didn't mention - Amgen. While it was not as large of a holding as the others you asked about, it provided a significant boost to total return. I liked Amgen because it has some very successful products and, at one point, it traded at a significant discount to other health care companies. The stock soared after an arbitration panel gave the company all rights to a new version of Epogen, a popular anemia drug. Concerning the other stocks you mentioned, Eli Lilly 's stock rallied as the company kept generic drug companies at bay by developing a new version of its blockbuster anti-depressant drug, Prozac. Warner-Lambert shares appreciated as the company reported increased earnings driven by the continued success of its cholesterol treatment, Lipitor. Schering-Plough's stock continued to benefit from strong sales of its major product - Claritin - and upward earnings estimates.

Q. WHAT STOCKS HURT TOTAL RETURN?

A. Monsanto, a diversified chemicals company, hurt fund performance when its proposed merger with American Home Products fell apart. While the fund was underweighted in HMOs and health care service providers, such as Medpartners and Foundation Health Systems, this sector continued to detract from the fund's total return as investors remained uncertain about the group's profitability outlook and rising medical costs. The fund no longer held positions in Monsanto or Medpartners at the end of the period.

Q. WHAT'S YOUR OUTLOOK, BESO?

A. I still see a strong business cycle ahead for pharmaceutical companies, especially those drug companies with dominant market presence and a strong pipeline of profitable products. I will continue to focus on the pharmaceutical companies because I believe they have the best prospects for long-term sustainable market growth. As of the end of the period, I also liked some of the companies that stand to benefit from the strong pharmaceutical sector. For example, medical research and development companies could benefit from the robust R&D cycle and from the growing popularity of outsourcing drug research and development.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$426 million

MANAGER: Beso Sikharulidze, since 1997;
joined Fidelity in 1992

ADVISOR HEALTH CARE FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                              % OF FUND'S INVESTMENTS

Lilly (Eli) & Co.              10.6

Merck & Co., Inc.              8.8

Warner-Lambert Co.             6.8

Schering-Plough Corp.          6.2

Bristol-Myers Squibb Co.       5.6

Medtronic, Inc.                5.1

Johnson & Johnson              4.5

Pfizer, Inc.                   4.3

Amgen, Inc.                    4.3

Baxter International, Inc.     3.8

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Drugs & Pharmaceuticals 60.4%
Medical Equipment & Supplies 24.5%
Medical Facilities Management 3.9%
Drug Stores 1.5%
Electronic Instruments 1.3%
All Others 8.4%*

Row: 1, Col: 1, Value: 60.4
Row: 1, Col: 2, Value: 24.5
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 1.3
Row: 1, Col: 6, Value: 18.4

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR HEALTH CARE FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.5%

                                 SHARES                      VALUE (NOTE 1)

AGRICULTURE - 0.4%

Pioneer Hi-Bred                   53,800                     $ 1,523,213
International, Inc.

COMPUTER SERVICES & SOFTWARE
- 0.8%

IMS Health, Inc.                  82,200                      3,010,575

Medical Manager Corp. (a)         12,000                      417,000

                                                              3,427,575

DRUG STORES - 1.5%

CVS Corp.                         14,300                      782,925

Walgreen Co.                      86,600                      5,412,500

                                                              6,195,425

DRUGS & PHARMACEUTICALS - 60.4%

Allergan, Inc.                    15,200                      1,168,500

ALZA Corp. Class A. (a)           6,600                       333,713

American Home Products Corp.      170,500                     10,006,219

Amgen, Inc. (a)                   137,300                     17,548,656

Andrx Corp. (a)                   49,800                      2,819,925

Biogen, Inc. (a)                  30,100                      2,957,325

Biomatrix, Inc. (a)               57,800                      3,489,675

Bristol-Myers Squibb Co.          178,800                     22,919,925

Chiron Corp. (a)                  23,600                      536,900

Elan Corp. PLC ADR (a)            33,400                      2,254,500

Forest Laboratories, Inc. (a)     34,000                      1,570,375

Genentech, Inc. (special) (a)     10,200                      830,025

Genzyme Corp.:

(General Division)                49,100                      2,675,950

(Molecular Oncology) (a)          2,074                       5,574

Glaxo Wellcome PLC sponsored      57,600                      3,909,600
ADR

Immunex Corp. (a)                 10,000                      1,561,250

Lilly (Eli) & Co.                 465,300                     43,592,792

MacroChem Corp. (a)               105,200                     789,000

Medimmune, Inc. (a)               29,200                      1,445,400

Merck & Co., Inc.                 246,400                     36,159,200

Novartis AG (Reg.)                1,775                       3,331,731

PAREXEL International Corp.       20,900                      543,400
(a)

Pfizer, Inc.                      136,600                     17,570,175

Pharmacia & Upjohn, Inc.          29,100                      1,673,250

QLT PhotoTherapeutics, Inc.       8,900                       357,484
(a)

Quintiles Transnational Corp.     37,100                      1,919,925
(a)

Rhone-Poulenc SA sponsored        40,000                      2,067,500
ADR  Class A

Roche Holding AG                  194                         2,535,025
participation certificates

Schering-Plough Corp.             463,700                     25,271,650

Sepracor, Inc. (a)                8,300                       952,425

Shire Pharmaceuticals Group       83,050                      1,754,431
PLC sponsored ADR (a)

SmithKline Beecham PLC ADR        10,100                      684,906

Takeda Chemical Industries        15,000                      534,702
Ltd.

Warner-Lambert Co.                387,900                     28,001,531



                                 SHARES                      VALUE (NOTE 1)

Watson Pharmaceuticals, Inc.      28,900                     $ 1,578,663
(a)

Zonagen, Inc. (a)                 73,500                      2,002,875

                                                              247,354,177

ELECTRONIC INSTRUMENTS - 1.3%

Perkin-Elmer Corp.                12,500                      1,188,281

Waters Corp. (a)                  46,700                      4,249,700

                                                              5,437,981

INSURANCE - 0.7%

Aetna, Inc.                       100                         9,013

CIGNA Corp.                       20,300                      1,672,213

Healthcare Recoveries, Inc.       78,200                      1,251,200
(a)

                                                              2,932,426

MEDICAL EQUIPMENT & SUPPLIES
- 24.5%

Abbott Laboratories               170,000                     7,894,375

Allegiance Corp.                  41,400                      1,868,175

AmeriSource Health Corp.          21,000                      1,627,500
Class A (a)

Ballard Medical Products          31,100                      752,231

Bard (C.R.), Inc.                 100                         5,063

Bausch & Lomb, Inc.               44,500                      2,731,188

Baxter International, Inc.        221,600                     15,719,750

Becton, Dickinson & Co.           150,400                     5,376,800

Bergen Brunswig Corp. Class A     71,000                      1,988,000

Biomet, Inc.                      24,900                      911,963

Boston Scientific Corp. (a)       35,500                      867,531

Cardinal Health, Inc.             97,535                      7,211,494

Guidant Corp.                     149,600                     8,817,050

Johnson & Johnson                 216,200                     18,377,000

Mallinckrodt, Inc.                700                         24,456

Medtronic, Inc.                   261,314                     20,823,459

Omnicare, Inc.                    1,000                       30,625

Sybron International, Inc. (a)    36,100                      974,700

VISX, Inc. (a)                    33,500                      2,043,500

Wesley Jessen Visioncare,         99,700                      2,143,550
Inc. (a)

                                                              100,188,410

MEDICAL FACILITIES MANAGEMENT
- 3.9%

Concentra Managed Care, Inc.      37,900                      435,850
(a)

Foundation Health Systems,        105,100                     965,606
Inc.  Class A (a)

Health Management Associates,     163,100                     2,048,944
Inc. Class A (a)

Lincare Holdings, Inc. (a)        91,300                      3,195,500

Orthodontic Centers of            106,000                     2,027,250
America, Inc. (a)

PacifiCare Health Systems,        1,000                       70,750
Inc.  Class B (a)

Total Renal Care Holdings,        68,600                      1,599,238
Inc. (a)

United HealthCare Corp.           40,300                      1,803,425

Universal Health Services,        35,000                      1,566,250
Inc. Class B (a)

Wellpoint Health Networks,        29,800                      2,229,413
Inc. (a)

                                                              15,942,226

REAL ESTATE INVESTMENT TRUSTS
- 0.8%

Meditrust Corp. unit              200,000                     3,137,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SERVICES - 0.2%

Veterinary Centers of             50,700                     $ 925,275
America, Inc.

TOTAL COMMON STOCKS                                          387,064,208
(Cost $311,741,552)

CASH EQUIVALENTS - 5.5%



Taxable Central Cash Fund (b)     22,743,081                  22,743,081
(Cost $22,743,081)

TOTAL INVESTMENT IN                                         $ 409,807,289
SECURITIES - 100%
(Cost $334,484,633)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $334,484,746. Net unrealized appreciation aggregated $75,322,543, of which $80,014,763 related to appreciated investment securities and $4,692,220 related to depreciated investment securities.

ADVISOR HEALTH CARE FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 409,807,289
value  (cost $334,484,633) -
 See accompanying schedule

Receivable for investments                    13,268,648
sold

Receivable for fund shares                    5,587,992
sold

Dividends receivable                          132,836

Interest receivable                           156,010

Other receivables                             583

 TOTAL ASSETS                                 428,953,358

LIABILITIES

Payable for investments         $ 1,478,095
purchased

Payable for fund shares          621,994
redeemed

Accrued management fee           187,054

Distribution fees payable        211,380

Other payables and accrued       141,487
expenses

 TOTAL LIABILITIES                            2,640,010

NET ASSETS                                   $ 426,313,348

Net Assets consist of:

Paid in capital                              $ 346,836,694

Accumulated net investment                    (525,341)
loss

Accumulated undistributed net                 4,679,168
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   75,322,827
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 426,313,348

CALCULATION OF MAXIMUM                        $18.80
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($39,622,635 (divided
by)    2,107,411 shares)

 Maximum offering price per                   $19.95
share   (100/94.25 of $18.80)

 CLASS T:  NET ASSET VALUE                    $18.70
and redemption    price per
share ($192,056,973 (divided
by)   10,268,786 shares)

 Maximum offering price per                   $19.38
share   (100/96.50 of $18.70)

 CLASS B:  NET ASSET VALUE                    $18.51
and offering price    per
share ($126,961,758 (divided
by)    6,859,998 shares) A

 CLASS C:  NET ASSET VALUE                    $18.52
and offering price    per
share ($49,703,373 (divided
by)    2,684,309 shares) A

 INSTITUTIONAL CLASS:  NET                    $18.85
ASSET VALUE, offering price
  and redemption price per
share    ($17,968,609
(divided by) 953,387 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
            SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,081,895
Dividends

Interest                                       746,694

 TOTAL INCOME                                  1,828,589

EXPENSES

Management fee                   $ 853,642

Transfer agent fees               391,543

Distribution fees                 935,765

Accounting fees and expenses      82,795

Non-interested trustees'          488
compensation

Custodian fees and expenses       7,250

Registration fees                 97,098

Audit                             14,562

Legal                             2,786

Miscellaneous                     775

 Total expenses before            2,386,704
reductions

 Expense reductions               (32,774)     2,353,930

NET INVESTMENT INCOME (LOSS)                   (525,341)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            4,988,464

 Foreign currency transactions    (4,479)      4,983,985

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            45,733,180

 Assets and liabilities in        218          45,733,398
foreign currencies

NET GAIN (LOSS)                                50,717,383

NET INCREASE (DECREASE) IN                    $ 50,192,042
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (525,341)                   $ (517,467)
income (loss)

 Net realized gain (loss)       4,983,985                     10,419,090

 Change in net unrealized       45,733,398                    19,983,044
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     50,192,042                    29,884,667
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (5,527,545)                   (5,317,653)
from net realized gains

Share transactions - net        149,332,552                   138,185,326
increase (decrease)

Redemption fees                 110,164                       63,702

  TOTAL INCREASE (DECREASE)     194,107,213                   162,816,042
IN NET ASSETS

NET ASSETS

 Beginning of period            232,206,135                   69,390,093

 End of period (including      $ 426,313,348                 $ 232,206,135
accumulated net investment
loss of $525,341 and $0,
respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.70                       $ 14.10               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.03)                 (.02)
D

 Net realized and unrealized      2.48                          3.50                  4.12
gain (loss)

 Total from investment            2.48                          3.47                  4.10
operations

Less Distributions

 From net realized gain           (.39)                         (.88)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.80                       $ 16.70               $ 14.10

TOTAL RETURN B, C                 15.52%                        26.47%                41.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 39,623                      $ 20,902              $ 5,488
(000 omitted)

Ratio of expenses to average      1.29% A                       1.38%                 1.75% A, F
net assets

Ratio of expenses to average      1.26% A, G                    1.36% G               1.74% A, G
net assets after expense
reductions

Ratio of net investment           .00% A                        (.18)%                (.18)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.61                       $ 14.05               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)                         (.05)                 (.04)
D

 Net realized and unrealized      2.47                          3.47                  4.09
gain (loss)

 Total from investment            2.45                          3.42                  4.05
operations

Less Distributions

 From net realized gain           (.37)                         (.87)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.70                       $ 16.61               $ 14.05

TOTAL RETURN B, C                 15.39%                        26.17%                40.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 192,057                     $ 124,652             $ 50,868
(000 omitted)

Ratio of expenses to average      1.50% A                       1.54%                 1.97% A
net assets

Ratio of expenses to average      1.48% A, F                    1.52% F               1.96% A, F
net assets after expense
reductions

Ratio of net investment           (.20)% A                      (.31)%                (.39)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.47                       $ 14.01               $ 11.88
period

Income from Investment
Operations

 Net investment income (loss)     (.06)                         (.14)                 (.05)
D

 Net realized and unrealized      2.45                          3.45                  2.18
gain (loss)

 Total from investment            2.39                          3.31                  2.13
operations

Less Distributions

 From net realized gain           (.36)                         (.86)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.51                       $ 16.47               $ 14.01

TOTAL RETURN B, C                 15.14%                        25.40%                17.93%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 126,962                     $ 57,074              $ 6,159
(000 omitted)

Ratio of expenses to average      2.04% A                       2.13%                 2.50% A, F
net assets

Ratio of expenses to average      2.02% A, G                    2.12% G               2.49% A, G
net assets after expense
reductions

Ratio of net investment           (.75)% A                      (.95)%                (.99)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 16.49                       $ 13.85
period

Income from Investment
Operations

 Net investment income (loss)     (.06)                         (.12)
D

 Net realized and unrealized      2.46                          3.39
gain (loss)

 Total from investment            2.40                          3.27
operations

Less Distributions

 From net realized gain           (.38)                         (.63)

Redemption fees added to paid     .01                           -
in capital

Net asset value, end of period   $ 18.52                       $ 16.49

TOTAL RETURN B, C                 15.21%                        24.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 49,703                      $ 19,154
(000 omitted)

Ratio of expenses to average      2.01% A                       2.18% A
net assets

Ratio of expenses to average      1.99% A, F                    2.17% A, F
net assets after expense
reductions

Ratio of net investment           (.73)% A                      (1.06)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.73                       $ 14.12               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .03                           .03                   .01

 Net realized and unrealized      2.49                          3.47                  4.11
gain (loss)

 Total from investment            2.52                          3.50                  4.12
operations

Less Distributions

 From net realized gain           (.41)                         (.90)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.85                       $ 16.73               $ 14.12

TOTAL RETURN B, C                 15.77%                        26.70%                41.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,969                      $ 10,424              $ 6,875
(000 omitted)

Ratio of expenses to average      .95% A                        1.07%                 1.50% A, F
net assets

Ratio of expenses to average      .92% A, G                     1.04% G               1.49% A, G
net assets after expense
reductions

Ratio of net investment           .35% A                        .17%                  .08% A
income to average net assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Health Care Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $274,359,633 and $160,940,457, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 32,028     $ 25

CLASS T    359,010      514

CLASS B    400,016      300,139

CLASS C    144,711      141,019

          $ 935,765    $ 441,697

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 196,131    $ 95,082

CLASS T     286,471      110,645

CLASS B     93,501       93,501*

CLASS C     11,433       11,433*

           $ 587,536    $ 310,661

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 37,711   .30 *

CLASS T                 188,906   .27 *

CLASS B                 115,486   .29 *

CLASS C                 36,862    .26 *

INSTITUTIONAL CLASS     12,578    .21 *

                       $ 391,543

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $25,114 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $29,599 under this arrangement.

In addition, the fund has entered into an arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $3,175 under the custodian arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED  YEAR ENDED
                        JANUARY 31,       JULY 31,
                        1999              1998 A

FROM NET REALIZED GAIN

Class A                 $ 506,247         $ 420,044

Class T                  2,852,064         3,806,901

Class B                  1,389,676         709,849

Class C                  513,007           21,184

Institutional Class      266,551           359,675

Total                   $ 5,527,545       $ 5,317,653

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              1,040,918                     953,100             $ 17,732,865

Reinvestment of distributions    30,314                        29,113               451,369

Shares redeemed                  (215,775)                     (119,595)            (3,496,978)

Net increase (decrease)          855,457                       862,618             $ 14,687,256

CLASS T Shares sold              4,081,837                     5,008,211           $ 68,552,574

Reinvestment of distributions    182,633                       273,667              2,706,626

Shares redeemed                  (1,500,445)                   (1,398,051)          (24,696,562)

Net increase (decrease)          2,764,025                     3,883,827           $ 46,562,638

CLASS B Shares sold              3,775,451                     3,319,731           $ 63,149,612

Reinvestment of distributions    81,571                        49,154               1,199,095

Shares redeemed                  (462,515)                     (343,006)            (7,616,968)

Net increase (decrease)          3,394,507                     3,025,879           $ 56,731,739

CLASS C Shares sold              1,742,934                     1,191,803           $ 29,396,259

Reinvestment of distributions    26,622                        1,455                391,340

Shares redeemed                  (246,504)                     (32,001)             (4,125,534)

Net increase (decrease)          1,523,052                     1,161,257           $ 25,662,065

INSTITUTIONAL CLASS Shares       506,706                       342,040             $ 8,616,583
sold

Reinvestment of distributions    16,382                        27,158               244,258

Shares redeemed                  (192,588)                     (233,192)            (3,171,987)

Net increase (decrease)          330,500                       136,006             $ 5,688,854



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 14,712,053

Reinvestment of distributions    382,670

Shares redeemed                  (1,797,313)

Net increase (decrease)         $ 13,297,410

CLASS T Shares sold             $ 75,539,497

Reinvestment of distributions    3,586,347

Shares redeemed                  (21,017,135)

Net increase (decrease)         $ 58,108,709

CLASS B Shares sold             $ 50,883,606

Reinvestment of distributions    640,560

Shares redeemed                  (5,148,858)

Net increase (decrease)         $ 46,375,308

CLASS C Shares sold             $ 18,640,101

Reinvestment of distributions    18,904

Shares redeemed                  (510,296)

Net increase (decrease)         $ 18,148,709

INSTITUTIONAL CLASS Shares      $ 5,185,579
sold

Reinvestment of distributions    357,509

Shares redeemed                  (3,287,898)

Net increase (decrease)         $ 2,255,190


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.








8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.



ADVISOR NATURAL RESOURCES FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED  JANUARY 31,   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL A  -14.22%        -19.53%      19.93%        165.62%

FIDELITY ADV NATURAL - CL A  -19.16%        -24.16%      13.03%        150.35%
(INCL. 5.75% SALES CHARGE)

S&P 500                      15.02%         32.49%       196.12%       462.78%

GS Natural Resources         -9.92%         -14.94%      n/a           n/a


CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold & precious metals mining along with other mineral mining, energy companies providing oil & gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JANUARY 31,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL A  -19.53%      3.70%         10.26%

FIDELITY ADV NATURAL - CL A  -24.16%      2.48%         9.61%
(INCL. 5.75% SALES CHARGE)

S&P 500                      32.49%       24.25%        18.86%

GS Natural Resources         -14.94%      n/a           n/a

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL A   S&P 500
             00247                       SP001
  1989/01/31       9425.00                    10000.00
  1989/02/28       9285.67                     9751.00
  1989/03/31       9465.98                     9978.20
  1989/04/30       9761.02                    10496.07
  1989/05/31       9990.50                    10921.16
  1989/06/30       9957.72                    10858.91
  1989/07/31      10678.93                    11839.47
  1989/08/31      10998.57                    12071.52
  1989/09/30      10703.52                    12022.03
  1989/10/31      10326.52                    11743.12
  1989/11/30      10785.48                    11982.68
  1989/12/31      11609.86                    12270.26
  1990/01/31      10877.54                    11446.92
  1990/02/28      11386.59                    11594.59
  1990/03/31      11600.93                    11901.85
  1990/04/30      10993.64                    11604.30
  1990/05/31      12109.97                    12735.72
  1990/06/30      11958.15                    12649.12
  1990/07/31      12547.58                    12608.64
  1990/08/31      12217.14                    11468.82
  1990/09/30      11833.12                    10910.29
  1990/10/31      10984.71                    10863.37
  1990/11/30      11163.32                    11565.15
  1990/12/31      10996.62                    11887.81
  1991/01/31      11359.46                    12406.12
  1991/02/28      12996.86                    13293.16
  1991/03/31      12689.84                    13614.86
  1991/04/30      12754.97                    13647.53
  1991/05/31      13368.99                    14237.10
  1991/06/30      12596.81                    13585.05
  1991/07/31      13015.46                    14218.11
  1991/08/31      13350.38                    14555.08
  1991/09/30      12829.39                    14312.01
  1991/10/31      13127.10                    14503.79
  1991/11/30      12066.51                    13919.29
  1991/12/31      12587.70                    15511.65
  1992/01/31      13369.42                    15223.14
  1992/02/29      13670.08                    15421.04
  1992/03/31      13329.33                    15120.33
  1992/04/30      13820.41                    15564.86
  1992/05/31      14191.23                    15641.13
  1992/06/30      13730.21                    15408.08
  1992/07/31      14281.43                    16038.27
  1992/08/31      14070.96                    15709.48
  1992/09/30      14211.27                    15894.86
  1992/10/31      13910.61                    15950.49
  1992/11/30      14091.01                    16494.40
  1992/12/31      14266.25                    16697.28
  1993/01/31      14723.57                    16837.54
  1993/02/28      15136.28                    17066.53
  1993/03/31      16140.16                    17426.63
  1993/04/30      17010.19                    17004.91
  1993/05/31      17846.75                    17460.64
  1993/06/30      18092.14                    17511.28
  1993/07/31      17846.75                    17441.23
  1993/08/31      18872.94                    18102.25
  1993/09/30      18772.55                    17962.87
  1993/10/31      19620.27                    18334.70
  1993/11/30      18884.09                    18160.52
  1993/12/31      19678.71                    18380.26
  1994/01/31      20875.23                    19005.19
  1994/02/28      20224.70                    18490.15
  1994/03/31      18981.71                    17683.98
  1994/04/30      19295.36                    17910.33
  1994/05/31      19550.93                    18204.06
  1994/06/30      19202.42                    17758.06
  1994/07/31      19852.96                    18340.53
  1994/08/31      20817.15                    19092.49
  1994/09/30      20712.60                    18624.72
  1994/10/31      20398.95                    19043.78
  1994/11/30      19063.02                    18350.20
  1994/12/31      19230.17                    18622.34
  1995/01/31      18852.42                    19105.22
  1995/02/28      19407.25                    19849.75
  1995/03/31      20493.30                    20435.51
  1995/04/30      21331.45                    21037.34
  1995/05/31      21626.57                    21878.20
  1995/06/30      22240.42                    22386.43
  1995/07/31      23173.01                    23128.76
  1995/08/31      23527.16                    23186.82
  1995/09/30      23727.84                    24165.30
  1995/10/31      22724.42                    24079.03
  1995/11/30      23881.30                    25136.10
  1995/12/31      24744.33                    25620.22
  1996/01/31      25684.76                    26492.33
  1996/02/29      26319.86                    26737.92
  1996/03/31      27125.94                    26995.40
  1996/04/30      28701.47                    27393.32
  1996/05/31      29238.86                    28099.79
  1996/06/30      29055.65                    28206.85
  1996/07/31      27480.13                    26960.67
  1996/08/31      28713.68                    27529.27
  1996/09/30      29935.02                    29078.62
  1996/10/31      30667.82                    29880.61
  1996/11/30      32206.71                    32139.28
  1996/12/31      32259.55                    31502.60
  1997/01/31      32782.18                    33470.89
  1997/02/28      30613.25                    33733.30
  1997/03/31      29816.23                    32347.20
  1997/04/30      29672.51                    34278.32
  1997/05/31      32377.14                    36365.19
  1997/06/30      32272.61                    37994.35
  1997/07/31      34180.22                    41017.56
  1997/08/31      34376.21                    38719.76
  1997/09/30      36844.78                    40840.44
  1997/10/31      34575.62                    39476.37
  1997/11/30      31695.53                    41303.73
  1997/12/31      31990.77                    42012.91
  1998/01/31      31112.41                    42477.58
  1998/02/28      32221.91                    45541.06
  1998/03/31      33624.21                    47873.22
  1998/04/30      34903.22                    48354.82
  1998/05/31      33115.68                    47523.60
  1998/06/30      31744.21                    49454.01
  1998/07/31      29186.18                    48927.32
  1998/08/31      23438.32                    41853.41
  1998/09/30      28099.84                    44534.54
  1998/10/31      28245.02                    48156.98
  1998/11/30      27148.13                    51075.78
  1998/12/31      26809.38                    54018.76
  1999/01/29      25034.99                    56277.83
IMATRL PRASUN   SHR__CHT 19990131 19990226 143653 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class A on January 31, 1989, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $25,035 - a 150.35% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $56,278 - a 462.78% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR NATURAL RESOURCES FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV NATURAL - CL T      -14.30%        -19.64%      19.93%        165.63%

FIDELITY ADV NATURAL - CL T      -17.30%        -22.46%      15.73%        156.33%
(INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       196.12%       462.78%

GS Natural Resources             -9.92%         -14.94%      n/a           n/a


CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold & precious metals mining along with other mineral mining, energy companies providing oil & gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JANUARY 31,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL T  -19.64%      3.70%         10.26%

FIDELITY ADV NATURAL - CL T  -22.46%      2.97%         9.87%
(INCL. 3.50% SALES CHARGE)

S&P 500                      32.49%       24.25%        18.86%

GS Natural Resources         -14.94%      n/a           n/a

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL T   S&P 500
             00166                       SP001
  1989/01/31       9650.00                    10000.00
  1989/02/28       9507.35                     9751.00
  1989/03/31       9691.96                     9978.20
  1989/04/30       9994.04                    10496.07
  1989/05/31      10229.00                    10921.16
  1989/06/30      10195.43                    10858.91
  1989/07/31      10933.87                    11839.47
  1989/08/31      11261.13                    12071.52
  1989/09/30      10959.04                    12022.03
  1989/10/31      10573.04                    11743.12
  1989/11/30      11042.96                    11982.68
  1989/12/31      11887.02                    12270.26
  1990/01/31      11137.22                    11446.92
  1990/02/28      11658.42                    11594.59
  1990/03/31      11877.87                    11901.85
  1990/04/30      11256.09                    11604.30
  1990/05/31      12399.07                    12735.72
  1990/06/30      12243.63                    12649.12
  1990/07/31      12847.12                    12608.64
  1990/08/31      12508.80                    11468.82
  1990/09/30      12115.61                    10910.29
  1990/10/31      11246.95                    10863.37
  1990/11/30      11429.82                    11565.15
  1990/12/31      11259.14                    11887.81
  1991/01/31      11630.64                    12406.12
  1991/02/28      13307.12                    13293.16
  1991/03/31      12992.78                    13614.86
  1991/04/30      13059.46                    13647.53
  1991/05/31      13688.14                    14237.10
  1991/06/30      12897.53                    13585.05
  1991/07/31      13326.18                    14218.11
  1991/08/31      13669.09                    14555.08
  1991/09/30      13135.67                    14312.01
  1991/10/31      13440.48                    14503.79
  1991/11/30      12354.57                    13919.29
  1991/12/31      12888.20                    15511.65
  1992/01/31      13688.58                    15223.14
  1992/02/29      13996.42                    15421.04
  1992/03/31      13647.54                    15120.33
  1992/04/30      14150.34                    15564.86
  1992/05/31      14530.01                    15641.13
  1992/06/30      14057.99                    15408.08
  1992/07/31      14622.36                    16038.27
  1992/08/31      14406.88                    15709.48
  1992/09/30      14550.53                    15894.86
  1992/10/31      14242.70                    15950.49
  1992/11/30      14427.40                    16494.40
  1992/12/31      14606.82                    16697.28
  1993/01/31      15075.06                    16837.54
  1993/02/28      15497.62                    17066.53
  1993/03/31      16525.46                    17426.63
  1993/04/30      17416.26                    17004.91
  1993/05/31      18272.80                    17460.64
  1993/06/30      18524.05                    17511.28
  1993/07/31      18272.80                    17441.23
  1993/08/31      19323.49                    18102.25
  1993/09/30      19220.70                    17962.87
  1993/10/31      20088.66                    18334.70
  1993/11/30      19334.91                    18160.52
  1993/12/31      20148.49                    18380.26
  1994/01/31      21373.58                    19005.19
  1994/02/28      20707.51                    18490.15
  1994/03/31      19434.85                    17683.98
  1994/04/30      19755.99                    17910.33
  1994/05/31      20017.66                    18204.06
  1994/06/30      19660.84                    17758.06
  1994/07/31      20326.90                    18340.53
  1994/08/31      21314.11                    19092.49
  1994/09/30      21207.06                    18624.72
  1994/10/31      20885.92                    19043.78
  1994/11/30      19518.11                    18350.20
  1994/12/31      19689.25                    18622.34
  1995/01/31      19302.48                    19105.22
  1995/02/28      19870.55                    19849.75
  1995/03/31      20982.53                    20435.51
  1995/04/30      21840.68                    21037.34
  1995/05/31      22142.85                    21878.20
  1995/06/30      22771.36                    22386.43
  1995/07/31      23726.21                    23128.76
  1995/08/31      24088.81                    23186.82
  1995/09/30      24294.29                    24165.30
  1995/10/31      23266.92                    24079.03
  1995/11/30      24451.41                    25136.10
  1995/12/31      25335.04                    25620.22
  1996/01/31      26297.92                    26492.33
  1996/02/29      26948.18                    26737.92
  1996/03/31      27773.51                    26995.40
  1996/04/30      29386.65                    27393.32
  1996/05/31      29936.87                    28099.79
  1996/06/30      29749.29                    28206.85
  1996/07/31      28136.15                    26960.67
  1996/08/31      29399.15                    27529.27
  1996/09/30      30662.15                    29078.62
  1996/10/31      31412.45                    29880.61
  1996/11/30      33000.58                    32139.28
  1996/12/31      33066.74                    31502.60
  1997/01/31      33599.21                    33470.89
  1997/02/28      31389.44                    33733.30
  1997/03/31      30564.10                    32347.20
  1997/04/30      30444.30                    34278.32
  1997/05/31      33213.17                    36365.19
  1997/06/30      33106.67                    37994.35
  1997/07/31      35063.52                    41017.56
  1997/08/31      35276.51                    38719.76
  1997/09/30      37803.42                    40840.44
  1997/10/31      35480.47                    39476.37
  1997/11/30      32506.50                    41303.73
  1997/12/31      32806.70                    42012.91
  1998/01/31      31898.88                    42477.58
  1998/02/28      33041.48                    45541.06
  1998/03/31      34481.47                    47873.22
  1998/04/30      35780.59                    48354.82
  1998/05/31      33949.30                    47523.60
  1998/06/30      32540.61                    49454.01
  1998/07/31      29911.07                    48927.32
  1998/08/31      24025.90                    41853.41
  1998/09/30      28786.13                    44534.54
  1998/10/31      28933.16                    48156.98
  1998/11/30      27805.90                    51075.78
  1998/12/31      27462.82                    54018.76
  1999/01/29      25633.05                    56277.83
IMATRL PRASUN   SHR__CHT 19990131 19990226 143913 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class T on January 31, 1989, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $25,633 - a 156.33% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $56,278 - a 462.78% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR NATURAL RESOURCES FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year, past five years and 10 years total return figures are 5%, 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED  JANUARY 31,   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL B  -14.58%        -20.10%      17.35%        159.91%

FIDELITY ADV NATURAL - CL B  -18.68%        -23.94%      15.63%        159.91%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                      15.02%         32.49%       196.12%       462.78%

GS Natural Resources         -9.92%         -14.94%      n/a           n/a


CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold & precious metals mining along with other mineral mining, energy companies providing oil & gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JANUARY 31,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL B       -20.10%      3.25%         10.02%

FIDELITY ADV NATURAL - CL B       -23.94%      2.95%         10.02%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                           32.49%       24.25%        18.86%

GS Natural Resources              -14.94%      n/a           n/a

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL B   S&P 500
             00656                       SP001
  1989/01/31      10000.00                    10000.00
  1989/02/28       9852.17                     9751.00
  1989/03/31      10043.48                     9978.20
  1989/04/30      10356.52                    10496.07
  1989/05/31      10600.00                    10921.16
  1989/06/30      10565.22                    10858.91
  1989/07/31      11330.43                    11839.47
  1989/08/31      11669.57                    12071.52
  1989/09/30      11356.52                    12022.03
  1989/10/31      10956.52                    11743.12
  1989/11/30      11443.48                    11982.68
  1989/12/31      12318.15                    12270.26
  1990/01/31      11541.16                    11446.92
  1990/02/28      12081.26                    11594.59
  1990/03/31      12308.67                    11901.85
  1990/04/30      11664.34                    11604.30
  1990/05/31      12848.78                    12735.72
  1990/06/30      12687.69                    12649.12
  1990/07/31      13313.08                    12608.64
  1990/08/31      12962.48                    11468.82
  1990/09/30      12555.04                    10910.29
  1990/10/31      11654.87                    10863.37
  1990/11/30      11844.38                    11565.15
  1990/12/31      11667.50                    11887.81
  1991/01/31      12052.47                    12406.12
  1991/02/28      13789.77                    13293.16
  1991/03/31      13464.02                    13614.86
  1991/04/30      13533.12                    13647.53
  1991/05/31      14184.61                    14237.10
  1991/06/30      13365.31                    13585.05
  1991/07/31      13809.51                    14218.11
  1991/08/31      14164.86                    14555.08
  1991/09/30      13612.09                    14312.01
  1991/10/31      13927.96                    14503.79
  1991/11/30      12802.67                    13919.29
  1991/12/31      13355.65                    15511.65
  1992/01/31      14185.06                    15223.14
  1992/02/29      14504.07                    15421.04
  1992/03/31      14142.53                    15120.33
  1992/04/30      14663.57                    15564.86
  1992/05/31      15057.01                    15641.13
  1992/06/30      14567.87                    15408.08
  1992/07/31      15152.71                    16038.27
  1992/08/31      14929.41                    15709.48
  1992/09/30      15078.27                    15894.86
  1992/10/31      14759.27                    15950.49
  1992/11/30      14950.67                    16494.40
  1992/12/31      15136.60                    16697.28
  1993/01/31      15621.83                    16837.54
  1993/02/28      16059.71                    17066.53
  1993/03/31      17124.83                    17426.63
  1993/04/30      18047.94                    17004.91
  1993/05/31      18935.55                    17460.64
  1993/06/30      19195.91                    17511.28
  1993/07/31      18935.55                    17441.23
  1993/08/31      20024.34                    18102.25
  1993/09/30      19917.83                    17962.87
  1993/10/31      20817.27                    18334.70
  1993/11/30      20036.17                    18160.52
  1993/12/31      20879.27                    18380.26
  1994/01/31      22148.79                    19005.19
  1994/02/28      21458.56                    18490.15
  1994/03/31      20139.74                    17683.98
  1994/04/30      20472.53                    17910.33
  1994/05/31      20743.69                    18204.06
  1994/06/30      20373.93                    17758.06
  1994/07/31      21064.15                    18340.53
  1994/08/31      22087.16                    19092.49
  1994/09/30      21976.23                    18624.72
  1994/10/31      21643.44                    19043.78
  1994/11/30      20226.02                    18350.20
  1994/12/31      20403.37                    18622.34
  1995/01/31      20002.57                    19105.22
  1995/02/28      20591.24                    19849.75
  1995/03/31      21743.55                    20435.51
  1995/04/30      22632.83                    21037.34
  1995/05/31      22945.96                    21878.20
  1995/06/30      23597.27                    22386.43
  1995/07/31      24574.22                    23128.76
  1995/08/31      24949.98                    23186.82
  1995/09/30      25137.85                    24165.30
  1995/10/31      24085.74                    24079.03
  1995/11/30      25288.15                    25136.10
  1995/12/31      26164.98                    25620.22
  1996/01/31      27162.85                    26492.33
  1996/02/29      27810.82                    26737.92
  1996/03/31      28640.22                    26995.40
  1996/04/30      30273.10                    27393.32
  1996/05/31      30817.39                    28099.79
  1996/06/30      30597.08                    28206.85
  1996/07/31      28925.32                    26960.67
  1996/08/31      30195.34                    27529.27
  1996/09/30      31478.32                    29078.62
  1996/10/31      32242.92                    29880.61
  1996/11/30      33862.85                    32139.28
  1996/12/31      33918.41                    31502.60
  1997/01/31      34442.56                    33470.89
  1997/02/28      32166.62                    33733.30
  1997/03/31      31311.42                    32347.20
  1997/04/30      31159.69                    34278.32
  1997/05/31      33987.38                    36365.19
  1997/06/30      33863.23                    37994.35
  1997/07/31      35849.51                    41017.56
  1997/08/31      36042.62                    38719.76
  1997/09/30      38613.20                    40840.44
  1997/10/31      36223.80                    39476.37
  1997/11/30      33175.80                    41303.73
  1997/12/31      33470.25                    42012.91
  1998/01/31      32531.99                    42477.58
  1998/02/28      33680.56                    45541.06
  1998/03/31      35136.49                    47873.22
  1998/04/30      36446.83                    48354.82
  1998/05/31      34570.29                    47523.60
  1998/06/30      33114.36                    49454.01
  1998/07/31      30428.97                    48927.32
  1998/08/31      24411.12                    41853.41
  1998/09/30      29259.31                    44534.54
  1998/10/31      29394.07                    48156.98
  1998/11/30      28231.78                    51075.78
  1998/12/31      27861.20                    54018.76
  1999/01/29      25991.43                    56277.83
IMATRL PRASUN   SHR__CHT 19990131 19990208 101411 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class B on January 31, 1989. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $25,991 - a 159.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $56,278 - a 462.78% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR NATURAL RESOURCES FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five year and past 10 year total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year, five year and 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED  JANUARY 31,   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEAR  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL C  -14.53%        -20.33%      17.01%       159.16%

FIDELITY ADV NATURAL - CL C  -15.35%        -21.09%      17.01%       159.16%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                      15.02%         32.49%       196.12%      462.78%

GS Natural Resources         -9.92%         -14.94%      n/a          n/a


CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold & precious metals mining along with other mineral mining, energy companies providing oil & gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  JANUARY 31,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV NATURAL - CL C  -20.33%      3.19%         9.99%

FIDELITY ADV NATURAL - CL C  -21.09%      3.19%         9.99%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                      32.49%       24.25%        18.86%

GS Natural Resources         -14.94%      n/a           n/a

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA NATURAL RESOURCES-CL C   S&P 500
             00528                       SP001
  1989/01/31      10000.00                    10000.00
  1989/02/28       9852.17                     9751.00
  1989/03/31      10043.48                     9978.20
  1989/04/30      10356.52                    10496.07
  1989/05/31      10600.00                    10921.16
  1989/06/30      10565.22                    10858.91
  1989/07/31      11330.43                    11839.47
  1989/08/31      11669.57                    12071.52
  1989/09/30      11356.52                    12022.03
  1989/10/31      10956.52                    11743.12
  1989/11/30      11443.48                    11982.68
  1989/12/31      12318.15                    12270.26
  1990/01/31      11541.16                    11446.92
  1990/02/28      12081.26                    11594.59
  1990/03/31      12308.67                    11901.85
  1990/04/30      11664.34                    11604.30
  1990/05/31      12848.78                    12735.72
  1990/06/30      12687.69                    12649.12
  1990/07/31      13313.08                    12608.64
  1990/08/31      12962.48                    11468.82
  1990/09/30      12555.04                    10910.29
  1990/10/31      11654.87                    10863.37
  1990/11/30      11844.38                    11565.15
  1990/12/31      11667.50                    11887.81
  1991/01/31      12052.47                    12406.12
  1991/02/28      13789.77                    13293.16
  1991/03/31      13464.02                    13614.86
  1991/04/30      13533.12                    13647.53
  1991/05/31      14184.61                    14237.10
  1991/06/30      13365.31                    13585.05
  1991/07/31      13809.51                    14218.11
  1991/08/31      14164.86                    14555.08
  1991/09/30      13612.09                    14312.01
  1991/10/31      13927.96                    14503.79
  1991/11/30      12802.67                    13919.29
  1991/12/31      13355.65                    15511.65
  1992/01/31      14185.06                    15223.14
  1992/02/29      14504.07                    15421.04
  1992/03/31      14142.53                    15120.33
  1992/04/30      14663.57                    15564.86
  1992/05/31      15057.01                    15641.13
  1992/06/30      14567.87                    15408.08
  1992/07/31      15152.71                    16038.27
  1992/08/31      14929.41                    15709.48
  1992/09/30      15078.27                    15894.86
  1992/10/31      14759.27                    15950.49
  1992/11/30      14950.67                    16494.40
  1992/12/31      15136.60                    16697.28
  1993/01/31      15621.83                    16837.54
  1993/02/28      16059.71                    17066.53
  1993/03/31      17124.83                    17426.63
  1993/04/30      18047.94                    17004.91
  1993/05/31      18935.55                    17460.64
  1993/06/30      19195.91                    17511.28
  1993/07/31      18935.55                    17441.23
  1993/08/31      20024.34                    18102.25
  1993/09/30      19917.83                    17962.87
  1993/10/31      20817.27                    18334.70
  1993/11/30      20036.17                    18160.52
  1993/12/31      20879.27                    18380.26
  1994/01/31      22148.79                    19005.19
  1994/02/28      21458.56                    18490.15
  1994/03/31      20139.74                    17683.98
  1994/04/30      20472.53                    17910.33
  1994/05/31      20743.69                    18204.06
  1994/06/30      20373.93                    17758.06
  1994/07/31      21064.15                    18340.53
  1994/08/31      22087.16                    19092.49
  1994/09/30      21976.23                    18624.72
  1994/10/31      21643.44                    19043.78
  1994/11/30      20226.02                    18350.20
  1994/12/31      20403.37                    18622.34
  1995/01/31      20002.57                    19105.22
  1995/02/28      20591.24                    19849.75
  1995/03/31      21743.55                    20435.51
  1995/04/30      22632.83                    21037.34
  1995/05/31      22945.96                    21878.20
  1995/06/30      23597.27                    22386.43
  1995/07/31      24574.22                    23128.76
  1995/08/31      24949.98                    23186.82
  1995/09/30      25137.85                    24165.30
  1995/10/31      24085.74                    24079.03
  1995/11/30      25288.15                    25136.10
  1995/12/31      26164.98                    25620.22
  1996/01/31      27162.85                    26492.33
  1996/02/29      27810.82                    26737.92
  1996/03/31      28640.22                    26995.40
  1996/04/30      30273.10                    27393.32
  1996/05/31      30817.39                    28099.79
  1996/06/30      30597.08                    28206.85
  1996/07/31      28925.32                    26960.67
  1996/08/31      30195.34                    27529.27
  1996/09/30      31478.32                    29078.62
  1996/10/31      32242.92                    29880.61
  1996/11/30      33862.85                    32139.28
  1996/12/31      33918.41                    31502.60
  1997/01/31      34442.56                    33470.89
  1997/02/28      32166.62                    33733.30
  1997/03/31      31311.42                    32347.20
  1997/04/30      31159.69                    34278.32
  1997/05/31      33987.38                    36365.19
  1997/06/30      33863.23                    37994.35
  1997/07/31      35849.51                    41017.56
  1997/08/31      36042.62                    38719.76
  1997/09/30      38613.20                    40840.44
  1997/10/31      36223.80                    39476.37
  1997/11/30      33165.10                    41303.73
  1997/12/31      33455.71                    42012.91
  1998/01/31      32528.16                    42477.58
  1998/02/28      33647.61                    45541.06
  1998/03/31      35086.91                    47873.22
  1998/04/30      36382.28                    48354.82
  1998/05/31      34495.20                    47523.60
  1998/06/30      33023.92                    49454.01
  1998/07/31      30321.23                    48927.32
  1998/08/31      24340.15                    41853.41
  1998/09/30      29171.99                    44534.54
  1998/10/31      29305.58                    48156.98
  1998/11/30      28153.39                    51075.78
  1998/12/31      27786.03                    54018.76
  1999/01/29      25915.82                    56277.83
IMATRL PRASUN   SHR__CHT 19990131 19990208 101517 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class C on January 31, 1989. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $25,916 - a 159.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $56,278 - a 462.78% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR NATURAL RESOURCES FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

An interview with Larry Rakers, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. HOW DID THE FUND PERFORM, LARRY?

A. For the six months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned -14.22%, -14.30%, -14.58% and -14.53%, respectively. In comparison, the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -9.92%, while the Standard & Poor's 500 Index returned 15.02% during the period. For the 12 months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned -19.53%, -19.64%, -20.10% and -20.33%, respectively. During the same period, this performance lagged the Goldman Sachs and the S&P 500 returns of -14.94% and 32.49%, respectively.

Q. WHAT MARKET FACTORS HURT PERFORMANCE AND WHAT CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX FOR THE SIX-MONTH PERIOD?

A. The major cause for poor performance was weak global economic growth. Many international economies continue to languish in a mire of political, financial and currency troubles. Over the past couple of years, the global demand for natural resources has declined from an approximately 2% annual growth rate to zero. In this environment, even a slight increase in the supply of natural resources is too much and, as a result, commodity prices have tanked across the board. The fund underperformed the Goldman Sachs index because I allocated a larger percentage of fund assets to mid-cap integrated oil companies, energy service companies and drillers relative to the index. These companies are more sensitive to oil prices and underperformed the larger integrated oil companies, such as Mobil and Exxon, in this negative environment.

Q. WHY DID YOU OVERWEIGHT THE FUND ASSETS IN MORE AGGRESSIVE OIL
COMPANIES, RELATIVE TO THE INDEX?

A. In hindsight, I was early in my prediction that oil prices were poised to rebound. However, I am comfortable with the fund's asset allocation. I believe for a number of reasons - which I will discuss in more detail in my market outlook - that we are starting to see signs of impending strength in oil prices. As a result, if we do see an increase in oil prices, the smaller-cap integrated oil companies and energy service companies - which are more sensitive to oil prices
- will perform better than the larger-cap integrated oil companies, such as Mobil, British Petroleum and Exxon.

Q. WERE THERE ANY BRIGHT SPOTS IN THIS DIFFICULT ENVIRONMENT?

A. The major oil stocks such as Amoco, British Petroleum, Mobil and Exxon managed to gain approximately 13% over the past year. All of these stocks provided a boost to the fund's total return and rallied in response to merger announcements. In comparison, the secondary energy stocks - drillers, oil service and oil equipment - all posted significant losses for the year. Gold was the star of the metals group. The price of gold was down roughly 5% during the 12-month period, while prices for most other commodities were down approximately 20% to 30% for the same period.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. With the exception of the large integrated oil stocks and a select group of precious-metals companies, the natural resources sector experienced negative returns across the board. With energy prices hitting 12-year lows, significant detractors within the fund were USX-Marathon, Tosco, Weatherford International and Schlumberger. As I mentioned earlier, the stock prices of these companies and sectors are even more dependent on energy prices than the larger integrated oil companies. When the prices of oil and natural gas are below a certain level, it no longer makes economic sense to explore for these fuels or drill new wells. In this environment, business deteriorated for energy services companies like Weatherford and Schlumberger, and their stock prices suffered. On the other hand, if energy prices pick up, earnings may rise exponentially for these companies.

Q. WHAT'S YOUR OUTLOOK, LARRY?

A. I'm starting to get excited about the outlook for natural resources for the first time in a while. If we look at oil, for example, we are starting to see a response on the supply side to price movement. For example, the typical oil company cut capital expenditures by 30%, they cut back on exploration, and the number of rigs drilling for oil and gas is at a 49-year low. As a result, oil and gas production will most likely fall in 1999. In addition, some base-metals mines have been closing worldwide. If we get even a slight rebound in Asia or Latin America, it will not take much for a squeeze on supply, which could set the stage for an increase in commodity prices. This scenario would be very good for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

START DATE: December 29, 1987

SIZE: as of January 31, 1999, more than
$271 million

MANAGER: Lawrence Rakers, since 1997;
joined Fidelity in 1993

ADVISOR NATURAL RESOURCES FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                                % OF FUND'S INVESTMENTS

Mobil Corp.                      8.4

BP Amoco PLC sponsored ADR       6.2

USX-Marathon Group               6.2

Elf Aquitaine SA sponsored ADR   5.4

Exxon Corp.                      5.1

Total SA sponsored ADR           4.9

Schlumberger Ltd.                4.3

Halliburton Co.                  3.9

Chevron Corp.                    3.8

Texaco, Inc.                     3.5

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Oil & Gas 65.2%
Energy Services 18.5%
Precious Metals 6.7%
Metals & Mining 4.4%
Autos, Tires, & Accessoreis 0.4%
All Others 4.8%*

Row: 1, Col: 1, Value: 65.2
Row: 1, Col: 2, Value: 18.5
Row: 1, Col: 3, Value: 6.7
Row: 1, Col: 4, Value: 4.4
Row: 1, Col: 5, Value: 0.4
Row: 1, Col: 6, Value: 4.8

* INCLUDES SHORT-TERM INVESTMENTS


INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.6%

                                 SHARES                      VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.4%

Dynegy, Inc.                      100,000                    $ 1,062,500

CHEMICALS & PLASTICS - 0.2%

MacDermid, Inc.                   14,500                      541,938

ENERGY SERVICES - 18.5%

Baker Hughes, Inc.                264,650                     4,465,969

BJ Services Co. (a)               255,000                     3,761,250

Carbo Ceramics, Inc.              10,000                      160,000

Coflexip SA sponsored ADR         75,000                      2,287,500

ENSCO International, Inc.         375,000                     3,539,063

Global Marine, Inc. (a)           16,200                      134,663

Halliburton Co.                   360,000                     10,687,500

Helmerich & Payne, Inc.           110,000                     1,931,875

Input/Output, Inc. (a)            105,000                     669,375

Marine Drilling Companies,        70,000                      516,250
Inc. (a)

Nabors Industries, Inc. (a)       175,700                     2,196,250

Noble Drilling Corp. (a)          270,000                     3,611,250

Pool Energy Services Co. (a)      75,000                      900,000

Santa Fe International Corp.      93,700                      1,288,375

Schlumberger Ltd.                 243,300                     11,587,163

Smith International, Inc.         87,000                      2,202,188

UTI Energy Corp. (a)              70,000                      485,625

                                                              50,424,296

ENGINEERING - 0.2%

Stolt Comex Seaway SA             95,350                      560,181
sponsored ADR Class A

METALS & MINING - 4.4%

Alcoa, Inc.                       98,400                      8,228,700

Breakwater Resources Ltd. (a)     825,300                     496,971

Cameco Corp.                      45,000                      1,043,707

Camphor Ventures, Inc. (a)        585,900                     255,885

Columbia Metals Ltd. (a)          1,479,900                   195,858

Cominco Ltd.                      10,000                      120,434

Cyprus Amax Minerals Co.          40,000                      382,500

Freeport-McMoRan Copper &         25,000                      239,063
Gold, Inc.

Inco Ltd.                         60,000                      637,242

Minefinders Corp. Ltd. (a)(c)     47,700                      33,458

Rio Algom Ltd.                    40,000                      411,593

Southern Peru Copper Corp.        2,400                       20,250

                                                              12,065,661

OIL & GAS - 65.2%

Alberta Energy Co. Ltd.           55,000                      1,164,637

Amerada Hess Corp.                185,000                     8,787,500

Anadarko Petroleum Corp.          87,000                      2,354,438

BP Amoco PLC sponsored ADR        208,862                     16,943,930

Burlington Resources, Inc.        31,365                      948,791

Canadian Natural Resources        55,000                      855,281
Ltd. (a)

Chevron Corp.                     140,000                     10,465,000

Compagnie Generale de             70,000                      673,750
Geophysique SA sponsored ADR
(a)



                                 SHARES                      VALUE (NOTE 1)

Cooper Cameron Corp. (a)          11,600                     $ 271,150

Crestar Energy, Inc. (a)          62,500                      457,004

Elf Aquitaine SA sponsored ADR    266,400                     14,552,100

Eni Spa sponsored ADR             5,000                       300,000

Enron Oil & Gas Co.               55,000                      948,750

Exxon Corp.                       195,000                     13,735,313

Frontier Oil Corp. (a)            1,034,000                   5,816,250

Gulf Canada Resources Ltd. (a)    365,000                     985,442

Imperial Oil Ltd.                 305,000                     4,631,915

Louis Dreyfus Natural Gas         90,000                      1,136,250
Corp. (a)

Magnum Hunter Resources, Inc.     200,000                     587,500
(a)

Mobil Corp.                       259,200                     22,728,593

Noble Affiliates, Inc.            40,000                      787,500

Occidental Petroleum Corp.        9,800                       147,613

Ocean Energy, Inc. (a)            58,000                      261,000

Oryx Energy Co. (a)               270,000                     3,290,625

Paramount Resources Ltd. (c)      77,300                      716,120

Penn West Petroleum Ltd. (a)      33,000                      345,024

Petro-Canada, Inc.                175,000                     2,090,226

Phillips Petroleum Co.            12,200                      471,225

Plains Resources, Inc. (a)        211,600                     2,406,950

Renaissance Energy Ltd. (a)       30,000                      334,502

Rio Alto Exploration Ltd. (a)     115,000                     1,065,379

Royal Dutch Petroleum Co. (NY     66,000                      2,644,125
Registry Gilder 1.25)

Seagull Energy Corp. (a)          130,000                     625,625

Shell Transport & Trading Co.     104,100                     3,175,050
PLC ADR

Snyder Oil Corp.                  10,000                      113,750

Suncor Energy, Inc.               105,000                     2,824,411

Tesoro Petroleum Corp. (a)        69,300                      753,638

Texaco, Inc.                      200,000                     9,475,000

Tosco Corp.                       115,000                     2,501,250

Total SA sponsored ADR            260,000                     13,308,750

Ulster Petroleums Ltd. (a)        98,700                      659,655

Ultramar Diamond Shamrock         58,400                      1,284,800
Corp.

Union Pacific Resources           155,000                     1,249,688
Group, Inc.

USX-Marathon Group                735,000                     16,721,250

Veritas DGC, Inc. (a)             20,000                      248,750

Vintage Petroleum, Inc.           45,000                      326,250

Weatherford International,        60,100                      1,059,263
Inc. (a)

                                                              177,231,013

PRECIOUS METALS - 6.7%

Argentina Gold Corp. (a)          175,000                     612,593

First Dynasty Mines Ltd. (a)      401,700                     33,227

Getchell Gold Corp. (a)           220,000                     5,830,000

Greenstone Resources Ltd. (a)     3,961,395                   2,097,086

Greenstone Resources Ltd.         17,700                      9,370
(a)(c)

Greenstone Resources Ltd.         50,700                      11,742
warrants 2/28/02 (a)

Indochina Goldfields Ltd. (a)     108,800                     48,237

Kalahari Goldridge Mining Co.     500,000                     148,460
Ltd. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Mentor Exploration &              64,800                     $ 36,448
Development  Co. Ltd.

Meridian Gold, Inc. (a)           623,400                     3,403,289

Mountain Province Mining,         164,700                     240,860
Inc. (a)

Pan American Silver Corp. (a)     95,000                      487,196

Stillwater Mining Co. (a)         185,000                     4,856,250

TVI Pacific, Inc. (a)             459,200                     15,193

TVI Pacific, Inc. (a)(c)          1,860,000                   61,541

William Resources, Inc. (a)       4,860,000                   209,039

William Resources, Inc.           1,029,000                   7
warrants 12/31/02  (a)(c)

                                                              18,100,538

TOTAL COMMON STOCKS                                           259,986,127
(Cost $321,447,079)

CASH EQUIVALENTS - 4.4%



Taxable Central Cash Fund (b)     11,868,252                  11,868,252
(Cost $11,868,252)

TOTAL INVESTMENT IN                                         $ 271,854,379
SECURITIES - 100%
(Cost $333,315,331)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $820,496 or 0.3% of net assets.

OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States               65.8%

France                      11.3

Canada                      9.8

United Kingdom              7.4

Netherlands Antilles        4.3

Netherlands                 1.0

(Others individually less     0.4
than 1%)

                            100.0%

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $333,394,831. Net unrealized depreciation aggregated $61,540,452, of which $12,500,000 related to appreciated investment securities and $74,040,452 related to depreciated investment securities.

ADVISOR NATURAL RESOURCES FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 271,854,379
value  (cost $333,315,331) -
 See accompanying schedule

Receivable for investments                   4,225,911
sold

Receivable for fund shares                   383,090
sold

Dividends receivable                         454,398

Interest receivable                          47,737

Other receivables                            30,681

 TOTAL ASSETS                                276,996,196

LIABILITIES

Payable for investments        $ 3,291,172
purchased

Payable for fund shares         2,120,378
redeemed

Accrued management fee          145,854

Distribution fees payable       138,167

Other payables and  accrued     154,888
expenses

 TOTAL LIABILITIES                           5,850,459

NET ASSETS                                  $ 271,145,737

Net Assets consist of:

Paid in capital                             $ 377,621,177

Undistributed net investment                 218,471
income

Accumulated undistributed net                (45,218,347)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (61,475,564)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 271,145,737

CALCULATION OF MAXIMUM                       $15.52
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($4,855,522 (divided
by)    312,883 shares)

 Maximum offering price per                  $16.47
share    (100/94.25 of
$15.52)

 CLASS T:  NET ASSET VALUE                   $15.69
and redemption    price per
share ($227,201,285 (divided
by)    14,481,421 shares)

 Maximum offering price per                  $16.26
share    (100/96.50 of
$15.69)

 CLASS B:  NET ASSET VALUE                   $15.43
and offering price    per
share ($32,439,101 (divided
by)    2,101,884 shares) A

 CLASS C:  NET ASSET VALUE                   $15.52
and offering price    per
share ($3,132,092 (divided
by)    201,751 shares) A

 INSTITUTIONAL CLASS:  NET                   $15.70
ASSET VALUE, offering price
  and redemption price per
share    ($3,517,737
(divided by) 224,105 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
              SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                               $ 2,389,794
Dividends

Interest                                         400,463

 TOTAL INCOME                                    2,790,257

EXPENSES

Management fee                   $ 992,529

Transfer agent fees               515,964

Distribution fees                 930,343

Accounting fees and expenses      119,411

Non-interested trustees'          752
compensation

Custodian fees and expenses       25,284

Registration fees                 45,289

Audit                             20,026

Legal                             3,090

Miscellaneous                     4,570

 Total expenses before            2,657,258
reductions

 Expense reductions               (85,449)       2,571,809

NET INVESTMENT INCOME                            218,448

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (44,654,631)

 Foreign currency transactions    (467,576)      (45,122,207)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (7,178,027)

 Assets and liabilities in        (35,781)       (7,213,808)
foreign currencies

NET GAIN (LOSS)                                  (52,336,015)

NET INCREASE (DECREASE) IN                      $ (52,117,567)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 218,448                     $ 337,282
income

 Net realized gain (loss)       (45,122,207)                  53,995,953

 Change in net unrealized       (7,213,808)                   (134,840,866)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     (52,117,567)                  (80,507,631)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (204,614)                     (30,726)
From net investment income

 From net realized gain         (13,910,158)                  (102,298,827)

 TOTAL DISTRIBUTIONS            (14,114,772)                  (102,329,553)

Share transactions  - net       (62,728,781)                  (110,795,873)
increase (decrease)

Redemption fees                 40,393                        157,401

  TOTAL INCREASE (DECREASE)     (128,920,727)                 (293,475,656)
IN NET ASSETS

NET ASSETS

 Beginning of period            400,066,464                   693,542,120

 End of period (including      $ 271,145,737                 $ 400,066,464
undistributed net investment
income of $218,471 and
$259,207, respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 18.94                       $ 26.16              $ 25.11
period

Income from Investment
Operations

 Net investment income (loss)     .03                           .06                  (.05)
D

 Net realized and unrealized      (2.70)                        (3.33)               2.81
gain (loss)

 Total from investment            (2.67)                        (3.27)               2.76
operations

Less Distributions

 From net investment income       (.05)                         -                    (.10)

 In excess of net investment      -                             -                    (.04)
income

 From net realized gain           (.70)                         (3.96)               (1.57)

 Total distributions              (.75)                         (3.96)               (1.71)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.52                       $ 18.94              $ 26.16

TOTAL RETURN B, C                 (14.22)%                      (14.61)%             11.45%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,856                       $ 6,474              $ 6,372
(000 omitted)

Ratio of expenses to average      1.36% A                       1.34%                1.71% A, F
net assets

Ratio of expenses to average      1.31% A, G                    1.30% G              1.68% A, G
net assets after expense
reductions

Ratio of net investment           .34% A                        .28%                 (.28)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF
CLASS A SHARES) TO OCTOBER
31,1996. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS A
                                 YEAR ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996 E

Net asset value, beginning of    $ 23.65
period

Income from Investment
Operations

 Net investment income (loss)     -
D

 Net realized and unrealized      1.46
gain (loss)

 Total from investment            1.46
operations

Less Distributions

 From net investment income       -

 In excess of net investment      -
income

 From net realized gain           -

 Total distributions              -

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 25.11

TOTAL RETURN B, C                 6.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,609
(000 omitted)

Ratio of expenses to average      1.66% A, F
net assets

Ratio of expenses to average      1.58% A, G
net assets after expense
reductions

Ratio of net investment           (.01)% A
income (loss) to average net
assets

Portfolio turnover                137% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF
CLASS A SHARES) TO OCTOBER
31,1996. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 19.11                       $ 26.34              $ 25.12
period

Income from Investment
Operations

 Net investment income (loss)     .02 D                         .02 D                (.02) D

 Net realized and unrealized      (2.73)                        (3.34)               2.83
gain (loss)

 Total from investment            (2.71)                        (3.32)               2.81
operations

Less Distributions

 From net investment income       (.01)                         -                    (.01)

 In excess of net investment      -                             -                    (.01)
income

 From net realized gain           (.70)                         (3.92)               (1.57)

 Total distributions              (.71)                         (3.92)               (1.59)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.69                       $ 19.11              $ 26.34

TOTAL RETURN B, C                 (14.30)%                      (14.69)%             11.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 227,201                     $ 342,347            $ 618,083
(000 omitted)

Ratio of expenses to average      1.52% A                       1.43%                1.47% A
net assets

Ratio of expenses to average      1.47% A, F                    1.39% F              1.44% A, F
net assets after expense
reductions

Ratio of net investment           .19% A                        .10%                 (.12)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 YEARS ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996                     1995       1994       1993

Net asset value, beginning of    $ 19.25                  $ 17.56    $ 17.59    $ 13.88
period

Income from Investment
Operations

 Net investment income (loss)     .00 D                    (.05) D    (.11) D    .22

 Net realized and unrealized      6.56                     2.00       .76        4.91
gain (loss)

 Total from investment            6.56                     1.95       .65        5.13
operations

Less Distributions

 From net investment income       -                        -          -          -

 In excess of net investment      -                        -          -          -
income

 From net realized gain           (.69)                    (.26)      (.68)      (1.42)

 Total distributions              (.69)                    (.26)      (.68)      (1.42)

Redemption fees added to paid     -                        -          -          -
in capital

Net asset value, end of period   $ 25.12                  $ 19.25    $ 17.56    $ 17.59

TOTAL RETURN B, C                 35.01%                   11.40%     3.97%      41.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 602,915                $ 272,979  $ 199,361  $ 40,309
(000 omitted)

Ratio of expenses to average      1.59%                    1.86% E    2.10%      2.63%
net assets

Ratio of expenses to average      1.56% F                  1.84% F    2.07% F    2.62% F
net assets after expense
reductions

Ratio of net investment           .00%                     (.30)%     (.67)%     (1.18)%
income (loss) to average net
assets

Portfolio turnover                137%                     161%       125%       208%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 18.81                       $ 25.99              $ 24.88
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.09)                (.12)
D

 Net realized and unrealized      (2.69)                        (3.29)               2.80
gain (loss)

 Total from investment            (2.72)                        (3.38)               2.68
operations

Less Distributions

 From net realized gain           (.66)                         (3.81)               (1.57)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.43                       $ 18.81              $ 25.99

TOTAL RETURN B, C                 (14.58)%                      (15.12)%             11.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 32,439                      $ 44,351             $ 59,044
(000 omitted)

Ratio of expenses to average      2.08% A                       1.98%                2.04% A
net assets

Ratio of expenses to average      2.03% A, G                    1.94% G              2.02% A, G
net assets after expense
reductions

Ratio of net investment           (.38)% A                      (.41)%               (.67)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JULY 3, 1995
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996                     1995 E

Net asset value, beginning of    $ 19.23                  $ 18.87
period

Income from Investment
Operations

 Net investment income (loss)     (.15)                    (.03)
D

 Net realized and unrealized      6.49                     .39
gain (loss)

 Total from investment            6.34                     .36
operations

Less Distributions

 From net realized gain           (.69)                    -

Redemption fees added to paid     -                        -
in capital

Net asset value, end of period   $ 24.88                  $ 19.23

TOTAL RETURN B, C                 33.87%                   1.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,106                 $ 2,508
(000 omitted)

Ratio of expenses to average      2.28%                    2.23% A, F
net assets

Ratio of expenses to average      2.24% G                  2.21% A, G
net assets after expense
reductions

Ratio of net investment           (.68)%                   (.67)% A
income (loss) to average net
assets

Portfolio turnover                137%                     161%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JULY 3, 1995
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 18.96                       $ 24.39
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.07)
D

 Net realized and unrealized      (2.70)                        (4.15)
gain (loss)

 Total from investment            (2.73)                        (4.22)
operations

Less Distributions

 From net investment income       (.01)                         -

 From net realized gain           (.70)                         (1.22)

 Total distributions              (.71)                         (1.22)

Redemption fees added to paid     .00                           .01
in capital

Net asset value, end of period   $ 15.52                       $ 18.96

TOTAL RETURN B, C                 (14.53)%                      (17.72)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,132                       $ 2,972
(000 omitted)

Ratio of expenses to average      2.04% A                       2.50% A, F
net assets

Ratio of expenses to average      1.99% A, G                    2.44% A, G
net assets after expense
reductions

Ratio of net investment           (.39)% A                      (.48)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF
CLASS C SHARES) TO JULY
31,1998. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 19.15                       $ 26.42              $ 25.17
period

Income from Investment
Operations

 Net investment income (loss)     .06                           .13                  .04
D

 Net realized and unrealized      (2.73)                        (3.35)               2.85
gain (loss)

 Total from investment            (2.67)                        (3.22)               2.89
operations

Less Distributions

 From net investment income       (.08)                         (.09)                (.05)

 In excess of net investment      -                             -                    (.02)
income

 From net realized gain           (.70)                         (3.97)               (1.57)

 Total distributions              (.78)                         (4.06)               (1.64)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.70                       $ 19.15              $ 26.42

TOTAL RETURN B, C                 (14.07)%                      (14.29)%             11.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,518                       $ 3,922              $ 10,042
(000 omitted)

Ratio of expenses to average      .93% A                        .95%                 1.08% A
net assets

Ratio of expenses to average      .87% A, G                     .91% G               1.06% A, G
net assets after expense
reductions

Ratio of net investment           .73% A                        .55%                 .24% A
income to average net assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
JULY 3, 1995 (COMMENCEMENT
OF SALE OF INSTITUTIONAL
CLASS SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 YEARS ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996                     1995 E

Net asset value, beginning of    $ 19.27                  $ 18.87
period

Income from Investment
Operations

 Net investment income (loss)     .04                      (.01)
D

 Net realized and unrealized      6.55                     .41
gain (loss)

 Total from investment            6.59                     .40
operations

Less Distributions

 From net investment income       -                        -

 In excess of net investment      -                        -
income

 From net realized gain           (.69)                    -

 Total distributions              (.69)                    -

Redemption fees added to paid     -                        -
in capital

Net asset value, end of period   $ 25.17                  $ 19.27

TOTAL RETURN B, C                 35.13%                   2.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,860                  $ 718
(000 omitted)

Ratio of expenses to average      1.44%                    1.68% A, F
net assets

Ratio of expenses to average      1.39% G                  1.66% A, G
net assets after expense
reductions

Ratio of net investment           .17%                     (.13)% A
income to average net assets

Portfolio turnover                137%                     161%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
JULY 3, 1995 (COMMENCEMENT
OF SALE OF INSTITUTIONAL
CLASS SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Natural Resources Fund(the fund) is a fund of Fidelity Advisor Series VII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $176,895,535 and $251,230,878, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity
Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,131      $ 31

CLASS T    715,894      4,205

CLASS B    192,213      144,258

CLASS C    15,105       14,291

          $ 930,343    $ 162,785

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 13,639     $ 5,115

CLASS T    66,754       23,337

CLASS B    100,866      100,866*

CLASS C    4,004        4,004*

          $ 185,263    $ 133,322

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 10,980    .39 *

CLASS T                 428,673    .30 *

CLASS B                 67,764     .35 *

CLASS C                 4,690      .31 *

INSTITUTIONAL CLASS     3,857      .20 *

                       $ 515,964

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $38,546 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $83,751 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $363 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS T   $ 1,335

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                            SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,

                            1999                          1998 A

FROM NET INVESTMENT INCOME

Class A                     $ 16,625                      $ -

Class T                      170,229                       -

Class B                      -                             -

Class C                      1,528                         -

Institutional Class          16,232                        30,726

Total                       $ 204,614                     $ 30,726

FROM NET REALIZED GAIN

Class A                     $ 231,956                     $ 1,049,623

Class T                      11,913,212                    90,875,522

Class B                      1,511,499                     8,918,986

Class C                      111,460                       16,549

Institutional Class          142,031                       1,438,147

Total                       $ 13,910,158                  $ 102,298,827

                            $ 14,114,772                  $ 102,329,553

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999

CLASS A Shares sold              58,639                        175,654             $ 990,548

Reinvestment of distributions    15,021                        43,840               240,544

Shares redeemed                  (102,541)                     (121,346)            (1,704,715)

Net increase (decrease)          (28,881)                      98,148              $ (473,623)

CLASS T Shares sold              1,296,389                     3,091,100           $ 22,236,970

Reinvestment of distributions    703,215                       3,685,442            11,405,496

Shares redeemed                  (5,429,347)                   (12,329,910)         (92,666,288)

Net increase (decrease)          (3,429,743)                   (5,553,368)         $ (59,023,822)

CLASS B Shares sold              310,212                       678,632             $ 5,205,604

Reinvestment of distributions    80,941                        333,587              1,294,263

Shares redeemed                  (647,343)                     (926,142)            (10,830,242)

Net increase (decrease)          (256,190)                     86,077              $ (4,330,375)

CLASS C Shares sold              98,557                        168,621             $ 1,660,225

Reinvestment of distributions    5,837                         787                  93,864

Shares redeemed                  (59,357)                      (12,694)             (992,982)

Net increase (decrease)          45,037                        156,714             $ 761,107

INSTITUTIONAL CLASS Shares       60,955                        138,650             $ 1,062,812
sold

Reinvestment of distributions    8,746                         60,810               141,597

Shares redeemed                  (50,432)                      (374,710)            (866,477)

Net increase (decrease)          19,269                        (175,250)           $ 337,932



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A

CLASS A Shares sold             $ 3,950,955

Reinvestment of distributions    998,875

Shares redeemed                  (2,678,917)

Net increase (decrease)         $ 2,270,913

CLASS T Shares sold             $ 69,934,430

Reinvestment of distributions    85,183,832

Shares redeemed                  (270,469,326)

Net increase (decrease)         $ (115,351,064)

CLASS B Shares sold             $ 15,156,338

Reinvestment of distributions    7,598,024

Shares redeemed                  (19,895,184)

Net increase (decrease)         $ 2,859,178

CLASS C Shares sold             $ 3,628,673

Reinvestment of distributions    16,454

Shares redeemed                  (262,714)

Net increase (decrease)         $ 3,382,413

INSTITUTIONAL CLASS Shares      $ 3,107,221
sold

Reinvestment of distributions    1,415,854

Shares redeemed                  (8,480,388)

Net increase (decrease)         $ (3,957,313)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.



ADVISOR TECHNOLOGY FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL A   55.91%         79.29%       160.94%

FIDELITY ADV TECHNOLOGY - CL     46.95%         68.98%       145.94%
A (INCL. 5.75% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Technology                    51.47%         86.64%       193.08%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL A     79.29%       48.86%

FIDELITY ADV TECHNOLOGY - CL       68.98%       45.24%
A (INCL. 5.75% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Technology                      86.64%       56.20%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL A         S&P 500
GS TECHNOLOGY
             00187                       SP001
GS008
  1996/09/03       9425.00                    10000.00
   10000.00
  1996/09/30      10480.60                    10516.69
   11083.33
  1996/10/31      10584.28                    10806.74
   11005.93
  1996/11/30      12007.45                    11623.62
   12484.68
  1996/12/31      11770.98                    11393.36
   12085.30
  1997/01/31      13089.41                    12105.21
   13401.78
  1997/02/28      12178.84                    12200.12
   12346.74
  1997/03/31      11448.49                    11698.81
   11700.17
  1997/04/30      12121.93                    12397.23
   12745.92
  1997/05/31      13487.78                    13151.98
   14042.99
  1997/06/30      13620.57                    13741.19
   14224.25
  1997/07/31      15138.19                    14834.57
   16770.21
  1997/08/31      15583.99                    14003.54
   16383.11
  1997/09/30      16235.26                    14770.51
   16876.01
  1997/10/31      13883.05                    14277.18
   15423.60
  1997/11/30      13682.86                    14938.07
   15675.33
  1997/12/31      12996.44                    15194.56
   14927.75
  1998/01/31      13717.28                    15362.61
   15702.74
  1998/02/28      15275.58                    16470.56
   17407.22
  1998/03/31      15254.38                    17314.02
   17691.17
  1998/04/30      15858.62                    17488.19
   18693.45
  1998/05/31      14724.35                    17187.57
   17416.86
  1998/06/30      15858.62                    17885.73
   18931.40
  1998/07/31      15773.82                    17695.25
   19348.25
  1998/08/31      13356.86                    15136.87
   15845.13
  1998/09/30      15339.19                    16106.54
   18099.82
  1998/10/31      16219.05                    17416.64
   19431.16
  1998/11/30      18434.59                    18472.27
   21695.15
  1998/12/31      21742.00                    19536.64
   25251.29
  1999/01/29      24593.59                    20353.66
   29307.61
IMATRL PRASUN   SHR__CHT 19990131 19990226 144421 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $24,594 - a 145.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $29,308 - a 193.08% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR TECHNOLOGY FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL T   55.81%         78.90%       159.09%

FIDELITY ADV TECHNOLOGY - CL     50.36%         72.64%       150.02%
T (INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Technology                    51.47%         86.64%       193.08%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL T     78.90%       48.42%

FIDELITY ADV TECHNOLOGY - CL       72.64%       46.24%
T (INCL. 3.50% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Technology                      86.64%       56.20%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL T         S&P 500
GS TECHNOLOGY
             00192                       SP001
GS008
  1996/09/03       9650.00                    10000.00
   10000.00
  1996/09/30      10721.15                    10516.69
   11083.33
  1996/10/31      10817.65                    10806.74
   11005.93
  1996/11/30      12274.80                    11623.62
   12484.68
  1996/12/31      12022.98                    11393.36
   12085.30
  1997/01/31      13372.89                    12105.21
   13401.78
  1997/02/28      12440.58                    12200.12
   12346.74
  1997/03/31      11683.07                    11698.81
   11700.17
  1997/04/30      12372.59                    12397.23
   12745.92
  1997/05/31      13771.07                    13151.98
   14042.99
  1997/06/30      13897.32                    13741.19
   14224.25
  1997/07/31      15451.17                    14834.57
   16770.21
  1997/08/31      15907.62                    14003.54
   16383.11
  1997/09/30      16564.69                    14770.51
   16876.01
  1997/10/31      14167.57                    14277.18
   15423.60
  1997/11/30      13962.69                    14938.07
   15675.33
  1997/12/31      13249.04                    15194.56
   14927.75
  1998/01/31      13975.46                    15362.61
   15702.74
  1998/02/28      15558.40                    16470.56
   17407.22
  1998/03/31      15525.88                    17314.02
   17691.17
  1998/04/30      16143.87                    17488.19
   18693.45
  1998/05/31      14983.77                    17187.57
   17416.86
  1998/06/30      16143.87                    17885.73
   18931.40
  1998/07/31      16046.30                    17695.25
   19348.25
  1998/08/31      13585.14                    15136.87
   15845.13
  1998/09/30      15590.93                    16106.54
   18099.82
  1998/10/31      16479.98                    17416.64
   19431.16
  1998/11/30      18735.13                    18472.27
   21695.15
  1998/12/31      22096.18                    19536.64
   25251.29
  1999/01/29      25001.86                    20353.66
   29307.61
IMATRL PRASUN   SHR__CHT 19990131 19990226 144437 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $25,002 - a 150.02% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $29,308 - a 193.08% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR TECHNOLOGY FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL B   55.31%         77.85%       156.32%

FIDELITY ADV TECHNOLOGY - CL     50.31%         72.85%       153.32%
B (INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Technology                    51.47%         86.64%       193.08%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL B   77.85%       47.76%

FIDELITY ADV TECHNOLOGY - CL     72.85%       47.04%
B (INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Technology                    86.64%       56.02%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA TECHNOLOGY -CL B         S&P 500
GS TECHNOLOGY
             00197                       SP001
GS008
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      11110.00                    10516.69
   11083.33
  1996/10/31      11210.00                    10806.74
   11005.93
  1996/11/30      12720.00                    11623.62
   12484.68
  1996/12/31      12459.04                    11393.36
   12085.30
  1997/01/31      13857.92                    12105.21
   13401.78
  1997/02/28      12891.79                    12200.12
   12346.74
  1997/03/31      12116.87                    11698.81
   11700.17
  1997/04/30      12821.34                    12397.23
   12745.92
  1997/05/31      14260.47                    13151.98
   14042.99
  1997/06/30      14391.30                    13741.19
   14224.25
  1997/07/31      15981.39                    14834.57
   16770.21
  1997/08/31      16454.39                    14003.54
   16383.11
  1997/09/30      17124.90                    14770.51
   16876.01
  1997/10/31      14635.94                    14277.18
   15423.60
  1997/11/30      14412.57                    14938.07
   15675.33
  1997/12/31      13670.35                    15194.56
   14927.75
  1998/01/31      14412.33                    15362.61
   15702.74
  1998/02/28      16042.43                    16470.56
   17407.22
  1998/03/31      16008.70                    17314.02
   17691.17
  1998/04/30      16627.02                    17488.19
   18693.45
  1998/05/31      15424.12                    17187.57
   17416.86
  1998/06/30      16604.53                    17885.73
   18931.40
  1998/07/31      16503.35                    17695.25
   19348.25
  1998/08/31      13962.65                    15136.87
   15845.13
  1998/09/30      16019.95                    16106.54
   18099.82
  1998/10/31      16930.55                    17416.64
   19431.16
  1998/11/30      19235.18                    18472.27
   21695.15
  1998/12/31      22675.25                    19536.64
   25251.29
  1999/01/29      25332.00                    20353.66
   29307.61
IMATRL PRASUN   SHR__CHT 19990131 19990226 144701 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $25,332 - a 153.32% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $29,308 - a 193.08% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR TECHNOLOGY FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL C   55.44%         77.82%       156.18%

FIDELITY ADV TECHNOLOGY - CL     54.44%         76.82%       156.18%
C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Technology                    51.47%         86.64%       193.08%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY - CL C   77.82%       47.72%

FIDELITY ADV TECHNOLOGY - CL     76.82%       47.72%
C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          32.49%       34.28%

GS Technology                    86.64%       56.20%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TECHNOLOGY -CL C         S&P 500
GS TECHNOLOGY
             00476                       SP001
GS008
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      11110.00                    10516.69
   11083.33
  1996/10/31      11210.00                    10806.74
   11005.93
  1996/11/30      12720.00                    11623.62
   12484.68
  1996/12/31      12459.04                    11393.36
   12085.30
  1997/01/31      13857.92                    12105.21
   13401.78
  1997/02/28      12891.79                    12200.12
   12346.74
  1997/03/31      12116.87                    11698.81
   11700.17
  1997/04/30      12821.34                    12397.23
   12745.92
  1997/05/31      14260.47                    13151.98
   14042.99
  1997/06/30      14391.30                    13741.19
   14224.25
  1997/07/31      15981.39                    14834.57
   16770.21
  1997/08/31      16454.39                    14003.54
   16383.11
  1997/09/30      17124.90                    14770.51
   16876.01
  1997/10/31      14635.94                    14277.18
   15423.60
  1997/11/30      14426.16                    14938.07
   15675.33
  1997/12/31      13677.73                    15194.56
   14927.75
  1998/01/31      14406.46                    15362.61
   15702.74
  1998/02/28      16043.30                    16470.56
   17407.22
  1998/03/31      15998.46                    17314.02
   17691.17
  1998/04/30      16615.07                    17488.19
   18693.45
  1998/05/31      15415.47                    17187.57
   17416.86
  1998/06/30      16592.65                    17885.73
   18931.40
  1998/07/31      16480.54                    17695.25
   19348.25
  1998/08/31      13958.01                    15136.87
   15845.13
  1998/09/30      16009.67                    16106.54
   18099.82
  1998/10/31      16906.57                    17416.64
   19431.16
  1998/11/30      19216.08                    18472.27
   21695.15
  1998/12/31      22657.94                    19536.64
   25251.29
  1999/01/29      25617.71                    20353.66
   29307.61
IMATRL PRASUN   SHR__CHT 19990131 19990226 144642 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $25,618 - a 156.18% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $29,308 - a 193.08% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR TECHNOLOGY FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tempero)

An interview with Michael Tempero, Portfolio Manager of Fidelity
Advisor Technology Fund

Q. HOW DID THE FUND PERFORM, MIKE?

A. For the six months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 55.91%, 55.81%, 55.31% and 55.44%, respectively. During the same period, the Standard & Poor's 500 Index returned 15.02%, while the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the peformance of companies in the technology sector - gained 51.47%. For the year that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 79.29%, 78.90%, 77.85% and 77.82%, respectively. The S&P 500 returned 32.49%, while the Goldman Sachs Technology Index gained 86.64% during the same 12-month period.

Q. WHAT FACTORS LED THE FUND TO OUTPERFORM ITS TWO BENCHMARK INDEXES DURING THE SIX-MONTH PERIOD?

A. During the summer and early autumn, economic crises in Asia, Russia and other emerging markets caused a broadly based stock market decline. During this time, technology stocks suffered badly relative to the rest of the market. However, in early October, investors decided that stock market losses were not the result of fundamental problems in the economy. As the market turned around, technology stocks led the rally, with some prices doubling. The fund outperformed the Goldman Sachs index due to a relatively small exposure to semiconductor and semiconductor equipment stocks before the market corrected. These stocks performed poorly through the first part of the period because semiconductor manufacturers were hurt by excess inventories when many personal computer manufacturers scaled back production and reduced semiconductor orders early in 1998.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. EMC Corp. did very well. EMC is a supplier of large-scale data storage units and a prime beneficiary of an increasingly "point and click" society. Every e-mail or online transaction creates a piece of electronic information that needs to be safely warehoused. EMC dominates the storage market largely because its units are compatible with many types of network servers and operating systems. Dell Computer also did well. Dell is the low-cost leader in personal computer manufacturing and sells PCs directly to the consumer instead of through retailers or distributors, assembling PCs only as orders are received. These strategies keep inventories lean and shorten the lead time for introducing new products. Microsoft continued to dominate the software category, generating strong gains on revenue growth and earnings that exceeded expectations during the last quarter of 1998.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE LAST SIX MONTHS?

A. Alcatel, a French manufacturer of telecommunications equipment, significantly missed its third-quarter earnings target. Achieving the company's business objectives became doubtful when several large European customers scaled back spending plans. Furthermore, even though Alcatel has entered the high-growth U.S. market, the lack of a superior technology puts the company at a competitive disadvantage. I limited the fund's loss by selling the stock during the period. Also, the fund missed an opportunity by not owning Lucent Technologies until late in the period. Lucent profited from increased demand for voice and data networking equipment as telecommunications companies compete for market share by upgrading their systems and services. Although I believed the stock was overvalued, Lucent's growth prospects commanded an even higher price premium by the time I purchased it. As a result, the fund only participated in part of the stock's price gain.

Q. WHAT ABOUT INTERNET STOCKS?

A. The Internet demonstrates how technology is transforming the way people communicate and do business. Investors have been eager to participate at an early developmental stage, creating enormous demand for Internet stocks that has driven prices up substantially. However, since only a handful of these companies can emerge as market leaders, valuations appear indiscriminately high. In the fund, I have been selective in buying Internet stocks. One example is America Online
(AOL). AOL is the established market leader in Internet access with more subscribers than the next several service providers combined. The company has developed a branded product that enhances its marketing ability and subscriber growth rate. Furthermore, AOL's management has done a credible job in meeting the market's expectations, leading to broad support from institutional investors.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. Consumer and corporate spending are critical issues for technology companies in 1999. As long as consumer confidence remains strong and corporate profitability is stable, spending for technology products should continue. That said, I will be watching for trends or events that could shift technology spending patterns or deflate technology product prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$372 million

MANAGER: Michael Tempero, since 1998;
joined Fidelity in 1993

ADVISOR TECHNOLOGY FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                              % OF FUND'S INVESTMENTS

Microsoft Corp.                9.6

Dell Computer Corp.            6.7

OY Nokia AB sponsored ADR      6.2

Texas Instruments, Inc.        4.8

Cisco Systems, Inc.            4.4

Intel Corp.                    4.1

International Business         3.5
Machines Corp.

America Online, Inc.           3.4

EMC Corp.                      3.3

Altera Corp.                   2.4

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Computer Services & Software 25.5%
Electronics 20.8%
Computers & Office Equipment 18.0%
Communications Equipment 14.4%
Electronic Instruments 5.3%
All Others 16.0%*

Row: 1, Col: 1, Value: 25.5
Row: 1, Col: 2, Value: 20.8
Row: 1, Col: 3, Value: 18.0
Row: 1, Col: 4, Value: 14.4
Row: 1, Col: 5, Value: 5.3
Row: 1, Col: 6, Value: 16.0

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR TECHNOLOGY FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.6%

                                 SHARES                      VALUE (NOTE 1)

BROADCASTING - 0.0%

Entercom Communications Corp.     300                        $ 9,300
(a)

COMMUNICATIONS EQUIPMENT -
14.4%

ADC Telecommunications, Inc.      110,400                     4,395,300
(a)

Ascend Communications, Inc.       22,700                      1,981,994
(a)

Cisco Systems, Inc. (a)           146,575                     16,352,273

Dialogic Corp. (a)                23,700                      604,350

Jabil Circuit, Inc. (a)           8,200                       585,788

Lucent Technologies, Inc.         52,500                      5,909,531

OY Nokia AB sponsored ADR         159,200                     22,924,800

Premisys Communications, Inc.     42,700                      408,319
(a)

Tut Systems, Inc. (a)             100                         5,538

                                                              53,167,893

COMPUTER SERVICES & SOFTWARE
- 25.5%

24/7 Media, Inc. (a)              100                         3,763

Affiliated Computer Services,     24,500                      1,182,125
Inc.  Class A (a)

Allaire Corp. (a)                 100                         5,138

America Online, Inc.              70,400                      12,368,400

Aspect Development, Inc. (a)      25,600                      739,200

Automatic Data Processing,        92,600                      3,941,288
Inc.

Aware, Inc. (a)                   47,200                      1,870,300

BMC Software, Inc.                69,500                      3,244,781

Cadence Design Systems, Inc.      51,100                      1,635,200
(a)

Cambridge Technology              16,400                      485,850
Partners, Inc. (a)

Ceridian Corp. (a)                8,400                       666,750

Citrix Systems, Inc. (a)          23,200                      2,102,500

Cognos, Inc. (a)                  12,900                      339,316

Computer Learning Centers,        16,700                      86,109
Inc. (a)

Computer Sciences Corp.           21,400                      1,467,238

Compuware Corp. (a)               54,000                      3,577,500

Concur Technologies, Inc. (a)     200                         6,300

Documentum, Inc. (a)              40,500                      944,156

DST Systems, Inc. (a)             49,700                      3,078,294

Ebay, Inc. (a)                    100                         27,763

Electronic Arts, Inc. (a)         8,600                       362,544

Entrust Technologies, Inc. (a)    300                         10,575

Equifax, Inc.                     51,300                      2,029,556

First Data Corp.                  21,300                      816,056

GeoCities (a)                     100                         11,375

i2 Technologies, Inc. (a)         17,100                      596,363

IMS Health, Inc.                  51,400                      1,882,525

InfoSpace.com, Inc. (a)           100                         5,750

Legato Systems, Inc. (a)          17,200                      1,038,450

Marketwatch.Com, Inc. (a)         200                         13,900

Mentor Graphics Corp. (a)         20,500                      214,609

Microsoft Corp. (a)               201,600                     35,279,994

Oracle Corp. (a)                  135,200                     7,486,700

QRS Corp. (a)                     8,600                       430,000

Sabre Group Holdings, Inc.        25,700                      1,134,013
Class A (a)

Siebel Systems, Inc. (a)          76,755                      3,358,031

Smith-Gardner & Assocs, Inc.      200                         3,200
(a)



                                 SHARES                      VALUE (NOTE 1)

TSI International Software        12,800                     $ 708,800
Ltd. (a)

Wang Laboratories, Inc. (a)       34,000                      752,250

Xoom.com, Inc. (a)                100                         5,800

                                                              93,912,462

COMPUTERS & OFFICE EQUIPMENT
- 18.0%

Compaq Computer Corp.             146,100                     6,958,013

Dell Computer Corp. (a)           248,400                     24,840,000

EMC Corp. (a)                     112,800                     12,281,100

International Business            70,100                      12,845,825
Machines Corp.

Quantum Corp. (a)                 53,600                      1,283,050

SCI Systems, Inc. (a)             45,900                      2,524,500

Seagate Technology, Inc. (a)      106,700                     4,341,356

Symbol Technologies, Inc.         12,800                      806,400

Tech Data Corp. (a)               15,000                      470,625

                                                              66,350,869

CONSUMER ELECTRONICS - 0.8%

Sharp Corp.                       287,000                     2,926,207

DEFENSE ELECTRONICS - 0.1%

Alpha Industries, Inc. (a)        7,900                       316,000

ELECTRICAL EQUIPMENT - 0.2%

Allen Telecom, Inc. (a)           25,600                      172,800

American Power Conversion         12,800                      654,400
Corp. (a)

E Tek Dynamics, Inc. (a)          100                         3,000

                                                              830,200

ELECTRONIC INSTRUMENTS - 5.3%

Advantest Corp.                   11,300                      918,210

Applied Materials, Inc. (a)       135,200                     8,542,950

KLA-Tencor Corp. (a)              43,700                      2,523,675

Smart Modular Technologies,       30,000                      615,000
Inc. (a)

Teradyne, Inc. (a)                102,800                     6,771,950

                                                              19,371,785

ELECTRONICS - 20.8%

Altera Corp. (a)                  143,500                     9,022,563

Analog Devices, Inc. (a)          92,700                      2,757,825

C-Cube Microsystems, Inc. (a)     41,900                      843,238

Dallas Semiconductor Corp.        5,100                       187,106

Etec Systems, Inc. (a)            11,100                      595,931

Intel Corp.                       107,700                     15,178,969

Linear Technology Corp.           56,500                      5,748,875

Microchip Technology, Inc. (a)    8,600                       248,325

Micron Technology, Inc. (a)       63,600                      4,968,750

Motorola, Inc.                    97,300                      7,029,925

NVIDIA Corp. (a)                  100                         1,900

PMC-Sierra, Inc. (a)              8,500                       631,656

Rambus, Inc. (a)                  13,300                      999,163

Semtech Corp. (a)                 51,600                      1,844,700

Taiwan Semiconductor              24,600                      492,000
Manufacturing Co. Ltd. ADR
(a)

Texas Instruments, Inc.           178,500                     17,649,188

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ELECTRONICS - CONTINUED

Tokyo Electron Ltd.               18,000                     $ 825,631

Vishay Intertechnology, Inc.      25,600                      334,400

Vitesse Semiconductor Corp.       21,400                      1,106,113
(a)

VLSI Technology, Inc. (a)         25,600                      304,000

Xilinx, Inc. (a)                  69,000                      5,727,000

                                                              76,497,258

ENTERTAINMENT - 0.0%

Fox Entertainment Group, Inc.     4,000                       111,500
(a)

Ticketmaster Online               300                         18,825
CitySearch, Inc. (a)

                                                              130,325

HOME FURNISHINGS - 0.0%

Select Comfort Corp. (a)          100                         2,913

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

ASM Lithography Holding N V       35,000                      1,627,500
(a)

INSURANCE - 0.0%

MONY Group, Inc.                  200                         5,600

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

UBid, Inc. (a)                    100                         8,150

SERVICES - 0.1%

Diamond Technology Partners,      14,100                      421,238
Inc.  Class A (a)

TELEPHONE SERVICES - 0.0%

Covad Communications Group,       200                         10,550
Inc. (a)

TOTAL COMMON STOCKS                                           315,588,250
(Cost $217,370,994)

CASH EQUIVALENTS - 14.4%



Taxable Central Cash Fund (b)     53,192,629                  53,192,629
(Cost $53,192,629)

TOTAL INVESTMENT IN                                         $ 368,780,879
SECURITIES - 100%
(Cost $270,563,623)

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $270,753,741. Net unrealized appreciation aggregated $98,027,138, of which $99,899,242 related to appreciated investment securities and $1,872,104 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 1999 approximately $2,903,000 of losses recognized during the period November 1, 1997 to July 31, 1998.

ADVISOR TECHNOLOGY FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 368,780,879
value  (cost $270,563,623) -
 See accompanying schedule

Receivable for investments                    4,111,070
sold

Receivable for fund shares                    9,700,360
sold

Dividends receivable                          35,163

Interest receivable                           185,162

Other receivables                             1,661

 TOTAL ASSETS                                 382,814,295

LIABILITIES

Payable for investments         $ 8,960,629
purchased

Payable for fund shares          529,945
redeemed

Accrued management fee           151,606

Distribution fees payable        158,943

Other payables and accrued       110,026
expenses

 TOTAL LIABILITIES                            9,911,149

NET ASSETS                                   $ 372,903,146

Net Assets consist of:

Paid in capital                              $ 258,120,031

Accumulated net investment                    (945,314)
loss

Accumulated undistributed net                 17,511,949
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   98,216,480
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 372,903,146

CALCULATION OF MAXIMUM                        $23.20
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($36,795,547 (divided
by)    1,585,755 shares)

 Maximum offering price per                   $24.62
share   (100/94.25 of $23.20)

 CLASS T:  NET ASSET VALUE                    $23.06
and redemption    price per
share ($201,095,759 (divided
by)   8,722,427 shares)

 Maximum offering price per                   $23.90
share   (100/96.50 of $23.06)

 CLASS B:  NET ASSET VALUE                    $22.80
and offering price    per
share ($92,887,593 (divided
by)    4,073,272 shares) A

 CLASS C:  NET ASSET VALUE                    $22.85
and offering price    per
share ($27,901,952 (divided
by)    1,221,221 shares) A

 INSTITUTIONAL CLASS:  NET                    $23.26
ASSET VALUE, offering price
  and redemption price per
share    ($14,222,295
(divided by) 611,394 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
         SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                             $ 90,705
Dividends

Interest                                       554,517

 TOTAL INCOME                                  645,222

EXPENSES

Management fee                   $ 580,009

Transfer agent fees               277,238

Distribution fees                 588,868

Accounting fees and expenses      55,543

Non-interested trustees'          321
compensation

Custodian fees and expenses       7,254

Registration fees                 81,594

Audit                             14,569

Legal                             1,985

Interest                          1,590

Miscellaneous                     640

 Total expenses before            1,609,611
reductions

 Expense reductions               (19,075)     1,590,536

NET INVESTMENT INCOME (LOSS)                   (945,314)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,094,422

 Foreign currency transactions    2,923        21,097,345

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            84,488,927

 Assets and liabilities in        (762)        84,488,165
foreign currencies

NET GAIN (LOSS)                                105,585,510

NET INCREASE (DECREASE) IN                    $ 104,640,196
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (945,314)                   $ (974,989)
income (loss)

 Net realized gain (loss)       21,097,345                    2,748,784

 Change in net unrealized       84,488,165                    4,104,545
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     104,640,196                   5,878,340
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   -                             (6,934,584)
From net realized gain

 In excess of net realized      -                             (2,779,083)
gain

 TOTAL DISTRIBUTIONS            -                             (9,713,667)

Share transactions - net        117,412,210                   80,885,922
increase (decrease)

Redemption fees                 81,835                        79,635

  TOTAL INCREASE (DECREASE)     222,134,241                   77,130,230
IN NET ASSETS

NET ASSETS

 Beginning of period            150,768,905                   73,638,675

 End of period (including      $ 372,903,146                 $ 150,768,905
accumulated net investment
loss of $(945,314) and $0,
respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.88                       $ 15.96               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.05)                         (.08)                 (.10)
D

 Net realized and unrealized      8.36                          .58                   6.13
gain (loss)

 Total from investment            8.31                          .50                   6.03
operations

Less Distributions

 From net realized gain           -                             (1.14)                (.08)

 In excess of net realized        -                             (.45)                 -
gain

 Total distributions              -                             (1.59)                (.08)

Redemption fees added to paid     .01                           .01                   .01
in capital

Net asset value, end of period   $ 23.20                       $ 14.88               $ 15.96

TOTAL RETURN B, C                 55.91%                        4.20%                 60.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,796                      $ 15,414              $ 7,313
(000 omitted)

Ratio of expenses to average      1.31% A                       1.39%                 1.75% A, F
net assets

Ratio of expenses to average      1.30% A, G                    1.35% G               1.70% A, G
net assets after expense
reductions

Ratio of net investment           (.63)% A                      (.59)%                (.79)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31,1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.80                       $ 15.91               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.07)                         (.11)                 (.11)
D

 Net realized and unrealized      8.32                          .56                   6.09
gain (loss)

 Total from investment            8.25                          .45                   5.98
operations

Less Distributions

 From net realized gain           -                             (1.12)                (.08)

 In excess of net realized        -                             (.45)                 -
gain

 Total distributions              -                             (1.57)                (.08)

Redemption fees added to paid     .01                           .01                   .01
in capital

Net asset value, end of period   $ 23.06                       $ 14.80               $ 15.91

TOTAL RETURN B, C                 55.81%                        3.85%                 60.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 201,096                     $ 90,499              $ 57,624
(000 omitted)

Ratio of expenses to average      1.55% A                       1.60%                 1.92% A
net assets

Ratio of expenses to average      1.53% A, F                    1.56% F               1.87% A, F
net assets after expense
reductions

Ratio of net investment           (.87)% A                      (.80)%                (.93)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31,1997.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.68                       $ 15.88               $ 12.88
period

Income from Investment
Operations

 Net investment income (loss)     (.12)                         (.20)                 (.08)
D

 Net realized and unrealized      8.23                          .57                   3.08
gain (loss)

 Total from investment            8.11                          .37                   3.00
operations

Less Distributions

 From net realized gain           -                             (1.13)                -

 In excess of net realized        -                             (.45)                 -
gain

 Total distributions              -                             (1.58)                -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 22.80                       $ 14.68               $ 15.88

TOTAL RETURN B, C                 55.31%                        3.27%                 23.29%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 92,888                      $ 31,041              $ 5,105
(000 omitted)

Ratio of expenses to average      2.09% A                       2.21%                 2.50% A, F
net assets

Ratio of expenses to average      2.07% A, G                    2.18% G               2.45% A, G
net assets after expense
reductions

Ratio of net investment           (1.40)% A                     (1.40)%               (1.41)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31,1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 14.70                       $ 14.28
period

Income from Investment
Operations

 Net investment income (loss)     (.11)                         (.17)
D

 Net realized and unrealized      8.25                          1.27
gain (loss)

 Total from investment            8.14                          1.10
operations

Less Distributions

 From net realized gain           -                             (.49)

 In excess of net realized        -                             (.20)
gain

 Total distributions              -                             (.69)

Redemption fees added to paid     .01                           .01
in capital

Net asset value, end of period   $ 22.85                       $ 14.70

TOTAL RETURN B, C                 55.44%                        8.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 27,902                      $ 6,754
(000 omitted)

Ratio of expenses to average      2.05% A                       2.43% A
net assets

Ratio of expenses to average      2.03% A, F                    2.41% A, F
net assets after expense
reductions

Ratio of net investment           (1.35)% A                     (1.64)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31,1998.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.89                       $ 15.98               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)                         (.04)                 (.06)
D

 Net realized and unrealized      8.38                          .55                   6.12
gain (loss)

 Total from investment            8.36                          .51                   6.06
operations

Less Distributions

 From net realized gain           -                             (1.15)                (.09)

 In excess of net realized        -                             (.46)                 -
gain

 Total distributions              -                             (1.61)                (.09)

Redemption fees added to paid     .01                           .01                   .01
in capital

Net asset value, end of period   $ 23.26                       $ 14.89               $ 15.98

TOTAL RETURN B, C                 56.21%                        4.26%                 60.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 14,222                      $ 7,060               $ 3,598
(000 omitted)

Ratio of expenses to average      .97% A                        1.10%                 1.50% A, F
net assets

Ratio of expenses to average      .95% A, G                     1.07% G               1.44% A, G
net assets after expense
reductions

Ratio of net investment           (.29)% A                      (.30)%                (.50)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED
B TOTAL RETURNS DO FOR
PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31,1997.
F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $273,204,826 and $203,231,159, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 24,361     $ 39

CLASS T    284,680      913

CLASS B    221,597      166,337

CLASS C    58,230       56,088

          $ 588,868    $ 223,377

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 121,569    $ 65,850

CLASS T    221,211      89,952

CLASS B    63,924       63,924*

CLASS C    3,969        3,969*

          $ 410,673    $ 223,695

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 28,695   .30 *

CLASS T                 155,902   .28 *

CLASS B                 68,935    .32 *

CLASS C                 15,522    .27 *

INSTITUTIONAL CLASS     8,184     .21 *

                       $ 277,238

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $24,797 for the period.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $3,584,000. The weighted average interest rate was 5.3%.

6. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $18,671 under this arrangement.

In addition, the fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $404 under the custodian arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,

                                1999                          1998 A

FROM NET REALIZED GAIN

Class A                         $ -                           $ 729,180

Class T                          -                             5,047,886

Class B                          -                             851,766

Class C                          -                             20,288

Institutional Class              -                             285,464

Total                           $ -                           $ 6,934,584

IN EXCESS OF NET REALIZED GAIN

Class A                         $ -                           $ 292,224

Class T                          -                             2,022,976

Class B                          -                             341,351

Class C                          -                             8,130

Institutional Class              -                             114,402

Total                           $ -                           $ 2,779,083

                                $ -                           $ 9,713,667


A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                              DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED  JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A                1999

CLASS A Shares sold              770,276                       964,665              $ 15,079,974

Reinvestment of distributions    -                             69,547                -

Shares redeemed                  (220,576)                     (456,218)             (3,886,307)

Net increase (decrease)          549,700                       577,994              $ 11,193,667

CLASS T Shares sold              3,739,962                     4,279,715            $ 69,541,395

Reinvestment of distributions    -                             495,203               -

Shares redeemed                  (1,133,010)                   (2,282,335)           (18,423,281)

Net increase (decrease)          2,606,952                     2,492,583            $ 51,118,114

CLASS B Shares sold              2,363,629                     1,984,357            $ 44,351,636

Reinvestment of distributions    -                             78,354                -

Shares redeemed                  (405,009)                     (269,419)             (6,724,398)

Net increase (decrease)          1,958,620                     1,793,292            $ 37,627,238

CLASS C Shares sold              849,317                       494,219              $ 15,893,166

Reinvestment of distributions    -                             2,343                 -

Shares redeemed                  (87,485)                      (37,173)              (1,592,327)

Net increase (decrease)          761,832                       459,389              $ 14,300,839

INSTITUTIONAL CLASS Shares       288,555                       485,097              $ 5,694,989
sold

Reinvestment of distributions    -                             27,259                -

Shares redeemed                  (151,228)                     (263,460)             (2,522,637)

Net increase (decrease)          137,327                       248,896              $ 3,172,352



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A

CLASS A Shares sold             $ 13,488,171

Reinvestment of distributions    932,488

Shares redeemed                  (6,419,806)

Net increase (decrease)         $ 8,000,853

CLASS T Shares sold             $ 62,520,538

Reinvestment of distributions    6,737,895

Shares redeemed                  (32,522,809)

Net increase (decrease)         $ 36,735,624

CLASS B Shares sold             $ 28,884,876

Reinvestment of distributions    1,031,825

Shares redeemed                  (3,754,232)

Net increase (decrease)         $ 26,162,469

CLASS C Shares sold             $ 6,924,463

Reinvestment of distributions    27,642

Shares redeemed                  (520,009)

Net increase (decrease)         $ 6,432,096

INSTITUTIONAL CLASS Shares      $ 6,901,286
sold

Reinvestment of distributions    379,700

Shares redeemed                  (3,726,106)

Net increase (decrease)         $ 3,554,880


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3 , 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

9. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.



ADVISOR UTILITIES GROWTH FUND - CLASS A
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL A    19.22%         32.55%       111.43%

FIDELITY ADV UTILITIES - CL A    12.36%         24.93%       99.28%
(INCL. 5.75% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Utilities                     25.56%         36.57%       105.88%

CUMULATIVE TOTAL RETURNS show Class A shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL A      32.55%       36.42%

FIDELITY ADV UTILITIES - CL A      24.93%       33.11%
(INCL. 5.75% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Utilities                       36.57%       34.92%

AVERAGE ANNUAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL A   S&P 500
GS UTILITIES
             00186                       SP001
GS007
  1996/09/03       9425.00                    10000.00
   10000.00
  1996/09/30       9566.38                    10516.69
   10176.08
  1996/10/31      10150.73                    10806.74
   10476.83
  1996/11/30      10697.38                    11623.62
   10911.15
  1996/12/31      10842.70                    11393.36
   10972.81
  1997/01/31      11148.13                    12105.21
   11198.39
  1997/02/28      11310.38                    12200.12
   11368.11
  1997/03/31      10737.71                    11698.81
   10703.10
  1997/04/30      11109.95                    12397.23
   10813.53
  1997/05/31      11816.25                    13151.98
   11421.28
  1997/06/30      12188.49                    13741.19
   11800.54
  1997/07/31      12474.83                    14834.57
   12102.55
  1997/08/31      12169.40                    14003.54
   11763.95
  1997/09/30      13478.33                    14770.51
   12662.62
  1997/10/31      13266.07                    14277.18
   12858.05
  1997/11/30      13893.20                    14938.07
   14071.85
  1997/12/31      14103.80                    15194.56
   14800.43
  1998/01/31      15033.60                    15362.61
   15075.28
  1998/02/28      16412.64                    16470.56
   15318.83
  1998/03/31      17405.13                    17314.02
   16771.80
  1998/04/30      17290.21                    17488.19
   16224.12
  1998/05/31      16736.51                    17187.57
   16023.80
  1998/06/30      16590.24                    17885.73
   16401.68
  1998/07/31      16715.61                    17695.25
   16397.57
  1998/08/31      14260.51                    15136.87
   15244.65
  1998/09/30      15680.46                    16106.54
   16699.19
  1998/10/31      15928.10                    17416.64
   17462.71
  1998/11/30      16626.01                    18472.27
   18082.46
  1998/12/31      18670.65                    19536.64
   19876.18
  1999/01/29      19927.55                    20353.66
   20588.34
IMATRL PRASUN   SHR__CHT 19990131 19990226 145201 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $19,928 - a 99.28% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $20,588 - a 105.88% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR UTILITIES GROWTH FUND - CLASS T
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL T    19.02%         32.19%       110.00%

FIDELITY ADV UTILITIES - CL T    14.85%         27.57%       102.65%
(INCL. 3.50% SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Utilities                     25.56%         36.57%       105.88%

CUMULATIVE TOTAL RETURNS show Class T shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL T      32.19%       36.03%

FIDELITY ADV UTILITIES - CL T      27.57%       34.04%
(INCL. 3.50% SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Utilities                       36.57%       34.92%

AVERAGE ANNUAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL T   S&P 500
GS UTILITIES
             00196                       SP001
GS007
  1996/09/03       9650.00                    10000.00
   10000.00
  1996/09/30       9794.75                    10516.69
   10176.08
  1996/10/31      10393.05                    10806.74
   10476.83
  1996/11/30      10943.10                    11623.62
   10911.15
  1996/12/31      11101.67                    11393.36
   10972.81
  1997/01/31      11404.62                    12105.21
   11198.39
  1997/02/28      11560.98                    12200.12
   11368.11
  1997/03/31      10974.62                    11698.81
   10703.10
  1997/04/30      11345.98                    12397.23
   10813.53
  1997/05/31      12069.16                    13151.98
   11421.28
  1997/06/30      12440.51                    13741.19
   11800.54
  1997/07/31      12733.69                    14834.57
   12102.55
  1997/08/31      12420.97                    14003.54
   11763.95
  1997/09/30      13750.63                    14770.51
   12662.62
  1997/10/31      13533.46                    14277.18
   12858.05
  1997/11/30      14175.09                    14938.07
   14071.85
  1997/12/31      14379.75                    15194.56
   14800.43
  1998/01/31      15329.86                    15362.61
   15075.28
  1998/02/28      16728.34                    16470.56
   15318.83
  1998/03/31      17731.82                    17314.02
   16771.80
  1998/04/30      17603.72                    17488.19
   16224.12
  1998/05/31      17048.60                    17187.57
   16023.80
  1998/06/30      16899.14                    17885.73
   16401.68
  1998/07/31      17027.25                    17695.25
   16397.57
  1998/08/31      14518.53                    15136.87
   15244.65
  1998/09/30      15956.09                    16106.54
   16699.19
  1998/10/31      16208.81                    17416.64
   17462.71
  1998/11/30      16921.04                    18472.27
   18082.46
  1998/12/31      18983.17                    19536.64
   19876.18
  1999/01/29      20265.02                    20353.66
   20588.34
IMATRL PRASUN   SHR__CHT 19990131 19990226 145219 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by January 31, 1999, the value of the investment would have grown to $20,265 - a 102.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $20,588 - a 105.88% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR UTILITIES GROWTH FUND - CLASS B
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL B    18.70%         31.49%       107.96%

FIDELITY ADV UTILITIES - CL B    13.70%         26.49%       104.96%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Utilities                     25.56%         36.57%       105.88%

CUMULATIVE TOTAL RETURNS show Class B shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL B      31.49%       35.48%

FIDELITY ADV UTILITIES - CL B      26.49%       34.67%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                            32.49%       34.28%

GS Utilities                       36.57%       34.92%

AVERAGE ANNUAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             FA UTILITIES GROWTH -CL B   S&P 500
GS UTILITIES
             00189                       SP001
GS007
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10150.00                    10516.69
   10176.08
  1996/10/31      10770.00                    10806.74
   10476.83
  1996/11/30      11340.00                    11623.62
   10911.15
  1996/12/31      11504.32                    11393.36
   10972.81
  1997/01/31      11818.26                    12105.21
   11198.39
  1997/02/28      11980.29                    12200.12
   11368.11
  1997/03/31      11372.67                    11698.81
   10703.10
  1997/04/30      11747.37                    12397.23
   10813.53
  1997/05/31      12496.77                    13151.98
   11421.28
  1997/06/30      12871.47                    13741.19
   11800.54
  1997/07/31      13175.28                    14834.57
   12102.55
  1997/08/31      12841.09                    14003.54
   11763.95
  1997/09/30      14219.71                    14770.51
   12662.62
  1997/10/31      13984.25                    14277.18
   12858.05
  1997/11/30      14639.45                    14938.07
   14071.85
  1997/12/31      14841.43                    15194.56
   14800.43
  1998/01/31      15815.36                    15362.61
   15075.28
  1998/02/28      17243.06                    16470.56
   15318.83
  1998/03/31      18272.33                    17314.02
   16771.80
  1998/04/30      18139.52                    17488.19
   16224.12
  1998/05/31      17552.95                    17187.57
   16023.80
  1998/06/30      17386.94                    17885.73
   16401.68
  1998/07/31      17519.75                    17695.25
   16397.57
  1998/08/31      14929.97                    15136.87
   15244.65
  1998/09/30      16408.14                    16106.54
   16699.19
  1998/10/31      16658.19                    17416.64
   17462.71
  1998/11/30      17372.63                    18472.27
   18082.46
  1998/12/31      19493.97                    19536.64
   19876.18
  1999/01/29      20496.00                    20353.66
   20588.34
IMATRL PRASUN   SHR__CHT 19990131 19990226 145432 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class B on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $20,496 - a 104.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $20,588 - a 105.88% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR UTILITIES GROWTH FUND - CLASS C
PERFORMANCE


PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL C    18.66%         31.43%       107.95%

FIDELITY ADV UTILITIES - CL C    17.66%         30.43%       107.95%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          15.02%         32.49%       103.54%

GS Utilities                     25.56%         36.57%       105.88%

CUMULATIVE TOTAL RETURNS show Class C shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - CL C        31.43%       35.48%

FIDELITY ADV UTILITIES - CL C        30.43%       35.48%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                              32.49%       34.28%

GS Utilities                         36.57%       34.92%

AVERAGE ANNUAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA UTILITIES GROWTH -CL C   S&P 500
GS UTILITIES
             00477                       SP001
GS007
  1996/09/03      10000.00                    10000.00
   10000.00
  1996/09/30      10150.00                    10516.69
   10176.08
  1996/10/31      10770.00                    10806.74
   10476.83
  1996/11/30      11340.00                    11623.62
   10911.15
  1996/12/31      11504.32                    11393.36
   10972.81
  1997/01/31      11818.26                    12105.21
   11198.39
  1997/02/28      11980.29                    12200.12
   11368.11
  1997/03/31      11372.67                    11698.81
   10703.10
  1997/04/30      11747.37                    12397.23
   10813.53
  1997/05/31      12496.77                    13151.98
   11421.28
  1997/06/30      12871.47                    13741.19
   11800.54
  1997/07/31      13175.28                    14834.57
   12102.55
  1997/08/31      12841.09                    14003.54
   11763.95
  1997/09/30      14219.71                    14770.51
   12662.62
  1997/10/31      13984.25                    14277.18
   12858.05
  1997/11/30      14637.79                    14938.07
   14071.85
  1997/12/31      14849.51                    15194.56
   14800.43
  1998/01/31      15822.52                    15362.61
   15075.28
  1998/02/28      17259.93                    16470.56
   15318.83
  1998/03/31      18288.23                    17314.02
   16771.80
  1998/04/30      18144.48                    17488.19
   16224.12
  1998/05/31      17558.47                    17187.57
   16023.80
  1998/06/30      17392.61                    17885.73
   16401.68
  1998/07/31      17525.29                    17695.25
   16397.57
  1998/08/31      14937.96                    15136.87
   15244.65
  1998/09/30      16405.05                    16106.54
   16699.19
  1998/10/31      16655.24                    17416.64
   17462.71
  1998/11/30      17381.97                    18472.27
   18082.46
  1998/12/31      19492.40                    19536.64
   19876.18
  1999/01/29      20795.11                    20353.66
   20588.34
IMATRL PRASUN   SHR__CHT 19990131 19990226 145502 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Class C on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $20,795 - a 107.95% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $20,588 - a 105.88% increase.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR UTILITIES GROWTH FUND
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Saperstone)

NOTE TO SHAREHOLDERS: Peter Saperstone became Portfolio Manager of Fidelity Advisor Utilities Growth Fund on October 30, 1998.

Q. HOW DID THE FUND PERFORM, PETER?

A. For the six months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 19.22%, 19.02%, 18.70%, and 18.66%, respectively. In comparison, the Goldman Sachs Utilities Index - an index of 136 stocks designed to measure the performance of companies in the utilities sector - returned 25.56%. During the same period, the Standard & Poor's 500 Index returned 15.02%. For the 12 months that ended January 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 32.55%, 32.19%, 31.49%, and 31.43%, respectively. The S&P 500 and Goldman Sachs indexes returned 32.49% and 36.57%, respectively, during the same period.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE GOLDMAN SACHS INDEX?

A. The fund's performance relative to the Goldman Sachs index was hurt primarily during the third quarter of 1998, when investors' flight to safety drove down stock prices in the telephone utilities sector and assets flowed into the more conservative electric utilities sector. The fund's large position in telephone stocks and underweighting in electric utilities relative to the index hurt performance during the past six-month period.

Q. BUT WEREN'T TELEPHONE STOCKS AMONG THE BEST PERFORMERS FOR THE
FUND?

A. Yes, they were, but their underperformance in the third quarter really hurt. However, with the exception of that quarter, telephone stocks accounted for the majority of the fund's solid return. Telephone companies continued to increase earnings and revenues faster than other sectors in the utilities industry due to strong demand for telecommunications equipment and data services. Consequently, these stocks reaped the rewards of their success and positive investor sentiment.

Q. WHAT WAS THE MARKET ENVIRONMENT LIKE FOR ELECTRIC UTILITIES?

A. It's been difficult. Many of these stocks have been out of favor for a while and are starting to look inexpensive considering the stable earnings growth of some electric utility companies. Lately I've been buying some electric utilities because they are looking more attractive on a relative basis.

Q. WHICH STOCKS WERE THE MAJOR CONTRIBUTORS TO TOTAL RETURN?

A. MCI WorldCom's stock continued to provide a significant boost to the fund's total return. The company continues to be one of the most compelling growth stories in the industry as a whole. MCI WorldCom is one of the best-positioned telecommunications companies in the data and Internet market, which could drive higher revenue growth than the industry. Another solid performer for the fund was Qwest Communications. This company offers a high-capacity fiber-optic network to deliver data communications; the stock appreciated significantly in response to the strong growth outlook for data-networking traffic.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. I have sold the fund's holdings in Smartalk, but before I did, the stock hurt total return as its price plummeted in response to financial difficulties. Owning Tel-Save.com stock was quite a roller-coaster ride during the period. During January the stock dropped from a daily trading high of approximately $22 to close at around $12.50 at the end of the period. The stock dropped primarily in response to investors' concerns regarding management changes and when its proposed merger with GTE fell apart.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. I don't anticipate any major changes to the fund's holdings and asset allocation. In the short term, the fund is positioned to take advantage of the growth potential in the telecommunications sector. However, if the market continues to bid up the prices of telephone utilities, I may continue to take some profits for the fund. Most likely, any changes to the fund's holdings would be in an effort to lower the fund's risk profile or to capitalize on any opportunities in other sectors, such as electric utilities, which offer some compelling stock valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME
BASED ON MARKET AND OTHER CONDITIONS.

(checkmark)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$71 million

MANAGER: Peter Saperstone, since 1998;
joined Fidelity in 1995

ADVISOR UTILITIES GROWTH FUND

INVESTMENT SUMMARY




TOP TEN STOCKS AS OF JANUARY
31, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              11.0

SBC Communications, Inc.        5.7

Bell Atlantic Corp.             5.0

Tele-Communications, Inc.       4.1
(TCI Group) Series A

MediaOne Group, Inc.            4.0

OY Nokia AB sponsored ADR       3.9

AirTouch Communications, Inc.   3.9

AT&T Corp.                      3.6

McLeodUSA, Inc. Class A         3.5

Ameritech Corp.                 3.5

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Telephone Services 54.9%
Broadcasting 15.5%
Electric Utility 7.6%
Cellular 6.6%
Communications Equipment 4.8%
All Others 10.6%*

Row: 1, Col: 1, Value: 54.9
Row: 1, Col: 2, Value: 15.5
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 6.6
Row: 1, Col: 5, Value: 4.8
Row: 1, Col: 6, Value: 10.6

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR UTILITIES GROWTH FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.5%

                                 SHARES                    VALUE (NOTE 1)

BROADCASTING - 13.1%

Cablevision Systems Corp.         20,000                   $ 1,347,500
Class A (a)

MediaOne Group, Inc.              50,000                    2,803,125

Metromedia Fiber Network,         47,100                    2,157,769
Inc.  Class A (a)

Tele-Communications, Inc.         42,527                    2,915,757
(TCI Group) Series A (a)

                                                            9,224,151

CELLULAR - 6.6%

AirTouch Communications, Inc.     28,300                    2,732,719
(a)

Century Telephone                 3,800                     258,400
Enterprises, Inc.

Nextel Communications, Inc.       9,100                     291,200
Class A (a)

SkyTel Communications, Inc.       19,100                    503,763
(a)

Telephone & Data Systems,         10,000                    532,500
Inc.

Teligent, Inc. Class A (a)        9,500                     332,500

                                                            4,651,082

COMMUNICATIONS EQUIPMENT - 4.8%

Intermedia Communications,        47,267                    655,830
Inc. (a)

OY Nokia AB sponsored ADR         19,100                    2,750,400

                                                            3,406,230

COMPUTER SERVICES & SOFTWARE
- 0.4%

Convergys Corp. (a)               14,300                    257,400

ELECTRIC UTILITY - 7.6%

AES Corp. (a)                     9,500                     320,031

CMS Energy Corp.                  31,700                    1,357,156

Duke Energy Corp.                 24,294                    1,501,673

Entergy Corp.                     18,100                    532,819

Montana Power Co.                 10,500                    551,250

PG&E Corp.                        34,300                    1,095,456

                                                            5,358,385

ELECTRICAL EQUIPMENT - 0.9%

American Superconductor Corp.     52,500                    616,875
(a)

GAS - 0.6%

Williams Companies, Inc.          11,981                    395,373

OIL & GAS - 0.6%

Coastal Corp. (The)               15,050                    448,678

TELEPHONE SERVICES - 54.9%

ALLTEL Corp.                      33,700                    2,175,756

Ameritech Corp.                   38,100                    2,481,263

AT&T Corp.                        28,175                    2,556,881

BCE, Inc.                         2,500                     112,163

Bell Atlantic Corp.               58,800                    3,528,000

BellSouth Corp.                   38,200                    1,704,675

Cincinnati Bell, Inc.             14,300                    290,469

Commonwealth Telephone            30,000                    948,750
Enterprises, Inc. (a)

COMSAT Corp. Series 1             14,300                    473,688

Covad Communications Group,       16,200                    854,550
Inc. (a)

Frontier Corp.                    19,800                    715,275



                                 SHARES                    VALUE (NOTE 1)

Global TeleSystems Group,         11,800                   $ 738,975
Inc. (a)

GTE Corp.                         25,900                    1,748,250

ICG Communications, Inc. (a)      20,000                    376,250

MCI WorldCom, Inc. (a)            96,630                    7,706,241

McLeodUSA, Inc. Class A (a)       60,000                    2,493,750

Qwest Communications              20,061                    1,202,406
International, Inc. (a)

SBC Communications, Inc.          73,900                    3,990,600

Sprint Corp. (FON Group)          13,300                    1,115,538

Tel-Save.com, Inc. (a)            133,650                   1,695,684

U.S. WEST, Inc.                   16,100                    993,169

WinStar Communications, Inc.      15,600                    669,825
(a)

                                                            38,572,158

TOTAL COMMON STOCKS                                         62,930,332
(Cost $47,885,372)

CONVERTIBLE PREFERRED STOCKS
- 2.4%



BROADCASTING - 2.4%

MediaOne Group, Inc. $3.63        20,500                    1,686,125
PIES (Cost $1,329,938)

CASH EQUIVALENTS - 8.1%



Taxable Central Cash Fund (b)     5,689,628                 5,689,628
(Cost $5,689,628)

TOTAL INVESTMENT IN                                       $ 70,306,085
SECURITIES - 100%
(Cost $54,904,938)

SECURITY TYPE ABBREVIATIONS
PIES - Premium Income Equity Securities

LEGEND
(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $54,997,793. Net unrealized appreciation aggregated $15,308,292, of which $15,757,180 related to appreciated investment securities and $448,888 related to depreciated investment securities.

ADVISOR UTILITIES GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 70,306,085
value  (cost $54,904,938) -
See accompanying schedule

Receivable for investments                   1,987,790
sold

Receivable for fund shares                   807,396
sold

Dividends receivable                         124,947

Interest receivable                          17,415

 TOTAL ASSETS                                73,243,633

LIABILITIES

Payable for investments        $ 1,279,570
purchased

Payable for fund shares         153,943
redeemed

Accrued management fee          32,225

Distribution fees payable       37,151

Other payables and  accrued     42,694
expenses

 TOTAL LIABILITIES                           1,545,583

NET ASSETS                                  $ 71,698,050

Net Assets consist of:

Paid in capital                             $ 58,610,556

Distributions in excess of                   (43,912)
net investment income

Accumulated undistributed net                (2,269,754)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  15,401,160
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 71,698,050

CALCULATION OF MAXIMUM                       $17.44
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption     price per
share ($5,916,829 (divided
by)     339,290 shares)

 Maximum offering price per                  $18.50
share    (100/94.25 of
$17.44)

 CLASS T:  NET ASSET VALUE                   $17.39
and redemption     price per
share ($29,396,576 (divided
by)     1,690,635 shares)

 Maximum offering price per                  $18.02
share    (100/96.50 of
$17.39)

 CLASS B:  NET ASSET VALUE                   $17.25
and offering price     per
share ($24,652,641 (divided
by)     1,429,347 shares) A

 CLASS C:  NET ASSET VALUE                   $17.24
and offering price    per
share ($7,627,279 (divided
by)     442,384 shares) A

 INSTITUTIONAL CLASS:  NET                   $17.46
ASSET VALUE, offering price
  and redemption price per
share     ($4,104,725
(divided by) 235,098 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
           SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)

INVESTMENT INCOME                              $ 341,101
Dividends

Interest                                        88,478

 TOTAL INCOME                                   429,579

EXPENSES

Management fee                   $ 146,735

Transfer agent fees               66,390

Distribution fees                 165,119

Accounting fees and expenses      30,157

Non-interested trustees'          87
compensation

Custodian fees and expenses       6,792

Registration fees                 48,460

Audit                             14,433

Legal                             471

Miscellaneous                     103

 Total expenses before            478,747
reductions

 Expense reductions               (9,721)       469,026

NET INVESTMENT INCOME (LOSS)                    (39,447)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,356,654)

 Foreign currency transactions    (794)         (1,357,448)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            12,721,048

 Assets and liabilities in        9             12,721,057
foreign currencies

NET GAIN (LOSS)                                 11,363,609

NET INCREASE (DECREASE) IN                     $ 11,324,162
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (39,447)                    $ (83,903)
income (loss)

 Net realized gain (loss)       (1,357,448)                   4,505,946

 Change in net unrealized       12,721,057                    1,230,081
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     11,324,162                    5,652,124
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   -                             (36,379)
From net investment income

 In excess of net investment    (4,595)                       -
income

 From net realized gain         (2,519,900)                   (1,479,046)

 In excess of net realized      (912,306)                     -
gain

 TOTAL DISTRIBUTIONS            (3,436,801)                   (1,515,425)

Share transactions - net        20,857,391                    26,882,209
increase (decrease)

Redemption fees                 11,931                        21,301

  TOTAL INCREASE (DECREASE)     28,756,683                    31,040,209
IN NET ASSETS

NET ASSETS

 Beginning of period            42,941,367                    11,901,158

 End of period (including      $ 71,698,050                  $ 42,941,367
under (over) distribution of
net investment income of
$(43,912) and $130,
respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 16.00                       $ 13.07               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .02                           (.02)                 .12
D

 Net realized and unrealized      2.62                          4.19                  3.09
gain (loss)

 Total from investment            2.64                          4.17                  3.21
operations

Less Distributions

 From net investment income       -                             (.04) H               (.03)

 From net realized gain           (.88)                         (1.21) H              (.11)

 In excess of net realized        (.32)                         -                     -
gain

 Total distributions              (1.20)                        (1.25)                (.14)

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.44                       $ 16.00               $ 13.07

TOTAL RETURN B, C                 19.22%                        33.99%                32.36%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,917                       $ 3,186               $ 531
(000 omitted)

Ratio of expenses to average      1.54% A                       1.75% E               1.75% A, E
net assets

Ratio of expenses to average      1.50% A, G                    1.72% G               1.75% A
net assets after expense
reductions

Ratio of net investment           .23% A                        (.11)%                1.09% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
F FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31,1997.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).
H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.


FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 15.95                       $ 13.03               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.04)                 .08
D

 Net realized and unrealized      2.61                          4.17                  3.09
gain (loss)

 Total from investment            2.61                          4.13                  3.17
operations

Less Distributions

 From net investment income       -                             (.03)                 (.03)

 From net realized gain           (.86)                         (1.19)                (.11)

 In excess of net realized        (.31)                         -                     -
gain

 Total distributions              (1.17)                        (1.22)                (.14)

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.39                       $ 15.95               $ 13.03

TOTAL RETURN B, C                 19.02%                        33.72%                31.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 29,397                      $ 19,918              $ 7,085
(000 omitted)

Ratio of expenses to average      1.79% A                       1.94%                 2.00% A, E
net assets

Ratio of expenses to average      1.75% A, G                    1.90% G               2.00% A
net assets after expense
reductions

Ratio of net investment           (.02)% A                      (.23)%                .79% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
F FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31,1997.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 15.83                       $ 13.01               $ 11.76
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.13)                 .02
D

 Net realized and unrealized      2.59                          4.16                  1.23
gain (loss)

 Total from investment            2.55                          4.03                  1.25
operations

Less Distributions

 From net investment income       -                             (.03) H               -

 From net realized gain           (.83)                         (1.19) H              -

 In excess of net realized        (.30)                         -                     -
gain

 Total distributions              (1.13)                        (1.22)                -

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.25                       $ 15.83               $ 13.01

TOTAL RETURN B, C                 18.70%                        32.97%                10.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 24,653                      $ 12,919              $ 2,039
(000 omitted)

Ratio of expenses to average      2.27% A                       2.50% E               2.50% A, E
net assets

Ratio of expenses to average      2.23% A                       2.47% H               2.50% A
net assets after expense
reductions

Ratio of net investment           (.49)% A                      (.85)%                .32% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
F FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31,1997.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).
H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.


FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 F

Net asset value, beginning of    $ 15.85                       $ 13.90
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.10)
D

 Net realized and unrealized      2.57                          3.16
gain (loss)

 Total from investment            2.54                          3.06
operations

Less Distributions                -                             (.02)
 From net investment income

 From net realized gain           (.84)                         (1.10)

 In excess of net realized        (.31)                         -
gain

 Total distributions              (1.15)                        (1.12)

Redemption fees added to paid     .00                           .01
in capital

Net asset value, end of period   $ 17.24                       $ 15.85

TOTAL RETURN B, C                 18.66%                        23.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,627                       $ 3,489
(000 omitted)

Ratio of expenses to average      2.27% A                       2.50% A, E
net assets

Ratio of expenses to average      2.23% A, G                    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.48)% A                      (.91)% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%

A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
F FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31,1998.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 16.02                       $ 13.09               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .04                           .04                   .14

 Net realized and unrealized      2.62                          4.17                  3.10
gain (loss)

 Total from investment            2.66                          4.21                  3.24
operations

Less Distributions                -                             (.07) H               (.04)
 From net investment income

 In excess of net investment      (.02)                         -                     -
income

 From net realized gain           (.88)                         (1.22) H              (.11)

 In excess of net realized        (.32)                         -                     -
gain

 Total distributions              (1.22)                        (1.29)                (.15)

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.46                       $ 16.02               $ 13.09

TOTAL RETURN B, C                 19.35%                        34.36%                32.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,105                       $ 3,430               $ 2,246
(000 omitted)

Ratio of expenses to average      1.18% A                       1.46%                 1.50% A, E
net assets

Ratio of expenses to average      1.14% A, G                    1.43% G               1.50% A
net assets after expense
reductions

Ratio of net investment           .58% A                        .30%                  1.29% A
income to average net assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
F FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31,1997.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).
H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Utilities Growth Fund (the fund) is a fund of
Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts'

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $49,412,560 and $36,026,001, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,674      $ 31

CLASS T    53,559       200

CLASS B    83,885       62,914

CLASS C    23,001       21,303

          $ 165,119    $ 84,448

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 36,451     $ 16,376

CLASS T    42,659       13,924

CLASS B    8,594        8,594 *

CLASS C    3,397        3,397 *

          $ 91,101     $ 42,291

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 5,390   .29 *

CLASS T                 29,669   .28 *

CLASS B                 22,378   .27 *

CLASS C                 6,060    .27 *

INSTITUTIONAL CLASS     2,893    .17 *

                       $ 66,390

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,582 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $6,340 under this arrangement.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $3,381 under the custodian arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:


                                SIX MONTHS ENDED JANUARY  YEAR ENDED
                                31,1999                   JULY 31, 1998 A

FROM NET INVESTMENT INCOME

Class A                         $ -                       $ 1,800

Class T                          -                         13,527

Class B                          -                         4,591

Class C                          -                         250

Institutional Class              -                         16,211

Total                           $ -                       $ 36,379

IN EXCESS OF NET INVESTMENT
INCOME

Class A                         $ -                       $ -

Class T                          -                         -

Class B                          -                         -

Class C                          -                         -

Institutional Class              4,595                     -

Total                           $ 4,595                   $ -

FROM NET REALIZED GAIN

Class A                         $ 196,351                 $ 66,066

Class T                          1,112,834                 749,717

Class B                          793,632                   267,630

Class C                          228,948                   16,996

Institutional Class              188,135                   378,637

Total                           $ 2,519,900               $ 1,479,046

IN EXCESS OF NET REALIZED GAIN

Class A                         $ 71,087                  $ -

Class T                          402,891                   -

Class B                          287,327                   -

Class C                          82,888                    -

Institutional Class              68,113                    -

Total                           $ 912,306                 $ -

                                $ 3,436,801               $ 1,515,425

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              183,877                       171,774             $ 2,791,824

Reinvestment of distributions    17,187                        4,614                223,574

Shares redeemed                  (60,829)                      (17,947)             (873,296)

Net increase (decrease)          140,235                       158,441             $ 2,142,102

CLASS T Shares sold              700,888                       1,165,712           $ 10,366,054

Reinvestment of distributions    110,367                       53,698               1,431,839

Shares redeemed                  (369,043)                     (514,685)            (5,458,385)

Net increase (decrease)          442,212                       704,725             $ 6,339,508

CLASS B Shares sold              687,188                       725,510             $ 9,928,754

Reinvestment of distributions    65,771                        15,242               845,860

Shares redeemed                  (139,835)                     (81,233)             (2,038,308)

Net increase (decrease)          613,124                       659,519             $ 8,736,306

CLASS C Shares sold              253,340                       225,634             $ 3,885,610

Reinvestment of distributions    17,795                        1,164                228,715

Shares redeemed                  (48,865)                      (6,684)              (737,379)

Net increase (decrease)          222,270                       220,114             $ 3,376,946

INSTITUTIONAL CLASS Shares       37,839                        310,409             $ 542,433
sold

Reinvestment of distributions    18,454                        22,979               240,109

Shares redeemed                  (35,272)                      (290,942)            (520,013)

Net increase (decrease)          21,021                        42,446              $ 262,529



                                DOLLARS

                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 2,671,006

Reinvestment of distributions    61,624

Shares redeemed                  (275,348)

Net increase (decrease)         $ 2,457,282

CLASS T Shares sold             $ 17,577,615

Reinvestment of distributions    715,847

Shares redeemed                  (7,904,206)

Net increase (decrease)         $ 10,389,256

CLASS B Shares sold             $ 11,176,610

Reinvestment of distributions    202,512

Shares redeemed                  (1,222,194)

Net increase (decrease)         $ 10,156,928

CLASS C Shares sold             $ 3,470,986

Reinvestment of distributions    15,529

Shares redeemed                  (107,792)

Net increase (decrease)         $ 3,378,723

INSTITUTIONAL CLASS Shares      $ 4,630,856
sold

Reinvestment of distributions    307,065

Shares redeemed                  (4,437,901)

Net increase (decrease)         $ 500,020


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.





INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

(dagger) CUSTODIAN FOR FIDELITY ADVISOR NATURAL RESOURCES FUND ONLY

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

Brown Brothers Harriman & Co. (dagger)
Boston, MA

FOCUS FUNDS

Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital
Appreciation Fund
Fidelity Advisor International Capital
Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuantSM  Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund




(fidelity_logo_graphic)(registered trademark)
Fidelity Investments Institutional Services Co., Inc.
P.O. Box 505422
Cincinnati, OH  45250-5422

BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

RECYCLE LOGO Printed on recycled paper

AFOC-SANN-0399    71974
1.700839.101




(2_FIDELITY_LOGOS)(registered trademark)

FIDELITY ADVISOR
FOCUS FUNDS SM
INSTITUTIONAL CLASS

Consumer Industries
Cyclical Industries
Financial Services
Health Care
Natural Resources
Technology
Utilities Growth

SEMIANNUAL REPORT
JANUARY 31, 1999

CONTENTS

PERFORMANCE OVERVIEW  4

CONSUMER INDUSTRIES   5  PERFORMANCE
                      6  FUND TALK: THE MANAGER'S OVERVIEW
                      7  INVESTMENT SUMMARY
                      8  INVESTMENTS
                     11  FINANCIAL STATEMENTS
                     15  NOTES TO THE FINANCIAL STATEMENTS

CYCLICAL INDUSTRIES  20  PERFORMANCE
                     21  FUND TALK: THE MANAGER'S OVERVIEW
                     22  INVESTMENT SUMMARY
                     23  INVESTMENTS
                     25  FINANCIAL STATEMENTS
                     29  NOTES TO THE FINANCIAL STATEMENTS


FINANCIAL SERVICES   33  PERFORMANCE
                     34  FUND TALK: THE MANAGER'S OVERVIEW
                     35  INVESTMENT SUMMARY
                     36  INVESTMENTS
                     38  FINANCIAL STATEMENTS
                     42  NOTES TO THE FINANCIAL STATEMENTS

HEALTH CARE          47  PERFORMANCE
                     48  FUND TALK: THE MANAGER'S OVERVIEW
                     49  INVESTMENT SUMMARY
                     50  INVESTMENTS
                     52  FINANCIAL STATEMENTS
                     56  NOTES TO THE FINANCIAL STATEMENTS

NATURAL RESOURCES    61  PERFORMANCE
                     62  FUND TALK: THE MANAGER'S OVERVIEW
                     63  INVESTMENT SUMMARY
                     64  INVESTMENTS
                     66  FINANCIAL STATEMENTS
                     70  NOTES TO THE FINANCIAL STATEMENTS

TECHNOLOGY           75  PERFORMANCE
                     76  FUND TALK: THE MANAGER'S OVERVIEW
                     77  INVESTMENT SUMMARY
                     78  INVESTMENTS
                     80  FINANCIAL STATEMENTS
                     84  NOTES TO THE FINANCIAL STATEMENTS

UTILITIES GROWTH     89  PERFORMANCE
                     90  FUND TALK: THE MANAGER'S OVERVIEW
                     91  INVESTMENT SUMMARY
                     92  INVESTMENTS
                     93  FINANCIAL STATEMENTS
                     97  NOTES TO THE FINANCIAL STATEMENTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo)This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE OVERVIEW

Predictable only for its volatility, the U.S. stock market gave investors a wild - and oftentimes profitable - ride during the six-month period ending January 31, 1999. In that time, the Standard & Poor's 500 Index - a popular measure of the U.S. stock market - returned 15.02%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - had a 6.27% increase over the past six months. Meanwhile, the technology-laden NASDAQ Index posted a whopping 33.83% return during the same time frame.

Those numbers belie the continual tug-of-war between investors' positive outlook for the U.S. equity market, and the international events that threatened to undermine that confidence. As the period opened, stocks were being slowly dragged downward from their record high in mid-July. At the other end of the rope: the ongoing financial crisis in Asia, which began to loosen the sure grip many investors held on the domestic stock markets. The battle became even more lopsided when Russia joined the fray. Its escalating economic and political disasters culminated in a series of loan defaults and a subsequent devaluation of the ruble. Investor reaction was swift and extreme: They loosened their grasp on the equity market and the Dow plunged 512.61 points on August 31 - erasing all previous gains for the year.

Seeking the sanctity of a less volatile haven, investors found refuge in U.S. Treasuries. There they paused to catch their collective breath, anxious about the prospect of what looked almost assuredly like an impending bear market. While Treasury yields dropped to their lowest yield levels in three decades, new fears loomed on the horizon. The specter of presidential impeachment hearings recalled memories of the 1970s' bear market during the Watergate scandal. Also, rumors of troubled hedge funds and their potential impact on the nation's economy added to the maelstrom.

Faced with the possibility of global economic chaos, the U.S. Federal Reserve Board stepped in. To address the lack of confidence in domestic and global equity markets, the Fed instituted its first in a series of three separate 0.25% interest-rate cuts. The first quarter-point cut in the fed funds rate came on September 29. However, investor reaction was less than overwhelming, as many expressed disappointment that the cut was not deeper. Then, in a surprise move, the Fed slashed rates another quarter-point on October 15, and the Dow responded with its third-greatest single-day point gain ever. The third rate cut - a so-called "insurance" cut on November 17 - was the final brick in the foundation that the stock market needed to support a fourth-quarter rally. Technology stocks, particularly the high-flying Internet issues, helped drive stock market performance to new heights. Strong holiday sales also lifted confidence heading into the new year.

Despite all the worldwide financial and economic concerns, the S&P 500(Registered trademark) index notched a record fourth-straight year of returns exceeding 20%. The Dow Jones Industrial Average had its fourth consecutive year of double digit returns - also a new record.

As 1999 began, the U.S. economy continued to demonstrate its strength. High levels of employment, low inflation, strong consumer buying patterns and low interest rates sparked hopes of continued growth. The stock market, meanwhile, sustained its momentum in January. Despite some instances of profit-taking in technology issues, the S&P 500 index, Dow Jones Industrial Average and NASDAQ all reached record highs in the first month of 1999. Even concerns over Brazil's currency devaluation were hard pressed to put the brakes on the soaring equity markets.

Individual sector performance was mixed during the six-month period ending January 31, 1999. TECHNOLOGY stocks were the primary factor behind the market's fourth-quarter rally in 1998 and solid performance through the first month of 1999. Internet stocks were particularly strong. The Internet became a more and more viable and sought-after medium for advertisers, and continues to transform how individuals source information and conduct business. Excess inventories and slow demand from Asia hurt technology earlier in the period. By the end of 1998, however, nine out of the top 10 best-performing stocks in the S&P 500 were technology stocks.

HEALTH CARE stocks also contributed to the market's overall success, continuing their trend of recent strong performance. The pharmaceutical arena, buoyed by strong pipelines of new products, the ability to bring products to market more rapidly and the demands of an aging population, helped boost the performance of health care stocks overall. The health care sector in general also benefited from its somewhat "economy-proof" nature; people need health care regardless of whether the economy is weak or strong.

Currency devaluations in Russia and Brazil, as well as Russia's loan defaults, were particularly detrimental to the performance of FINANCE stocks during the six-month period ending January 31, 1999. On a more recent note, however, stable economic growth, coupled with nonexistent inflation, buoyed the financial sector in January of 1999.

The period's hardest-hit group of stocks proved to be NATURAL RESOURCES. Overproduction, lack of demand, unusually warm winters and weak global economic growth contributed to weak results nearly across the board. Electric utilities, oil, gas, and paper and forest stocks posted mostly flat to negative returns. Crude oil prices hit a 12-year low, natural gas prices were at a seven-year low and the number of rigs drilling for oil and gas was at a 49-year low.

The poor performance of electric utilities also detracted from the overall returns of UTILITY stocks in general. In addition, many telecommunications stocks in the utilities sector were battered during the third quarter of 1998 as investors fled the equity markets in search of safer, less volatile investments. With the exception of that quarter, telephone utility stocks benefited greatly as demand for data networking and communications increased tremendously.

CYCLICAL INDUSTRIES - those whose performance usually moves in line with prevailing economic conditions - turned in mixed results. Automobile stocks performed well as auto sales reached record levels. Conversely, industrial commodities suffered from the state of the global economy. Stocks in the CONSUMER INDUSTRIES sector also posted mixed returns. Companies with significant business outside the U.S. took it on the chin during the global economic turmoil, while retailers - which typically have little international exposure - generally performed well during the period.

ADVISOR CONSUMER INDUSTRIES FUND - INSTITUTIONAL CLASS

PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31,       PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND
1996

FIDELITY ADV CONSUMER - INST CL  12.81%         32.33%       95.89%

S&P 500 (registered trademark)   15.02%         32.49%       103.54%

GS Consumer Industries           11.15%         27.43%       84.43%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the peformance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31,         PAST 1 YEAR  LIFE OF FUND
1996

FIDELITY ADV CONSUMER - INST CL    32.33%       32.17%

S&P 500                            32.49%       34.28%

GS Consumer Industries             27.43%       28.90%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Consumer Ind -CL I       S&P 500                     GS Consumer Industries
             00205                       SP001                       GS002
  1996/09/03      10000.00                    10000.00                    10000.00
  1996/09/30      10560.00                    10516.69                    10513.26
  1996/10/31      10680.00                    10806.74                    10515.20
  1996/11/30      11050.00                    11623.62                    11025.10
  1996/12/31      10860.20                    11393.36                    10884.77
  1997/01/31      11383.58                    12105.21                    11305.36
  1997/02/28      11524.49                    12200.12                    11695.56
  1997/03/31      11192.34                    11698.81                    11296.69
  1997/04/30      11383.58                    12397.23                    11790.13
  1997/05/31      12259.24                    13151.98                    12465.57
  1997/06/30      12883.27                    13741.19                    12976.04
  1997/07/31      13597.89                    14834.57                    13662.47
  1997/08/31      13124.83                    14003.54                    12875.85
  1997/09/30      13966.13                    14770.51                    13567.42
  1997/10/31      13723.24                    14277.18                    13296.15
  1997/11/30      14407.74                    14938.07                    14130.89
  1997/12/31      14871.94                    15194.56                    14591.98
  1998/01/31      14803.03                    15362.61                    14472.66
  1998/02/28      15871.05                    16470.56                    15602.11
  1998/03/31      16789.78                    17314.02                    16489.31
  1998/04/30      16686.43                    17488.19                    16327.46
  1998/05/31      16778.30                    17187.57                    16451.19
  1998/06/30      17628.12                    17885.73                    17157.68
  1998/07/31      17363.99                    17695.25                    16593.20
  1998/08/31      14917.87                    15136.87                    14250.87
  1998/09/30      15096.88                    16106.54                    14330.43
  1998/10/31      16925.69                    17416.64                    16100.92
  1998/11/30      17919.87                    18472.27                    17178.98
  1998/12/31      19208.63                    19536.64                    18227.30
  1999/01/29      19589.12                    20353.66                    18442.58
IMATRL PRASUN   SHR__CHT 19990131 19990226 104404 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment would have grown to $19,589 - a 95.89% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,443 - a 84.43% increase.

(CHECKMARK)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CONSUMER INDUSTRIES FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Doug Chase)

An interview with
Doug Chase, Portfolio Manager of Fidelity Advisor Consumer Industries
Fund

Q. HOW DID THE FUND PERFORM, DOUG?

A. During the six-month period that ended January 31, 1999, the fund's Institutional Class shares returned 12.81%. During the same period, the Standard & Poor's 500 Index returned 15.02%. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 11.15% over the same six-month period. During the 12-month period ending January 31, 1999, the fund's Institutional Class shares returned 32.33%. By comparison, the S&P 500 index and the Goldman Sachs Consumer Industries Index returned 32.49% and 27.43%, respectively, during the same 12-month period.

Q. WHAT WAS YOUR STRATEGY DURING THIS VOLATILE PERIOD?

A. I looked for opportunities to buy undervalued companies, as well as companies that appeared to have the best business trends at the time. In the beginning of August, I began to shift from retailing stocks to multinational companies, because multinationals were cheap and retailers were getting expensive. When the market plummeted in late August, retailing took it on the chin, and as retail stocks got cheaper, I added more to the portfolio. With the approach of the end of the calendar year - the usual time for retail stock sell-offs - I decided that conditions still looked positive after talking to the management of many retailers, so I pared back the fund's multinational holdings and added even more retail stocks. Within the consumer products area, I stayed focused on household products and personal care during the year rather than on food, beverage and tobacco. The first two groups tend to have higher sales growth and better earnings growth over time, because it's much easier to innovate in these areas.

Q. HOW MUCH OF AN IMPACT DID GLOBAL ECONOMIC PROBLEMS HAVE ON THE
FUND?

A. Among consumer stocks, I observed that if the majority of a company's sales came from the U.S. and it made its earnings targets, its stock performed well. If the majority of sales came from outside the U.S., then its stock did poorly, whether or not the company made its earnings targets. So, multinational companies like Coca-Cola, Gillette and Avon were punished, regardless of the impact on their earnings from international economic problems.

Q. WHICH STOCKS PERFORMED WELL?

A. By their nature, retailers operate primarily in the U.S., so they generally performed well during the period. Dayton Hudson - which owns discounter Target Stores - Lowe's hardware stores and Saks all performed strongly. Wal-Mart, the fund's number-one holding at the end of the period, was a stellar performer, benefiting from its steadily increasing market share and its growing earnings. First Brands, the maker of Glad Bag products, was acquired by Clorox, and its stock price increased as a result. Clorox also performed well based on its earnings and volume growth. Drug chains Walgreen's and CVS did very well, benefiting from steady earnings growth.

Q. WHICH STOCKS DISAPPOINTED?

A. As I mentioned earlier, Gillette, one of the fund's top holdings, recovered well in December and January, but didn't do as well as I expected. Gillette did have lower earnings, but it also had a great story - its launch of the new Mach 3 razor. Although the launch of the razor was a huge success, it could not offset the impact of the global economic crisis. Coca-Cola was another disappointment. With the majority of its sales outside the U.S., Coca-Cola had significant international exposure, and its stock performed poorly. Avon was an even bigger disappointment, because in spite of meeting earnings targets and maintaining earnings estimates, its stock was extremely volatile, simply because the majority of its business is outside the U.S.

Q. WHAT'S YOUR OUTLOOK, DOUG?

A. I'm always cautious. Consumer activity is very strong right now, but the U.S. may not have absorbed the total impact of the world's economic problems. It is possible that the U.S. economy simply cannot strengthen much further without triggering wage inflation. Stocks have become much more expensive without a corresponding decline in interest rates to justify their higher price-to-earnings ratios. I'm continuing to take a bottom-up approach, picking high-quality stocks rather than betting on the direction of the economy. I'm also taking a long-term view, waiting for opportunities to present themselves rather than trying to predict the future or reacting emotionally to events in the market. So far, that's proved to be a successful strategy for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK) FUND FACTS
START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$33 million

MANAGER: Doug Chase, since 1997;
joined Fidelity in 1993

ADVISOR CONSUMER INDUSTRIES FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                               % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.           6.9

Philip Morris Companies, Inc.   4.9

Procter & Gamble Co.            4.5

Home Depot, Inc.                3.2

Gillette Co.                    2.8

McDonald's Corp.                2.6

Clorox Co.                      2.5

PepsiCo, Inc.                   2.5

Time Warner, Inc.               2.2

CBS Corp.                       2.2

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Row: 1, Col: 1, Value: 12.9
Row: 1, Col: 2, Value: 12.5
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 7.0
Row: 1, Col: 5, Value: 6.9
Row: 1, Col: 6, Value: 49.9

General Merchandise Stores 12.9%
Household Products 12.5%
Broadcasting 10.8%
Foods 7.0%
Beverages 6.9%
All Others 49.9%*

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR CONSUMER INDUSTRIES FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.9%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 1.7%

Interpublic Group of              3,100                    $ 245,288
Companies, Inc.

Omnicom Group, Inc.               3,100                     198,400

Outdoor Systems, Inc. (a)         4,562                     131,158

                                                            574,846

AIR TRANSPORTATION - 0.4%

Viad Corp.                        4,400                     126,225

APPAREL STORES - 3.8%

Abercrombie & Fitch Co. Class     2,995                     229,118
A (a)

AnnTaylor Stores Corp. (a)        2,400                     93,000

Chicos Fas, Inc. (a)              2,100                     64,050

Gap, Inc.                         7,312                     469,339

Limited, Inc. (The)               4,300                     146,738

TJX Companies, Inc.               6,900                     203,981

Wet Seal, Inc. Class A (a)        1,800                     67,725

                                                            1,273,951

AUTOS, TIRES, & ACCESSORIES -
0.3%

Canadian Tire Corp. Ltd.          1,900                     52,177
Series A

Pep Boys-Manny, Moe & Jack        3,700                     58,275

                                                            110,452

BEVERAGES - 6.9%

Anheuser-Busch Companies,         5,600                     395,850
Inc.

Canandaigua Brands, Inc.          800                       46,900
Class A (a)

Celestial Seasonings, Inc. (a)    7,800                     225,225

Coca-Cola Co. (The)               3,200                     209,400

Coors (Adolph) Co. Class B        4,100                     262,656

Golden State Vinters, Inc.        5,200                     77,675
Class B (a)

PepsiCo, Inc.                     21,400                    835,938

Seagram Co. Ltd.                  4,200                     200,106

Whitman Corp.                     2,900                     56,550

                                                            2,310,300

BROADCASTING - 10.8%

Cablevision Systems Corp.         2,100                     141,488
Class A (a)

CBS Corp.                         21,100                    717,400

Chancellor Media Corp. (a)        1,700                     97,750

Clear Channel Communications,     2,200                     136,125
Inc. (a)

Comcast Corp.:

Class A (special)                 2,500                     169,961

Class A                           2,100                     136,500

Cox Communications, Inc.          3,700                     265,938
Class A (a)

E.W. Scripps Co. Class A          1,300                     57,606

Jacor Communications, Inc.        3,500                     243,688
Class A (a)

MediaOne Group, Inc.              6,400                     358,800

Tele-Communications, Inc.         6,200                     425,088
(TCI Group) Series A (a)

Time Warner, Inc.                 11,650                    728,125

USA Networks, Inc. (a)            3,000                     108,000

                                                            3,586,469

BUILDING MATERIALS - 0.3%

Richelieu Hardware Ltd. (a)       7,900                     91,484



                                 SHARES                    VALUE (NOTE 1)

CONSUMER ELECTRONICS - 0.8%

Gemstar International Group       1,400                    $ 81,025
Ltd. (a)

Newell Co.                        4,500                     187,031

                                                            268,056

DRUG STORES - 2.3%

CVS Corp.                         5,930                     324,668

Walgreen Co.                      7,150                     446,875

                                                            771,543

DRUGS & PHARMACEUTICALS - 0.0%

Rexall Sundown, Inc. (a)          600                       8,250

ENTERTAINMENT - 5.2%

Carnival Corp.                    3,100                     152,094

Disney (Walt) Co.                 11,100                    366,300

International Speedway Corp.      2,000                     85,000
Class A

King World Productions, Inc.      5,000                     136,875
(a)

Premier Parks, Inc. (a)           1,800                     57,038

Royal Carribean Cruises Ltd.      1,000                     39,750

Tele-Communications, Inc.         5,750                     307,625
(Liberty Media Group) Series
A (a)

Viacom, Inc.:

Class A (a)                       800                       67,100

Class B (non-vtg.) (a)            6,300                     535,500

                                                            1,747,282

FOODS - 7.0%

American Italian Pasta Co.        4,600                     128,800
Class A (a)

Archer-Daniels-Midland Co.        1,995                     30,174

Bestfoods                         3,550                     178,609

ConAgra, Inc.                     5,100                     165,750

Corn Products International,      2,737                     72,702
Inc.

Dean Foods Co.                    1,200                     46,800

Earthgrains Co.                   2,700                     69,525

Flowers Industries, Inc.          1,200                     28,875

Groupe Danone                     120                       33,670

Heinz (H.J.) Co.                  6,675                     375,886

Hershey Foods Corp.               800                       45,000

Interstate Bakeries Corp.         2,500                     61,406

Keebler Foods Co. (a)             4,100                     148,625

Kellogg Co.                       1,400                     57,225

Nabisco Holdings Corp. Class A    2,900                     121,981

Quaker Oats Co.                   3,300                     183,563

Ralston Purina Co.                2,600                     71,175

Sanderson Farms, Inc.             3,000                     45,750

Sara Lee Corp.                    11,300                    288,150

Tootsie Roll Industries, Inc.     1,500                     67,594

Vlasic Foods International,       2,800                     56,700
Inc. (a)

Wrigley (Wm.) Jr. Co.             700                       65,538

                                                            2,343,498

GENERAL MERCHANDISE STORES -
12.9%

Consolidated Stores Corp. (a)     1,140                     19,024

Costco Companies, Inc. (a)        3,600                     298,350

Dayton Hudson Corp.               10,500                    669,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GENERAL MERCHANDISE STORES -
CONTINUED

Dollar Tree Stores, Inc. (a)      2,550                    $ 110,128

Federated Department Stores,      10,000                    418,125
Inc. (a)

Nordstrom, Inc.                   2,000                     83,250

Saks, Inc. (a)                    11,124                    409,502

Wal-Mart Stores, Inc.             26,650                    2,291,886

                                                            4,299,640

GROCERY STORES - 4.5%

Albertson's, Inc.                 5,900                     359,900

Kroger Co. (a)                    3,300                     209,550

Loblaw Companies Ltd.             2,800                     71,334

Meyer (Fred), Inc. (a)            7,100                     443,750

Safeway, Inc. (a)                 7,350                     412,519

                                                            1,497,053

HOME FURNISHINGS - 0.2%

Maxim Group, Inc. (a)             2,300                     52,038

HOUSEHOLD PRODUCTS - 12.5%

Alberto-Culver Co. Class A        4,700                     110,450

Avon Products, Inc.               7,950                     293,653

Church & Dwight Co., Inc.         1,900                     74,338

Clorox Co.                        6,699                     838,212

Dial Corp.                        1,800                     49,163

Gillette Co.                      15,700                    922,375

Procter & Gamble Co.              16,530                    1,502,164

Unilever NV (NY shares)           5,100                     390,150

                                                            4,180,505

LEISURE DURABLES & TOYS - 1.0%

Brunswick Corp.                   900                       22,219

Harley-Davidson, Inc.             1,900                     98,800

Hasbro, Inc.                      2,200                     81,813

Mattel, Inc.                      5,000                     113,438

                                                            316,270

LODGING & GAMING - 0.4%

Circus Circus Enterprises,        4,500                     61,313
Inc. (a)

Promus Hotel Corp. (a)            1,000                     29,875

Sun International Hotels Ltd.     1,300                     55,494
(a)

                                                            146,682

PACKAGING & CONTAINERS - 0.7%

Corning, Inc.                     2,700                     131,625

Tupperware Corp.                  4,200                     86,363

                                                            217,988

PAPER & FOREST PRODUCTS - 0.9%

Kimberly-Clark Corp.              6,200                     308,838

PRINTING - 0.3%

Quebecor Printing, Inc. (sub.     1,000                     21,672
vtg.)

Reynolds & Reynolds Co. Class     2,100                     42,000
A

Valassis Communications, Inc.     400                       20,450

                                                            84,122



                                 SHARES                    VALUE (NOTE 1)

PUBLISHING - 3.5%

American Greetings Corp.          1,000                    $ 39,500
Class A

Gannet, Inc.                      3,300                     217,181

Harcourt General, Inc.            2,450                     117,600

Harte Hanks Communications,       1,900                     47,975
Inc.

McGraw-Hill Companies, Inc.       2,000                     216,250

Playboy Enterprises, Inc.         9,800                     221,725
Class B (a)

Reader's Digest Association,      4,500                     129,375
Inc.  Class A (non-vtg.)

Times Mirror Co. Class A          900                       49,556

Torstar Corp.                     3,800                     40,359

Tribune Co.                       1,300                     83,119

                                                            1,162,640

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Starwood Hotels & Resorts         1,300                     32,500
Worldwide, Inc.

RESTAURANTS - 3.7%

Brinker International, Inc.       1,800                     49,500
(a)

CEC Entertainment, Inc. (a)       1,000                     29,875

CKE Restaurants, Inc.             2,300                     54,625

Logan's Roadhouse, Inc. (a)       25                        594

McDonald's Corp.                  10,900                    859,056

Outback Steakhouse, Inc. (a)      1,000                     36,500

Papa John's International,        800                       32,600
Inc. (a)

Sizzler International, Inc.       10,900                    25,888
(a)

Starbucks Corp. (a)               900                       46,856

Tricon Global Restaurants,        2,300                     109,394
Inc. (a)

                                                            1,244,888

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.4%

Action Performance Companies,     2,300                     110,400
Inc. (a)

Barnes & Noble, Inc. (a)          1,600                     59,900

Borders Group, Inc. (a)           2,600                     44,525

Finish Line, Inc. Class A (a)     5,200                     47,775

Home Depot, Inc.                  17,700                    1,068,638

Lowe's Companies, Inc.            7,900                     460,669

Office Depot, Inc. (a)            4,200                     145,950

Staples, Inc. (a)                 4,350                     124,519

Tandy Corp.                       900                       48,600

Williams-Sonoma, Inc. (a)         800                       27,750

                                                            2,138,726

SERVICES - 0.7%

ACNielsen Corp. (a)               2,300                     52,613

Day Runner, Inc. (a)              1,000                     13,500

Modis Professional Services,      3,000                     43,688
Inc. (a)

Service Corp. International       2,300                     36,513

ServiceMaster Co.                 3,950                     75,297

                                                            221,611

TEXTILES & APPAREL - 0.7%

Fruit of the Loom, Inc. Class     1,100                     15,950
A (a)

Liz Claiborne, Inc.               1,900                     72,675

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TEXTILES & APPAREL - CONTINUED

Mohawk Industries, Inc. (a)       500                      $ 19,250

Pacific Sunwear of                1,950                     49,359
California, Inc. (a)

VF Corp.                          1,000                     42,625

WestPoint Stevens, Inc. Class     1,300                     34,572
A (a)

                                                            234,431

TOBACCO - 4.9%

Philip Morris Companies, Inc.     34,600                    1,626,200

TOTAL COMMON STOCKS                                         30,976,488
(Cost $24,697,326)

CASH EQUIVALENTS - 7.1%



Taxable Central Cash Fund (b)     2,370,141                 2,370,141
(Cost $2,370,141)

TOTAL INVESTMENT IN                                         $ 33,346,629
SECURITIES - 100%
(Cost $27,067,467)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $27,146,784. Net unrealized appreciation aggregated $6,199,845, of which $6,859,066 related to appreciated investment securities and $659,221 related to depreciated investment securities.

ADVISOR CONSUMER INDUSTRIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                       JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 33,346,629
value  (cost $27,067,467) -
See accompanying schedule

Cash                                       10,867

Receivable for investments                 275,267
sold

Receivable for fund shares                 82,613
sold

Dividends receivable                       11,608

Interest receivable                        9,525

Other receivables                          11

 TOTAL ASSETS                              33,736,520

LIABILITIES

Payable for investments        $ 197,925
purchased

Payable for fund shares         53,672
redeemed

Accrued management fee          11,408

Distribution fees payable       13,085

Other payables and accrued      29,080
expenses

 TOTAL LIABILITIES                         305,170

NET ASSETS                                $ 33,431,350

Net Assets consist of:

Paid in capital                           $ 27,249,627

Accumulated net investment                 (93,728)
loss

Accumulated undistributed net              (3,712)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                6,279,163
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                $ 33,431,350

CALCULATION OF MAXIMUM                     $15.89
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption     price per
share ($2,696,828 (divided
by)     169,737 shares)

 Maximum offering price per                $16.86
share    (100/94.25 of
$15.89)

 CLASS T:  NET ASSET VALUE                 $15.84
and redemption     price per
share ($17,115,937 (divided
by)     1,080,856 shares)

 Maximum offering price per                $16.41
share    (100/96.50 of
$15.84)

 CLASS B:  NET ASSET VALUE                 $15.70
and offering price     per
share ($7,535,466 (divided
by)     479,979 shares) A

 CLASS C:  NET ASSET VALUE                 $15.71
and offering price     per
share ($1,775,876 (divided
by)     113,011 shares) A

 INSTITUTIONAL CLASS:  NET                 $15.96
ASSET VALUE, offering price
  and redemption price per
share     ($4,307,243
(divided by) 269,843 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                 SIX MONTHS ENDED JANUARY 31,
                                 1999 (UNAUDITED)

INVESTMENT INCOME                           $ 124,972
Dividends

Interest                                     54,500

 TOTAL INCOME                                179,472

EXPENSES

Management fee                   $ 83,927

Transfer agent fees               41,440

Distribution fees                 77,395

Accounting fees and expenses      30,029

Non-interested trustees'          52
compensation

Custodian fees and expenses       6,187

Registration fees                 43,775

Audit                             14,423

Legal                             294

Miscellaneous                     70

 Total expenses before            297,592
reductions

 Expense reductions               (24,392)   273,200

NET INVESTMENT INCOME (LOSS)                 (93,728)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            100,123

 Foreign currency transactions    (283)      99,840

Change in net unrealized                     3,719,996
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              3,819,836

NET INCREASE (DECREASE) IN                  $ 3,726,108
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (93,728)                    $ (119,125)
income (loss)

 Net realized gain (loss)       99,840                        2,436,414

 Change in net unrealized       3,719,996                     1,539,184
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     3,726,108                     3,856,473
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (1,578,626)                   (1,433,351)
from net realized gains

Share transactions - net        3,441,880                     15,183,117
increase (decrease)

Redemption fees                 9,461                         39,768

  TOTAL INCREASE (DECREASE)     5,598,823                     17,646,007
IN NET ASSETS

NET ASSETS

 Beginning of period            27,832,527                    10,186,520

 End of period (including      $ 33,431,350                  $ 27,832,527
accumulated net investment
loss of $93,728)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 15.08                       $ 13.48               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.06)                 (.05)
D

 Net realized and unrealized      1.69                          3.31                  3.60
gain (loss)

 Total from investment            1.66                          3.25                  3.55
operations

Less Distributions

 From net realized gain           (.85)                         (1.68)                (.07)

Redemption fees added to paid     .00                           .03                   -
in capital

Net asset value, end of period   $ 15.89                       $ 15.08               $ 13.48

TOTAL RETURN B, C                 12.64%                        27.48%                35.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,697                       $ 2,220               $ 944
(000 omitted)

Ratio of expenses to average      1.65% A, F                    1.75% F               1.75% A, F
net assets

Ratio of expenses to average      1.63% A, G                    1.73% G               1.73% A, G
net assets after expense
reductions

Ratio of net investment           (.37)% A                      (.47)%                (.50)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 15.00                       $ 13.45               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.10)                 (.09)
D

 Net realized and unrealized      1.69                          3.28                  3.60
gain (loss)

 Total from investment            1.65                          3.18                  3.51
operations

Less Distributions

 From net realized gain           (.81)                         (1.66)                (.06)

Redemption fees added to paid     .00                           .03                   -
in capital

Net asset value, end of period   $ 15.84                       $ 15.00               $ 13.45

TOTAL RETURN B, C                 12.56%                        26.93%                35.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,116                      $ 13,989              $ 7,314
(000 omitted)

Ratio of expenses to average      1.90% A, F                    2.00% F               2.00% A, F
net assets

Ratio of expenses to average      1.88% A, G                    1.98% G               1.97% A, G
net assets after expense
reductions

Ratio of net investment           (.61)% A                      (.71)%                (.83)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.91                       $ 13.42               $ 11.46
period

Income from Investment
Operations

 Net investment income (loss)     (.08)                         (.17)                 (.08)
D

 Net realized and unrealized      1.68                          3.26                  2.04
gain (loss)

 Total from investment            1.60                          3.09                  1.96
operations

Less Distributions

 From net realized gain           (.81)                         (1.64)                -

Redemption fees added to paid     .00                           .04                   -
in capital

Net asset value, end of period   $ 15.70                       $ 14.91               $ 13.42

TOTAL RETURN B, C                 12.28%                        26.30%                17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,535                       $ 5,419               $ 596
(000 omitted)

Ratio of expenses to average      2.41% A, F                    2.50% F               2.50% A, F
net assets

Ratio of expenses to average      2.39% A, G                    2.48% G               2.46% A, G
net assets after expense
reductions

Ratio of net investment           (1.13)% A                     (1.23)%               (1.60)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 14.95                       $ 12.66
period

Income from Investment
Operations

 Net investment income (loss)     (.08)                         (.13)
D

 Net realized and unrealized      1.67                          2.87
gain (loss)

 Total from investment            1.59                          2.74
operations

Less Distributions

 From net realized gain           (.83)                         (.49)

Redemption fees added to paid     .00                           .04
in capital

Net asset value, end of period   $ 15.71                       $ 14.95

TOTAL RETURN B, C                 12.22%                        22.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,776                       $ 1,461
(000 omitted)

Ratio of expenses to average      2.41% A, F                    2.50% A, F
net assets

Ratio of expenses to average      2.40% A, G                    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (1.12)% A                     (1.27)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%


A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 15.12                       $ 13.51               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.01)                         (.03)                 (.01)
D

 Net realized and unrealized      1.69                          3.31                  3.59
gain (loss)

 Total from investment            1.68                          3.28                  3.58
operations

Less Distributions

 From net realized gain           (.85)                         (1.70)                (.07)

Redemption fees added to paid     .01                           .03                   -
in capital

Net asset value, end of period   $ 15.96                       $ 15.12               $ 13.51

TOTAL RETURN B, C                 12.81%                        27.70%                35.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,307                       $ 4,745               $ 1,333
(000 omitted)

Ratio of expenses to average      1.41% A, F                    1.50% F               1.50% A, F
net assets

Ratio of expenses to average      1.40% A, G                    1.48% G               1.48% A, G
net assets after expense
reductions

Ratio of net investment           (.12)% A                      (.20)%                (.13)% A
income (loss) to average net
assets

Portfolio turnover                98% A                         144%                  203% A

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $14,401,005 and $13,001,189, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 2,738      $ 94

CLASS T    36,411       0

CLASS B    30,662       22,996

CLASS C    7,584        7,249

          $ 77,395     $ 30,339

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 8,396      $ 2,581

CLASS T    18,942       4,614

CLASS B    17,820       17,820 *

CLASS C    3,131        3,131 *

          $ 48,289     $ 28,146

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                      AMOUNT    % OF AVERAGE NET ASSETS

CLASS A               $ 3,535   .32 *

CLASS T                20,212   .28 *

CLASS B                10,370   .34 *

CLASS C                2,737    .36 *

INSTITUTIONAL CLASS    4,586    .22 *

                      $ 41,440

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,455 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75 - 1.50%             $ 1,976

CLASS T               2.00 - 1.75%              10,200

CLASS B               2.50 - 2.25%              6,124

CLASS C               2.50 - 2.25%              1,605

INSTITUTIONAL CLASS   1.50 - 1.25%              1,801

                                               $ 21,706

Effective December 1, 1998, Class A, Class T, Class B, Class C and the Institutional Class expense limitations were changed to 1.50%, 1.75%, 2.25%, 2.25%, and 1.25% of each class' average net assets, respectively.

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,632 under this arrangement.

In addition, the fund has entered into arrangements with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS T   $ 54

6. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 10% of the total outstanding shares of the fund.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED  YEAR ENDED

                        JANUARY 31,       JULY 31,

                        1999              1998 A

FROM NET REALIZED GAIN

Class A                 $ 121,205         $ 122,598

Class T                  772,285           1,001,052

Class B                  327,913           102,510

Class C                  82,949            1,954

Institutional Class      274,274           205,237

Total                   $ 1,578,626       $ 1,433,351

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              45,713                        92,013              $ 660,330

Reinvestment of distributions    9,730                         9,124                119,873

Shares redeemed                  (32,924)                      (23,935)             (467,556)

Net increase (decrease)          22,519                        77,202              $ 312,647

CLASS T Shares sold              322,388                       784,694             $ 4,496,005

Reinvestment of distributions    59,264                        73,835               728,352

Shares redeemed                  (233,459)                     (469,801)            (3,249,636)

Net increase (decrease)          148,193                       388,728             $ 1,974,721

CLASS B Shares sold              198,500                       359,596             $ 2,737,080

Reinvestment of distributions    25,754                        7,684                314,459

Shares redeemed                  (107,599)                     (48,361)             (1,469,628)

Net increase (decrease)          116,655                       318,919             $ 1,581,911

CLASS C Shares sold              59,997                        101,815             $ 847,436

Reinvestment of distributions    6,196                         43                   75,711

Shares redeemed                  (50,882)                      (4,158)              (725,743)

Net increase (decrease)          15,311                        97,700              $ 197,404

INSTITUTIONAL CLASS Shares       109,169                       246,078             $ 1,505,143
sold

Reinvestment of distributions    21,083                        15,764               260,589

Shares redeemed                  (174,277)                     (46,652)             (2,390,535)

Net increase (decrease)          (44,025)                      215,190             $ (624,803)





                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 1,311,243

Reinvestment of distributions    113,019

Shares redeemed                  (334,712)

Net increase (decrease)         $ 1,089,550

CLASS T Shares sold             $ 11,054,004

Reinvestment of distributions    913,447

Shares redeemed                  (6,762,615)

Net increase (decrease)         $ 5,204,836

CLASS B Shares sold             $ 5,098,496

Reinvestment of distributions    94,935

Shares redeemed                  (692,526)

Net increase (decrease)         $ 4,500,905

CLASS C Shares sold             $ 1,469,653

Reinvestment of distributions    542

Shares redeemed                  (61,277)

Net increase (decrease)         $ 1,408,918

INSTITUTIONAL CLASS Shares      $ 3,450,421
sold

Reinvestment of distributions    196,010

Shares redeemed                  (667,523)

Net increase (decrease)         $ 2,978,908


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

9. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

ADVISOR CYCLICAL INDUSTRIES FUND - INSTITUTIONAL CLASS

PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - INST CL  -0.84%         7.32%        47.22%

S&P 500                          15.02%         32.49%       103.54%

GS Cyclical Industries           -0.27%         5.09%        42.91%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV CYCLICAL - INST CL    7.32%        17.40%

S&P 500                            32.49%       34.28%

GS Cyclical Industries             5.09%        15.96%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Cyclical Ind -CL I       S&P 500                     GS Cyclical Industries
             00204                       SP001                       GS003
  1996/09/03      10000.00                    10000.00                    10000.00
  1996/09/30      10390.00                    10516.69                    10449.51
  1996/10/31      10690.00                    10806.74                    10623.81
  1996/11/30      11330.00                    11623.62                    11299.86
  1996/12/31      11260.09                    11393.36                    11101.84
  1997/01/31      11562.78                    12105.21                    11459.45
  1997/02/28      11603.14                    12200.12                    11487.29
  1997/03/31      11239.91                    11698.81                    11120.08
  1997/04/30      11441.70                    12397.23                    11654.84
  1997/05/31      12390.13                    13151.98                    12461.54
  1997/06/30      13045.96                    13741.19                    12959.26
  1997/07/31      13964.13                    14834.57                    13980.32
  1997/08/31      13661.43                    14003.54                    13471.60
  1997/09/30      13989.10                    14770.51                    13938.94
  1997/10/31      13094.39                    14277.18                    13095.58
  1997/11/30      13315.44                    14938.07                    13453.87
  1997/12/31      13424.95                    15194.56                    13598.24
  1998/01/31      13717.97                    15362.61                    13598.41
  1998/02/28      14803.26                    16470.56                    14714.19
  1998/03/31      15530.40                    17314.02                    15518.24
  1998/04/30      15747.45                    17488.19                    15588.62
  1998/05/31      15519.54                    17187.57                    15359.18
  1998/06/30      15584.66                    17885.73                    15161.59
  1998/07/31      14846.67                    17695.25                    14328.86
  1998/08/31      12589.28                    15136.87                    12063.57
  1998/09/30      12688.05                    16106.54                    12434.95
  1998/10/31      13901.39                    17416.64                    13538.58
  1998/11/30      14340.50                    18472.27                    14155.28
  1998/12/31      14964.50                    19536.64                    14242.33
  1999/01/29      14721.83                    20353.66                    14290.54
IMATRL PRASUN   SHR__CHT 19990131 19990226 104642 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment would have grown to $14,722 - a 47.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $14,291 - a 42.91% increase.

(CHECKMARK)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR CYCLICAL INDUSTRIES FUND

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF ALBERT RUBACK)

An interview with
Albert Ruback, Portfolio Manager of Fidelity Advisor Cyclical
Industries Fund

Q. HOW DID THE FUND PERFORM, ALBERT?

A. For the six months that ended January 31, 1999, the fund's Institutional Class Shares returned -0.84%. In comparison, the Standard & Poor's 500 Index returned 15.02%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -0.27% during the same period. For the 12 months that ended January 31, 1999, the S&P 500 index returned 32.49%. During the same period, the fund's Institutional Class shares returned 7.32%. This performance outpaced the Goldman Sachs index, which returned 5.09%.

Q. WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE? WHY DID THE FUND LAG THE GOLDMAN SACHS INDEX DURING THE
SIX-MONTH PERIOD?

A. Cyclical industries turned in mixed results during the past six months. In the third quarter of 1998, the fund produced negative returns as the global economic crisis took hold on the U.S. stock market. In the fourth quarter of 1998, the fund staged a turnaround led by strong performance from conglomerates, such as Tyco and General Electric. Both companies managed to increase profits and earnings during the period. However, the primary reason for the fund's underperformance compared to the Goldman Sachs index was the portfolio's asset underweighting relative to the index in auto stocks. General Motors, Ford and DaimlerChrysler all surged in response to record sales numbers. In hindsight, I underestimated the potential of the auto stocks, given my doubts about the strength of the U.S. economy.

Q. YOU MADE SOME CHANGES TO THE FUND'S TOP HOLDINGS DURING THE PERIOD
 . . .

A. That's right. I sold off the fund's holdings in DEKALB after it was acquired by Monsanto. The stock performed very well during the period, so I felt it was prudent to lock in profits. Textron was added to the fund's holdings because I felt that its stock was undervalued considering its fundamental business outlook and its strong track record of earnings growth. I added to the fund's stake in US Airways because I felt airline traffic would pick up due to the cuts in interest rates, which were favorable for consumer spending. In addition, fuel costs were low and fares were coming down, which I thought could stimulate demand. I also added Pentair, a smaller-cap conglomerate, to the fund's top holdings; its stock looked inexpensive given earnings improvements.

Q. WHAT STOCKS HELPED PERFORMANCE?

A. Tyco and General Electric were the biggest contributors to total return. Tyco stock rallied during the period as it increased profits by acquiring a number of companies, including its announced $11 billion purchase of electric device maker AMP. General Electric performed solidly in response to strong earnings growth and a dividend increase. The stock surged from a 12-month low of $72 on October 8, 1998, to $104 by the end of the period.

Q. WHAT STOCKS WERE THE MAIN DISAPPOINTMENTS?

A. While the fund's assets remained underweighted relative to the benchmark index in such industrial commodities as chemicals and paper, these sectors continued to lag. Stone Container detracted most significantly from performance as the paper sector continued to languish in a poor business environment with little ability to raise prices and increase profit margins. Lackluster performance from chemical companies DuPont and Monsanto also detracted from total return.

Q. WHAT'S YOUR OUTLOOK, ALBERT?

A. I think the short-term environment remains difficult for cyclical stocks. In the absence of a catalyst such as another interest-rate cut or strong signs of a turnaround in Asia and the global economy, industrial commodities and cyclical stocks could continue to struggle in 1999. This is the primary reason for my defensive strategy of allocating a significant portion of fund assets to conglomerates. These holdings provide predictable earnings and the ability to quickly cut costs in a weak economic environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$5 million

MANAGER: Albert Ruback, since inception;
joined Fidelity in 1991

ADVISOR CYCLICAL INDUSTRIES FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                                 % OF FUND'S INVESTMENTS

General Electric Co.              10.6

Tyco International Ltd.           9.6

Textron, Inc.                     6.9

du Pont (E.I.) de Nemours & Co.   5.3

Ford Motor Co.                    4.5

Emerson Electric Co.              4.2

Boeing Co.                        3.7

Waste Management, Inc.            2.8

US Airways Group, Inc.            2.7

Pentair, Inc.                     2.2

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS
Row: 1, Col: 1, Value: 16.7
Row: 1, Col: 2, Value: 14.0
Row: 1, Col: 3, Value: 12.8
Row: 1, Col: 4, Value: 8.4
Row: 1, Col: 5, Value: 6.2
Row: 1, Col: 6, Value: 41.9
Electrical Equipment 16.7%
Industrial Machinery & Equipment 14.0%
Aerospace & Defense 12.8%
Chemicals & Plastics 8.4%
Paper & Forest Products 6.2%
All Others 41.9%*
* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR CYCLICAL INDUSTRIES FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.6%

                                 SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 12.8%

Alliant Techsystems, Inc. (a)     400                   $ 35,100

Boeing Co.                        6,400                  221,200

Gulfstream Aerospace Corp. (a)    700                    38,500

Lockheed Martin Corp.             1,314                  46,319

Sundstrand Corp.                  200                    8,900

Textron, Inc.                     5,500                  409,406

                                                         759,425

AIR TRANSPORTATION - 4.7%

America West Holding Corp.        900                    19,350
Class B (a)

Northwest Airlines Corp.          2,000                  54,750
Class A (a)

Southwest Airlines Co.            1,650                  44,344

US Airways Group, Inc. (a)        3,200                  159,200

                                                         277,644

AUTOS, TIRES, & ACCESSORIES -
5.7%

Federal-Mogul Corp.               250                    14,813

Ford Motor Co.                    4,400                  270,325

Lear Corp. (a)                    300                    11,813

SPX Corp.                         300                    21,225

TRW, Inc.                         500                    24,031

                                                         342,207

BROADCASTING - 0.7%

PanAmSat Corp. (a)                1,000                  40,188

BUILDING MATERIALS - 2.7%

Carlisle Companies, Inc.          400                    18,650

Crane Co.                         900                    24,469

Masco Corp.                       1,600                  51,700

Owens-Corning                     1,000                  35,750

Southdown, Inc.                   300                    16,669

USG Corp.                         200                    11,350

                                                         158,588

CHEMICALS & PLASTICS - 8.3%

du Pont (E.I.) de Nemours &       6,200                  317,363
Co.

Ferro Corp.                       800                    17,500

IMC Global, Inc.                  700                    12,731

Ivex Packaging Corp. (a)          2,200                  48,538

Lyondell Petrochemical Co.        500                    7,469

Nalco Chemical Co.                500                    13,750

Potash Corp. of Saskatchewan      300                    18,164

Sealed Air Corp. (a)              360                    19,103

Solutia, Inc.                     360                    6,885

Spartech Corp.                    700                    16,713

Witco Corp.                       1,100                  16,913

                                                         495,129

COMPUTERS & OFFICE EQUIPMENT
- 2.2%

Pitney Bowes, Inc.                800                    55,050

Xerox Corp.                       600                    74,400

                                                         129,450



                                 SHARES                 VALUE (NOTE 1)

CONSTRUCTION - 1.0%

Centex Corp.                      400                   $ 17,275

Kaufman & Broad Home Corp.        500                    14,094

Lennar Corp.                      500                    13,688

Oakwood Homes Corp.               700                    13,431

                                                         58,488

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              600                    31,800

General Motors Corp. Class H      400                    19,700
(a)

                                                         51,500

DEFENSE ELECTRONICS - 2.7%

Litton Industries, Inc. (a)       900                    51,244

Raytheon Co.:

Class A                           381                    21,241

Class B                           1,600                  89,500

                                                         161,985

ELECTRICAL EQUIPMENT - 16.7%

Emerson Electric Co.              4,300                  250,206

General Electric Co.              6,000                  629,241

Honeywell, Inc.                   1,500                  97,781

Hubbell, Inc. Class B             400                    14,650

                                                         991,878

ENGINEERING - 1.4%

EG & G, Inc.                      1,400                  39,725

Fluor Corp.                       1,200                  45,750

                                                         85,475

HOME FURNISHINGS - 0.3%

Leggett & Platt, Inc.             1,000                  20,375

INDUSTRIAL MACHINERY &
EQUIPMENT - 14.0%

Caterpillar, Inc.                 1,200                  51,975

Coltec Industries, Inc. (a)       6,000                  109,875

Illinois Tool Works, Inc.         1,000                  60,313

Ingersoll-Rand Co.                900                    42,750

Tyco International Ltd.           7,400                  570,263

                                                         835,176

IRON & STEEL - 0.1%

Inland Steel Industries, Inc.     296                    4,477

LEASING & RENTAL - 0.1%

Ryder Systems, Inc.               250                    6,094

METALS & MINING - 1.6%

Alcoa, Inc.                       985                    82,371

Martin Marietta Materials,        274                    14,385
Inc.

                                                         96,756

PACKAGING & CONTAINERS - 1.4%

Owens-Illinois, Inc. (a)          2,000                  58,500

Silgan Holdings, Inc. (a)         1,100                  25,713

                                                         84,213

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

PAPER & FOREST PRODUCTS - 6.2%

Bowater, Inc.                     1,000                 $ 39,063

Champion International Corp.      800                    28,050

Fort James Corp.                  1,000                  35,875

Pentair, Inc.                     3,500                  133,875

Smurfit-Stone Container Corp.     4,356                  70,241
(a)

Temple-Inland, Inc.               400                    22,825

Union Camp Corp.                  400                    24,675

Willamette Industries, Inc.       500                    17,500

                                                         372,104

POLLUTION CONTROL - 3.2%

Ogden Corp.                       800                    20,800

Waste Management, Inc.            3,372                  168,389

                                                         189,189

RAILROADS - 2.7%

Bombardier, Inc. Class B          1,600                  23,822

Burlington Northern Santa Fe      2,400                  83,100
Corp.

Canadian National Railway Co.     1,000                  53,004

                                                         159,926

SERVICES - 1.1%

Ecolab, Inc.                      1,700                  65,875

SHIP BUILDING & REPAIR - 1.3%

Avondale Industries, Inc.         1,000                  31,625

General Dynamics Corp.            800                    46,500

                                                         78,125

TEXTILES & APPAREL - 2.1%

Shaw Industries, Inc.             5,700                  120,769

Unifi, Inc.                       400                    6,675

                                                         127,444

TRUCKING & FREIGHT - 0.7%

CNF Transportation, Inc.          300                    13,313

Expeditors International of       300                    13,763
Washington, Inc.

USFreightways Corp.               400                    13,950

                                                         41,026

TOTAL COMMON STOCKS                                      5,632,737
(Cost $5,118,023)

CONVERTIBLE PREFERRED STOCKS
- 0.1%

                                 SHARES                 VALUE (NOTE 1)

CHEMICALS & PLASTICS - 0.1%

Sealed Air Corp. Series A,        142                   $ 7,544
$2.00 (Cost $6,266)

CASH EQUIVALENTS - 5.3%



Taxable Central Cash Fund (b)     314,906                314,906
(Cost $314,906)

TOTAL INVESTMENT IN                                      $ 5,955,187
SECURITIES - 100%
(Cost $5,439,195)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $5,441,194. Net unrealized appreciation aggregated $513,993, of which $938,677 related to appreciated investment securities and $424,684 related to depreciated investment securities.

ADVISOR CYCLICAL INDUSTRIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                        JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 5,955,187
value (cost $5,439,195) -
See accompanying schedule

Receivable for investments                 18,189
sold

Receivable for fund shares                 23,102
sold

Dividends receivable                       4,220

Interest receivable                        1,628

Receivable from investment                 5,771
adviser for expense
reductions

 TOTAL ASSETS                              6,008,097

LIABILITIES

Payable to custodian bank      $ 437,516

Payable for investments         5,250
purchased

Payable for fund shares         869
redeemed

Distribution fees payable       2,192

Other payables and  accrued     18,873
expenses

 TOTAL LIABILITIES                         464,700

NET ASSETS                                $ 5,543,397

Net Assets consist of:

Paid in capital                           $ 5,247,481

Accumulated net investment                 (4,220)
loss

Accumulated undistributed net              (215,859)
realized gain loss on
investments and foreign
currency transactions

Net unrealized appreciation                515,995
(depreciation) on
investments and assets and
liabilities in  foreign
currencies

NET ASSETS                                $ 5,543,397

CALCULATION OF MAXIMUM                     $12.62
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($550,443 (divided by)
   43,600 shares)

 Maximum offering price per                $13.39
share    (100/94.25 of
$12.62)

 CLASS T:  NET ASSET VALUE                 $12.58
and redemption    price per
share ($2,540,677 (divided
by)    201,905 shares)

 Maximum offering price per                $13.04
share    (100/96.50 of
$12.58)

 CLASS B:  NET ASSET VALUE                 $12.46
and offering price    per
share ($872,799 (divided by)
70,063    shares) A

 CLASS C:  NET ASSET VALUE                 $12.48
and offering    price per
share ($268,556 (divided by)
  21,518 shares) A

 INSTITUTIONAL CLASS:  NET                 $12.74
ASSET VALUE, offering price
  and redemption price per
share    ($1,310,922
(divided by) 102,908 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                 SIX MONTHS ENDED JANUARY 31,
                                 1999 (UNAUDITED)

INVESTMENT INCOME                            $ 33,429
Dividends

Interest                                      12,357

 TOTAL INCOME                                 45,786

EXPENSES

Management fee                   $ 16,110

Transfer agent fees               9,827

Distribution fees                 12,530

Accounting fees and expenses      30,006

Non-interested trustees'          10
compensation

Custodian fees and expenses       2,534

Registration fees                 41,374

Audit                             14,405

Legal                             65

Miscellaneous                     17

 Total expenses before            126,878
reductions

 Expense reductions               (76,872)    50,006

NET INVESTMENT INCOME (LOSS)                  (4,220)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (213,481)

 Foreign currency transactions    94          (213,387)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            124,525

 Assets and liabilities in        4           124,529
foreign currencies

NET GAIN (LOSS)                               (88,858)

NET INCREASE (DECREASE) IN                   $ (93,078)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (4,220)                     $ (19,026)
income (loss)

 Net realized gain (loss)       (213,387)                     519,808

 Change in net unrealized       124,529                       (358,431)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     (93,078)                      142,351
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (287,985)                     (348,447)
from net realized gains

Share transactions - net        (30,584)                      1,857,245
increase (decrease)

Redemption fees                 2,286                         8,921

  TOTAL INCREASE (DECREASE)     (409,361)                     1,660,070
IN NET ASSETS

NET ASSETS

 Beginning of period            5,952,758                     4,292,688

 End of period (including      $ 5,543,397                   $ 5,952,758
accumulated net investment
loss of $4,220)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.56                       $ 13.80               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.03)                 (.01)
D

 Net realized and unrealized      (.27)                         .76                   3.89
gain (loss)

 Total from investment            (.27)                         .73                   3.88
operations

Less Distributions

 From net investment income       -                             -                     (.01)

 From net realized gain           (.68)                         (.99)                 (.08)

 Total distributions              (.68)                         (.99)                 (.09)

Redemption fees added to paid     .01                           .02                   .01
in capital

Net asset value, end of period   $ 12.62                       $ 13.56               $ 13.80

TOTAL RETURN B, C                 (1.03)%                       6.05%                 39.11%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 550                         $ 471                 $ 365
(000 omitted)

Ratio of expenses to average      1.66% A, F                    1.75% F               1.75% A, F
net assets

Ratio of expenses to average      1.62% A, G                    1.75%                 1.73% A, G
net assets after expense
reductions

Ratio of net investment           .07% A                        (.22)%                (.09)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.51                       $ 13.77               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.01)                         (.06)                 (.04)
D

 Net realized and unrealized      (.26)                         .77                   3.89
gain (loss)

 Total from investment            (.27)                         .71                   3.85
operations

Less Distributions

 From net investment income       -                             -                     (.01)

 From net realized gain           (.66)                         (.99)                 (.08)

 Total distributions              (.66)                         (.99)                 (.09)

Redemption fees added to paid     .00                           .02                   .01
in capital

Net asset value, end of period   $ 12.58                       $ 13.51               $ 13.77

TOTAL RETURN B, C                 (1.14)%                       5.91%                 38.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,541                       $ 2,973               $ 1,920
(000 omitted)

Ratio of expenses to average      1.92% A, F                    2.00% F               2.00% A, F
net assets

Ratio of expenses to average      1.88% A, G                    2.00%                 1.97% A, G
net assets after expense
reductions

Ratio of net investment           (.21)% A                      (.47)%                (.37)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.40                       $ 13.75               $ 11.56
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.14)                 (.06)
D

 Net realized and unrealized      (.26)                         .76                   2.25
gain (loss)

 Total from investment            (.30)                         .62                   2.19
operations

Less Distributions

 From net realized gain           (.65)                         (.99)                 -

Redemption fees added to paid     .01                           .02                   -
in capital

Net asset value, end of period   $ 12.46                       $ 13.40               $ 13.75

TOTAL RETURN B, C                 (1.32)%                       5.23%                 18.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 873                         $ 985                 $ 252
(000 omitted)

Ratio of expenses to average      2.41% A, F                    2.50% F               2.50% A, F
net assets

Ratio of expenses to average      2.38% A, G                    2.50%                 2.45% A, G
net assets after expense
reductions

Ratio of net investment           (.69)% A                      (1.03)%               (1.11)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 13.45                       $ 12.54
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.11)
D

 Net realized and unrealized      (.27)                         1.39
gain (loss)

 Total from investment            (.31)                         1.28
operations

Less Distributions

 From net realized gain           (.67)                         (.38)

Redemption fees added to paid     .01                           .01
in capital

Net asset value, end of period   $ 12.48                       $ 13.45

TOTAL RETURN B, C                 (1.36)%                       10.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 269                         $ 165
(000 omitted)

Ratio of expenses to average      2.40% A, F                    2.50% A, F
net assets

Ratio of expenses to average      2.36% A, G                    2.50% A
net assets after expense
reductions

Ratio of net investment           (.66)% A                      (1.06)% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 13.68                       $ 13.84               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .02                           .01 H                 .03
D

 Net realized and unrealized      (.27)                         .75                   3.91
gain (loss)

 Total from investment            (.25)                         .76                   3.94
operations

Less Distributions

 From net investment income       -                             -                     (.02)

 From net realized gain           (.70)                         (.95)                 (.08)

 Total distributions              (.70)                         (.95)                 (.10)

Redemption fees added to paid     .01                           .03                   -
in capital

Net asset value, end of period   $ 12.74                       $ 13.68               $ 13.84

TOTAL RETURN B, C                 (.84)%                        6.32%                 39.64%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,311                       $ 1,360               $ 1,756
(000 omitted)

Ratio of expenses to average      1.41% A, F                    1.50% F               1.50% A, F
net assets

Ratio of expenses to average      1.38% A, G                    1.50%                 1.48% A, G
net assets after expense
reductions

Ratio of net investment           .30% A                        .04%                  .25% A
income (loss) to average net
assets

Portfolio turnover                111% A                        100%                  155% A

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).

H DURING THE PERIOD, A
SIGNIFICANT SHAREHOLDER
REDEMPTION CAUSED AN
UNUSUALLY HIGH LEVEL OF
INVESTMENT INCOME PER SHARE.


NOTES TO FINANCIAL STATEMENTS

For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,119,658 and $2,893,477, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 597        $ 185

CLASS T    6,733        309

CLASS B    4,139        3,245

CLASS C    1,061        989

          $ 12,530     $ 4,728

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 1,011      $ 465

CLASS T    3,270        730

CLASS B    6,044        6,044 *

CLASS C    209          209 *

          $ 10,534     $ 7,448

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                      AMOUNT   % OF AVERAGE NET ASSETS

CLASS A               $ 976    .41*

CLASS T                5,044   .38*

CLASS B                1,866   .45*

CLASS C                706     .67*

INSTITUTIONAL CLASS    1,235   .20*

                      $ 9,827

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $526 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75 - 1.50%             $ 6,750

CLASS T               2.00 - 1.75%              37,466

CLASS B               2.50 - 2.25%              11,883

CLASS C               2.50 - 2.25%              3,256

INSTITUTIONAL CLASS   1.50 - 1.25%              16,533

                                               $ 75,888

Effective December 1, 1998, Class A, Class T, Class B, Class C and the Institutional Class expense limitations were changed to 1.50%, 1.75%, 2.25%, 2.25%, and 1.25% of each class' average net assets, respectively.

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $984 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR was record owner of approximately 29% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED  YEAR ENDED

                        JANUARY 31,       JULY 31,

                        1999              1998 A

FROM NET REALIZED GAIN

Class A                 $ 23,684          $ 27,503

Class T                  144,300           168,735

Class B                  41,003            21,647

Class C                  9,726             303

Institutional Class      69,272            130,259

Total                   $ 287,985         $ 348,447

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              9,303                         10,882              $ 111,661

Reinvestment of distributions    2,195                         2,142                23,537

Shares redeemed                  (2,624)                       (4,708)              (31,840)

Net increase (decrease)          8,874                         8,316               $ 103,358

CLASS T Shares sold              40,423                        227,185             $ 493,944

Reinvestment of distributions    13,134                        12,558               140,529

Shares redeemed                  (71,720)                      (159,076)            (866,543)

Net increase (decrease)          (18,163)                      80,667              $ (232,070)

CLASS B Shares sold              20,224                        60,410              $ 236,721

Reinvestment of distributions    3,632                         1,702                38,541

Shares redeemed                  (27,280)                      (6,954)              (319,758)

Net increase (decrease)          (3,424)                       55,158              $ (44,496)

CLASS C Shares sold              13,233                        13,383              $ 158,861

Reinvestment of distributions    915                           25                   9,726

Shares redeemed                  (4,872)                       (1,166)              (58,039)

Net increase (decrease)          9,276                         12,242              $ 110,548

INSTITUTIONAL CLASS Shares       3,234                         31,192              $ 36,348
sold

Reinvestment of distributions    6,212                         10,114               67,154

Shares redeemed                  (5,902)                       (68,822)             (71,426)

Net increase (decrease)          3,544                         (27,516)            $ 32,076





                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 148,228

Reinvestment of distributions    27,217

Shares redeemed                  (63,873)

Net increase (decrease)         $ 111,572

CLASS T Shares sold             $ 3,069,729

Reinvestment of distributions    158,925

Shares redeemed                  (2,112,359)

Net increase (decrease)         $ 1,116,295

CLASS B Shares sold             $ 820,607

Reinvestment of distributions    21,404

Shares redeemed                  (94,508)

Net increase (decrease)         $ 747,503

CLASS C Shares sold             $ 179,797

Reinvestment of distributions    303

Shares redeemed                  (16,290)

Net increase (decrease)         $ 163,810

INSTITUTIONAL CLASS Shares      $ 426,137
sold

Reinvestment of distributions    129,319

Shares redeemed                  (837,391)

Net increase (decrease)         $ (281,935)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

9. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

ADVISOR FINANCIAL SERVICES FUND - INSTITUTIONAL CLASS

PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - INST    -2.15%         15.47%       87.70%
CL

S&P 500                          15.02%         32.49%       103.54%

GS Financial Services            -3.46%         12.99%       98.01%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV FINANCIAL - INST      15.47%       29.84%
CL

S&P 500                            32.49%       34.28%

GS Financial Services              12.99%       32.76%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Financial Serv -CL I     S&P 500                     GS Financial Services
             00273                       SP001                       GS004
  1996/09/03      10000.00                    10000.00                    10000.00
  1996/09/30      10620.00                    10516.69                    10584.56
  1996/10/31      11190.00                    10806.74                    11272.70
  1996/11/30      12090.00                    11623.62                    12278.35
  1996/12/31      11729.57                    11393.36                    12100.98
  1997/01/31      12351.14                    12105.21                    12935.63
  1997/02/28      12501.52                    12200.12                    13395.32
  1997/03/31      11619.29                    11698.81                    12504.96
  1997/04/30      12571.69                    12397.23                    13328.32
  1997/05/31      13052.91                    13151.98                    14040.84
  1997/06/30      13734.63                    13741.19                    14892.68
  1997/07/31      15178.26                    14834.57                    16504.52
  1997/08/31      14275.99                    14003.54                    15483.68
  1997/09/30      15189.28                    14770.51                    16744.42
  1997/10/31      15098.86                    14277.18                    16445.06
  1997/11/30      15601.15                    14938.07                    17053.65
  1997/12/31      16458.84                    15194.56                    17997.81
  1998/01/31      16254.76                    15362.61                    17523.74
  1998/02/28      17622.08                    16470.56                    19045.66
  1998/03/31      18611.86                    17314.02                    20165.67
  1998/04/30      18907.77                    17488.19                    20512.24
  1998/05/31      18499.62                    17187.57                    20061.46
  1998/06/30      19244.50                    17885.73                    20758.18
  1998/07/31      19183.28                    17695.25                    20510.80
  1998/08/31      14969.08                    15136.87                    16002.19
  1998/09/30      15496.48                    16106.54                    16320.87
  1998/10/31      16940.32                    17416.64                    18092.98
  1998/11/30      17932.27                    18472.27                    19193.75
  1998/12/31      18428.25                    19536.64                    19625.39
  1999/01/29      18769.92                    20353.66                    19800.64
IMATRL PRASUN   SHR__CHT 19990131 19990226 103824 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment would have grown to $18,770 - an 87.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Financial Services Industries Index, it would have grown to $19,801 - a 98.01% increase.

(CHECKMARK) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR FINANCIAL SERVICES FUND

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF ROBER EWING)

An interview with
Robert Ewing, Portfolio Manager of Fidelity Advisor Financial Services
Fund

Q. HOW DID THE FUND PERFORM, BOB?

A. It performed well when compared to financial services indexes, but it lagged the overall market during a difficult period for financial stocks. For the six-month period that ended January 31, 1999, the fund's Institutional Class shares returned -2.15%. During the same period, the Standard & Poor's 500 Index had a return of 15.02% while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - had a return of -3.46%. For the 12-month period that ended January 31, 1999, the fund's Institutional Class returned 15.47%. The S&P 500 index had a return of 32.49% for the 12-month period, while the Goldman Sachs Financial Services Index had a return of 12.99%.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT FOR FINANCIAL STOCKS DURING THE SIX-MONTH PERIOD?

A. It was an unusual, volatile period, starting in August amidst global financial instability that culminated with the Russian government defaulting on some of its bonds. This was an unexpected event and it occurred when many financial institutions were heavily leveraged - they were using borrowed money to invest. When financial companies use borrowed money, any change in the value of assets they hold has a levered effect on the value of the business. In reaction to the Russian default, investors moved away from any risky asset class, including stocks and corporate bonds. The stocks of financial services suffered even more than stocks in general. However, when Federal Reserve Chairman Alan Greenspan announced on September 29 the first in a series of three cuts in short-term interest rates, the capital markets calmed down and the markets rebounded. Financial services stocks, which had fallen more sharply than the overall market, at first recovered more quickly than the market, but have since lagged it slightly. At the end of the period, the markets showed more stability. The Brazilian currency devaluation in January, for example, did not have the impact of the Russian default. The Brazilian announcement was not as much of a surprise, and there was a lot less leverage in the financial system.

Q. DID THE VOLATILITY CAUSE ANY CHANGES IN YOUR STRATEGIES?

A. The environment actually reinforced our belief in many of the strategies we had been implementing. Going into the summer, we were emphasizing companies with strong consumer focus and domestic orientations. We also were emphasizing non-lenders such as life insurance companies.

Q. WHAT WERE SOME OF THE INVESTMENTS THAT CONTRIBUTED TO PERFORMANCE, AND WHAT WERE SOME OF THE DISAPPOINTMENTS?

A. Providian Financial did exceptionally well. This company increased both its credit card business and its fee income. Citigroup had its ups and downs, but generally helped the fund as the new company, formed by the merger of Citicorp and Travelers, took shape and improved earnings. Another good performer was Freddie Mac, the mortgage company. It was a great environment for mortgage companies as lower interest rates stimulated refinancings and the earnings of mortgage companies. A disappointment was U.S. Bancorp, which failed to meet its earnings targets. At this point, it is not clear whether this was because of a poor environment or because its corporate strategy, which emphasizes efficiency, made it difficult to grow revenues. Several regional banks were disappointing performers. Many of these banks, after completing mergers, found it harder than planned to cut costs and to increase revenues. Also disappointing were the real estate investment trusts, even though they generally met earnings expectations. I suspect the market questioned the future value of commercial real estate.

Q. WHAT IS YOUR OUTLOOK FOR FINANCIAL STOCKS, BOB?

A. 1999 will be very interesting. The backdrop is great for financial stocks, because they have been trading with price-to-earnings ratios only about two-thirds as high as the overall stock market. Effectively, they are trading at a 33% discount to the S&P 500. And yet, there is a very good chance that financial companies will increase their earnings faster than the overall S&P 500, perhaps 11% to 12% in 1999. They still are increasing their assets. Loan growth is about 5% to 6%, and the quality of loans is still acceptable. Concerns would arise, however, if the Brazilian troubles spread to other countries or if general global economic problems pressure U.S. economic growth. If the U.S. economy starts to slow down, credit losses could increase, which would be a bad development for financial companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$238 million

MANAGER: Robert Ewing, since 1998; joined
Fidelity in 1990

ADVISOR FINANCIAL SERVICES FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                               % OF FUND'S INVESTMENTS

Citigroup, Inc.                 5.8

American International Group,   4.9
Inc.

BankAmerica Corp.               4.7

American Express Co.            4.4

Bank One Corp.                  4.2

Wells Fargo & Co.               4.0

Chase Manhattan Corp.           3.8

Providian Financial Corp.       3.7

Household International, Inc.   3.3

Freddie Mac                     3.3

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS
Row: 1, Col: 1, Value: 29.2
Row: 1, Col: 2, Value: 24.4
Row: 1, Col: 3, Value: 16.9
Row: 1, Col: 4, Value: 7.7
Row: 1, Col: 5, Value: 4.7
Row: 1, Col: 6, Value: 17.1
Banks 29.2%
Credit & Other Finance 24.4%
Insurance 16.9%
Federal Sponsored Credit 7.7%
Securities Industry 5.0%
All Others 16.8%*
* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR FINANCIAL SERVICES FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.1%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 29.2%

AmSouth Bancorp.                  59,500                     $ 2,621,719

Bank of New York Co., Inc.        170,960                     6,069,080

Bank One Corp.                    189,182                     9,908,407

BankAmerica Corp.                 169,104                     11,308,830

BB&T Corp.                        16,000                      612,000

Cathay Bancorp, Inc.              10,000                      373,750

Chase Manhattan Corp.             117,000                     9,001,688

Comerica, Inc.                    51,750                      3,231,141

First Union Corp.                 14,137                      743,960

Hanmi Bank (a)                    5,450                       79,025

M&T Bank Corp.                    2,500                       1,250,000

Marshall & Ilsley Corp.           19,500                      1,155,375

North Fork Bancorp., Inc.         26,250                      551,250

SunTrust Banks, Inc.              10,000                      704,375

U.S. Bancorp                      206,450                     6,954,784

Wachovia Corp.                    24,405                      2,162,893

Wells Fargo & Co.                 274,000                     9,572,875

Westamerica Bancorp.              50,000                      1,759,375

Zions Bancorp                     30,000                      1,740,000

                                                              69,800,527

CREDIT & OTHER FINANCE - 24.4%

American Express Co.              102,300                     10,524,113

Associates First Capital          166,200                     6,741,488
Corp. Class A

Citigroup, Inc.                   248,662                     13,940,605

Equitable Companies (The),        40,000                      2,790,000
Inc.

Firstcity Financial Corp. (a)     35,800                      523,575

FIRSTPLUS Financial Group,        10,000                      24,375
Inc. (a)

Fleet Financial Group, Inc.       89,600                      3,970,400

Household International, Inc.     179,657                     7,893,679

MBNA Corp.                        107,750                     3,010,266

Providian Financial Corp.         87,607                      8,831,881

                                                              58,250,382

FEDERAL SPONSORED CREDIT - 7.7%

Fannie Mae                        88,435                      6,444,701

Freddie Mac                       127,220                     7,887,640

SLM Holding Corp.                 89,500                      3,943,594

                                                              18,275,935

INSURANCE - 16.9%

ACE Ltd.                          20,000                      560,000

Aegon NV (Reg.) ADR               8,258                       914,057

AFLAC, Inc.                       53,400                      2,289,525

Allmerica Financial Corp.         12,400                      668,825

Allstate Corp.                    58,570                      2,200,036

Ambac Financial Group, Inc.       15,100                      903,169

American Bankers Insurance        20,000                      920,000
Group, Inc.

American International Group,     112,880                     11,619,585
Inc.

Berkshire Hathaway, Inc.:

Class A (a)                       60                          3,900,000

Class B (a)                       24                          51,600



                                 SHARES                      VALUE (NOTE 1)

Blanch E.W. Holdings, Inc.        18,000                     $ 1,020,375

Capital Re Corp.                  16,000                      291,000

Executive Risk, Inc.              5,000                       234,688

Hartford Financial Services       59,200                      3,074,700
Group, Inc.

Hartford Life, Inc. Class A       12,000                      676,500

HCC Insurance Holdings, Inc.      23,000                      447,063

Marsh & McLennan Companies,       36,250                      2,279,219
Inc.

MBIA, Inc.                        11,700                      767,081

Nationwide Financial              14,500                      695,094
Services, Inc.  Class A

PMI Group, Inc.                   10,500                      450,188

Progressive Corp.                 9,200                       1,149,425

Reliastar Financial Corp.         20,087                      832,355

RenaissanceRe Holdings Ltd.       15,000                      502,500

Torchmark Corp.                   50,000                      1,640,625

Travelers Property Casualty       30,000                      864,375
Corp.  Class A

UICI (a)                          60,200                      1,298,063

                                                              40,250,048

REAL ESTATE INVESTMENT TRUSTS
- 4.1%

AMRESCO Capital Trust, Inc.       50,000                      481,250

Apartment Investment &            37,400                      1,397,825
Management Co. Class A

Crescent Real Estate Equities     48,000                      1,017,000
Co.

Duke Realty Investments, Inc.     49,500                      1,138,500

Equity Office Properties Trust    30,000                      765,000

Equity Residential Properties     22,500                      915,469
Trust (SBI)

Mack-Cali Realty Corp.            20,000                      597,500

Ocwen Asset Investment Corp.      141,200                     697,175

Public Storage, Inc.              42,500                      1,081,094

Simon Property Group, Inc.        30,000                      789,375

Starwood Hotels & Resorts         34,000                      850,000
Worldwide, Inc.

                                                              9,730,188

SAVINGS & LOANS - 3.8%

Astoria Financial Corp.           8,000                       366,000

Charter One Financial, Inc.       61,750                      1,729,000

Dime Bancorp, Inc.                58,500                      1,418,625

Golden State Bancorp, Inc.        51,660                      965,396

Golden State Bancorp, Inc.        26,660                      112,472
warrants 12/31/99 (a)

Washington Mutual, Inc.           104,520                     4,389,840

                                                              8,981,333

SECURITIES INDUSTRY - 5.0%

Bear Stearns Companies, Inc.      50,000                      2,356,250

E Trade Group, Inc. (a)           7,000                       772,625

Investors Group, Inc.             50,000                      823,849

Lehman Brothers Holdings,         51,000                      2,789,063
Inc.

Merrill Lynch & Co., Inc.         8,300                       630,800

Morgan Stanley, Dean Witter &     25,000                      2,170,313
Co.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SECURITIES INDUSTRY - CONTINUED

Schwab (Charles) Corp.            5,000                      $ 351,563

Waddell & Reed Financial, Inc.:

Class A                           87,845                      1,855,726

Class B                           12,245                      256,380

                                                              12,006,569

TOTAL COMMON STOCKS                                           217,294,982
(Cost $190,832,144)

CASH EQUIVALENTS - 8.9%



Taxable Central Cash Fund (b)     21,346,950                  21,346,950
(Cost $21,346,950)

TOTAL INVESTMENT IN                                           $ 238,641,932
SECURITIES - 100%
(Cost $212,179,094)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $212,245,411. Net unrealized appreciation aggregated $26,396,521, of which $35,374,164 related to appreciated investment securities and $8,977,643 related to depreciated investment securities.

ADVISOR FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                      JANUARY 31, 1999 (UNAUDITED)
ASSETS

Investment in securities, at                 $ 238,641,932
value  (cost $212,179,094) -
 See accompanying schedule

Receivable for fund shares                    653,947
sold

Dividends receivable                          266,051

Interest receivable                           78,109

 TOTAL ASSETS                                 239,640,039

LIABILITIES

Payable for fund shares         $ 1,099,548
redeemed

Accrued management fee           113,508

Distribution fees payable        130,227

Other payables and  accrued      91,634
expenses

 TOTAL LIABILITIES                            1,434,917

NET ASSETS                                   $ 238,205,122

Net Assets consist of:

Paid in capital                              $ 219,253,206

Undistributed net investment                  351,353
income

Accumulated undistributed net                 (7,862,299)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   26,462,862
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 238,205,122

CALCULATION OF MAXIMUM                        $16.95
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($22,401,702 (divided
by)    1,321,297 shares)

 Maximum offering price per                   $17.98
share   (100/94.25 of $16.95)

 CLASS T:  NET ASSET VALUE                    $16.90
and redemption    price per
share ($109,347,260 (divided
by)   6,470,164 shares)

 Maximum offering price per                   $17.51
share   (100/96.50 of $16.90)

 CLASS B:  NET ASSET VALUE                    $16.74
and offering price    per
share ($73,847,373 (divided
by)    4,410,994 shares) A

 CLASS C:  NET ASSET VALUE                    $16.76
and offering price    per
share  ($23,867,117 (divided
by)     1,423,648 shares) A

 INSTITUTIONAL CLASS:  NET                    $17.03
ASSET VALUE, offering price
  and redemption price per
share    ($8,741,670
(divided by) 513,401 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED JANUARY 31,
                                    1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,666,881
Dividends

Interest                                        472,510

 TOTAL INCOME                                   2,139,391

EXPENSES

Management fee                   $ 622,123

Transfer agent fees               298,613

Distribution fees                 703,998

Accounting fees and expenses      60,884

Non-interested trustees'          391
compensation

Custodian fees and expenses       4,831

Registration fees                 62,933

Audit                             14,590

Legal                             2,629

Miscellaneous                     553

 Total expenses before            1,771,545
reductions

 Expense reductions               (9,286)       1,762,259

NET INVESTMENT INCOME                           377,132

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (7,702,803)

 Foreign currency transactions    14,087        (7,688,716)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,499,355

 Assets and liabilities in        213           1,499,568
foreign currencies

NET GAIN (LOSS)                                 (6,189,148)

NET INCREASE (DECREASE) IN                     $ (5,812,016)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 377,132                     $ 420,029
income

 Net realized gain (loss)       (7,688,716)                   15,277,202

 Change in net unrealized       1,499,568                     12,949,534
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     (5,812,016)                   28,646,765
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (262,092)                     (245,431)
From net investment income

 From net realized gain         (12,813,576)                  (1,447,197)

 TOTAL DISTRIBUTIONS            (13,075,668)                  (1,692,628)

Share transactions - net        25,344,232                    134,897,670
increase (decrease)

Redemption fees                 55,249                        68,426

  TOTAL INCREASE (DECREASE)     6,511,797                     161,920,233
IN NET ASSETS

NET ASSETS

 Beginning of period            231,693,325                   69,773,092

 End of period (including      $ 238,205,122                 $ 231,693,325
undistributed net investment
income of $351,353 and
$262,870, respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.74                       $ 15.11               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .06                           .11                   .06

 Net realized and unrealized      (.78)                         3.80                  5.06
gain (loss)

 Total from investment            (.72)                         3.91                  5.12
operations

Less Distributions

 From net investment income       (.05)                         (.06)                 (.01)

 From net realized gain           (1.02)                        (.23)                 (.01)

 Total distributions              (1.07)                        (.29)                 (.02)

Redemption fees added to paid     .00                           .01                   .01
in capital

Net asset value, end of period   $ 16.95                       $ 18.74               $ 15.11

TOTAL RETURN B, C                 (2.42)%                       26.32%                51.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,402                      $ 21,907              $ 6,275
(000 omitted)

Ratio of expenses to average      1.24% A                       1.32%                 1.75% A, F
net assets

Ratio of expenses to average      1.23% A, G                    1.30% G               1.73% A, G
net assets after expense
reductions

Ratio of net investment           .80% A                        .63%                  .55% A
income to average net assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.66                       $ 15.07               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .04                           .07                   .04

 Net realized and unrealized      (.76)                         3.78                  5.04
gain (loss)

 Total from investment            (.72)                         3.85                  5.08
operations

Less Distributions

 From net investment income       (.02)                         (.04)                 (.01)

 From net realized gain           (1.02)                        (.23)                 (.01)

 Total distributions              (1.04)                        (.27)                 (.02)

Redemption fees added to paid     .00                           .01                   .01
in capital

Net asset value, end of period   $ 16.90                       $ 18.66               $ 15.07

TOTAL RETURN B, C                 (2.48)%                       25.96%                50.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 109,347                     $ 118,608             $ 52,003
(000 omitted)

Ratio of expenses to average      1.56% A                       1.52%                 1.94% A
net assets

Ratio of expenses to average      1.55% A, F                    1.50% F               1.91% A, F
net assets after expense
reductions

Ratio of net investment           .48% A                        .44%                  .37% A
income to average net assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.52                       $ 15.04               $ 12.56
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.02)                 (.02)
D

 Net realized and unrealized      (.75)                         3.76                  2.50
gain (loss)

 Total from investment            (.75)                         3.74                  2.48
operations

Less Distributions

 From net investment income       (.01)                         (.04)                 -

 From net realized gain           (1.02)                        (.23)                 -

 Total distributions              (1.03)                        (.27)                 -

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 16.74                       $ 18.52               $ 15.04

TOTAL RETURN B, C                 (2.68)%                       25.29%                19.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 73,847                      $ 65,926              $ 7,737
(000 omitted)

Ratio of expenses to average      1.99% A                       2.06%                 2.50% A, F
net assets

Ratio of expenses to average      1.98% A, G                    2.04% G               2.49% A, G
net assets after expense
reductions

Ratio of net investment           .05% A                        (.14)%                (.37)% A
income (loss) to average net
assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 18.56                       $ 15.24
period

Income from Investment
Operations

 Net investment income (loss)     .01                           (.03)
D

 Net realized and unrealized      (.77)                         3.57
gain (loss)

 Total from investment            (.76)                         3.54
operations

Less Distributions

 From net investment income       (.02)                         (.02)

 From net realized gain           (1.02)                        (.21)

 Total distributions              (1.04)                        (.23)

Redemption fees added to paid     .00                           .01
in capital

Net asset value, end of period   $ 16.76                       $ 18.56

TOTAL RETURN B, C                 (2.72)%                       23.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 23,867                      $ 19,983
(000 omitted)

Ratio of expenses to average      1.96% A                       2.09% A
net assets

Ratio of expenses to average      1.95% A, F                    2.07% A, F
net assets after expense
reductions

Ratio of net investment           .09% A                        (.22)% A
income (loss) to average net
assets

Portfolio turnover                41% A                         54%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 18.80                       $ 15.14               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .09                           .14                   .10

 Net realized and unrealized      (.77)                         3.79                  5.06
gain (loss)

 Total from investment            (.68)                         3.93                  5.16
operations

Less Distributions

 From net investment income       (.07)                         (.05)                 (.02)

 From net realized gain           (1.02)                        (.23)                 (.01)

 Total distributions              (1.09)                        (.28)                 (.03)

Redemption fees added to paid     .00                           .01                   .01
in capital

Net asset value, end of period   $ 17.03                       $ 18.80               $ 15.14

TOTAL RETURN B, C                 (2.15)%                       26.39%                51.78%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,742                       $ 5,270               $ 3,758
(000 omitted)

Ratio of expenses to average      .94% A                        1.14%                 1.50% A, F
net assets

Ratio of expenses to average      .93% A, G                     1.13% G               1.47% A, G
net assets after expense
reductions

Ratio of net investment           1.14% A                       .81%                  .85% A
income to average net assets

Portfolio turnover                41% A                         54%                   26% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS

For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Financial Services Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not

2. OPERATING POLICIES- CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $53,677,802 and $39,700,947, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 25,399     $ 31

CLASS T    253,743      268

CLASS B    324,905      243,776

CLASS C    99,952       94,200

          $ 703,999    $ 338,275

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed

4. FEES AND OTHER TRANSACTIONS WITH

AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 76,622     $ 29,151

CLASS T     110,880      38,434

CLASS B     136,035      136,035 *

CLASS C     9,357        9,357 *

           $ 332,894    $ 212,977

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 26,319   .26 *

CLASS T                 164,065   .33 *

CLASS B                 81,965    .25 *

CLASS C                 21,538    .22 *

INSTITUTIONAL CLASS     4,726     .20 *

                       $ 298,613

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $7,715 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,215 under this arrangement.

In addition, the fund has entered into an arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $71 under the custodian arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                            SIX MONTHS ENDED JANUARY 31,
                            1999                          YEAR ENDED
                                                          JULY 31,
                                                          1998 A

FROM NET INVESTMENT INCOME

Class A                     $ 59,899                      $ 32.929

Class T                      123,799                       169,652

Class B                      37,278                        31,387

Class C                      22,247                        990

Institutional Class          18,869                        10,473

Total                       $ 262,092                     $ 245,431

FROM NET REALIZED GAIN

Class A                     $ 1,222,059                   $ 134,384

Class T                      6,313,742                     1,003,813

Class B                      3,868,227                     249,387

Class C                      1,134,605                     10,862

Institutional Class          274,943                       48,751

Total                       $ 12,813,576                  $ 1,447,197

                            $ 13,075,668                  $ 1,692,628

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              351,412                       934,476             $ 5,596,332

Reinvestment of distributions    85,856                        9,387                1,165,066

Shares redeemed                  (285,212)                     (189,881)            (4,471,888)

Net increase (decrease)          152,056                       753,982             $ 2,289,510

CLASS T Shares sold              1,524,704                     4,223,164           $ 24,000,312

Reinvestment of distributions    443,615                       66,953               6,006,543

Shares redeemed                  (1,852,874)                   (1,386,617)          (28,849,755)

Net increase (decrease)          115,445                       2,903,500           $ 1,157,100

CLASS B Shares sold              1,268,572                     3,302,648           $ 19,713,502

Reinvestment of distributions    235,778                       13,682               3,166,468

Shares redeemed                  (652,552)                     (271,676)            (10,024,161)

Net increase (decrease)          851,798                       3,044,654           $ 12,855,809

CLASS C Shares sold              501,089                       1,117,558           $ 7,778,122

Reinvestment of distributions    57,369                        710                  771,613

Shares redeemed                  (211,490)                     (41,588)             (3,335,563)

Net increase (decrease)          346,968                       1,076,680           $ 5,214,172

INSTITUTIONAL CLASS Shares       286,145                       170,926             $ 4,689,294
sold

Reinvestment of distributions    18,075                        3,344                245,820

Shares redeemed                  (71,130)                      (142,257)            (1,107,473)

Net increase (decrease)          233,090                       32,013              $ 3,827,641





                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 16,203,034

Reinvestment of distributions    147,404

Shares redeemed                  (3,281,384)

Net increase (decrease)         $ 13,069,054

CLASS T Shares sold             $ 71,654,298

Reinvestment of distributions    1,051,227

Shares redeemed                  (23,635,629)

Net increase (decrease)         $ 49,069,896

CLASS B Shares sold             $ 57,223,474

Reinvestment of distributions    213,556

Shares redeemed                  (4,668,237)

Net increase (decrease)         $ 52,768,793

CLASS C Shares sold             $ 19,997,372

Reinvestment of distributions    11,224

Shares redeemed                  (764,009)

Net increase (decrease)         $ 19,244,587

INSTITUTIONAL CLASS Shares      $ 2,901,545
sold

Reinvestment of distributions    52,667

Shares redeemed                  (2,208,872)

Net increase (decrease)         $ 745,340


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

ADVISOR HEALTH CARE FUND - INSTITUTIONAL CLASS

PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE -       15.77%         35.07%       107.11%
INST CL

S&P 500                          15.02%         32.49%       103.54%

GS Health Care                   12.31%         33.56%       114.13%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV HEALTH CARE -         35.07%       35.25%
INST CL

S&P 500                            32.49%       34.28%

GS Health Care                     33.56%       37.14%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Health Care -CL I        S&P 500                     GS Health Care
             00271                       SP001                       GS005
  1996/09/03      10000.00                    10000.00                    10000.00
  1996/09/30      10670.00                    10516.69                    10812.87
  1996/10/31      10430.00                    10806.74                    10714.59
  1996/11/30      10960.00                    11623.62                    11456.00
  1996/12/31      11030.00                    11393.36                    11211.23
  1997/01/31      11710.00                    12105.21                    12140.37
  1997/02/28      11850.00                    12200.12                    12322.91
  1997/03/31      11210.00                    11698.81                    11479.40
  1997/04/30      11770.00                    12397.23                    12192.08
  1997/05/31      12680.00                    13151.98                    13124.59
  1997/06/30      13620.00                    13741.19                    14149.23
  1997/07/31      14120.00                    14834.57                    14590.78
  1997/08/31      13250.00                    14003.54                    13768.10
  1997/09/30      14087.43                    14770.51                    14522.88
  1997/10/31      13965.02                    14277.18                    14348.05
  1997/11/30      14240.45                    14938.07                    14887.11
  1997/12/31      14467.59                    15194.56                    15322.92
  1998/01/31      15333.72                    15362.61                    16033.22
  1998/02/28      16167.77                    16470.56                    17070.43
  1998/03/31      16798.66                    17314.02                    17844.91
  1998/04/30      16991.13                    17488.19                    18314.30
  1998/05/31      16841.43                    17187.57                    18020.01
  1998/06/30      17761.03                    17885.73                    19053.99
  1998/07/31      17889.34                    17695.25                    19066.04
  1998/08/31      15729.36                    15136.87                    16554.54
  1998/09/30      17524.28                    16106.54                    18419.75
  1998/10/31      18040.67                    17416.64                    19244.11
  1998/11/30      18974.57                    18472.27                    20271.43
  1998/12/31      20282.02                    19536.64                    21491.50
  1999/01/29      20710.52                    20353.66                    21413.35
IMATRL PRASUN   SHR__CHT 19990131 19990226 105053 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment would have grown to $20,711 - a 107.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $21,413 - a 114.13% increase.

(CHECKMARK) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR HEALTH CARE FUND

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF BESO SIKHARULIDZE)

An interview with
Beso Sikharulidze, Portfolio Manager of Fidelity Advisor Health Care
Fund

Q. HOW DID THE FUND PERFORM, BESO?

A. Very well. For the six months that ended January 31, 1999, the fund's Institutional Class shares returned 15.77%. This return outpaced the 15.02% return for the Standard & Poor's 500 Index and the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned 12.31% over the same period. For the 12 months that ended January 31, 1999, the fund's Institutional Class shares returned 35.07%. In comparison, the S&P 500 and the Goldman Sachs index returned 32.49% and 33.56%, respectively.

Q. WHAT WERE THE MAIN FACTORS CONTRIBUTING TO THE FUND'S
STRONG PERFORMANCE?

A. Drug stocks posted solid gains during most of the period due to strong product pipelines, increased merger activity and robust domestic sales. During periods of market weakness, I took the opportunity to increase the fund's asset weightings in pharmaceuticals, biotechnology and medical equipment. My strategy of overweighting the fund's assets in these sectors relative to the Goldman Sachs index worked out well. While the fund was overweighted in pharmaceutical stocks relative to the benchmark indexes, total return received the biggest boost from a number of top holdings, such as Eli Lilly, Warner-Lambert and Schering-Plough. Performance also was helped by the fund's underweighted position relative to the Goldman Sachs benchmark in HMOs and hospitals, which continued to struggle during the period.

Q. WHAT WAS YOUR RATIONALE BEHIND THIS DECISION TO SIGNIFICANTLY
INCREASE THE FUND'S HOLDINGS IN PHARMACEUTICAL, BIOTECHNOLOGY AND
MEDICAL EQUIPMENT COMPANIES?

A. Similar to what I mentioned in the annual report six months ago, I did not foresee any major changes in the market's favorable growth outlook for these types of companies. As a result, I continued to take a positive long-term view on these sectors. The major factors for the bullish outlook were an aging population with increasing demand for health care products and an increasing supply of innovative, effective and safe new drugs. Most importantly, however, these companies produced strong corporate earnings combined with a favorable business outlook.

Q. YOU MENTIONED ELI LILLY, WARNER-LAMBERT AND SCHERING-PLOUGH AS
MAJOR CONTRIBUTORS TO THE FUND'S PERFORMANCE. WHAT WERE THE STORIES
HERE?

A. These stocks performed very well. But first, I would like to talk about a stock you didn't mention - Amgen. While it was not as large of a holding as the others you asked about, it provided a significant boost to total return. I liked Amgen because it has some very successful products and, at one point, it traded at a significant discount to other health care companies. The stock soared after an arbitration panel gave the company all rights to a new version of Epogen, a popular anemia drug. Concerning the other stocks you mentioned, Eli Lilly 's stock rallied as the company kept generic drug companies at bay by developing a new version of its blockbuster anti-depressant drug, Prozac. Warner-Lambert shares appreciated as the company reported increased earnings driven by the continued success of its cholesterol treatment, Lipitor. Schering-Plough's stock continued to benefit from strong sales of its major product - Claritin - and upward earnings estimates.

Q. WHAT STOCKS HURT TOTAL RETURN?

A. Monsanto, a diversified chemicals company, hurt fund performance when its proposed merger with American Home Products fell apart. While the fund was underweighted in HMOs and health care service providers, such as Medpartners and Foundation Health Systems, this sector continued to detract from the fund's total return as investors remained uncertain about the group's profitability outlook and rising medical costs. The fund no longer held positions in Monsanto or Medpartners at the end of the period.

Q. WHAT'S YOUR OUTLOOK, BESO?

A. I still see a strong business cycle ahead for pharmaceutical companies, especially those drug companies with dominant market presence and a strong pipeline of profitable products. I will continue to focus on the pharmaceutical companies because I believe they have the best prospects for long-term sustainable market growth. As of the end of the period, I also liked some of the companies that stand to benefit from the strong pharmaceutical sector. For example, medical research and development companies could benefit from the robust R&D cycle and from the growing popularity of outsourcing drug research and development.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$426 million

MANAGER: Beso Sikharulidze, since 1997;
joined Fidelity in 1992

ADVISOR HEALTH CARE FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                              % OF FUND'S INVESTMENTS

Lilly (Eli) & Co.              10.6

Merck & Co., Inc.              8.8

Warner-Lambert Co.             6.8

Schering-Plough Corp.          6.2

Bristol-Myers Squibb Co.       5.6

Medtronic, Inc.                5.1

Johnson & Johnson              4.5

Pfizer, Inc.                   4.3

Amgen, Inc.                    4.3

Baxter International, Inc.     3.8

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS
Row: 1, Col: 1, Value: 60.4
Row: 1, Col: 2, Value: 24.5
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 1.3
Row: 1, Col: 6, Value: 18.4
Drugs & Pharmaceuticals 60.4%
Medical Equipment & Supplies 24.5%
Medical Facilities Management 3.9%
Drug Stores 1.5%
Electronic Instruments 1.3%
All Others 8.4%*
* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR HEALTH CARE FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.5%

                                 SHARES                      VALUE (NOTE 1)

AGRICULTURE - 0.4%

Pioneer Hi-Bred                   53,800                     $ 1,523,213
International, Inc.

COMPUTER SERVICES & SOFTWARE
- 0.8%

IMS Health, Inc.                  82,200                      3,010,575

Medical Manager Corp. (a)         12,000                      417,000

                                                              3,427,575

DRUG STORES - 1.5%

CVS Corp.                         14,300                      782,925

Walgreen Co.                      86,600                      5,412,500

                                                              6,195,425

DRUGS & PHARMACEUTICALS - 60.4%

Allergan, Inc.                    15,200                      1,168,500

ALZA Corp. Class A. (a)           6,600                       333,713

American Home Products Corp.      170,500                     10,006,219

Amgen, Inc. (a)                   137,300                     17,548,656

Andrx Corp. (a)                   49,800                      2,819,925

Biogen, Inc. (a)                  30,100                      2,957,325

Biomatrix, Inc. (a)               57,800                      3,489,675

Bristol-Myers Squibb Co.          178,800                     22,919,925

Chiron Corp. (a)                  23,600                      536,900

Elan Corp. PLC ADR (a)            33,400                      2,254,500

Forest Laboratories, Inc. (a)     34,000                      1,570,375

Genentech, Inc. (special) (a)     10,200                      830,025

Genzyme Corp.:

(General Division)                49,100                      2,675,950

(Molecular Oncology) (a)          2,074                       5,574

Glaxo Wellcome PLC sponsored      57,600                      3,909,600
ADR

Immunex Corp. (a)                 10,000                      1,561,250

Lilly (Eli) & Co.                 465,300                     43,592,792

MacroChem Corp. (a)               105,200                     789,000

Medimmune, Inc. (a)               29,200                      1,445,400

Merck & Co., Inc.                 246,400                     36,159,200

Novartis AG (Reg.)                1,775                       3,331,731

PAREXEL International Corp.       20,900                      543,400
(a)

Pfizer, Inc.                      136,600                     17,570,175

Pharmacia & Upjohn, Inc.          29,100                      1,673,250

QLT PhotoTherapeutics, Inc.       8,900                       357,484
(a)

Quintiles Transnational Corp.     37,100                      1,919,925
(a)

Rhone-Poulenc SA sponsored        40,000                      2,067,500
ADR  Class A

Roche Holding AG                  194                         2,535,025
participation certificates

Schering-Plough Corp.             463,700                     25,271,650

Sepracor, Inc. (a)                8,300                       952,425

Shire Pharmaceuticals Group       83,050                      1,754,431
PLC sponsored ADR (a)

SmithKline Beecham PLC ADR        10,100                      684,906

Takeda Chemical Industries        15,000                      534,702
Ltd.

Warner-Lambert Co.                387,900                     28,001,531



                                 SHARES                      VALUE (NOTE 1)

Watson Pharmaceuticals, Inc.      28,900                     $ 1,578,663
(a)

Zonagen, Inc. (a)                 73,500                      2,002,875

                                                              247,354,177

ELECTRONIC INSTRUMENTS - 1.3%

Perkin-Elmer Corp.                12,500                      1,188,281

Waters Corp. (a)                  46,700                      4,249,700

                                                              5,437,981

INSURANCE - 0.7%

Aetna, Inc.                       100                         9,013

CIGNA Corp.                       20,300                      1,672,213

Healthcare Recoveries, Inc.       78,200                      1,251,200
(a)

                                                              2,932,426

MEDICAL EQUIPMENT & SUPPLIES
- 24.5%

Abbott Laboratories               170,000                     7,894,375

Allegiance Corp.                  41,400                      1,868,175

AmeriSource Health Corp.          21,000                      1,627,500
Class A (a)

Ballard Medical Products          31,100                      752,231

Bard (C.R.), Inc.                 100                         5,063

Bausch & Lomb, Inc.               44,500                      2,731,188

Baxter International, Inc.        221,600                     15,719,750

Becton, Dickinson & Co.           150,400                     5,376,800

Bergen Brunswig Corp. Class A     71,000                      1,988,000

Biomet, Inc.                      24,900                      911,963

Boston Scientific Corp. (a)       35,500                      867,531

Cardinal Health, Inc.             97,535                      7,211,494

Guidant Corp.                     149,600                     8,817,050

Johnson & Johnson                 216,200                     18,377,000

Mallinckrodt, Inc.                700                         24,456

Medtronic, Inc.                   261,314                     20,823,459

Omnicare, Inc.                    1,000                       30,625

Sybron International, Inc. (a)    36,100                      974,700

VISX, Inc. (a)                    33,500                      2,043,500

Wesley Jessen Visioncare,         99,700                      2,143,550
Inc. (a)

                                                              100,188,410

MEDICAL FACILITIES MANAGEMENT
- 3.9%

Concentra Managed Care, Inc.      37,900                      435,850
(a)

Foundation Health Systems,        105,100                     965,606
Inc.  Class A (a)

Health Management Associates,     163,100                     2,048,944
Inc. Class A (a)

Lincare Holdings, Inc. (a)        91,300                      3,195,500

Orthodontic Centers of            106,000                     2,027,250
America, Inc. (a)

PacifiCare Health Systems,        1,000                       70,750
Inc.  Class B (a)

Total Renal Care Holdings,        68,600                      1,599,238
Inc. (a)

United HealthCare Corp.           40,300                      1,803,425

Universal Health Services,        35,000                      1,566,250
Inc. Class B (a)

Wellpoint Health Networks,        29,800                      2,229,413
Inc. (a)

                                                              15,942,226

REAL ESTATE INVESTMENT TRUSTS
- 0.8%

Meditrust Corp. unit              200,000                     3,137,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SERVICES - 0.2%

Veterinary Centers of             50,700                     $ 925,275
America, Inc.

TOTAL COMMON STOCKS                                          387,064,208
(Cost $311,741,552)

CASH EQUIVALENTS - 5.5%



Taxable Central Cash Fund (b)     22,743,081                  22,743,081
(Cost $22,743,081)

TOTAL INVESTMENT IN                                           $ 409,807,289
SECURITIES - 100%
(Cost $334,484,633)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $334,484,746. Net unrealized appreciation aggregated $75,322,543, of which $80,014,763 related to appreciated investment securities and $4,692,220 related to depreciated investment securities.

ADVISOR HEALTH CARE FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 409,807,289
value  (cost $334,484,633) -
 See accompanying schedule

Receivable for investments                    13,268,648
sold

Receivable for fund shares                    5,587,992
sold

Dividends receivable                          132,836

Interest receivable                           156,010

Other receivables                             583

 TOTAL ASSETS                                 428,953,358

LIABILITIES

Payable for investments         $ 1,478,095
purchased

Payable for fund shares          621,994
redeemed

Accrued management fee           187,054

Distribution fees payable        211,380

Other payables and accrued       141,487
expenses

 TOTAL LIABILITIES                            2,640,010

NET ASSETS                                   $ 426,313,348

Net Assets consist of:

Paid in capital                              $ 346,836,694

Accumulated net investment                    (525,341)
loss

Accumulated undistributed net                 4,679,168
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   75,322,827
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 426,313,348

CALCULATION OF MAXIMUM                        $18.80
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($39,622,635 (divided
by)    2,107,411 shares)

 Maximum offering price per                   $19.95
share   (100/94.25 of $18.80)

 CLASS T:  NET ASSET VALUE                    $18.70
and redemption    price per
share ($192,056,973 (divided
by)   10,268,786 shares)

 Maximum offering price per                   $19.38
share   (100/96.50 of $18.70)

 CLASS B:  NET ASSET VALUE                    $18.51
and offering price    per
share ($126,961,758 (divided
by)    6,859,998 shares) A

 CLASS C:  NET ASSET VALUE                    $18.52
and offering price    per
share ($49,703,373 (divided
by)    2,684,309 shares) A

 INSTITUTIONAL CLASS:  NET                    $18.85
ASSET VALUE, offering price
  and redemption price per
share    ($17,968,609
(divided by) 953,387 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                     SIX MONTHS ENDED JANUARY 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,081,895
Dividends

Interest                                       746,694

 TOTAL INCOME                                  1,828,589

EXPENSES

Management fee                   $ 853,642

Transfer agent fees               391,543

Distribution fees                 935,765

Accounting fees and expenses      82,795

Non-interested trustees'          488
compensation

Custodian fees and expenses       7,250

Registration fees                 97,098

Audit                             14,562

Legal                             2,786

Miscellaneous                     775

 Total expenses before            2,386,704
reductions

 Expense reductions               (32,774)     2,353,930

NET INVESTMENT INCOME (LOSS)                   (525,341)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            4,988,464

 Foreign currency transactions    (4,479)      4,983,985

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            45,733,180

 Assets and liabilities in        218          45,733,398
foreign currencies

NET GAIN (LOSS)                                50,717,383

NET INCREASE (DECREASE) IN                    $ 50,192,042
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (525,341)                   $ (517,467)
income (loss)

 Net realized gain (loss)       4,983,985                     10,419,090

 Change in net unrealized       45,733,398                    19,983,044
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     50,192,042                    29,884,667
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (5,527,545)                   (5,317,653)
from net realized gains

Share transactions - net        149,332,552                   138,185,326
increase (decrease)

Redemption fees                 110,164                       63,702

  TOTAL INCREASE (DECREASE)     194,107,213                   162,816,042
IN NET ASSETS

NET ASSETS

 Beginning of period            232,206,135                   69,390,093

 End of period (including      $ 426,313,348                 $ 232,206,135
accumulated net investment
loss of $525,341 and $0,
respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.70                       $ 14.10               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.03)                 (.02)
D

 Net realized and unrealized      2.48                          3.50                  4.12
gain (loss)

 Total from investment            2.48                          3.47                  4.10
operations

Less Distributions

 From net realized gain           (.39)                         (.88)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.80                       $ 16.70               $ 14.10

TOTAL RETURN B, C                 15.52%                        26.47%                41.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 39,623                      $ 20,902              $ 5,488
(000 omitted)

Ratio of expenses to average      1.29% A                       1.38%                 1.75% A, F
net assets

Ratio of expenses to average      1.26% A, G                    1.36% G               1.74% A, G
net assets after expense
reductions

Ratio of net investment           .00% A                        (.18)%                (.18)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.61                       $ 14.05               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)                         (.05)                 (.04)
D

 Net realized and unrealized      2.47                          3.47                  4.09
gain (loss)

 Total from investment            2.45                          3.42                  4.05
operations

Less Distributions

 From net realized gain           (.37)                         (.87)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.70                       $ 16.61               $ 14.05

TOTAL RETURN B, C                 15.39%                        26.17%                40.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 192,057                     $ 124,652             $ 50,868
(000 omitted)

Ratio of expenses to average      1.50% A                       1.54%                 1.97% A
net assets

Ratio of expenses to average      1.48% A, F                    1.52% F               1.96% A, F
net assets after expense
reductions

Ratio of net investment           (.20)% A                      (.31)%                (.39)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31, 1997.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.47                       $ 14.01               $ 11.88
period

Income from Investment
Operations

 Net investment income (loss)     (.06)                         (.14)                 (.05)
D

 Net realized and unrealized      2.45                          3.45                  2.18
gain (loss)

 Total from investment            2.39                          3.31                  2.13
operations

Less Distributions

 From net realized gain           (.36)                         (.86)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.51                       $ 16.47               $ 14.01

TOTAL RETURN B, C                 15.14%                        25.40%                17.93%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 126,962                     $ 57,074              $ 6,159
(000 omitted)

Ratio of expenses to average      2.04% A                       2.13%                 2.50% A, F
net assets

Ratio of expenses to average      2.02% A, G                    2.12% G               2.49% A, G
net assets after expense
reductions

Ratio of net investment           (.75)% A                      (.95)%                (.99)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 16.49                       $ 13.85
period

Income from Investment
Operations

 Net investment income (loss)     (.06)                         (.12)
D

 Net realized and unrealized      2.46                          3.39
gain (loss)

 Total from investment            2.40                          3.27
operations

Less Distributions

 From net realized gain           (.38)                         (.63)

Redemption fees added to paid     .01                           -
in capital

Net asset value, end of period   $ 18.52                       $ 16.49

TOTAL RETURN B, C                 15.21%                        24.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 49,703                      $ 19,154
(000 omitted)

Ratio of expenses to average      2.01% A                       2.18% A
net assets

Ratio of expenses to average      1.99% A, F                    2.17% A, F
net assets after expense
reductions

Ratio of net investment           (.73)% A                      (1.06)% A
income (loss) to average net
assets

Portfolio turnover                121% A                        85%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31, 1998.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 16.73                       $ 14.12               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .03                           .03                   .01

 Net realized and unrealized      2.49                          3.47                  4.11
gain (loss)

 Total from investment            2.52                          3.50                  4.12
operations

Less Distributions

 From net realized gain           (.41)                         (.90)                 -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 18.85                       $ 16.73               $ 14.12

TOTAL RETURN B, C                 15.77%                        26.70%                41.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,969                      $ 10,424              $ 6,875
(000 omitted)

Ratio of expenses to average      .95% A                        1.07%                 1.50% A, F
net assets

Ratio of expenses to average      .92% A, G                     1.04% G               1.49% A, G
net assets after expense
reductions

Ratio of net investment           .35% A                        .17%                  .08% A
income to average net assets

Portfolio turnover                121% A                        85%                   67% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31, 1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Health Care Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $274,359,633 and $160,940,457, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 32,028     $ 25

CLASS T    359,010      514

CLASS B    400,016      300,139

CLASS C    144,711      141,019

          $ 935,765    $ 441,697

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A

4. FEES AND OTHER TRANSACTIONS WITH

AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 196,131    $ 95,082

CLASS T     286,471      110,645

CLASS B     93,501       93,501*

CLASS C     11,433       11,433*

           $ 587,536    $ 310,661

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 37,711   .30 *

CLASS T                 188,906   .27 *

CLASS B                 115,486   .29 *

CLASS C                 36,862    .26 *

INSTITUTIONAL CLASS     12,578    .21 *

                       $ 391,543

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $25,114 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $29,599 under this arrangement.

In addition, the fund has entered into an arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $3,175 under the custodian arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED  YEAR ENDED
                        JANUARY 31,       JULY 31,
                        1999              1998 A

FROM NET REALIZED GAIN

Class A                 $ 506,247         $ 420,044

Class T                  2,852,064         3,806,901

Class B                  1,389,676         709,849

Class C                  513,007           21,184

Institutional Class      266,551           359,675

Total                   $ 5,527,545       $ 5,317,653

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              1,040,918                     953,100             $ 17,732,865

Reinvestment of distributions    30,314                        29,113               451,369

Shares redeemed                  (215,775)                     (119,595)            (3,496,978)

Net increase (decrease)          855,457                       862,618             $ 14,687,256

CLASS T Shares sold              4,081,837                     5,008,211           $ 68,552,574

Reinvestment of distributions    182,633                       273,667              2,706,626

Shares redeemed                  (1,500,445)                   (1,398,051)          (24,696,562)

Net increase (decrease)          2,764,025                     3,883,827           $ 46,562,638

CLASS B Shares sold              3,775,451                     3,319,731           $ 63,149,612

Reinvestment of distributions    81,571                        49,154               1,199,095

Shares redeemed                  (462,515)                     (343,006)            (7,616,968)

Net increase (decrease)          3,394,507                     3,025,879           $ 56,731,739

CLASS C Shares sold              1,742,934                     1,191,803           $ 29,396,259

Reinvestment of distributions    26,622                        1,455                391,340

Shares redeemed                  (246,504)                     (32,001)             (4,125,534)

Net increase (decrease)          1,523,052                     1,161,257           $ 25,662,065

INSTITUTIONAL CLASS Shares       506,706                       342,040             $ 8,616,583
sold

Reinvestment of distributions    16,382                        27,158               244,258

Shares redeemed                  (192,588)                     (233,192)            (3,171,987)

Net increase (decrease)          330,500                       136,006             $ 5,688,854





                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 14,712,053

Reinvestment of distributions    382,670

Shares redeemed                  (1,797,313)

Net increase (decrease)         $ 13,297,410

CLASS T Shares sold             $ 75,539,497

Reinvestment of distributions    3,586,347

Shares redeemed                  (21,017,135)

Net increase (decrease)         $ 58,108,709

CLASS B Shares sold             $ 50,883,606

Reinvestment of distributions    640,560

Shares redeemed                  (5,148,858)

Net increase (decrease)         $ 46,375,308

CLASS C Shares sold             $ 18,640,101

Reinvestment of distributions    18,904

Shares redeemed                  (510,296)

Net increase (decrease)         $ 18,148,709

INSTITUTIONAL CLASS Shares      $ 5,185,579
sold

Reinvestment of distributions    357,509

Shares redeemed                  (3,287,898)

Net increase (decrease)         $ 2,255,190


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

ADVISOR NATURAL RESOURCES FUND - INSTITUTIONAL CLASS
PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.


CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV NATURAL -  INST CL  -14.07%        -19.25%      21.41%        168.92%

S&P 500                          15.02%         32.49%       196.12%       462.78%

GS Natural Resources             -9.92%         -14.94%      n/a           n/a


CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months one year, five years or 10 years. You can compare Institutional Class' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold & precious metals mining along with other mineral mining, energy companies providing oil & gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV NATURAL -  INST CL    -19.25%      3.96%         10.40%

S&P 500                            32.49%       24.25%        18.86%

GS Natural Resources               -14.94%      n/a           n/a

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Natural Resources-CL I   S&P 500
             00686                       SP001
  1989/01/31      10000.00                    10000.00
  1989/02/28       9852.17                     9751.00
  1989/03/31      10043.48                     9978.20
  1989/04/30      10356.52                    10496.07
  1989/05/31      10600.00                    10921.16
  1989/06/30      10565.22                    10858.91
  1989/07/31      11330.43                    11839.47
  1989/08/31      11669.57                    12071.52
  1989/09/30      11356.52                    12022.03
  1989/10/31      10956.52                    11743.12
  1989/11/30      11443.48                    11982.68
  1989/12/31      12318.15                    12270.26
  1990/01/31      11541.16                    11446.92
  1990/02/28      12081.26                    11594.59
  1990/03/31      12308.67                    11901.85
  1990/04/30      11664.34                    11604.30
  1990/05/31      12848.78                    12735.72
  1990/06/30      12687.69                    12649.12
  1990/07/31      13313.08                    12608.64
  1990/08/31      12962.48                    11468.82
  1990/09/30      12555.04                    10910.29
  1990/10/31      11654.87                    10863.37
  1990/11/30      11844.38                    11565.15
  1990/12/31      11667.50                    11887.81
  1991/01/31      12052.47                    12406.12
  1991/02/28      13789.77                    13293.16
  1991/03/31      13464.02                    13614.86
  1991/04/30      13533.12                    13647.53
  1991/05/31      14184.61                    14237.10
  1991/06/30      13365.31                    13585.05
  1991/07/31      13809.51                    14218.11
  1991/08/31      14164.86                    14555.08
  1991/09/30      13612.09                    14312.01
  1991/10/31      13927.96                    14503.79
  1991/11/30      12802.67                    13919.29
  1991/12/31      13355.65                    15511.65
  1992/01/31      14185.06                    15223.14
  1992/02/29      14504.07                    15421.04
  1992/03/31      14142.53                    15120.33
  1992/04/30      14663.57                    15564.86
  1992/05/31      15057.01                    15641.13
  1992/06/30      14567.87                    15408.08
  1992/07/31      15152.71                    16038.27
  1992/08/31      14929.41                    15709.48
  1992/09/30      15078.27                    15894.86
  1992/10/31      14759.27                    15950.49
  1992/11/30      14950.67                    16494.40
  1992/12/31      15136.60                    16697.28
  1993/01/31      15621.83                    16837.54
  1993/02/28      16059.71                    17066.53
  1993/03/31      17124.83                    17426.63
  1993/04/30      18047.94                    17004.91
  1993/05/31      18935.55                    17460.64
  1993/06/30      19195.91                    17511.28
  1993/07/31      18935.55                    17441.23
  1993/08/31      20024.34                    18102.25
  1993/09/30      19917.83                    17962.87
  1993/10/31      20817.27                    18334.70
  1993/11/30      20036.17                    18160.52
  1993/12/31      20879.27                    18380.26
  1994/01/31      22148.79                    19005.19
  1994/02/28      21458.56                    18490.15
  1994/03/31      20139.74                    17683.98
  1994/04/30      20472.53                    17910.33
  1994/05/31      20743.69                    18204.06
  1994/06/30      20373.93                    17758.06
  1994/07/31      21064.15                    18340.53
  1994/08/31      22087.16                    19092.49
  1994/09/30      21976.23                    18624.72
  1994/10/31      21643.44                    19043.78
  1994/11/30      20226.02                    18350.20
  1994/12/31      20403.37                    18622.34
  1995/01/31      20002.57                    19105.22
  1995/02/28      20591.24                    19849.75
  1995/03/31      21743.55                    20435.51
  1995/04/30      22632.83                    21037.34
  1995/05/31      22945.96                    21878.20
  1995/06/30      23597.27                    22386.43
  1995/07/31      24599.27                    23128.76
  1995/08/31      24987.55                    23186.82
  1995/09/30      25175.43                    24165.30
  1995/10/31      24135.84                    24079.03
  1995/11/30      25363.30                    25136.10
  1995/12/31      26291.48                    25620.22
  1996/01/31      27289.24                    26492.33
  1996/02/29      27963.05                    26737.92
  1996/03/31      28818.26                    26995.40
  1996/04/30      30502.79                    27393.32
  1996/05/31      31059.97                    28099.79
  1996/06/30      30865.61                    28206.85
  1996/07/31      29181.08                    26960.67
  1996/08/31      30502.79                    27529.27
  1996/09/30      31824.49                    29078.62
  1996/10/31      32614.92                    29880.61
  1996/11/30      34286.48                    32139.28
  1996/12/31      34369.36                    31502.60
  1997/01/31      34922.15                    33470.89
  1997/02/28      32641.91                    33733.30
  1997/03/31      31798.92                    32347.20
  1997/04/30      31674.54                    34278.32
  1997/05/31      34562.84                    36365.19
  1997/06/30      34466.10                    37994.35
  1997/07/31      36511.40                    41017.56
  1997/08/31      36746.34                    38719.76
  1997/09/30      39405.99                    40840.44
  1997/10/31      37002.81                    39476.37
  1997/11/30      33906.40                    41303.73
  1997/12/31      34218.25                    42012.91
  1998/01/31      33303.15                    42477.58
  1998/02/28      34496.04                    45541.06
  1998/03/31      36015.77                    47873.22
  1998/04/30      37404.76                    48354.82
  1998/05/31      35492.85                    47523.60
  1998/06/30      34022.15                    49454.01
  1998/07/31      31293.19                    48927.32
  1998/08/31      25132.60                    41853.41
  1998/09/30      30145.93                    44534.54
  1998/10/31      30317.22                    48156.98
  1998/11/30      29135.36                    51075.78
  1998/12/31      28792.79                    54018.76
  1999/01/29      26891.54                    56277.83
IMATRL PRASUN   SHR__CHT 19990131 19990226 105921 R00000000000123


(CHECKMARK)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Institutional Class on January 31, 1989. As the chart shows, by January 31, 1999, the value of the investment would have grown to $26,892 - a 168.92% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $56,278 - a 462.78% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore can not be used for this comparison.)

ADVISOR NATURAL RESOURCES FUND

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF LARRY RAKERS)

An interview with Larry Rakers, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. HOW DID THE FUND PERFORM, LARRY?

A. For the six months that ended January 31, 1999, the fund's Institutional Class shares returned -14.07%. In comparison, the Goldman Sachs Natural Resources Index - and index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -9.92%, while the Standard & Poor's 500 Index returned 15.02% during the period. For the 12 months that ended January 31, 1999, the fund's Institutional Class shares returned -19.25%. During the same period, this performance lagged the Goldman Sachs and the S&P 500 returns of -14.94% and 32.49%, respectively.

Q. WHAT MARKET FACTORS HURT PERFORMANCE AND WHAT CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX FOR THE SIX-MONTH PERIOD?

A. The major cause for poor performance was weak global economic growth. Many international economies continue to languish in a mire of political, financial and currency troubles. Over the past couple of years, the global demand for natural resources has declined from an approximately 2% annual growth rate to zero. In this environment, even a slight increase in the supply of natural resources is too much and, as a result, commodity prices have tanked across the board. The fund underperformed the Goldman Sachs index because I allocated a larger percentage of fund assets to mid-cap integrated oil companies, energy service companies and drillers relative to the index. These companies are more sensitive to oil prices and underperformed the larger integrated oil companies, such as Mobil and Exxon, in this negative environment.

Q. WHY DID YOU OVERWEIGHT THE FUND ASSETS IN MORE AGGRESSIVE OIL
COMPANIES, RELATIVE TO THE INDEX?

A. In hindsight, I was early in my prediction that oil prices were poised to rebound. However, I am comfortable with the fund's asset allocation. I believe for a number of reasons - which I will discuss in more detail in my market outlook - that we are starting to see signs of impending strength in oil prices. As a result, if we do see an increase in oil prices, the smaller-cap integrated oil companies and energy service companies - which are more sensitive to oil prices
- will perform better than the larger-cap integrated oil companies, such as Mobil, British Petroleum and Exxon.

Q. WERE THERE ANY BRIGHT SPOTS IN THIS DIFFICULT ENVIRONMENT?

A. The major oil stocks such as Amoco, British Petroleum, Mobil and Exxon managed to gain approximately 13% over the past year. All of these stocks provided a boost to the fund's total return and rallied in response to merger announcements. In comparison, the secondary energy stocks - drillers, oil service and oil equipment - all posted significant losses for the year. Gold was the star of the metals group. The price of gold was down roughly 5% during the 12-month period, while prices for most other commodities were down approximately 20% to 30% for the same period.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. With the exception of the large integrated oil stocks and a select group of precious-metals companies, the natural resources sector experienced negative returns across the board. With energy prices hitting 12-year lows, significant detractors within the fund were USX-Marathon, Tosco, Weatherford International and Schlumberger. As I mentioned earlier, the stock prices of these companies and sectors are even more dependent on energy prices than the larger integrated oil companies. When the prices of oil and natural gas are below a certain level, it no longer makes economic sense to explore for these fuels or drill new wells. In this environment, business deteriorated for energy services companies like Weatherford and Schlumberger, and their stock prices suffered. On the other hand, if energy prices pick up, earnings may rise exponentially for these companies.

Q. WHAT'S YOUR OUTLOOK, LARRY?

A. I'm starting to get excited about the outlook for natural resources for the first time in a while. If we look at oil, for example, we are starting to see a response on the supply side to price movement. For example, the typical oil company cut capital expenditures by 30%, they cut back on exploration, and the number of rigs drilling for oil and gas is at a 49-year low. As a result, oil and gas production will most likely fall in 1999. In addition, some base-metals mines have been closing worldwide. If we get even a slight rebound in Asia or Latin America, it will not take much for a squeeze on supply, which could set the stage for an increase in commodity prices. This scenario would be very good for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK) FUND FACTS

START DATE: December 29, 1987

SIZE: as of January 31, 1999, more than
$271 million

MANAGER: Lawrence Rakers, since 1997;
joined Fidelity in 1993

ADVISOR NATURAL RESOURCES FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                                % OF FUND'S INVESTMENTS

Mobil Corp.                      8.4

BP Amoco PLC sponsored ADR       6.2

USX-Marathon Group               6.2

Elf Aquitaine SA sponsored ADR   5.4

Exxon Corp.                      5.1

Total SA sponsored ADR           4.9

Schlumberger Ltd.                4.3

Halliburton Co.                  3.9

Chevron Corp.                    3.8

Texaco, Inc.                     3.5

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS
Row: 1, Col: 1, Value: 64.2
Row: 1, Col: 2, Value: 18.5
Row: 1, Col: 3, Value: 6.7
Row: 1, Col: 4, Value: 4.4
Row: 1, Col: 5, Value: 1.4
Row: 1, Col: 6, Value: 4.8
Oil & Gas 65.2%
Energy Services 18.5%
Precious Metals 6.7%
Metals & Mining 4.4%
Autos, Tires, & Accessoreis 0.4%
All Others 4.8%*
* INCLUDES SHORT-TERM INVESTMENTS

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.6%

                                 SHARES                      VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.4%

Dynegy, Inc.                      100,000                    $ 1,062,500

CHEMICALS & PLASTICS - 0.2%

MacDermid, Inc.                   14,500                      541,938

ENERGY SERVICES - 18.5%

Baker Hughes, Inc.                264,650                     4,465,969

BJ Services Co. (a)               255,000                     3,761,250

Carbo Ceramics, Inc.              10,000                      160,000

Coflexip SA sponsored ADR         75,000                      2,287,500

ENSCO International, Inc.         375,000                     3,539,063

Global Marine, Inc. (a)           16,200                      134,663

Halliburton Co.                   360,000                     10,687,500

Helmerich & Payne, Inc.           110,000                     1,931,875

Input/Output, Inc. (a)            105,000                     669,375

Marine Drilling Companies,        70,000                      516,250
Inc. (a)

Nabors Industries, Inc. (a)       175,700                     2,196,250

Noble Drilling Corp. (a)          270,000                     3,611,250

Pool Energy Services Co. (a)      75,000                      900,000

Santa Fe International Corp.      93,700                      1,288,375

Schlumberger Ltd.                 243,300                     11,587,163

Smith International, Inc.         87,000                      2,202,188

UTI Energy Corp. (a)              70,000                      485,625

                                                              50,424,296

ENGINEERING - 0.2%

Stolt Comex Seaway SA             95,350                      560,181
sponsored ADR Class A

METALS & MINING - 4.4%

Alcoa, Inc.                       98,400                      8,228,700

Breakwater Resources Ltd. (a)     825,300                     496,971

Cameco Corp.                      45,000                      1,043,707

Camphor Ventures, Inc. (a)        585,900                     255,885

Columbia Metals Ltd. (a)          1,479,900                   195,858

Cominco Ltd.                      10,000                      120,434

Cyprus Amax Minerals Co.          40,000                      382,500

Freeport-McMoRan Copper &         25,000                      239,063
Gold, Inc.

Inco Ltd.                         60,000                      637,242

Minefinders Corp. Ltd. (a)(c)     47,700                      33,458

Rio Algom Ltd.                    40,000                      411,593

Southern Peru Copper Corp.        2,400                       20,250

                                                              12,065,661

OIL & GAS - 65.2%

Alberta Energy Co. Ltd.           55,000                      1,164,637

Amerada Hess Corp.                185,000                     8,787,500

Anadarko Petroleum Corp.          87,000                      2,354,438

BP Amoco PLC sponsored ADR        208,862                     16,943,930

Burlington Resources, Inc.        31,365                      948,791

Canadian Natural Resources        55,000                      855,281
Ltd. (a)

Chevron Corp.                     140,000                     10,465,000

Compagnie Generale de             70,000                      673,750
Geophysique SA sponsored ADR
(a)



                                 SHARES                      VALUE (NOTE 1)

Cooper Cameron Corp. (a)          11,600                     $ 271,150

Crestar Energy, Inc. (a)          62,500                      457,004

Elf Aquitaine SA sponsored ADR    266,400                     14,552,100

Eni Spa sponsored ADR             5,000                       300,000

Enron Oil & Gas Co.               55,000                      948,750

Exxon Corp.                       195,000                     13,735,313

Frontier Oil Corp. (a)            1,034,000                   5,816,250

Gulf Canada Resources Ltd. (a)    365,000                     985,442

Imperial Oil Ltd.                 305,000                     4,631,915

Louis Dreyfus Natural Gas         90,000                      1,136,250
Corp. (a)

Magnum Hunter Resources, Inc.     200,000                     587,500
(a)

Mobil Corp.                       259,200                     22,728,593

Noble Affiliates, Inc.            40,000                      787,500

Occidental Petroleum Corp.        9,800                       147,613

Ocean Energy, Inc. (a)            58,000                      261,000

Oryx Energy Co. (a)               270,000                     3,290,625

Paramount Resources Ltd. (c)      77,300                      716,120

Penn West Petroleum Ltd. (a)      33,000                      345,024

Petro-Canada, Inc.                175,000                     2,090,226

Phillips Petroleum Co.            12,200                      471,225

Plains Resources, Inc. (a)        211,600                     2,406,950

Renaissance Energy Ltd. (a)       30,000                      334,502

Rio Alto Exploration Ltd. (a)     115,000                     1,065,379

Royal Dutch Petroleum Co. (NY     66,000                      2,644,125
Registry Gilder 1.25)

Seagull Energy Corp. (a)          130,000                     625,625

Shell Transport & Trading Co.     104,100                     3,175,050
PLC ADR

Snyder Oil Corp.                  10,000                      113,750

Suncor Energy, Inc.               105,000                     2,824,411

Tesoro Petroleum Corp. (a)        69,300                      753,638

Texaco, Inc.                      200,000                     9,475,000

Tosco Corp.                       115,000                     2,501,250

Total SA sponsored ADR            260,000                     13,308,750

Ulster Petroleums Ltd. (a)        98,700                      659,655

Ultramar Diamond Shamrock         58,400                      1,284,800
Corp.

Union Pacific Resources           155,000                     1,249,688
Group, Inc.

USX-Marathon Group                735,000                     16,721,250

Veritas DGC, Inc. (a)             20,000                      248,750

Vintage Petroleum, Inc.           45,000                      326,250

Weatherford International,        60,100                      1,059,263
Inc. (a)

                                                              177,231,013

PRECIOUS METALS - 6.7%

Argentina Gold Corp. (a)          175,000                     612,593

First Dynasty Mines Ltd. (a)      401,700                     33,227

Getchell Gold Corp. (a)           220,000                     5,830,000

Greenstone Resources Ltd. (a)     3,961,395                   2,097,086

Greenstone Resources Ltd.         17,700                      9,370
(a)(c)

Greenstone Resources Ltd.         50,700                      11,742
warrants 2/28/02 (a)

Indochina Goldfields Ltd. (a)     108,800                     48,237

Kalahari Goldridge Mining Co.     500,000                     148,460
Ltd. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Mentor Exploration &              64,800                     $ 36,448
Development  Co. Ltd.

Meridian Gold, Inc. (a)           623,400                     3,403,289

Mountain Province Mining,         164,700                     240,860
Inc. (a)

Pan American Silver Corp. (a)     95,000                      487,196

Stillwater Mining Co. (a)         185,000                     4,856,250

TVI Pacific, Inc. (a)             459,200                     15,193

TVI Pacific, Inc. (a)(c)          1,860,000                   61,541

William Resources, Inc. (a)       4,860,000                   209,039

William Resources, Inc.           1,029,000                   7
warrants 12/31/02  (a)(c)

                                                              18,100,538

TOTAL COMMON STOCKS                                           259,986,127
(Cost $321,447,079)

CASH EQUIVALENTS - 4.4%



Taxable Central Cash Fund (b)     11,868,252                  11,868,252
(Cost $11,868,252)

TOTAL INVESTMENT IN                                           $ 271,854,379
SECURITIES - 100%
(Cost $333,315,331)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $820,496 or 0.3% of net assets.

OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States               65.8%

France                      11.3

Canada                      9.8

United Kingdom              7.4

Netherlands Antilles        4.3

Netherlands                 1.0

(Others individually less     0.4
than 1%)

                            100.0%

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $333,394,831. Net unrealized depreciation aggregated $61,540,452, of which $12,500,000 related to appreciated investment securities and $74,040,452 related to depreciated investment securities.

ADVISOR NATURAL RESOURCES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                      JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 271,854,379
value  (cost $333,315,331) -
 See accompanying schedule

Receivable for investments                   4,225,911
sold

Receivable for fund shares                   383,090
sold

Dividends receivable                         454,398

Interest receivable                          47,737

Other receivables                            30,681

 TOTAL ASSETS                                276,996,196

LIABILITIES

Payable for investments        $ 3,291,172
purchased

Payable for fund shares         2,120,378
redeemed

Accrued management fee          145,854

Distribution fees payable       138,167

Other payables and  accrued     154,888
expenses

 TOTAL LIABILITIES                           5,850,459

NET ASSETS                                  $ 271,145,737

Net Assets consist of:

Paid in capital                             $ 377,621,177

Undistributed net investment                 218,471
income

Accumulated undistributed net                (45,218,347)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (61,475,564)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 271,145,737

CALCULATION OF MAXIMUM                       $15.52
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($4,855,522 (divided
by)    312,883 shares)

 Maximum offering price per                  $16.47
share    (100/94.25 of
$15.52)

 CLASS T:  NET ASSET VALUE                   $15.69
and redemption    price per
share ($227,201,285 (divided
by)    14,481,421 shares)

 Maximum offering price per                  $16.26
share    (100/96.50 of
$15.69)

 CLASS B:  NET ASSET VALUE                   $15.43
and offering price    per
share ($32,439,101 (divided
by)    2,101,884 shares) A

 CLASS C:  NET ASSET VALUE                   $15.52
and offering price    per
share ($3,132,092 (divided
by)    201,751 shares) A

 INSTITUTIONAL CLASS:  NET                   $15.70
ASSET VALUE, offering price
  and redemption price per
share    ($3,517,737
(divided by) 224,105 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                     SIX MONTHS ENDED JANUARY 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                               $ 2,389,794
Dividends

Interest                                         400,463

 TOTAL INCOME                                    2,790,257

EXPENSES

Management fee                   $ 992,529

Transfer agent fees               515,964

Distribution fees                 930,343

Accounting fees and expenses      119,411

Non-interested trustees'          752
compensation

Custodian fees and expenses       25,284

Registration fees                 45,289

Audit                             20,026

Legal                             3,090

Miscellaneous                     4,570

 Total expenses before            2,657,258
reductions

 Expense reductions               (85,449)       2,571,809

NET INVESTMENT INCOME                            218,448

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (44,654,631)

 Foreign currency transactions    (467,576)      (45,122,207)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (7,178,027)

 Assets and liabilities in        (35,781)       (7,213,808)
foreign currencies

NET GAIN (LOSS)                                  (52,336,015)

NET INCREASE (DECREASE) IN                      $ (52,117,567)
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ 218,448                     $ 337,282
income

 Net realized gain (loss)       (45,122,207)                  53,995,953

 Change in net unrealized       (7,213,808)                   (134,840,866)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     (52,117,567)                  (80,507,631)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (204,614)                     (30,726)
From net investment income

 From net realized gain         (13,910,158)                  (102,298,827)

 TOTAL DISTRIBUTIONS            (14,114,772)                  (102,329,553)

Share transactions  - net       (62,728,781)                  (110,795,873)
increase (decrease)

Redemption fees                 40,393                        157,401

  TOTAL INCREASE (DECREASE)     (128,920,727)                 (293,475,656)
IN NET ASSETS

NET ASSETS

 Beginning of period            400,066,464                   693,542,120

 End of period (including      $ 271,145,737                 $ 400,066,464
undistributed net investment
income of $218,471 and
$259,207, respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 18.94                       $ 26.16              $ 25.11
period

Income from Investment
Operations

 Net investment income (loss)     .03                           .06                  (.05)
D

 Net realized and unrealized      (2.70)                        (3.33)               2.81
gain (loss)

 Total from investment            (2.67)                        (3.27)               2.76
operations

Less Distributions

 From net investment income       (.05)                         -                    (.10)

 In excess of net investment      -                             -                    (.04)
income

 From net realized gain           (.70)                         (3.96)               (1.57)

 Total distributions              (.75)                         (3.96)               (1.71)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.52                       $ 18.94              $ 26.16

TOTAL RETURN B, C                 (14.22)%                      (14.61)%             11.45%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,856                       $ 6,474              $ 6,372
(000 omitted)

Ratio of expenses to average      1.36% A                       1.34%                1.71% A, F
net assets

Ratio of expenses to average      1.31% A, G                    1.30% G              1.68% A, G
net assets after expense
reductions

Ratio of net investment           .34% A                        .28%                 (.28)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF
CLASS A SHARES) TO OCTOBER
31,1996. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



                                 YEAR ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996 E

Net asset value, beginning of    $ 23.65
period

Income from Investment
Operations

 Net investment income (loss)     -
D

 Net realized and unrealized      1.46
gain (loss)

 Total from investment            1.46
operations

Less Distributions

 From net investment income       -

 In excess of net investment      -
income

 From net realized gain           -

 Total distributions              -

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 25.11

TOTAL RETURN B, C                 6.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,609
(000 omitted)

Ratio of expenses to average      1.66% A, F
net assets

Ratio of expenses to average      1.58% A, G
net assets after expense
reductions

Ratio of net investment           (.01)% A
income (loss) to average net
assets

Portfolio turnover                137% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FOR THE PERIOD
SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF
CLASS A SHARES) TO OCTOBER
31,1996. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 19.11                       $ 26.34              $ 25.12
period

Income from Investment
Operations

 Net investment income (loss)     .02 D                         .02 D                (.02) D

 Net realized and unrealized      (2.73)                        (3.34)               2.83
gain (loss)

 Total from investment            (2.71)                        (3.32)               2.81
operations

Less Distributions

 From net investment income       (.01)                         -                    (.01)

 In excess of net investment      -                             -                    (.01)
income

 From net realized gain           (.70)                         (3.92)               (1.57)

 Total distributions              (.71)                         (3.92)               (1.59)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.69                       $ 19.11              $ 26.34

TOTAL RETURN B, C                 (14.30)%                      (14.69)%             11.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 227,201                     $ 342,347            $ 618,083
(000 omitted)

Ratio of expenses to average      1.52% A                       1.43%                1.47% A
net assets

Ratio of expenses to average      1.47% A, F                    1.39% F              1.44% A, F
net assets after expense
reductions

Ratio of net investment           .19% A                        .10%                 (.12)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



                                 YEARS ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996                     1995       1994       1993

Net asset value, beginning of    $ 19.25                  $ 17.56    $ 17.59    $ 13.88
period

Income from Investment
Operations

 Net investment income (loss)     .00 D                    (.05) D    (.11) D    .22

 Net realized and unrealized      6.56                     2.00       .76        4.91
gain (loss)

 Total from investment            6.56                     1.95       .65        5.13
operations

Less Distributions

 From net investment income       -                        -          -          -

 In excess of net investment      -                        -          -          -
income

 From net realized gain           (.69)                    (.26)      (.68)      (1.42)

 Total distributions              (.69)                    (.26)      (.68)      (1.42)

Redemption fees added to paid     -                        -          -          -
in capital

Net asset value, end of period   $ 25.12                  $ 19.25    $ 17.56    $ 17.59

TOTAL RETURN B, C                 35.01%                   11.40%     3.97%      41.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 602,915                $ 272,979  $ 199,361  $ 40,309
(000 omitted)

Ratio of expenses to average      1.59%                    1.86% E    2.10%      2.63%
net assets

Ratio of expenses to average      1.56% F                  1.84% F    2.07% F    2.62% F
net assets after expense
reductions

Ratio of net investment           .00%                     (.30)%     (.67)%     (1.18)%
income (loss) to average net
assets

Portfolio turnover                137%                     161%       125%       208%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET
INVESTMENT INCOME (LOSS) PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 18.81                       $ 25.99              $ 24.88
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.09)                (.12)
D

 Net realized and unrealized      (2.69)                        (3.29)               2.80
gain (loss)

 Total from investment            (2.72)                        (3.38)               2.68
operations

Less Distributions

 From net realized gain           (.66)                         (3.81)               (1.57)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.43                       $ 18.81              $ 25.99

TOTAL RETURN B, C                 (14.58)%                      (15.12)%             11.19%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 32,439                      $ 44,351             $ 59,044
(000 omitted)

Ratio of expenses to average      2.08% A                       1.98%                2.04% A
net assets

Ratio of expenses to average      2.03% A, G                    1.94% G              2.02% A, G
net assets after expense
reductions

Ratio of net investment           (.38)% A                      (.41)%               (.67)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JULY 3, 1995
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



                                 YEARS ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996                     1995 E

Net asset value, beginning of    $ 19.23                  $ 18.87
period

Income from Investment
Operations

 Net investment income (loss)     (.15)                    (.03)
D

 Net realized and unrealized      6.49                     .39
gain (loss)

 Total from investment            6.34                     .36
operations

Less Distributions

 From net realized gain           (.69)                    -

Redemption fees added to paid     -                        -
in capital

Net asset value, end of period   $ 24.88                  $ 19.23

TOTAL RETURN B, C                 33.87%                   1.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,106                 $ 2,508
(000 omitted)

Ratio of expenses to average      2.28%                    2.23% A, F
net assets

Ratio of expenses to average      2.24% G                  2.21% A, G
net assets after expense
reductions

Ratio of net investment           (.68)%                   (.67)% A
income (loss) to average net
assets

Portfolio turnover                137%                     161%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JULY 3, 1995
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 18.96                       $ 24.39
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.07)
D

 Net realized and unrealized      (2.70)                        (4.15)
gain (loss)

 Total from investment            (2.73)                        (4.22)
operations

Less Distributions

 From net investment income       (.01)                         -

 From net realized gain           (.70)                         (1.22)

 Total distributions              (.71)                         (1.22)

Redemption fees added to paid     .00                           .01
in capital

Net asset value, end of period   $ 15.52                       $ 18.96

TOTAL RETURN B, C                 (14.53)%                      (17.72)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,132                       $ 2,972
(000 omitted)

Ratio of expenses to average      2.04% A                       2.50% A, F
net assets

Ratio of expenses to average      1.99% A, G                    2.44% A, G
net assets after expense
reductions

Ratio of net investment           (.39)% A                      (.48)% A
income (loss) to average net
assets

Portfolio turnover                113% A                        97%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF
CLASS C SHARES) TO JULY
31,1998. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  NINE MONTHS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                 1997

Net asset value, beginning of    $ 19.15                       $ 26.42              $ 25.17
period

Income from Investment
Operations

 Net investment income (loss)     .06                           .13                  .04
D

 Net realized and unrealized      (2.73)                        (3.35)               2.85
gain (loss)

 Total from investment            (2.67)                        (3.22)               2.89
operations

Less Distributions

 From net investment income       (.08)                         (.09)                (.05)

 In excess of net investment      -                             -                    (.02)
income

 From net realized gain           (.70)                         (3.97)               (1.57)

 Total distributions              (.78)                         (4.06)               (1.64)

Redemption fees added to paid     .00                           .01                  -
in capital

Net asset value, end of period   $ 15.70                       $ 19.15              $ 26.42

TOTAL RETURN B, C                 (14.07)%                      (14.29)%             11.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,518                       $ 3,922              $ 10,042
(000 omitted)

Ratio of expenses to average      .93% A                        .95%                 1.08% A
net assets

Ratio of expenses to average      .87% A, G                     .91% G               1.06% A, G
net assets after expense
reductions

Ratio of net investment           .73% A                        .55%                 .24% A
income to average net assets

Portfolio turnover                113% A                        97%                  116% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
JULY 3, 1995 (COMMENCEMENT
OF SALE OF INSTITUTIONAL
CLASS SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).



                                 YEARS ENDED OCTOBER 31,


SELECTED PER-SHARE DATA          1996                     1995 E

Net asset value, beginning of    $ 19.27                  $ 18.87
period

Income from Investment
Operations

 Net investment income (loss)     .04                      (.01)
D

 Net realized and unrealized      6.55                     .41
gain (loss)

 Total from investment            6.59                     .40
operations

Less Distributions

 From net investment income       -                        -

 In excess of net investment      -                        -
income

 From net realized gain           (.69)                    -

 Total distributions              (.69)                    -

Redemption fees added to paid     -                        -
in capital

Net asset value, end of period   $ 25.17                  $ 19.27

TOTAL RETURN B, C                 35.13%                   2.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,860                  $ 718
(000 omitted)

Ratio of expenses to average      1.44%                    1.68% A, F
net assets

Ratio of expenses to average      1.39% G                  1.66% A, G
net assets after expense
reductions

Ratio of net investment           .17%                     (.13)% A
income to average net assets

Portfolio turnover                137%                     161%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
JULY 3, 1995 (COMMENCEMENT
OF SALE OF INSTITUTIONAL
CLASS SHARES) TO OCTOBER
31,1995. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Natural Resources Fund(the fund) is a fund of Fidelity Advisor Series VII(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $176,895,535 and $251,230,878, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity
Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,131      $ 31

CLASS T    715,894      4,205

CLASS B    192,213      144,258

CLASS C    15,105       14,291

          $ 930,343    $ 162,785

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 13,639     $ 5,115

CLASS T    66,754       23,337

CLASS B    100,866      100,866*

CLASS C    4,004        4,004*

          $ 185,263    $ 133,322

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 10,980    .39 *

CLASS T                 428,673    .30 *

CLASS B                 67,764     .35 *

CLASS C                 4,690      .31 *

INSTITUTIONAL CLASS     3,857      .20 *

                       $ 515,964

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $38,546 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $83,751 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $363 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS T   $ 1,335

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                            SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,

                            1999                          1998 A

FROM NET INVESTMENT INCOME

Class A                     $ 16,625                      $ -

Class T                      170,229                       -

Class B                      -                             -

Class C                      1,528                         -

Institutional Class          16,232                        30,726

Total                       $ 204,614                     $ 30,726

FROM NET REALIZED GAIN

Class A                     $ 231,956                     $ 1,049,623

Class T                      11,913,212                    90,875,522

Class B                      1,511,499                     8,918,986

Class C                      111,460                       16,549

Institutional Class          142,031                       1,438,147

Total                       $ 13,910,158                  $ 102,298,827

                            $ 14,114,772                  $ 102,329,553

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999

CLASS A Shares sold              58,639                        175,654             $ 990,548

Reinvestment of distributions    15,021                        43,840               240,544

Shares redeemed                  (102,541)                     (121,346)            (1,704,715)

Net increase (decrease)          (28,881)                      98,148              $ (473,623)

CLASS T Shares sold              1,296,389                     3,091,100           $ 22,236,970

Reinvestment of distributions    703,215                       3,685,442            11,405,496

Shares redeemed                  (5,429,347)                   (12,329,910)         (92,666,288)

Net increase (decrease)          (3,429,743)                   (5,553,368)         $ (59,023,822)

CLASS B Shares sold              310,212                       678,632             $ 5,205,604

Reinvestment of distributions    80,941                        333,587              1,294,263

Shares redeemed                  (647,343)                     (926,142)            (10,830,242)

Net increase (decrease)          (256,190)                     86,077              $ (4,330,375)

CLASS C Shares sold              98,557                        168,621             $ 1,660,225

Reinvestment of distributions    5,837                         787                  93,864

Shares redeemed                  (59,357)                      (12,694)             (992,982)

Net increase (decrease)          45,037                        156,714             $ 761,107

INSTITUTIONAL CLASS Shares       60,955                        138,650             $ 1,062,812
sold

Reinvestment of distributions    8,746                         60,810               141,597

Shares redeemed                  (50,432)                      (374,710)            (866,477)

Net increase (decrease)          19,269                        (175,250)           $ 337,932





                                YEAR ENDED JULY 31,

                                1998 A

CLASS A Shares sold             $ 3,950,955

Reinvestment of distributions    998,875

Shares redeemed                  (2,678,917)

Net increase (decrease)         $ 2,270,913

CLASS T Shares sold             $ 69,934,430

Reinvestment of distributions    85,183,832

Shares redeemed                  (270,469,326)

Net increase (decrease)         $ (115,351,064)

CLASS B Shares sold             $ 15,156,338

Reinvestment of distributions    7,598,024

Shares redeemed                  (19,895,184)

Net increase (decrease)         $ 2,859,178

CLASS C Shares sold             $ 3,628,673

Reinvestment of distributions    16,454

Shares redeemed                  (262,714)

Net increase (decrease)         $ 3,382,413

INSTITUTIONAL CLASS Shares      $ 3,107,221
sold

Reinvestment of distributions    1,415,854

Shares redeemed                  (8,480,388)

Net increase (decrease)         $ (3,957,313)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

ADVISOR TECHNOLOGY FUND - INSTITUTIONAL CLASS

PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY -       56.21%         79.89%       162.13%
INST CL

S&P 500                         15.02%         32.49%       103.54%

GS Technology                   51.47%         86.64%       193.08%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV TECHNOLOGY -         79.89%       49.14%
INST CL

S&P 500                           32.49%       34.28%

GS Technology                     86.64%       56.20%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Technology -CL I         S&P 500                     GS Technology
             00202                       SP001                       GS008
  1996/09/03      10000.00                    10000.00                    10000.00
  1996/09/30      11120.00                    10516.69                    11083.33
  1996/10/31      11230.00                    10806.74                    11005.93
  1996/11/30      12740.00                    11623.62                    12484.68
  1996/12/31      12478.92                    11393.36                    12085.30
  1997/01/31      13888.97                    12105.21                    13401.78
  1997/02/28      12932.15                    12200.12                    12346.74
  1997/03/31      12146.56                    11698.81                    11700.17
  1997/04/30      12871.72                    12397.23                    12745.92
  1997/05/31      14332.13                    13151.98                    14042.99
  1997/06/30      14473.13                    13741.19                    14224.25
  1997/07/31      16094.69                    14834.57                    16770.21
  1997/08/31      16568.06                    14003.54                    16383.11
  1997/09/30      17259.77                    14770.51                    16876.01
  1997/10/31      14759.13                    14277.18                    15423.60
  1997/11/30      14546.31                    14938.07                    15675.33
  1997/12/31      13816.57                    15194.56                    14927.75
  1998/01/31      14571.63                    15362.61                    15702.74
  1998/02/28      16239.54                    16470.56                    17407.22
  1998/03/31      16217.00                    17314.02                    17691.17
  1998/04/30      16870.63                    17488.19                    18693.45
  1998/05/31      15653.51                    17187.57                    17416.86
  1998/06/30      16881.90                    17885.73                    18931.40
  1998/07/31      16780.48                    17695.25                    19348.25
  1998/08/31      14222.27                    15136.87                    15845.13
  1998/09/30      16329.69                    16106.54                    18099.82
  1998/10/31      17265.07                    17416.64                    19431.16
  1998/11/30      19631.69                    18472.27                    21695.15
  1998/12/31      23170.36                    19536.64                    25251.29
  1999/01/29      26213.16                    20353.66                    29307.61
IMATRL PRASUN   SHR__CHT 19990131 19990226 110220 R00000000000032

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment would have grown to $26,213 - a 162.13% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $29,308 - a 193.08% increase.

(CHECKMARK)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

ADVISOR TECHNOLOGY FUND

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF MICHAEL TEMPERO)

An interview with
Michael Tempero, Portfolio Manager of Fidelity Advisor Technology Fund

Q. HOW DID THE FUND PERFORM, MIKE?

A. A. For the six months that ended January 31, 1999, the fund's Institutional Class shares returned 56.21%. During the same period, the Standard & Poor's 500 Index returned 15.02% while the overall technology sector, as measured by the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - gained 51.47%. For the year that ended January 31, 1999, the fund's Institutional Class shares returned 79.89%, while the S&P 500 and the Goldman Sachs Index had returns of 32.49% and 86.64%, respectively.

Q. WHAT FACTORS LED THE FUND TO OUTPERFORM ITS TWO BENCHMARK INDEXES DURING THE SIX-MONTH PERIOD?

A. During the summer and early autumn, economic crises in Asia, Russia and other emerging markets caused a broadly based stock market decline. During this time, technology stocks suffered badly relative to the rest of the market. However, in early October, investors decided that stock market losses were not the result of fundamental problems in the economy. As the market turned around, technology stocks led the rally, with some prices doubling. The fund outperformed the Goldman Sachs index due to a relatively small exposure to semiconductor and semiconductor equipment stocks before the market corrected. These stocks performed poorly through the first part of the period because semiconductor manufacturers were hurt by excess inventories when many personal computer manufacturers scaled back production and reduced semiconductor orders early in 1998.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. EMC Corp. did very well. EMC is a supplier of large-scale data storage units and a prime beneficiary of an increasingly "point and click" society. Every e-mail or online transaction creates a piece of electronic information that needs to be safely warehoused. EMC dominates the storage market largely because its units are compatible with many types of network servers and operating systems. Dell Computer also did well. Dell is the low-cost leader in personal computer manufacturing and sells PCs directly to the consumer instead of through retailers or distributors, assembling PCs only as orders are received. These strategies keep inventories lean and shorten the lead time for introducing new products. Microsoft continued to dominate the software category, generating strong gains on revenue growth and earnings that exceeded expectations during the last quarter of 1998.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE LAST SIX MONTHS?

A. Alcatel, a French manufacturer of telecommunications equipment, significantly missed its third-quarter earnings target. Achieving the company's business objectives became doubtful when several large European customers scaled back spending plans. Furthermore, even though Alcatel has entered the high-growth U.S. market, the lack of a superior technology puts the company at a competitive disadvantage. I limited the fund's loss by selling the stock during the period. Also, the fund missed an opportunity by not owning Lucent Technologies until late in the period. Lucent profited from increased demand for voice and data networking equipment as telecommunications companies compete for market share by upgrading their systems and services. Although I believed the stock was overvalued, Lucent's growth prospects commanded an even higher price premium by the time I purchased it. As a result, the fund only participated in part of the stock's price gain.

Q. WHAT ABOUT INTERNET STOCKS?

A. The Internet demonstrates how technology is transforming the way people communicate and do business. Investors have been eager to participate at an early developmental stage, creating enormous demand for Internet stocks that has driven prices up substantially. However, since only a handful of these companies can emerge as market leaders, valuations appear indiscriminately high. In the fund, I have been selective in buying Internet stocks. One example is America Online
(AOL). AOL is the established market leader in Internet access with more subscribers than the next several service providers combined. The company has developed a branded product that enhances its marketing ability and subscriber growth rate. Furthermore, AOL's management has done a credible job in meeting the market's expectations, leading to broad support from institutional investors.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. Consumer and corporate spending are critical issues for technology companies in 1999. As long as consumer confidence remains strong and corporate profitability is stable, spending for technology products should continue. That said, I will be watching for trends or events that could shift technology spending patterns or deflate technology product prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$372 million

MANAGER: Michael Tempero, since 1998;
joined Fidelity in 1993

ADVISOR TECHNOLOGY FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                              % OF FUND'S INVESTMENTS

Microsoft Corp.                9.6

Dell Computer Corp.            6.7

OY Nokia AB sponsored ADR      6.2

Texas Instruments, Inc.        4.8

Cisco Systems, Inc.            4.4

Intel Corp.                    4.1

International Business         3.5
Machines Corp.

America Online, Inc.           3.4

EMC Corp.                      3.3

Altera Corp.                   2.4

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS
Row: 1, Col: 1, Value: 25.5
Row: 1, Col: 2, Value: 20.8
Row: 1, Col: 3, Value: 18.0
Row: 1, Col: 4, Value: 14.4
Row: 1, Col: 5, Value: 5.3
Row: 1, Col: 6, Value: 16.0
Computer Services & Software 25.5%
Electronics 20.8%
Computers & Office Equipment 18.0%
Communications Equipment 14.4%
Electronic Instruments 5.3%
All Others 16.0%*
* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR TECHNOLOGY FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 85.6%

                                 SHARES                      VALUE (NOTE 1)

BROADCASTING - 0.0%

Entercom Communications Corp.     300                        $ 9,300
(a)

COMMUNICATIONS EQUIPMENT -
14.4%

ADC Telecommunications, Inc.      110,400                     4,395,300
(a)

Ascend Communications, Inc.       22,700                      1,981,994
(a)

Cisco Systems, Inc. (a)           146,575                     16,352,273

Dialogic Corp. (a)                23,700                      604,350

Jabil Circuit, Inc. (a)           8,200                       585,788

Lucent Technologies, Inc.         52,500                      5,909,531

OY Nokia AB sponsored ADR         159,200                     22,924,800

Premisys Communications, Inc.     42,700                      408,319
(a)

Tut Systems, Inc. (a)             100                         5,538

                                                              53,167,893

COMPUTER SERVICES & SOFTWARE
- 25.5%

24/7 Media, Inc. (a)              100                         3,763

Affiliated Computer Services,     24,500                      1,182,125
Inc.  Class A (a)

Allaire Corp. (a)                 100                         5,138

America Online, Inc.              70,400                      12,368,400

Aspect Development, Inc. (a)      25,600                      739,200

Automatic Data Processing,        92,600                      3,941,288
Inc.

Aware, Inc. (a)                   47,200                      1,870,300

BMC Software, Inc.                69,500                      3,244,781

Cadence Design Systems, Inc.      51,100                      1,635,200
(a)

Cambridge Technology              16,400                      485,850
Partners, Inc. (a)

Ceridian Corp. (a)                8,400                       666,750

Citrix Systems, Inc. (a)          23,200                      2,102,500

Cognos, Inc. (a)                  12,900                      339,316

Computer Learning Centers,        16,700                      86,109
Inc. (a)

Computer Sciences Corp.           21,400                      1,467,238

Compuware Corp. (a)               54,000                      3,577,500

Concur Technologies, Inc. (a)     200                         6,300

Documentum, Inc. (a)              40,500                      944,156

DST Systems, Inc. (a)             49,700                      3,078,294

Ebay, Inc. (a)                    100                         27,763

Electronic Arts, Inc. (a)         8,600                       362,544

Entrust Technologies, Inc. (a)    300                         10,575

Equifax, Inc.                     51,300                      2,029,556

First Data Corp.                  21,300                      816,056

GeoCities (a)                     100                         11,375

i2 Technologies, Inc. (a)         17,100                      596,363

IMS Health, Inc.                  51,400                      1,882,525

InfoSpace.com, Inc. (a)           100                         5,750

Legato Systems, Inc. (a)          17,200                      1,038,450

Marketwatch.Com, Inc. (a)         200                         13,900

Mentor Graphics Corp. (a)         20,500                      214,609

Microsoft Corp. (a)               201,600                     35,279,994

Oracle Corp. (a)                  135,200                     7,486,700

QRS Corp. (a)                     8,600                       430,000

Sabre Group Holdings, Inc.        25,700                      1,134,013
Class A (a)

Siebel Systems, Inc. (a)          76,755                      3,358,031

Smith-Gardner & Assocs, Inc.      200                         3,200
(a)



                                 SHARES                      VALUE (NOTE 1)

TSI International Software        12,800                     $ 708,800
Ltd. (a)

Wang Laboratories, Inc. (a)       34,000                      752,250

Xoom.com, Inc. (a)                100                         5,800

                                                              93,912,462

COMPUTERS & OFFICE EQUIPMENT
- 18.0%

Compaq Computer Corp.             146,100                     6,958,013

Dell Computer Corp. (a)           248,400                     24,840,000

EMC Corp. (a)                     112,800                     12,281,100

International Business            70,100                      12,845,825
Machines Corp.

Quantum Corp. (a)                 53,600                      1,283,050

SCI Systems, Inc. (a)             45,900                      2,524,500

Seagate Technology, Inc. (a)      106,700                     4,341,356

Symbol Technologies, Inc.         12,800                      806,400

Tech Data Corp. (a)               15,000                      470,625

                                                              66,350,869

CONSUMER ELECTRONICS - 0.8%

Sharp Corp.                       287,000                     2,926,207

DEFENSE ELECTRONICS - 0.1%

Alpha Industries, Inc. (a)        7,900                       316,000

ELECTRICAL EQUIPMENT - 0.2%

Allen Telecom, Inc. (a)           25,600                      172,800

American Power Conversion         12,800                      654,400
Corp. (a)

E Tek Dynamics, Inc. (a)          100                         3,000

                                                              830,200

ELECTRONIC INSTRUMENTS - 5.3%

Advantest Corp.                   11,300                      918,210

Applied Materials, Inc. (a)       135,200                     8,542,950

KLA-Tencor Corp. (a)              43,700                      2,523,675

Smart Modular Technologies,       30,000                      615,000
Inc. (a)

Teradyne, Inc. (a)                102,800                     6,771,950

                                                              19,371,785

ELECTRONICS - 20.8%

Altera Corp. (a)                  143,500                     9,022,563

Analog Devices, Inc. (a)          92,700                      2,757,825

C-Cube Microsystems, Inc. (a)     41,900                      843,238

Dallas Semiconductor Corp.        5,100                       187,106

Etec Systems, Inc. (a)            11,100                      595,931

Intel Corp.                       107,700                     15,178,969

Linear Technology Corp.           56,500                      5,748,875

Microchip Technology, Inc. (a)    8,600                       248,325

Micron Technology, Inc. (a)       63,600                      4,968,750

Motorola, Inc.                    97,300                      7,029,925

NVIDIA Corp. (a)                  100                         1,900

PMC-Sierra, Inc. (a)              8,500                       631,656

Rambus, Inc. (a)                  13,300                      999,163

Semtech Corp. (a)                 51,600                      1,844,700

Taiwan Semiconductor              24,600                      492,000
Manufacturing Co. Ltd. ADR
(a)

Texas Instruments, Inc.           178,500                     17,649,188

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ELECTRONICS - CONTINUED

Tokyo Electron Ltd.               18,000                     $ 825,631

Vishay Intertechnology, Inc.      25,600                      334,400

Vitesse Semiconductor Corp.       21,400                      1,106,113
(a)

VLSI Technology, Inc. (a)         25,600                      304,000

Xilinx, Inc. (a)                  69,000                      5,727,000

                                                              76,497,258

ENTERTAINMENT - 0.0%

Fox Entertainment Group, Inc.     4,000                       111,500
(a)

Ticketmaster Online               300                         18,825
CitySearch, Inc. (a)

                                                              130,325

HOME FURNISHINGS - 0.0%

Select Comfort Corp. (a)          100                         2,913

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

ASM Lithography Holding N V       35,000                      1,627,500
(a)

INSURANCE - 0.0%

MONY Group, Inc.                  200                         5,600

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

UBid, Inc. (a)                    100                         8,150

SERVICES - 0.1%

Diamond Technology Partners,      14,100                      421,238
Inc.  Class A (a)

TELEPHONE SERVICES - 0.0%

Covad Communications Group,       200                         10,550
Inc. (a)

TOTAL COMMON STOCKS                                           315,588,250
(Cost $217,370,994)

CASH EQUIVALENTS - 14.4%



Taxable Central Cash Fund (b)     53,192,629                  53,192,629
(Cost $53,192,629)

TOTAL INVESTMENT IN                                           $ 368,780,879
SECURITIES - 100%
(Cost $270,563,623)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $270,753,741. Net unrealized appreciation aggregated $98,027,138, of which $99,899,242 related to appreciated investment securities and $1,872,104 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 1999 approximately $2,903,000 of losses recognized during the period November 1, 1997 to July 31, 1998.

ADVISOR TECHNOLOGY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                     JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 368,780,879
value  (cost $270,563,623) -
 See accompanying schedule

Receivable for investments                    4,111,070
sold

Receivable for fund shares                    9,700,360
sold

Dividends receivable                          35,163

Interest receivable                           185,162

Other receivables                             1,661

 TOTAL ASSETS                                 382,814,295

LIABILITIES

Payable for investments         $ 8,960,629
purchased

Payable for fund shares          529,945
redeemed

Accrued management fee           151,606

Distribution fees payable        158,943

Other payables and accrued       110,026
expenses

 TOTAL LIABILITIES                            9,911,149

NET ASSETS                                   $ 372,903,146

Net Assets consist of:

Paid in capital                              $ 258,120,031

Accumulated net investment                    (945,314)
loss

Accumulated undistributed net                 17,511,949
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   98,216,480
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 372,903,146

CALCULATION OF MAXIMUM                        $23.20
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption    price per
share ($36,795,547 (divided
by)    1,585,755 shares)

 Maximum offering price per                   $24.62
share   (100/94.25 of $23.20)

 CLASS T:  NET ASSET VALUE                    $23.06
and redemption    price per
share ($201,095,759 (divided
by)   8,722,427 shares)

 Maximum offering price per                   $23.90
share   (100/96.50 of $23.06)

 CLASS B:  NET ASSET VALUE                    $22.80
and offering price    per
share ($92,887,593 (divided
by)    4,073,272 shares) A

 CLASS C:  NET ASSET VALUE                    $22.85
and offering price    per
share ($27,901,952 (divided
by)    1,221,221 shares) A

 INSTITUTIONAL CLASS:  NET                    $23.26
ASSET VALUE, offering price
  and redemption price per
share    ($14,222,295
(divided by) 611,394 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                   SIX MONTHS ENDED JANUARY 31,
                                   1999 (UNAUDITED)

INVESTMENT INCOME                             $ 90,705
Dividends

Interest                                       554,517

 TOTAL INCOME                                  645,222

EXPENSES

Management fee                   $ 580,009

Transfer agent fees               277,238

Distribution fees                 588,868

Accounting fees and expenses      55,543

Non-interested trustees'          321
compensation

Custodian fees and expenses       7,254

Registration fees                 81,594

Audit                             14,569

Legal                             1,985

Interest                          1,590

Miscellaneous                     640

 Total expenses before            1,609,611
reductions

 Expense reductions               (19,075)     1,590,536

NET INVESTMENT INCOME (LOSS)                   (945,314)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,094,422

 Foreign currency transactions    2,923        21,097,345

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            84,488,927

 Assets and liabilities in        (762)        84,488,165
foreign currencies

NET GAIN (LOSS)                                105,585,510

NET INCREASE (DECREASE) IN                    $ 104,640,196
NET ASSETS RESULTING FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (945,314)                   $ (974,989)
income (loss)

 Net realized gain (loss)       21,097,345                    2,748,784

 Change in net unrealized       84,488,165                    4,104,545
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     104,640,196                   5,878,340
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   -                             (6,934,584)
From net realized gain

 In excess of net realized      -                             (2,779,083)
gain

 TOTAL DISTRIBUTIONS            -                             (9,713,667)

Share transactions - net        117,412,210                   80,885,922
increase (decrease)

Redemption fees                 81,835                        79,635

  TOTAL INCREASE (DECREASE)     222,134,241                   77,130,230
IN NET ASSETS

NET ASSETS

 Beginning of period            150,768,905                   73,638,675

 End of period (including      $ 372,903,146                 $ 150,768,905
accumulated net investment
loss of $(945,314) and $0,
respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.88                       $ 15.96               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.05)                         (.08)                 (.10)
D

 Net realized and unrealized      8.36                          .58                   6.13
gain (loss)

 Total from investment            8.31                          .50                   6.03
operations

Less Distributions

 From net realized gain           -                             (1.14)                (.08)

 In excess of net realized        -                             (.45)                 -
gain

 Total distributions              -                             (1.59)                (.08)

Redemption fees added to paid     .01                           .01                   .01
in capital

Net asset value, end of period   $ 23.20                       $ 14.88               $ 15.96

TOTAL RETURN B, C                 55.91%                        4.20%                 60.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,796                      $ 15,414              $ 7,313
(000 omitted)

Ratio of expenses to average      1.31% A                       1.39%                 1.75% A, F
net assets

Ratio of expenses to average      1.30% A, G                    1.35% G               1.70% A, G
net assets after expense
reductions

Ratio of net investment           (.63)% A                      (.59)%                (.79)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31,1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.80                       $ 15.91               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.07)                         (.11)                 (.11)
D

 Net realized and unrealized      8.32                          .56                   6.09
gain (loss)

 Total from investment            8.25                          .45                   5.98
operations

Less Distributions

 From net realized gain           -                             (1.12)                (.08)

 In excess of net realized        -                             (.45)                 -
gain

 Total distributions              -                             (1.57)                (.08)

Redemption fees added to paid     .01                           .01                   .01
in capital

Net asset value, end of period   $ 23.06                       $ 14.80               $ 15.91

TOTAL RETURN B, C                 55.81%                        3.85%                 60.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 201,096                     $ 90,499              $ 57,624
(000 omitted)

Ratio of expenses to average      1.55% A                       1.60%                 1.92% A
net assets

Ratio of expenses to average      1.53% A, F                    1.56% F               1.87% A, F
net assets after expense
reductions

Ratio of net investment           (.87)% A                      (.80)%                (.93)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31,1997.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.68                       $ 15.88               $ 12.88
period

Income from Investment
Operations

 Net investment income (loss)     (.12)                         (.20)                 (.08)
D

 Net realized and unrealized      8.23                          .57                   3.08
gain (loss)

 Total from investment            8.11                          .37                   3.00
operations

Less Distributions

 From net realized gain           -                             (1.13)                -

 In excess of net realized        -                             (.45)                 -
gain

 Total distributions              -                             (1.58)                -

Redemption fees added to paid     .01                           .01                   -
in capital

Net asset value, end of period   $ 22.80                       $ 14.68               $ 15.88

TOTAL RETURN B, C                 55.31%                        3.27%                 23.29%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 92,888                      $ 31,041              $ 5,105
(000 omitted)

Ratio of expenses to average      2.09% A                       2.21%                 2.50% A, F
net assets

Ratio of expenses to average      2.07% A, G                    2.18% G               2.45% A, G
net assets after expense
reductions

Ratio of net investment           (1.40)% A                     (1.40)%               (1.41)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31,1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 E

Net asset value, beginning of    $ 14.70                       $ 14.28
period

Income from Investment
Operations

 Net investment income (loss)     (.11)                         (.17)
D

 Net realized and unrealized      8.25                          1.27
gain (loss)

 Total from investment            8.14                          1.10
operations

Less Distributions

 From net realized gain           -                             (.49)

 In excess of net realized        -                             (.20)
gain

 Total distributions              -                             (.69)

Redemption fees added to paid     .01                           .01
in capital

Net asset value, end of period   $ 22.85                       $ 14.70

TOTAL RETURN B, C                 55.44%                        8.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 27,902                      $ 6,754
(000 omitted)

Ratio of expenses to average      2.05% A                       2.43% A
net assets

Ratio of expenses to average      2.03% A, F                    2.41% A, F
net assets after expense
reductions

Ratio of net investment           (1.35)% A                     (1.64)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31,1998.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 E

Net asset value, beginning of    $ 14.89                       $ 15.98               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)                         (.04)                 (.06)
D

 Net realized and unrealized      8.38                          .55                   6.12
gain (loss)

 Total from investment            8.36                          .51                   6.06
operations

Less Distributions

 From net realized gain           -                             (1.15)                (.09)

 In excess of net realized        -                             (.46)                 -
gain

 Total distributions              -                             (1.61)                (.09)

Redemption fees added to paid     .01                           .01                   .01
in capital

Net asset value, end of period   $ 23.26                       $ 14.89               $ 15.98

TOTAL RETURN B, C                 56.21%                        4.26%                 60.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 14,222                      $ 7,060               $ 3,598
(000 omitted)

Ratio of expenses to average      .97% A                        1.10%                 1.50% A, F
net assets

Ratio of expenses to average      .95% A, G                     1.07% G               1.44% A, G
net assets after expense
reductions

Ratio of net investment           (.29)% A                      (.30)%                (.50)% A
income (loss) to average net
assets

Portfolio turnover                226% A                        348%                  517% A

A ANNUALIZED

B TOTAL RETURNS DO FOR
PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31,1997.

F FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 6 OF
NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $273,204,826 and $203,231,159, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 24,361     $ 39

CLASS T    284,680      913

CLASS B    221,597      166,337

CLASS C    58,230       56,088

          $ 588,868    $ 223,377

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 121,569    $ 65,850

CLASS T    221,211      89,952

CLASS B    63,924       63,924*

CLASS C    3,969        3,969*

          $ 410,673    $ 223,695

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 28,695   .30 *

CLASS T                 155,902   .28 *

CLASS B                 68,935    .32 *

CLASS C                 15,522    .27 *

INSTITUTIONAL CLASS     8,184     .21 *

                       $ 277,238

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $24,797 for the period.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $3,584,000. The weighted average interest rate was 5.3%.

6. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $18,671 under this arrangement.

In addition, the fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $404 under the custodian arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,

                                1999                          1998 A

FROM NET REALIZED GAIN

Class A                         $ -                           $ 729,180

Class T                          -                             5,047,886

Class B                          -                             851,766

Class C                          -                             20,288

Institutional Class              -                             285,464

Total                           $ -                           $ 6,934,584

IN EXCESS OF NET REALIZED GAIN

Class A                         $ -                           $ 292,224

Class T                          -                             2,022,976

Class B                          -                             341,351

Class C                          -                             8,130

Institutional Class              -                             114,402

Total                           $ -                           $ 2,779,083

                                $ -                           $ 9,713,667


A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                              DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED  JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A                1999

CLASS A Shares sold              770,276                       964,665              $ 15,079,974

Reinvestment of distributions    -                             69,547                -

Shares redeemed                  (220,576)                     (456,218)             (3,886,307)

Net increase (decrease)          549,700                       577,994              $ 11,193,667

CLASS T Shares sold              3,739,962                     4,279,715            $ 69,541,395

Reinvestment of distributions    -                             495,203               -

Shares redeemed                  (1,133,010)                   (2,282,335)           (18,423,281)

Net increase (decrease)          2,606,952                     2,492,583            $ 51,118,114

CLASS B Shares sold              2,363,629                     1,984,357            $ 44,351,636

Reinvestment of distributions    -                             78,354                -

Shares redeemed                  (405,009)                     (269,419)             (6,724,398)

Net increase (decrease)          1,958,620                     1,793,292            $ 37,627,238

CLASS C Shares sold              849,317                       494,219              $ 15,893,166

Reinvestment of distributions    -                             2,343                 -

Shares redeemed                  (87,485)                      (37,173)              (1,592,327)

Net increase (decrease)          761,832                       459,389              $ 14,300,839

INSTITUTIONAL CLASS Shares       288,555                       485,097              $ 5,694,989
sold

Reinvestment of distributions    -                             27,259                -

Shares redeemed                  (151,228)                     (263,460)             (2,522,637)

Net increase (decrease)          137,327                       248,896              $ 3,172,352





                                YEAR ENDED JULY 31,

                                1998 A

CLASS A Shares sold             $ 13,488,171

Reinvestment of distributions    932,488

Shares redeemed                  (6,419,806)

Net increase (decrease)         $ 8,000,853

CLASS T Shares sold             $ 62,520,538

Reinvestment of distributions    6,737,895

Shares redeemed                  (32,522,809)

Net increase (decrease)         $ 36,735,624

CLASS B Shares sold             $ 28,884,876

Reinvestment of distributions    1,031,825

Shares redeemed                  (3,754,232)

Net increase (decrease)         $ 26,162,469

CLASS C Shares sold             $ 6,924,463

Reinvestment of distributions    27,642

Shares redeemed                  (520,009)

Net increase (decrease)         $ 6,432,096

INSTITUTIONAL CLASS Shares      $ 6,901,286
sold

Reinvestment of distributions    379,700

Shares redeemed                  (3,726,106)

Net increase (decrease)         $ 3,554,880


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3 , 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

9. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

ADVISOR UTILITIES GROWTH FUND - INSTITUTIONAL CLASS

PERFORMANCE

PERFORMANCE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED JANUARY 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - INST   19.35%         32.87%       112.75%
CL

S&P 500                         15.02%         32.49%       103.54%

GS Utilities                    25.56%         36.57%       105.88%

CUMULATIVE TOTAL RETURNS show Institutional Class shares' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED JANUARY 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV UTILITIES - INST     32.87%       36.77%
CL

S&P 500                           32.49%       34.28%

GS Utilities                      36.57%       34.92%

AVERAGE ANNUAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Utilities Growth -CL I   S&P 500                     GS Utilities
             00206                       SP001                       GS007
  1996/09/03      10000.00                    10000.00                    10000.00
  1996/09/30      10160.00                    10516.69                    10176.08
  1996/10/31      10780.00                    10806.74                    10476.83
  1996/11/30      11360.00                    11623.62                    10911.15
  1996/12/31      11524.62                    11393.36                    10972.81
  1997/01/31      11848.98                    12105.21                    11198.39
  1997/02/28      12021.29                    12200.12                    11368.11
  1997/03/31      11413.13                    11698.81                    10703.10
  1997/04/30      11808.43                    12397.23                    10813.53
  1997/05/31      12558.50                    13151.98                    11421.28
  1997/06/30      12953.80                    13741.19                    11800.54
  1997/07/31      13268.01                    14834.57                    12102.55
  1997/08/31      12943.66                    14003.54                    11763.95
  1997/09/30      14335.34                    14770.51                    12662.62
  1997/10/31      14119.85                    14277.18                    12858.05
  1997/11/30      14786.84                    14938.07                    14071.85
  1997/12/31      15011.00                    15194.56                    14800.43
  1998/01/31      16012.47                    15362.61                    15075.28
  1998/02/28      17470.17                    16470.56                    15318.83
  1998/03/31      18527.29                    17314.02                    16771.80
  1998/04/30      18416.01                    17488.19                    16224.12
  1998/05/31      17837.38                    17187.57                    16023.80
  1998/06/30      17681.60                    17885.73                    16401.68
  1998/07/31      17826.25                    17695.25                    16397.57
  1998/08/31      15211.29                    15136.87                    15244.65
  1998/09/30      16723.52                    16106.54                    16699.19
  1998/10/31      16987.26                    17416.64                    17462.71
  1998/11/30      17742.52                    18472.27                    18082.46
  1998/12/31      19922.89                    19536.64                    19876.18
  1999/01/29      21275.46                    20353.66                    20588.34
IMATRL PRASUN   SHR__CHT 19990131 19990226 110458 R00000000000032

(CHECKMARK) UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Utilities Growth - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by January 31, 1999, the value of the investment would have grown to $21,275 - a 112.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,354 - a 103.54% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $20,588 - a 105.88% increase.

ADVISOR UTILITIES GROWTH FUND

FUND TALK: THE MANAGER'S OVERVIEW

(PHOTOGRAPH OF PETER SAPERSTONE)

NOTE TO SHAREHOLDERS: Peter Saperstone became Portfolio Manager of Fidelity Advisor Utilities Growth Fund on October 30, 1998.

Q. HOW DID THE FUND PERFORM, PETER?

A. For the six months that ended January 31, 1999, the fund's Institutional Class shares returned 19.35%. In comparison, the Goldman Sachs Utilities Index - an index of 136 stocks designed to measure the performance of companies in the utilities sector - returned 25.56%. During the same period, the Standard & Poor's 500 Index returned 15.02%. During the 12 months that ended January 31, 1999, the fund's Institutional Class shares returned 32.87%, while the S&P 500 and the Goldman Sachs indexes returned 32.49% and 36.57%, respectively, during the same period.

Q. WHAT FACTORS CAUSED THE FUND TO LAG THE GOLDMAN SACHS INDEX?

A. The fund's performance relative to the Goldman Sachs index was hurt primarily during the third quarter of 1998, when investors' flight to safety drove down stock prices in the telephone utilities sector and assets flowed into the more conservative electric utilities sector. The fund's large position in telephone stocks and underweighting in electric utilities relative to the index hurt performance during the past six-month period.

Q. BUT WEREN'T TELEPHONE STOCKS AMONG THE BEST PERFORMERS FOR THE
FUND?

A. Yes, they were, but their underperformance in the third quarter really hurt. However, with the exception of that quarter, telephone stocks accounted for the majority of the fund's solid return. Telephone companies continued to increase earnings and revenues faster than other sectors in the utilities industry due to strong demand for telecommunications equipment and data services. Consequently, these stocks reaped the rewards of their success and positive investor sentiment.

Q. WHAT WAS THE MARKET ENVIRONMENT LIKE FOR ELECTRIC UTILITIES?

A. It's been difficult. Many of these stocks have been out of favor for a while and are starting to look inexpensive considering the stable earnings growth of some electric utility companies. Lately I've been buying some electric utilities because they are looking more attractive on a relative basis.

Q. WHICH STOCKS WERE THE MAJOR CONTRIBUTORS TO TOTAL RETURN?

A. MCI WorldCom's stock continued to provide a significant boost to the fund's total return. The company continues to be one of the most compelling growth stories in the industry as a whole. MCI WorldCom is one of the best-positioned telecommunications companies in the data and Internet market, which could drive higher revenue growth than the industry. Another solid performer for the fund was Qwest Communications. This company offers a high-capacity fiber-optic network to deliver data communications; the stock appreciated significantly in response to the strong growth outlook for data-networking traffic.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. I have sold the fund's holdings in Smartalk, but before I did, the stock hurt total return as its price plummeted in response to financial difficulties. Owning Tel-Save.com stock was quite a roller-coaster ride during the period. During January the stock dropped from a daily trading high of approximately $22 to close at around $12.50 at the end of the period. The stock dropped primarily in response to investors' concerns regarding management changes and when its proposed merger with GTE fell apart.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. I don't anticipate any major changes to the fund's holdings and asset allocation. In the short term, the fund is positioned to take advantage of the growth potential in the telecommunications sector. However, if the market continues to bid up the prices of telephone utilities, I may continue to take some profits for the fund. Most likely, any changes to the fund's holdings would be in an effort to lower the fund's risk profile or to capitalize on any opportunities in other sectors, such as electric utilities, which offer some compelling stock valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)FUND FACTS

START DATE: September 3, 1996

SIZE: as of January 31, 1999, more than
$71 million

MANAGER: Peter Saperstone, since 1998;
joined Fidelity in 1995

ADVISOR UTILITIES GROWTH FUND

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF JANUARY
31, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              11.0

SBC Communications, Inc.        5.7

Bell Atlantic Corp.             5.0

Tele-Communications, Inc.       4.1
(TCI Group) Series A

MediaOne Group, Inc.            4.0

OY Nokia AB sponsored ADR       3.9

AirTouch Communications, Inc.   3.9

AT&T Corp.                      3.6

McLeodUSA, Inc. Class A         3.5

Ameritech Corp.                 3.5

TOP INDUSTRIES AS OF JANUARY
31, 1999

% OF FUND'S INVESTMENTS

Telephone Services 54.9%
Broadcasting 15.5%
Electric Utility 7.6%
Cellular 6.6%
Communications Equipment 4.8%
All Others 10.6%*

Row: 1, Col: 1, Value: 54.9
Row: 1, Col: 2, Value: 15.5
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 6.6
Row: 1, Col: 5, Value: 4.8
Row: 1, Col: 6, Value: 10.6

* INCLUDES SHORT-TERM INVESTMENTS

ADVISOR UTILITIES GROWTH FUND

INVESTMENTS JANUARY 31, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 89.5%

                                 SHARES                    VALUE (NOTE 1)

BROADCASTING - 13.1%

Cablevision Systems Corp.         20,000                   $ 1,347,500
Class A (a)

MediaOne Group, Inc.              50,000                    2,803,125

Metromedia Fiber Network,         47,100                    2,157,769
Inc.  Class A (a)

Tele-Communications, Inc.         42,527                    2,915,757
(TCI Group) Series A (a)

                                                            9,224,151

CELLULAR - 6.6%

AirTouch Communications, Inc.     28,300                    2,732,719
(a)

Century Telephone                 3,800                     258,400
Enterprises, Inc.

Nextel Communications, Inc.       9,100                     291,200
Class A (a)

SkyTel Communications, Inc.       19,100                    503,763
(a)

Telephone & Data Systems,         10,000                    532,500
Inc.

Teligent, Inc. Class A (a)        9,500                     332,500

                                                            4,651,082

COMMUNICATIONS EQUIPMENT - 4.8%

Intermedia Communications,        47,267                    655,830
Inc. (a)

OY Nokia AB sponsored ADR         19,100                    2,750,400

                                                            3,406,230

COMPUTER SERVICES & SOFTWARE
- 0.4%

Convergys Corp. (a)               14,300                    257,400

ELECTRIC UTILITY - 7.6%

AES Corp. (a)                     9,500                     320,031

CMS Energy Corp.                  31,700                    1,357,156

Duke Energy Corp.                 24,294                    1,501,673

Entergy Corp.                     18,100                    532,819

Montana Power Co.                 10,500                    551,250

PG&E Corp.                        34,300                    1,095,456

                                                            5,358,385

ELECTRICAL EQUIPMENT - 0.9%

American Superconductor Corp.     52,500                    616,875
(a)

GAS - 0.6%

Williams Companies, Inc.          11,981                    395,373

OIL & GAS - 0.6%

Coastal Corp. (The)               15,050                    448,678

TELEPHONE SERVICES - 54.9%

ALLTEL Corp.                      33,700                    2,175,756

Ameritech Corp.                   38,100                    2,481,263

AT&T Corp.                        28,175                    2,556,881

BCE, Inc.                         2,500                     112,163

Bell Atlantic Corp.               58,800                    3,528,000

BellSouth Corp.                   38,200                    1,704,675

Cincinnati Bell, Inc.             14,300                    290,469

Commonwealth Telephone            30,000                    948,750
Enterprises, Inc. (a)

COMSAT Corp. Series 1             14,300                    473,688

Covad Communications Group,       16,200                    854,550
Inc. (a)

Frontier Corp.                    19,800                    715,275



                                 SHARES                    VALUE (NOTE 1)

Global TeleSystems Group,         11,800                   $ 738,975
Inc. (a)

GTE Corp.                         25,900                    1,748,250

ICG Communications, Inc. (a)      20,000                    376,250

MCI WorldCom, Inc. (a)            96,630                    7,706,241

McLeodUSA, Inc. Class A (a)       60,000                    2,493,750

Qwest Communications              20,061                    1,202,406
International, Inc. (a)

SBC Communications, Inc.          73,900                    3,990,600

Sprint Corp. (FON Group)          13,300                    1,115,538

Tel-Save.com, Inc. (a)            133,650                   1,695,684

U.S. WEST, Inc.                   16,100                    993,169

WinStar Communications, Inc.      15,600                    669,825
(a)

                                                            38,572,158

TOTAL COMMON STOCKS                                         62,930,332
(Cost $47,885,372)

CONVERTIBLE PREFERRED STOCKS
- 2.4%



BROADCASTING - 2.4%

MediaOne Group, Inc. $3.63        20,500                    1,686,125
PIES (Cost $1,329,938)

CASH EQUIVALENTS - 8.1%



Taxable Central Cash Fund (b)     5,689,628                 5,689,628
(Cost $5,689,628)

TOTAL INVESTMENT IN                                         $ 70,306,085
SECURITIES - 100%
(Cost $54,904,938)

SECURITY TYPE ABBREVIATIONS

PIES - Premium Income Equity Securities

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

INCOME TAX INFORMATION

At January 31, 1999, the aggregate cost of investment securities for income tax purposes was $54,997,793. Net unrealized appreciation aggregated $15,308,292, of which $15,757,180 related to appreciated investment securities and $448,888 related to depreciated investment securities.

ADVISOR UTILITIES GROWTH FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        JANUARY 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 70,306,085
value  (cost $54,904,938) -
See accompanying schedule

Receivable for investments                   1,987,790
sold

Receivable for fund shares                   807,396
sold

Dividends receivable                         124,947

Interest receivable                          17,415

 TOTAL ASSETS                                73,243,633

LIABILITIES

Payable for investments        $ 1,279,570
purchased

Payable for fund shares         153,943
redeemed

Accrued management fee          32,225

Distribution fees payable       37,151

Other payables and  accrued     42,694
expenses

 TOTAL LIABILITIES                           1,545,583

NET ASSETS                                  $ 71,698,050

Net Assets consist of:

Paid in capital                             $ 58,610,556

Distributions in excess of                   (43,912)
net investment income

Accumulated undistributed net                (2,269,754)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  15,401,160
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                  $ 71,698,050

CALCULATION OF MAXIMUM                       $17.44
OFFERING PRICE  CLASS A:
NET ASSET VALUE and
redemption     price per
share ($5,916,829 (divided
by)     339,290 shares)

 Maximum offering price per                  $18.50
share    (100/94.25 of
$17.44)

 CLASS T:  NET ASSET VALUE                   $17.39
and redemption     price per
share ($29,396,576 (divided
by)     1,690,635 shares)

 Maximum offering price per                  $18.02
share    (100/96.50 of
$17.39)

 CLASS B:  NET ASSET VALUE                   $17.25
and offering price     per
share ($24,652,641 (divided
by)     1,429,347 shares) A

 CLASS C:  NET ASSET VALUE                   $17.24
and offering price    per
share ($7,627,279 (divided
by)     442,384 shares) A

 INSTITUTIONAL CLASS:  NET                   $17.46
ASSET VALUE, offering price
  and redemption price per
share     ($4,104,725
(divided by) 235,098 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                      SIX MONTHS ENDED JANUARY 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                              $ 341,101
Dividends

Interest                                        88,478

 TOTAL INCOME                                   429,579

EXPENSES

Management fee                   $ 146,735

Transfer agent fees               66,390

Distribution fees                 165,119

Accounting fees and expenses      30,157

Non-interested trustees'          87
compensation

Custodian fees and expenses       6,792

Registration fees                 48,460

Audit                             14,433

Legal                             471

Miscellaneous                     103

 Total expenses before            478,747
reductions

 Expense reductions               (9,721)       469,026

NET INVESTMENT INCOME (LOSS)                    (39,447)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,356,654)

 Foreign currency transactions    (794)         (1,357,448)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            12,721,048

 Assets and liabilities in        9             12,721,057
foreign currencies

NET GAIN (LOSS)                                 11,363,609

NET INCREASE (DECREASE) IN                     $ 11,324,162
NET ASSETS RESULTING FROM
OPERATIONS


<CAPTION
STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET     SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1998
ASSETS                         1999 (UNAUDITED)

Operations Net investment      $ (39,447)                    $ (83,903)
income (loss)

 Net realized gain (loss)       (1,357,448)                   4,505,946

 Change in net unrealized       12,721,057                    1,230,081
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     11,324,162                    5,652,124
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   -                             (36,379)
From net investment income

 In excess of net investment    (4,595)                       -
income

 From net realized gain         (2,519,900)                   (1,479,046)

 In excess of net realized      (912,306)                     -
gain

 TOTAL DISTRIBUTIONS            (3,436,801)                   (1,515,425)

Share transactions - net        20,857,391                    26,882,209
increase (decrease)

Redemption fees                 11,931                        21,301

  TOTAL INCREASE (DECREASE)     28,756,683                    31,040,209
IN NET ASSETS

NET ASSETS

 Beginning of period            42,941,367                    11,901,158

 End of period (including      $ 71,698,050                  $ 42,941,367
under (over) distribution of
net investment income of
$(43,912) and $130,
respectively)

SEE ACCOMPANYING NOTES WHICH
ARE AN INTEGRAL PART OF THE
FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 16.00                       $ 13.07               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .02                           (.02)                 .12
D

 Net realized and unrealized      2.62                          4.19                  3.09
gain (loss)

 Total from investment            2.64                          4.17                  3.21
operations

Less Distributions

 From net investment income       -                             (.04) H               (.03)

 From net realized gain           (.88)                         (1.21) H              (.11)

 In excess of net realized        (.32)                         -                     -
gain

 Total distributions              (1.20)                        (1.25)                (.14)

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.44                       $ 16.00               $ 13.07

TOTAL RETURN B, C                 19.22%                        33.99%                32.36%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,917                       $ 3,186               $ 531
(000 omitted)

Ratio of expenses to average      1.54% A                       1.75% E               1.75% A, E
net assets

Ratio of expenses to average      1.50% A, G                    1.72% G               1.75% A
net assets after expense
reductions

Ratio of net investment           .23% A                        (.11)%                1.09% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

F FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS A SHARES) TO JULY
31,1997.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).

H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.


FINANCIAL HIGHLIGHTS - CLASS T
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 15.95                       $ 13.03               $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .00                           (.04)                 .08
D

 Net realized and unrealized      2.61                          4.17                  3.09
gain (loss)

 Total from investment            2.61                          4.13                  3.17
operations

Less Distributions

 From net investment income       -                             (.03)                 (.03)

 From net realized gain           (.86)                         (1.19)                (.11)

 In excess of net realized        (.31)                         -                     -
gain

 Total distributions              (1.17)                        (1.22)                (.14)

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.39                       $ 15.95               $ 13.03

TOTAL RETURN B, C                 19.02%                        33.72%                31.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 29,397                      $ 19,918              $ 7,085
(000 omitted)

Ratio of expenses to average      1.79% A                       1.94%                 2.00% A, E
net assets

Ratio of expenses to average      1.75% A, G                    1.90% G               2.00% A
net assets after expense
reductions

Ratio of net investment           (.02)% A                      (.23)%                .79% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

F FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF CLASS T SHARES) TO JULY
31,1997.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).


FINANCIAL HIGHLIGHTS - CLASS B
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 15.83                       $ 13.01               $ 11.76
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                         (.13)                 .02
D

 Net realized and unrealized      2.59                          4.16                  1.23
gain (loss)

 Total from investment            2.55                          4.03                  1.25
operations

Less Distributions

 From net investment income       -                             (.03) H               -

 From net realized gain           (.83)                         (1.19) H              -

 In excess of net realized        (.30)                         -                     -
gain

 Total distributions              (1.13)                        (1.22)                -

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.25                       $ 15.83               $ 13.01

TOTAL RETURN B, C                 18.70%                        32.97%                10.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 24,653                      $ 12,919              $ 2,039
(000 omitted)

Ratio of expenses to average      2.27% A                       2.50% E               2.50% A, E
net assets

Ratio of expenses to average      2.23% A                       2.47% H               2.50% A
net assets after expense
reductions

Ratio of net investment           (.49)% A                      (.85)%                .32% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

F FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF SALE
OF CLASS B SHARES) TO JULY
31,1997.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).

H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.


FINANCIAL HIGHLIGHTS - CLASS C
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998 F

Net asset value, beginning of    $ 15.85                       $ 13.90
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                         (.10)
D

 Net realized and unrealized      2.57                          3.16
gain (loss)

 Total from investment            2.54                          3.06
operations

Less Distributions                -                             (.02)
 From net investment income

 From net realized gain           (.84)                         (1.10)

 In excess of net realized        (.31)                         -
gain

 Total distributions              (1.15)                        (1.12)

Redemption fees added to paid     .00                           .01
in capital

Net asset value, end of period   $ 17.24                       $ 15.85

TOTAL RETURN B, C                 18.66%                        23.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,627                       $ 3,489
(000 omitted)

Ratio of expenses to average      2.27% A                       2.50% A, E
net assets

Ratio of expenses to average      2.23% A, G                    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.48)% A                      (.91)% A
income (loss) to average net
assets

Portfolio turnover                152% A                        151%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS DO NOT
INCLUDE THE CONTINGENT
DEFERRED SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

F FOR THE PERIOD NOVEMBER 3,
1997 (COMMENCEMENT OF SALE
OF CLASS C SHARES) TO JULY
31,1998.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                   1998                  1997 F

Net asset value, beginning of    $ 16.02                       $ 13.09               $ 10.00
period

Income from Investment
Operations

 Net investment income D          .04                           .04                   .14

 Net realized and unrealized      2.62                          4.17                  3.10
gain (loss)

 Total from investment            2.66                          4.21                  3.24
operations

Less Distributions                -                             (.07) H               (.04)
 From net investment income

 In excess of net investment      (.02)                         -                     -
income

 From net realized gain           (.88)                         (1.22) H              (.11)

 In excess of net realized        (.32)                         -                     -
gain

 Total distributions              (1.22)                        (1.29)                (.15)

Redemption fees added to paid     .00                           .01                   -
in capital

Net asset value, end of period   $ 17.46                       $ 16.02               $ 13.09

TOTAL RETURN B, C                 19.35%                        34.36%                32.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,105                       $ 3,430               $ 2,246
(000 omitted)

Ratio of expenses to average      1.18% A                       1.46%                 1.50% A, E
net assets

Ratio of expenses to average      1.14% A, G                    1.43% G               1.50% A
net assets after expense
reductions

Ratio of net investment           .58% A                        .30%                  1.29% A
income to average net assets

Portfolio turnover                152% A                        151%                  13% A


A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

C TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO
WOULD HAVE BEEN HIGHER (SEE
NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

F FOR THE PERIOD SEPTEMBER 3,
1996 (COMMENCEMENT OF SALE
OF INSTITUTIONAL CLASS
SHARES) TO JULY 31,1997.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS).

H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Utilities Growth Fund (the fund) is a fund of
Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts'

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $49,412,560 and $36,026,001, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,674      $ 31

CLASS T    53,559       200

CLASS B    83,885       62,914

CLASS C    23,001       21,303

          $ 165,119    $ 84,448

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH

AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 36,451     $ 16,376

CLASS T    42,659       13,924

CLASS B    8,594        8,594 *

CLASS C    3,397        3,397 *

          $ 91,101     $ 42,291

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 5,390   .29 *

CLASS T                 29,669   .28 *

CLASS B                 22,378   .27 *

CLASS C                 6,060    .27 *

INSTITUTIONAL CLASS     2,893    .17 *

                       $ 66,390

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,582 for the period.

5. EXPENSE REDUCTIONS.

FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $6,340 under this arrangement.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $3,381 under the custodian arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:


                                SIX MONTHS ENDED JANUARY  YEAR ENDED
                                31,1999                   JULY 31, 1998 A

FROM NET INVESTMENT INCOME

Class A                         $ -                       $ 1,800

Class T                          -                         13,527

Class B                          -                         4,591

Class C                          -                         250

Institutional Class              -                         16,211

Total                           $ -                       $ 36,379

IN EXCESS OF NET INVESTMENT
INCOME

Class A                         $ -                       $ -

Class T                          -                         -

Class B                          -                         -

Class C                          -                         -

Institutional Class              4,595                     -

Total                           $ 4,595                   $ -

FROM NET REALIZED GAIN

Class A                         $ 196,351                 $ 66,066

Class T                          1,112,834                 749,717

Class B                          793,632                   267,630

Class C                          228,948                   16,996

Institutional Class              188,135                   378,637

Total                           $ 2,519,900               $ 1,479,046

IN EXCESS OF NET REALIZED GAIN

Class A                         $ 71,087                  $ -

Class T                          402,891                   -

Class B                          287,327                   -

Class C                          82,888                    -

Institutional Class              68,113                    -

Total                           $ 912,306                 $ -

                                $ 3,436,801               $ 1,515,425

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

7. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

                                SHARES                                             DOLLARS

                                SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31,  SIX MONTHS ENDED JANUARY 31,

                                1999                          1998 A               1999



CLASS A Shares sold              183,877                       171,774             $ 2,791,824

Reinvestment of distributions    17,187                        4,614                223,574

Shares redeemed                  (60,829)                      (17,947)             (873,296)

Net increase (decrease)          140,235                       158,441             $ 2,142,102

CLASS T Shares sold              700,888                       1,165,712           $ 10,366,054

Reinvestment of distributions    110,367                       53,698               1,431,839

Shares redeemed                  (369,043)                     (514,685)            (5,458,385)

Net increase (decrease)          442,212                       704,725             $ 6,339,508

CLASS B Shares sold              687,188                       725,510             $ 9,928,754

Reinvestment of distributions    65,771                        15,242               845,860

Shares redeemed                  (139,835)                     (81,233)             (2,038,308)

Net increase (decrease)          613,124                       659,519             $ 8,736,306

CLASS C Shares sold              253,340                       225,634             $ 3,885,610

Reinvestment of distributions    17,795                        1,164                228,715

Shares redeemed                  (48,865)                      (6,684)              (737,379)

Net increase (decrease)          222,270                       220,114             $ 3,376,946

INSTITUTIONAL CLASS Shares       37,839                        310,409             $ 542,433
sold

Reinvestment of distributions    18,454                        22,979               240,109

Shares redeemed                  (35,272)                      (290,942)            (520,013)

Net increase (decrease)          21,021                        42,446              $ 262,529





                                YEAR ENDED JULY 31,

                                1998 A



CLASS A Shares sold             $ 2,671,006

Reinvestment of distributions    61,624

Shares redeemed                  (275,348)

Net increase (decrease)         $ 2,457,282

CLASS T Shares sold             $ 17,577,615

Reinvestment of distributions    715,847

Shares redeemed                  (7,904,206)

Net increase (decrease)         $ 10,389,256

CLASS B Shares sold             $ 11,176,610

Reinvestment of distributions    202,512

Shares redeemed                  (1,222,194)

Net increase (decrease)         $ 10,156,928

CLASS C Shares sold             $ 3,470,986

Reinvestment of distributions    15,529

Shares redeemed                  (107,792)

Net increase (decrease)         $ 3,378,723

INSTITUTIONAL CLASS Shares      $ 4,630,856
sold

Reinvestment of distributions    307,065

Shares redeemed                  (4,437,901)

Net increase (decrease)         $ 500,020


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO JULY 31, 1998.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP (PwC) as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the current fiscal year. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PwC on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
(U.K.) Inc., London, England

Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Eric D. Roiter, Secretary

Richard A. Silver, Treasurer

Matthew N. Karstetter, Deputy Treasurer

John H. Costello, Assistant Treasurer

Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

* INDEPENDENT TRUSTEES

(dagger) CUSTODIAN FOR FIDELITY ADVISOR NATURAL RESOURCES FUND ONLY

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

Brown Brothers Harriman & Co. (dagger)
Boston, MA

FOCUS FUNDS

Fidelity Advisor Consumer
Industries Fund

Fidelity Advisor Cyclical
Industries Fund

Fidelity Advisor Financial
Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Natural
Resources Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS

Fidelity Advisor Latin America Fund

Fidelity Advisor Japan Fund

Fidelity Advisor Europe Capital
Appreciation Fund

Fidelity Advisor International Capital
Appreciation Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Diversified International Fund

Fidelity Advisor Global Equity Fund

Fidelity Advisor TechnoQuant SM Growth Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Strategic Opportunities Fund

Fidelity Advisor Mid Cap Fund

Fidelity Retirement Growth Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Growth Opportunities Fund

GROWTH AND INCOME FUNDS

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Asset Allocation Fund

Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS

Fidelity Advisor Municipal Income Fund

Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS

Prime Fund

Treasury Fund

Tax-Exempt Fund

(FIDELITY LOGO GRAPHIC)
Fidelity Investments Institutional Services Co., Inc.
P.O. Box 505422
Cincinnati, OH 45250-5422

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AFOCI-SANN-0399  71976
1.700906.101